SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 3)

Filed by the registrant    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
     |X|  Preliminary Proxy Statement       |_|  Confidential, For Use of  the
     |_|  Definitive Proxy Statement             Commission Only (as permitted
     |_|  Definitive Additional Materials        by Rule 14a-6(e)(2))
     |_|  Soliciting Material Pursuant to
          Rule 14a-11(c) or Rule 14a-12

                                  XTRANA, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     |X|  No Fee Required
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transactions applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     |X|  Fee paid previously with preliminary materials:

$2,422 fee paid in connection with Preliminary Proxy Statement filed on May 16, 2005.
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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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


                                  XTRANA, INC.
                                  P.O. BOX 688
                             SEDALIA, COLORADO 80135
                                 (303) 466-4424


                                                                 August __, 2005
Dear Stockholders:

I am pleased to invite you to attend Xtrana, Inc.'s Annual Meeting of Stockholders to be held October 3, 2005 at 11:00 a.m. Pacific Daylight Time at the offices of Stubbs Alderton & Markiles, LLP, 15821 Ventura Blvd., Suite 525, Encino, CA 91436. The formal Notice of Annual Meeting of Stockholders and Proxy Statement are attached.

The matters to be acted upon by the Stockholders are set forth in the Notice of Annual Meeting of Stockholders. At the Annual Meeting, you will be asked to consider and vote upon the following:

         1.       The election of six directors.

         2. A proposal to adopt the Agreement and Plan of Merger, dated as of December 14, 2004, as amended, by and among Xtrana, Inc., AIC Merger Corporation, a direct wholly-owned subsidiary of Xtrana, Inc. and Alpha Innotech Corporation, pursuant to which AIC Merger Corporation will be merged with and into Alpha Innotech Corporation, with Alpha Innotech Corporation as the surviving corporation in the merger.

         3. A proposal to amend our Certificate of Incorporation to effect a reverse stock split pursuant to which ten shares of the Company's outstanding common stock will be exchanged for one new share of common stock immediately prior to the consummation of the proposed merger.

         4. A proposal to amend our Certificate of Incorporation to change the name of our corporation to Alpha Innotech Corp. following a successful completion of the proposed merger.

                  XTRANA CANNOT COMPLETE ITS MERGER WITH ALPHA INNOTECH UNLESS YOU APPROVE PROPOSALS 2, 3 AND 4.

         5. To approve a proposal to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of Proposals No. 2, 3 and 4 above.

         6. Any other matters that properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

Our Board of Directors believes the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to and in the best interests of Xtrana, Inc. and its stockholders.

OUR BOARD OF DIRECTORS HAS ADOPTED THE MERGER AGREEMENT AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT.

I enthusiastically support this merger and join with the Board of Directors in recommending that you vote in favor of the merger. It is important that your shares be voted whether or not you plan to be present at the Annual Meeting. Please complete, sign, date and return the enclosed form of proxy promptly.

                          YOUR VOTE IS VERY IMPORTANT!

                                       Sincerely,

                                       Xtrana, Inc.


                                       ----------------------------------
                                       Michael D. Bick, PhD
                                       Chairman of the Board of Directors

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 OF XTRANA, INC.
                           TO BE HELD OCTOBER 3, 2005

TO THE STOCKHOLDERS
OF XTRANA, INC.:

         Notice is hereby given that a Annual Meeting (the "Annual Meeting") of stockholders of Xtrana, Inc. will be held at the offices of Stubbs Alderton & Markiles, LLP, 15821 Ventura Blvd., Suite 525, Encino, CA 91436, on October 3, 2005 at 11:00 a.m. Pacific Daylight Time, for the following purposes:

         1.       The election of six directors.

         2. To consider and vote upon a proposal to adopt the Agreement and Plan of Merger, dated as of December 14, 2004, as amended, by and among Xtrana, Inc., AIC Merger Corporation, a direct wholly-owned subsidiary of Xtrana, Inc. and Alpha Innotech Corporation, pursuant to which AIC Merger Corporation will be merged with and into Alpha Innotech Corporation, with Alpha Innotech Corporation as the surviving corporation in the merger.

         3. To consider and vote upon a proposal to amend our Certificate of Incorporation to effect a reverse stock split pursuant to which ten shares of the Company's outstanding common stock will be converted into one new share of common stock immediately prior to the consummation of the proposed merger described in Proposal No. 2.

         4. To consider and vote upon a proposal to amend our Certificate of Incorporation to change the name of our corporation to Alpha Innotech Corp. following a successful completion of the proposed merger described in Proposal No. 2.

         5. To approve a proposal to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of Proposals No. 2, 3 and 4 above.


         6. To consider and vote upon any other matters that properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

         The Board of Directors has fixed the close of business on August 12, 2005 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The six nominees for directors who receive the highest number of votes will be elected. Approval of the matters to be voted upon in connection with Proposal numbers 2, 3 and 4 above, require the affirmative vote of a majority of the outstanding shares of common stock as of the record date. The approval of the matters to be voted upon in connection with Proposal number 5 requires the approval of a majority of the votes cast on that proposal.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

         The accompanying Proxy Statement and the Appendices thereto (including the Agreement and Plan of Merger, as amended, attached as APPENDIX A to the attached Proxy Statement) form a part of this notice.

                                       By Order of the Board of Directors


                                       ----------------------------------
                                       Michael D. Bick, PhD
                                       Chairman of the Board of Directors

P.O. Box 688
Sedalia, Colorado 80135
(303) 466-4424

Dated: August __, 2005

         PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DECIDE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                                 XTRANA, INC.
                                 P.O. Box 688
                            Sedalia, Colorado 80135
                                (303) 466-4424
--------------------------------------------------------------------------------


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is being furnished to you as a holder of outstanding shares common stock, par value $0.01 per share, of Xtrana, Inc. ("Xtrana," the "Company," "we" or "us") in connection with the solicitation of proxies by our Board of Directors, for use at a Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Stubbs Alderton & Markiles, LLP, 15821 Ventura Blvd., Suite 525, Encino, CA 91436, on October 3, 2005 at 11:00 a.m. Pacific Daylight Time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.

         All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposal described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing with our Secretary, at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

         The close of business on August 12, 2005, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of the record date, we had outstanding 16,533,269 shares of common stock, par value $0.01 per share, our only outstanding voting securities. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

         Our principal executive offices are located at P.O. Box 688, Sedalia, Colorado 80135. This Proxy Statement and the accompanying Proxy are expected to be mailed to our stockholders beginning on August 12, 2005.

         At the Annual Meeting, the stockholders will consider and vote upon the proposal to (1) elect six directors, (2) approve a proposal to adopt the Agreement and Plan of Merger, dated as of December 14, 2004, as amended, by and among us, our wholly-owned subsidiary AIC Merger Corporation, and Alpha Innotech Corporation ("Alpha Innotech"), pursuant to which AIC Merger Corporation will be merged with and into Alpha Innotech, with Alpha Innotech as the surviving corporation in the merger (this agreement, as amended, is referred to in this Proxy Statement as the "Merger Agreement" and this transaction is referred to as the "Merger"), (3) approve a proposal to amend our Certificate of Incorporation to effect a reverse stock split pursuant to which ten shares of our outstanding common stock will be exchanged for one new share of our common stock immediately prior to the Merger; (4) approve a proposal to amend our Certificate of Incorporation to change the name of our corporation to Alpha Innotech Corp. following a successful completion of the Merger, (5) approve a proposal to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of the prior three proposals, and (6) consider such other proposals as may properly come before the Annual Meeting or any adjournment thereof.

         Additional information about the Merger and the parties to the Merger Agreement is contained in this Proxy Statement, which should be reviewed carefully.

         THE  BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS  THAT  THE  XTRANA
STOCKHOLDERS VOTE "FOR" THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS.

         FOR THE REASONS SET FORTH HEREIN, THE BOARD OF DIRECTORS HAS UNANIMOUSLY CONCLUDED THAT THE MERGER IS IN THE BEST INTERESTS OF XTRANA AND THE XTRANA STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE XTRANA STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT, CHANGE OUR CORPORATE NAME AND "FOR" THE ADJOURNMENT PROPOSAL.

                                      * * *

         YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. XTRANA HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. NEITHER THE DELIVERY OF THIS PROXY STATEMENT NOR THE CONSUMMATION OF THE MERGER BY XTRANA MEANS THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT.

                                TABLE OF CONTENTS
SUMMARY........................................................................1
THE ANNUAL MEETING OF STOCKHOLDERS.............................................6
PROPOSAL NO. 1: ELECTION OF DIRECTORS..........................................9
PROPOSAL NO. 2: MERGER........................................................17
PROPOSAL NO. 3: REVERSE STOCK SPLIT...........................................68
PROPOSAL NO. 4: NAME CHANGE...................................................73
PROPOSAL NO. 5: ADJOURNMENT PROPOSAL..........................................74
BENEFICIAL OWNERSHIP OF COMMON STOCK..........................................75
PROPOSALS OF STOCKHOLDERS.....................................................76
OTHER MATTERS.................................................................76
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................................76
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...............................77

APPENDIX A: AGREEMENT AND PLAN OF MERGER (INCLUDING AMENDMENTS NO. 1 & 2)....A-1
APPENDIX B: OPINION OF FINANCIAL ADVISORS....................................B-1
APPENDIX C: FINANCIAL STATEMENTS OF ALPHA INNOTECH CORPORATION...............C-1
APPENDIX D: CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION.........D-1

                                     SUMMARY

         YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS APPEARING ELSEWHERE IN THIS PROXY STATEMENT OR DELIVERED WITH THIS PROXY STATEMENT.

THE COMPANIES
XTRANA, INC.:                We  were  incorporated  in  Delaware  in  1987.  We
                             previously  developed nucleic  acid-based tests for
                             use in drug discovery,  detection of  environmental
                             and  food  contaminants,   forensics  and  identity
                             testing,   human  and  animal   diseases,   genetic
                             predisposition to disease,  and other applications.
                             We  sold  substantially  all  of  our  intellectual
                             property assets to Applera  Corporation in May 2004
                             pursuant to an Assignment Agreement approved by our
                             stockholders  in March,  2004.  As a result,  we no
                             longer have any ongoing  operations.  Our corporate
                             office  is  located  at  P.O.  Box  688,   Sedalia,
                             Colorado  80135 and our  telephone  number is (303)
                             466-4424.

                             See page 39, "PROPOSAL NO. 2 MERGER - Xtrana Business and Financial Information"

ALPHA INNOTECH CORPORATION   Alpha  Innotech   Corporation,   a  privately  held
                             company,  was  incorporated  in California in 1992.
                             Alpha Innotech develops, manufactures, and markets digital imaging and detection systems for the life science research and drug discovery markets. Alpha
                             Innotech  maintains its  corporate  offices at 2401
                             Merced Street, San Leandro, California 94577 and its telephone number is (510) 483-9620.

                             See page 40, "PROPOSAL NO. 2 MERGER - Alpha Innotech Business and Financial Information"

THE AGREEMENT AND PLAN OF MERGER

THE EFFECT OF THE MERGER     On December  14,  2004,  Xtrana and Alpha  Innotech
                             entered into the Merger Agreement. Pursuant to the Merger Agreement:

                             o Our wholly-owned subsidiary AIC Merger Corporation will merge with and into Alpha Innotech;

                             o        Alpha   Innotech  will  be  the  surviving
                                      corporation and a wholly-owned subsidiary of Xtrana;

                             o        The  separate   existence  of  AIC  Merger
                                      Corporation will end;

                             o Each share of Alpha Innotech common stock and preferred stock issued and outstanding at the closing of the Merger (other than treasury stock and dissenters' shares) will be converted into shares of newly issued Xtrana common stock; and

                             o Immediately following the Merger, the Alpha Innotech stockholders will hold approximately 83% and our stockholders will hold approximately 17% of the outstanding shares of the surviving corporation (excluding options and warrants).

                             See page 17, "PROPOSAL NO. 2 MERGER"

MERGER CONSIDERATION         Upon approval and  consummation  of the Merger,  we
                             will issue, in exchange for all outstanding  shares
                             of Alpha Innotech common and preferred stock,  that
                             number of shares of our common  stock as will equal
                             approximately 83% of our total  outstanding  shares
                             immediately  after the  consummation of the Merger.
                             Of these shares,  500,000 shares will be issued and
                             placed in an escrow  account  until March 31, 2006,
                             and may be cancelled if Alpha Innotech  suffers any
                             liabilities under the indemnification provisions of
                             the Merger Agreement.  An additional 500,000 shares
                             of our  common  stock  will be issued and placed in
                             escrow for until March 31, 2006 and may be released
                             to Alpha  Innotech  stockholders  if we suffer  any
                             liabilities  under the  indemnification  provisions
                             set  forth  in the  Merger  Agreement.  The  Merger
                             consideration    described    above   assumes   the
                             completion of the 1-for-10 reverse stock split of Xtrana, Inc. common stock described below.

                             It is a condition to the closing that we have a specified minimum amount of cash and cash equivalents at the closing of the Merger, which amount is $2,450,000 less certain expenses incurred by us in connection with the Merger. In addition, in accordance with the Merger Agreement, we have previously advanced Alpha Innotech $500,000 pursuant to secured promissory note.

                             See page 27, "PROPOSAL NO. 2 MERGER - Merger Consideration"

CONDITIONS THAT MUST BE Each party's obligation to complete the Merger is SATISFIED FOR THE MERGER subject to the prior satisfaction or waiver of
TO OCCUR                     certain   conditions.   In  addition  to  customary
                             closing  conditions,  we have to  comply  with  the
                             following   material   conditions   that   must  be
                             satisfied  or  waived  before   completion  of  the
                             Merger:

                             o we shall have obtained the affirmative vote of the holders of a majority of shares of Xtrana Common Stock in favor of the Merger;

                             o we shall have cash and cash equivalents at the closing in amount equal to $2,450,000 less certain expenses incurred in connection with the Merger;

                             o        we  shall  have   implemented  a  1-for-10
                                      reverse stock split; and

                             o we shall change our corporate name at the time of the closing to "Alpha Innotech Corp."

                             See page 25, "PROPOSAL NO. 2 MERGER--Conditions of the Merger"

TERMINATION OF THE           The  Merger  Agreement  may be  terminated  and the
MERGER AGREEMENT             Merger  may be  abandoned  at any time prior to the
                             completion of the Merger:

                             o        by mutual written consent of the parties;

                             o        by either party if any governmental entity
                                      issues    an   order    restraining    the
                                      consummation of the Merger;

                             o by either Alpha Innotech or us if the closing has not occurred by September 30, 2005 (unless the failure to close is the result of a terminating party's failure to act);

                             o by either party in the event other party materially breaches its representations under the Merger Agreement;

                             o        by   either   party   if  our   respective
                                      stockholders  fail to approve  the Merger;
                                      and

                             o by either party if a material adverse change with respect to the business of the other party has occurred prior to the closing.

                             In the event that the Merger Agreement is terminated because the closing has not occurred by September 30, 2005, or by Alpha Innotech because of an adverse change in our business, or a breach of our representations and warranties, or by Alpha Innotech because our stockholders do not approve the Merger, then we will be obligated to pay Alpha Innotech $100,000 by offset against the obligations of Alpha Innotech pursuant to a $500,000 promissory note issued by Alpha Innotech to us pursuant to the terms of the Merger Agreement.

                             See page 25, "PROPOSAL NO. 2 MERGER--Termination; Termination Fee"

FEDERAL INCOME TAX           The   Merger   is   intended   to  be  a   tax-free
                             reorganization  in  which  no gain or loss  will be
                             recognized by us or our stockholders. For a further
                             discussion of the federal  income tax  consequences
                             of  the  Merger,  see  page  28,  "PROPOSAL  NO.  2
                             MERGER--Material Federal Income Tax Consequences to
                             Stockholders"

REGULATORY REQUIREMENTS      Other than the following actions,  we are not aware
                             of any governmental or regulatory requirements with which we must comply in completing the Merger:

                             o compliance with the general corporation laws of the State of California and the State of Delaware; and

                             o        compliance   with  any  applicable   state
                                      securities laws.

                             See page 29, "PROPOSAL NO. 2 MERGER--Regulatory Approvals"

CONDUCT OF BUSINESS          The Merger  Agreement  provides  that,  pending the
                             Merger, neither we nor AIC Merger Corporation or Alpha Innotech will enter a transaction or take any action outside the ordinary course of business.

                             See page 24, "PROPOSAL NO. 2 MERGER--Covenants"

VOTE REQUIRED:               Approval  of  the  matters  to  be  voted  upon  in
                             connection with the Merger, including Proposals 2, 3 and 4, requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. As a result, the failure to vote in person or by proxy on any such proposal at the Annual Meeting or abstaining on the Merger proposal has the same effect as voting against the Merger proposal.

                             See page 6, "THE ANNUAL MEETING OF STOCKHOLDERS-- Votes Required; Quorum."

THE ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING:              Our Annual  Meeting will be held on October 3, 2005
                             at 11:00 a.m. Pacific Daylight Time, at the offices of Stubbs Alderton & Markiles, LLP, 15821 Ventura
                             Blvd., Suite 525, Encino, CA 91436. The purpose of the Annual Meeting is to consider and vote on the following:

                             1.       the election of six directors;

                             2. a proposal to adopt the Agreement and Plan of Merger, dated as of December 14, 2004, as amended, by and among us, AIC Merger Corporation (our direct wholly-owned subsidiary), and Alpha Innotech Corporation, pursuant to which AIC Merger Corporation will be merged with and into Alpha Innotech Corporation, with Alpha Innotech Corporation as the surviving corporation in the Merger;

                             3. a proposal to amend our Certificate of Incorporation to effect a reverse stock split pursuant to which ten shares of our outstanding common stock will be exchanged for one new share of common stock immediately prior to the consummation of the Merger;

                             4. a proposal to amend our Certificate of Incorporation to change the name of our corporation to Alpha Innotech Corp. upon successful completion of the Merger;

                             5. a proposal to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of Proposals No. 2, 3 and 4 above; and

                             6. any other matters that properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

                             Holders of record of our common stock at the close of business on August 12, 2005 will be entitled to notice of and to vote at the Annual Meeting. Each share of our common stock is entitled to one vote for each share held of record upon each matter properly presented to the stockholders for a vote at the Annual Meeting.

                             See page 6, "THE ANNUAL MEETING OF STOCKHOLDERS - Votes Required; Quorum; and Voting of Proxies."

OPINION OF FINANCIAL         In connection with the proposed  Merger,  our Board
ADVISORS                     of  Directors  received an opinion  from The Mentor
                             Group,  Inc. as to the  fairness of the Merger with
                             Alpha  Innotech  to  the  existing  holders  of our
                             common stock,  from a financial  point of view. The
                             full text of The Mentor  Group's  written  opinion,
                             dated  April 21,  2005,  is  attached to this proxy
                             statement as APPENDIX B. We  encourage  you to read
                             the  opinion   carefully  in  its  entirety  for  a
                             description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. THE MENTOR GROUP'S OPINION DOES
                             NOT  CONSTITUTE A  RECOMMENDATION  TO YOU AS TO HOW
                             YOU SHOULD VOTE OR ACT ON ANY  MATTERS  RELATING TO
                             THE MERGER.

                             See page 30, "PROPOSAL NO. 2 MERGER--Opinion of Financial Advisors"

RECOMMENDATIONS OF THE       Our Board of  Directors  unanimously  approved  the
BOARD OF DIRECTORS:          Merger Agreement and the transactions  contemplated
                             thereby.  The  members  of the  Board of  Directors
                             unanimously   believe   that  the  Merger  and  the
                             transactions contemplated by the

                             Merger Agreement are fair to, and in the best interests of, our stockholders and unanimously recommend a vote "FOR" the Merger. The conclusion of the Board of Directors with respect to the Merger was based upon a number of factors.

                             See page 27, "PROPOSAL NO. 2 MERGER--Board of Directors' Reasons for the Merger"

                       THE ANNUAL MEETING OF STOCKHOLDERS

DATE, TIME, PLACE

         This Proxy Statement is furnished in connection with the solicitation by our Board of Directors of proxies representing our common stock to be voted at the Annual Meeting to be held on October 3, 2005 at 11:00 a.m. Pacific Daylight Time, at the offices of Stubbs Alderton & Markiles, LLP, 15821 Ventura Blvd., Suite 525, Encino, CA 91436.

MATTERS TO BE CONSIDERED

         At the Annual Meeting, holders of our common stock will consider and vote upon (1) the election of six directors; (2) the approval of the Merger pursuant to the Merger Agreement; (3) the amendment of our Certificate of Incorporation to effect a 1-for-10 reverse stock split effective immediately prior to the Merger; (4) the amendment of our Certificate of Incorporation to change our name, pursuant to the Merger Agreement; (5) to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of Proposals No. 2, 3 and 4 above and (6) such other matters as may properly come before the Annual Meeting.

RECORD DATE; STOCK ENTITLED TO VOTE

         The Board of Directors has fixed the close of business on August 12, 2005, as the record date for the Annual Meeting. Only holders of record of shares of our common stock are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 16,533,269 shares of our common stock outstanding and entitled to vote. Each holder of record as of the record date of common stock is entitled to cast one vote per share.

VOTES REQUIRED

         The six nominees for election to the board of directors who receive the greatest number of votes will be elected.

         The affirmative vote of the holders of a majority of the total number of outstanding shares of our common stock entitled to vote at the Annual Meeting is required to approve the Merger pursuant to the Merger Agreement, and any amendment to our Certificate of Incorporation. Abstentions and broker non-votes will be counted toward the tabulation of votes cast on the proposals 2, 3 and 4 and will have the same effect as negative votes. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

         The approval of the matters to be voted upon in connection with adjournment proposal requires the approval of a majority of the votes cast on the proposal. Broker non-votes and abstentions will have no effect on the outcome of the vote on the adjournment proposal. Additionally, no proxy that is specifically marked "AGAINST" approval of the Merger, reverse stock split and/or the corporate name change will be voted in favor of the adjournment proposal, unless it is specifically marked "FOR" the discretionary authority to adjourn the Annual Meeting to a later date.

         Action by the stockholders on any other matter that properly comes before the Annual Meeting will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.

QUORUM

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting and any business may be transacted which might have been transacted at the Annual Meeting as originally notified.

VOTING OF PROXIES

         This Proxy Statement is being furnished to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at the Annual Meeting, and is accompanied by a form of proxy.

         All shares of our common stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted for approval of the Merger and the Merger Agreement, the reverse stock split, the corporation name change and the adjournment proposal.

REVOCABILITY OF PROXIES

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy originally filed, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to us at P.O. Box 688, Sedalia, Colorado 80135, Attention:
Secretary, or hand delivered to our Secretary at or before the taking of the vote at the Annual Meeting.

SOLICITATION OF PROXIES

         All expenses of our solicitation of proxies, including the cost of mailing this Proxy Statement to our stockholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by our directors, officers and employees in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Annual Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

BOARD RECOMMENDATIONS

         THE  BOARD  OF  DIRECTORS   UNANIMOUSLY   RECOMMENDS  THAT  THE  XTRANA
STOCKHOLDERS VOTE "FOR" THE PERSONS NOMINATED FOR ELECTION AS DIRECTORS.

         FOR THE REASONS SET FORTH HEREIN, THE BOARD OF DIRECTORS HAS UNANIMOUSLY CONCLUDED THAT THE MERGER IS IN THE BEST INTERESTS OF XTRANA AND THE XTRANA STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE XTRANA STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME AND EFFECT A 1-FOR-10 REVERSE STOCK SPLIT AND "FOR" THE ADJOURNMENT PROPOSAL.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         Our Board of Directors currently consists of six members. At each annual meeting of our stockholders, directors are elected for a one-year term. At the 2005 Annual Meeting, each director will be elected for a term expiring at the 2006 Annual Meeting. The Board of Directors proposes the six nominees named below. If the Merger (as described in more detail in Proposal No. 2) is successfully completed, then director nominees Douglas Ayer, John Gerdes, James Mahoney and Price Paschall will resign as directors upon the closing of the Merger. However, if the Merger is not approved by the stockholders or is not completed for any other reason, then all of the nominees listed below are currently expected to serve a term expiring at the 2006 Annual Meeting.

         Unless marked otherwise, proxies received will be voted FOR the election of the each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy. The Board of Directors has no reason to believe that any such nominee will be unwilling or unable to serve if elected a director.

         The Board of Directors proposes the election of the following nominees as members of the Board of Directors:

                             Michael D. Bick, Ph.D.
                              James H. Chamberlain
                                 Douglas L. Ayer
                              John C. Gerdes, Ph.D.
                             James B. Mahony, Ph.D.
                                N. Price Paschall

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE DIRECTOR NOMINEES.

     INFORMATION WITH RESPECT TO EACH DIRECTOR, NOMINEE AND CERTAIN OFFICERS

         The following table sets forth certain information, as of June 30, 2005, with respect to each of our directors, nominees and executive officers.

                                                                        DIRECTOR
        NAME              AGE               CURRENT POSITION             SINCE
        ----              ---               ----------------            --------
Michael D. Bick, Ph.D.     60     Chairman of the Board and Director      1991
James H. Chamberlain       57     Chief Executive Officer and Chief       1998
                                  Financial Officer and Director
Douglas L. Ayer            68     Director                                1993
John C. Gerdes, Ph.D.      56     Director                                2004
James B. Mahony            56     Director                                2002
N. Price Paschall          56     Director                                1997

         All officers are appointed by and serve at the discretion of the Board of Directors. There are no family relationships between any of our directors or officers.

         MICHAEL D. BICK, PH.D., previously has served as Chairman of Board since July 1993. Dr. Bick also served as Chief Executive Officer from August 1991 until August 2000 and President from January 1996 until August 2000. In 1988, Dr. Bick founded the Company's former subsidiary, MeDiTech, and was President and Chief Executive Officer thereof until it was acquired by Biopool in January 1992. Prior to that date, he was co-founder and president of a privately held medical device firm for ten years. Dr. Bick received a Ph.D. in molecular biology from the University of Southern California in 1971 and was affiliated with the Harvard Medical School and Children's Hospital Medical Center in Boston carrying out research in human genetics from 1971 to 1974. Dr. Bick was a staff member of the Roche Institute of Molecular Biology from 1974 to 1978. Dr. Bick has served on the Board of Counselors of the School of Pharmacy, University of Southern California, is a Charter Member of the Keiretsu Forum of Southern California and a Director of VCBio.

         JAMES H.  CHAMBERLAIN  was  appointed  as our interim  Chief  Executive
Officer and Chief Financial Officer in March 2004. Since November 2000, Mr. Chamberlain has served as a director of the West Virginia University Foundation. Mr. Chamberlain was the founder of. Mr. Chamberlain founded BioSource International, Inc., a Nasdaq National Market System company dedicated to the research, development, manufacturing, and marketing of biomedical products to the diagnostic and research markets, in 1989. Mr. Chamberlain retired as a director of BioSource and as its Chairman, President, and Chief Executive Officer in 2000. Prior to BioSource, Mr. Chamberlain was the Manager of Business Development for Amgen, Inc. Mr. Chamberlain also serves on the Boards of Directors of Marligen and Cerionx, both private companies in the biotechnology industry. Mr. Chamberlain received a B.S. degree in biology and chemistry from West Virginia University in 1969 and completed an MBA Executive Program at Pepperdine University in 1981.

         DOUGLAS L. AYER has served as President and Managing Partner of International Capital Partners of Stamford, CT, since 1989. Mr. Ayer was previously Chairman and Chief Executive Officer of Cametrics, a manufacturer of precision metal components from 1977 to 1988. Prior to that, Mr. Ayer held executive positions at Paine Webber and McKinsey & Co., Inc. Mr. Ayer also serves as a director of a number of private companies, largely in the information technology sector.

         JOHN C. GERDES, PH.D., became a director and Chief Scientific Officer of our company concurrent with the merger with Xtrana in 2000. Dr. Gerdes served as Chief Scientific Officer until August 2004. In 2003, Dr. Gerdes resigned as a director of the Company due, in part, to his desire to submit an offer for the purchase of the Company's intellectual property. Dr. Gerdes was reappointed to the Board of Directors in March 2004. In 1996, he conceived of a unique point of care approach for DNA diagnostics, the development of which resulted in the formation of Xtrana. From 1988 to 1998, he was the Director of Paternity Analysis and Clinical Director at IAD where he supervised clinical testing and introduced PCR and other nucleic acid based clinical tests. He has twenty-one publications primarily focused on molecular methods of virus detection. Dr. Gerdes received a B.S. in Microbiology from the University of Wyoming in 1970, and a Ph.D. in Microbial Genetics from the University of California at Los Angeles (UCLA) in 1974. After completing a four-year post-doctoral fellowship in Virology, again at UCLA, he spent four years as an assistant professor at the University of Colorado Health Sciences Center in Denver before accepting a position at Immunological Associates of Denver (IAD), a specialty reference testing laboratory.

         JAMES B. MAHONY, PH.D., began his career with the University of Toronto's Department of Microbiology and Parasitology in 1979, and has held numerous positions with McMaster University, including serving as the Director of the University's Regional Virology and Chlamydiology Laboratory at St. Joseph's Hospital from 1994 to the present. Dr. Mahony has authored 140 publications, many of which deal with either chlamydia or gonorrhea. He has also published 49 articles in books, several discussing sexually transmitted diseases and chlamydia. His laboratory frequently conducts and publishes validation studies of new methods for detection of sexually transmitted disease infectious agents. Dr. Mahony is currently a Professor in the Department of Pathology and Molecular Medicine at McMaster University in Hamilton, Ontario, Canada, and also serves as a member of the Professional Staff of

Hamilton Health Sciences Corporation, Laboratory Medicine. In addition, Dr. Mahony is President Elect of the Pan American Society of Clinical Virology.

         N. PRICE PASCHALL is the founder and Managing Partner of Context Capital Group (formerly HealthCare Capital Advisors) since 1993. Context Capital Group provides merger and acquisition advice to middle market companies, focusing on the medical service industry. Prior to Context Capital Group, Mr. Paschall was a Vice Chairman and founder of Shea, Paschall and Powell-Hambros Bank (SPP Hambros & Co.), a firm specializing in mergers and acquisitions. Mr. Paschall holds a degree in business administration from California Polytechnic University in Pomona. Since 1994, Mr. Paschall has served on the Board of Directors and provided certain corporate financial services to Advanced Materials Group, a manufacturer and fabricator of specialty foams, foils, films and pressure-sensitive adhesive components.

BOARD AND COMMITTEE MEETINGS

         Our Board of Directors held 9 formal meetings during the fiscal year ending December 31, 2004. The Board of Directors has an Audit Committee and a Compensation Committee.

         AUDIT COMMITTEE. The Audit Committee is responsible for the engagement of the independent registered public accounting firm, reviews the scope of the audit to be conducted by the independent registered public accounting firm, and periodically meets with the independent registered public accounting firm and the Chief Financial Officer to review matters relating to our financial statements, our accounting principles and our system of internal accounting controls, and reports its recommendations as to the approval of the financial statements to the Board of Directors. The Audit Committee currently consists of Messrs. Bick, Paschall and Ayer. The Audit Committee held one formal meeting during fiscal 2004.

         AUDIT COMMITTEE FINANCIAL EXPERT. The Board of Directors has determined that Mr. Ayer is an audit committee financial expert, as defined in Item 401(e)(2) of Regulation S-B, and is independent within the meaning of Item 401(e)(1)(ii) of Regulation S-B.

         COMPENSATION COMMITTEE. The Compensation Committee currently consists of Messrs. Ayer, Paschall and Mahoney. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held one meeting during fiscal 2004.

         NOMINATING COMMITTEE. We do not have a standing nominating committee or committee performing similar functions, in part, because the our common stock is traded on the Over-The-Counter Bulletin Board and the we are not subject to the listing requirements of any securities exchange or Nasdaq requiring a nominating committee. As a result, the entire Board of Directors fulfills the role of a nominating committee. We do not maintain a charter for the director nomination process.

         In carrying out its function to nominate candidates for election to the Board of Directors, the directors consider the mix of skills, experience, character, commitment, and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. The Board of Directors believes that each candidate should be an individual who has demonstrated integrity and ethics in such candidate's personal and professional life, has an understanding of elements relevant to the success of a publicly-traded company and has established a record of professional accomplishment in such candidate's chosen field. Each candidate should be prepared to participate fully in board activities, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the nominating committee's judgment, interfere with or limit such candidate's ability to do so. The Board of Directors has no stated specific, minimum qualifications that must be met by a candidate for a position as a director.

         The directors' methods for identifying candidates for election to the Board of Directors (other than those proposed by our stockholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources--members of the Board of Directors; our executives; individuals personally known to the members of the Board of Directors; and other research. The Board of Directors may also from time to time retain one or more third-party search firms to identify suitable candidates.

         Any of our stockholders may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in the Company's Bylaws. In addition, the notice must be made in writing and include (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person's written consent to being named in the proxy statement, if any, as nominee and to serving as a director if elected). The recommendation should be addressed to our Secretary.

         All of our directors attended 75% or more of all the meetings of the Board of Directors and those committees on which he served in fiscal 2004.

INFORMATION REGARDING STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS; ATTENDANCE OF BOARD MEMBERS AT THE ANNUAL MEETING

         Stockholders may send inquiries, comments and suggestions directly to our Board of Directors via mail or telephone to the Chairman of the Board at the Company's address.

         We strongly encourage, but do not require, Board members to attend the Company's Annual Meeting of Stockholders. At the 2003 Annual Stockholders' Meeting, there were two members of the Board present.

COMPENSATION OF DIRECTORS

         Non-employee directors receive $6,000 per calendar year, plus $1,000 for each in person Board of Directors meeting attended and $250 for each telephonic Board of Directors meeting attended. The Company pays all out-of-pocket fees of attendance.

CODE OF ETHICS DISCLOSURE

         We have adopted a Code of Ethical Conduct which is applicable to all of its officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. A copy of the Code of Ethical Conduct is filed as an exhibit to our Annual Report on Form 10-KSB.

                              AUDIT RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because our common stock is quoted on the OTC Bulletin Board(R) (OTCBB), we are not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of our Audit Committee. However, each member of the Audit Committee is independent as defined in Rule 4200(a)(15) for the listing standards of the Nasdaq Stock Market. The Audit Committee does not have a written charter. During fiscal 2004, the Audit Committee held one formal meeting. In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from our independent registered public accounting firm, Hein & Associates LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

         The Audit Committee discussed and reviewed with the independent auditors the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements for fiscal 2004.

         The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for Fiscal 2004, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for examination of those statements. Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

                                                  AUDIT COMMITTEE
                                                  Michael D. Bick, PhD
                                                  N. Price Paschall
                                                  Douglas L. Ayer

SERVICES PROVIDED BY THE INDEPENDENT AUDITORS

         The audit committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. Accordingly, the audit committee has appointed Hein & Associates LLP to perform audit and other services for the Company and its subsidiaries. The following table sets forth fees for services paid to Hein & Associates LLP, our independent public accounting firm, for the fiscal years ended December 31, 2003 and 2004:

                                                        2004               2003
                                                      -------            -------
Audit Fees (1) ...........................            $39,170            $25,562
Audit-related fees (2) ...................                  0                  0
Tax fees (3) .............................              8,140              5,150
All other fees (4) .......................                  0                  0
                                                      -------            -------
         Total ...........................            $47,310            $30,712
                                                      =======            =======
----------
(1) Represents fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements.

(2) Represents fees for services provided for assurance and related services reasonably related to the performance of the audit or review of our financial statements (other than those reported under Audit Fees above).
(3) Represents fees in connection with preparation of our federal and state tax returns.
(4) During 2004 and 2003, we did not incur any other fees related to other services provided.

         The audit committee approved all of the foregoing services provided by Hein & Associates LLP.

POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITORS

         The audit committee has established a general policy requiring it's pre-approval of all audit services and permissible non-audit services provided by the independent auditors, along with the associated fees for those services. For both types of pre-approval, the audit committee considers whether the provision of a non-audit service is consistent with the SEC's rules on auditor independence, including whether provision of the service (i) would create a mutual or conflicting interest between the independent auditors and the Company,
(ii) would place the independent auditors in the position of auditing its own work, (iii) would result in the independent auditors acting in the role of management or as an employee of the Company, or (iv) would place the independent auditors in a position of acting as an advocate for the Company. Additionally, the audit committee considers whether the independent auditors are best positioned and qualified to provide the most effective and efficient service, based on factors such as the independent auditors' familiarity with our business, personnel, systems or risk profile and whether provision of the service by the independent auditors would enhance our ability to manage or control risk or improve audit quality or would otherwise be beneficial to us.

                             EXECUTIVE COMPENSATION

         The following tables set forth certain information as to our Chief Executive Officer and Chief Financial Officer and former Chief Scientific Officer (the "Named Executive Officers"). No other executive officer of the Company had compensation in excess of $100,000 during the period:

SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION       SECURITIES
                                        ------------------------------   UNDERLYING        OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY      BONUS    OTHER(1)     OPTIONS     COMPENSATION
----------------------------    ----    ---------   -------   --------   ----------    ------------
James H. Chamberlain (2)        2004     $ 45,000        --    $31,300          --             --
   Chief Executive Officer &                                                                   --
   Chief Financial Officer                                                                     --

Timothy J. Dahltorp (3)         2004     $ 80,343        --         --          --        $200,000
   Chief Executive Officer      2003     $200,000        --         --          --              --
                                2002     $200,000    20,000         --          --              --

John C. Gerdes, Ph.D. (4)       2004     $106,400        --    $ 9,495          --        $ 36,400
   Chief Scientific Officer     2003     $145,600        --         --          --              --
                                2002     $145,600        --         --          --              --
----------

(1) Consists of director fees and reimbursement of expenses incurred as a director.
(2)      Mr.  Chamberlain  was  appointed  CEO and CFO effective as of March 19,
         2004.
(3) Mr. Dahltorp resigned from the Company, effective as of March 19, 2004. Other compensation in 2004 consists of severance payments.
(4) Dr. Gerdes employment with the Company terminated effective as of August 15, 2004. Other compensation in 2004 consists of severance payments.

OPTION GRANTS IN LAST FISCAL YEAR

         No stock options were issued to the Names Executive Officers during the fiscal year ended December 31, 2004.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         The following table sets forth, for each of the Named Executive Officers, certain information regarding the number of shares of common stock underlying stock options held at fiscal year-end and the value of options held at fiscal year-end based upon the last reported sales price of the underlying securities on the OTCBB ($0.19 per share) on December 30, 2004, the last trading day of fiscal 2004, as reported by the OTCBB. No options were exercised by the Named Executive Officers during fiscal 2004.

                                                                 VALUE OF UNEXERCISED
                              NUMBER OF UNEXERCISED OPTIONS          IN-THE-MONEY
                                      AT YEAR-END                OPTIONS AT YEAR-END(1)
                              -----------------------------   ---------------------------
NAME                           EXERCISABLE / UNEXERCISABLE    EXERCISABLE / UNEXERCISABLE
---------------------------   -----------------------------   ---------------------------
James H. Chamberlain.......            170,000 / 0                    $ 0 / 0
Timothy J. Dahltorp (2)....               0 / 0                         --/--
John C. Gerdes, Ph.D.......               0 / 0                         --/--
----------

(1) Determined as the difference between the closing trade price on December 30, 2004 ($0.19/share) and the aggregate price of the options covering such shares.
(2) Mr. Dahltorp resigned from the Company effective March 19, 2004. All options held by Mr. Dahltorp terminated 90 days following the date of his resignation.

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS

         In March 2004, we entered into a consulting agreement with Mr. James Chamberlain, a member of the Board of Directors, pursuant to which we have engaged Mr. Chamberlain as our interim Chief Executive Officer and interim Chief Financial Officer. The agreement provided for payments of $5,000 per month until the earlier of September 2004 or the closing of a merger transaction. While the consulting agreement has terminated, we are continuing to pay Mr. Chamberlain a monthly fee of $5,000 for his services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, requires our executive officers, directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater-than-ten percent stockholders are required by Securities and Exchange Commission regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2004, all our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than as described below, there are no proposed transactions or series of related transactions, nor were there any transactions or series of related transactions during fiscal 2003 and 2004, to which the Company was a party, in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

         In March 2004, we entered into a consulting agreement with Mr. James Chamberlain, a member of the Board of Directors, pursuant to which we have engaged Mr. Chamberlain as our interim Chief Executive Officer and interim Chief Financial Officer. The agreement provided for payments of $5,000 per month until the earlier of September 2004 or the closing of a merger transaction. While the consulting agreement has terminated, we are continuing to pay Mr. Chamberlain a monthly fee of $5,000 for his services.

                                 PROPOSAL NO. 2:
                                   THE MERGER

GENERAL

         Our Board of Directors has unanimously approved the Merger Agreement and the Merger pursuant thereto. Pursuant to the Merger Agreement, our wholly-owned subsidiary will merge with and into Alpha Innotech Corporation, the stockholders of Alpha Innotech Corporation will become stockholders of Xtrana, Inc., and Alpha Innotech Corporation will become our direct wholly-owned subsidiary. Alpha Innotech Corporation's address is 2401 Merced St. San Leandro, California 94577.

         Although stockholder approval is not required under Delaware corporate law or our corporate charter documents, our Board of Directors is submitting the proposal to approve the Merger to the stockholders for approval at the Annual Meeting in order to comply with the requirements of the Merger Agreement. If the stockholders do not approve the Merger of AIC Merger Corporation into Alpha Innotech Corporation, we will not be able to complete the Merger. If the proposal is approved by the stockholders, the Board of Directors reserves the right to abandon the Merger.

         In addition, it is a condition to the Merger that our stockholders approve Proposal No. 3 and Proposal No. 4 below. The proposed reverse stock split described in Proposal No. 3 and the proposed corporate name change described in Proposal No. 4 will take effect, if at all, only after Proposals
No. 2, 3 and 4 are approved by the stockholders, and after the Board of Directors determines that we are prepared to consummate the Merger.

BACKGROUND OF THE MERGER

         In 2004, we divested ourselves of substantially all of our intellectual property pursuant to an Assignment Agreement with Applera Corporation through its Applied Biosystems Group. Pursuant to the Assignment Agreement, we sold substantially all of our intellectual property, including all patents and know-how (but excluding our trademarks and trade names), to Applera for total consideration of $4,000,000.

         The sale of our intellectual property pursuant to the Assignment Agreement resulted in receipt of net proceeds of approximately $3,357,000, after payment of all expenses associated with the transaction. Our Board of Directors considered distribution of that cash as a dividend to our stockholders as part of a liquidation, after satisfaction of all of our liabilities and payment of all costs associated with the liquidation. Our Board of Directors believed however, that we could attract interest from other businesses that might benefit from access to those funds, as well as our status as a public company with a clean reporting history. Such interest could result in us merging or otherwise joining together with an existing business that could create much greater long-term stockholder value than simply liquidating the Company.

         Our Board of Directors began to pursue this strategy in early 2004, and after complying with the requirements of the Assignment Agreement to provide consulting services, in August, 2004 we terminated all of our remaining employees and our existing lease pursuant to an early termination agreement. Since that time we have had limited overhead costs of operation, but remained a reporting company under the rules and regulations of the Securities and Exchange Commission.

         During the first half of 2004, we evaluated various potential businesses in diverse industries. The Board of Directors conducted an informal search for potential merger candidates. This process involved the directors utilizing their contacts and knowledge of various industries to solicit and identify private companies that would benefit from our status as public company and available cash. While the search was not limited to companies in specific industries or geographic regions, we focused on companies in the biotechnology and medical industries. The directors began this process in January 2004, soon after we reached agreement with Applied Biosystems for the sale of substantially all our assets.

         In January and February of 2004, the Board of Directors considered whether to engage an investment banking firm to conducts the search for a merger candidate. The directors weighed the significant fees that would be charged by investment bankers against the potential benefits of having bankers to manage the search for and execution of a transaction. After deliberations, the directors determined that Xtrana and its stockholders would benefit by having the directors manage the process themselves rather than incur investment banking fees in connection with the search. In reaching this determination, the Board of Directors placed importance on conserving as much of our cash, our primary remaining asset, as possible.

         On February 4, 2004, the entire Board of Directors met in Los Angeles, California to explore a possible transaction with a medical imaging company and conduct initial due diligence. Also in attendance was a representative of Stubbs Alderton & Markiles, LLP, our corporate counsel. The directors met with members of the potential merger partner's management team and engaged in preliminary negotiations. The Board of Directors met again on February 6, 2004 to discuss the results of the earlier meeting and determined that the private company believed its value was too high relative to the valuation it would assign to Xtrana in a proposed transaction. As a result, the Board of Directors determined not to pursue this transaction any further and to explore other merger candidates.

         In March and April 2004, members of the Board of Directors continued to explore a potential merger with various private companies. Board members held meetings with at least four potential merger candidates. These candidates were all private companies producing products for the biotechnology or medical industries. Of the candidates identified, the Board of Directors determined in May 2004 that Aduromed Corporation, a Connectucut-based manufacturer of waste sterilization systems and provider of waste disposal services for the medical community, presented the best opportunity for Xtrana and its stockholders. This determination was based primarily on Aduromed's existing products sales and potential for new products under development as compared to the prospects of the other candidates.

         In evaluating each potential operating business, the Board of Directors considered all or a majority of the following factors:

         -        strength of the operating business model;

         - growth potential of the operating business and the industry in which it operates;

         -        costs associated with effecting a merger;

         -        respective equity interest in the combined company;

         - financial strength as displayed by historical and projected margins;

         -        scalability of the business;

         -        capital requirements of the operating business;

         -        competitive position of the operating business;

         - stage of development of the product, process or service of the operating business;

         - degree of current or potential market acceptance of the product, process or service of the operating business; and

         - proprietary features and degree of intellectual property or other protection of the product, process or service of the operating business.

         In June, 2004, after conducting preliminary due diligence, we entered into a non-binding letter of intent to merge with Aduromed Corporation. However, in September 2004, we announced that we had ended negotiations and terminated the non-binding letter of intent with Aduromed as result of our due diligence investigation of Aduromed and its business. Our decision to terminate discussion with Adorumed was a result of a change in Aduromed's financial position following execution of the letter of intent, lack of experience of Adorumed's management team in operating a public company and delays in negotiations of the definitive agreements.

         Following termination of discussions with Aduromed Corporation, the Board of Directors continued to explore other potential businesses, including Alpha Innotech Corporation, interested in merging with our company. James Chamberlain is a director of a private biosciences company of which William Snider, an Alpha Innotech director, is also a director. Mr. Chamberlain was initially introduced to Alpha Innotech through discussions with Mr. Snider on or about August 25, 2004. In this initial discussion, Mr. Snider described Alpha Innotech's general business and current financial condition, Mr. Chamberlain outlined Xtrana's status and search for a merger partner, and they discussed potential benefits to both parties of a business combination. After we expressed interest in a potential transaction, Mr. Chamberlain contacted Mr. Snider and the parties began initial discussions and due diligence investigations, as described in more detail below.

         On August 30, 2004, James Chamberlain and Michael Bick visited Alpha Innotech and met with members of Alpha Innotech's management team and directors, including Haseeb Chaudhry (CEO), Darryl Ray (President) and Nagesh Mahtre (Chairman). At the meeting, Alpha Innotech gave Mr. Chamberlain and Dr. Bick a presentation regarding Alpha Innotech's business and operations. In addition, the parties discussed proposed terms of a merger transaction in which the Xtrana stockholder would retain 15% of the outstanding shares of the combined company and receive additional warrants to purchase common stock. The consideration was determined by arms-length negotiations between the parties and based upon the relative values attributed by the parties to Alpha Innotech's business and Xtrana's status of a public company and available cash. In connection with these negotiations, the Xtrana Board of Directors believed that the value of Xtrana was approximately $3.2 to $3.3 million, consisting primarily of our cash at the time of $3 million and an additional $0.2 to $0.3 million attributable to our status as a public company. Our Board of Directors believed that the enterprise value of Alpha Innotech was in the range of approximately $14 million to $16 million, which valuation was based on a multiple of approximately 1.4 to 1.5 of Alpha Innotech's revenues for 2003. The Board of Directors assumed this revenue multiple figure by taking into account revenue multiple of comparable companies that had recently been acquired of 2 to 4 times twelve month revenues, and applying a lower multiple to Alpha Innotech due to factors such as Alpha Innotech's smaller size and the fact that Alpha Innotech was incurring net losses.

         On September 7, 2004, James Chamberlain and John Gerdes visited Alpha Innotech and met further senior members of Alpha Innotech's management team. At this meeting, Dr. Gerdes reviewed and analyzed Alpha Innotech's technology and intellectual property rights.

         The Board of Directors determined that Alpha Innotech provided the best potential for long-term value to the Xtrana stockholders of any of the potential opportunities identified by the Board of Directors and met the primary criteria established by the Board of Directors in its review of potential merger partners, including established products in the marketplace, revenue production and a management team in place. In addition, the Board of Directors considered the markets for Alpha Innotech's existing products and products in development as compared to those of other merger candidates. The Board of Directors determination to pursue the transaction with Alpha Innotech was also based on the proposed terms of the transaction with Alpha Innotech, including the percentage of the combined company that would be owned by Xtrana stockholders following completion, which the directors determined provided the most value to the Xtrana stockholders as compared to the terms offered by other candidates.

         On September 24, 2004, our Board of Directors held a meeting and, based on the factors described above, approved the proposed terms of a transaction with Alpha Innotech and authorized us to negotiate a definite merger agreement. Following that meeting, we began negotiations with Alpha Innotech Corporation on a definitive agreement and engaged in a more detailed due diligence investigation. In the course of negotiation of the definitive agreement, we agreed with Alpha Innotech that the Xtrana stockholders would retain 17% ownership of the combined company immediately following the closing, but that no warrants would be issued the Xtrana stockholders so as to simplify the structure of the transaction while maintaining roughly the same relative values of the companies in the transaction. In order to assist Alpha Innotech with its cash flow requirements, we also agreed to advance $500,000 to Alpha Innotech pursuant to a secured promissory note following execution of a definitive agreement.

         In early December 2004, the last remaining items of due diligence were completed by both parties and their respective legal counsel and independent auditors. Our Board of Directors met on December 2, 2004 to review the definitive Merger Agreement and other transaction documents, including the form of $500,000 secured promissory note. The Board unanimously approved the merger transaction with Alpha Innotech pursuant to the Merger Agreement and other terms and conditions of the transaction. In approving the transaction, the Board of Directors determined that the Merger was fair to, and in the best interests of, Xtrana and stockholders, and recommended that the stockholders approve the Merger. Our Board of Directors also approved the formal engagement of The Mentor Group, Inc. to render an opinion as to the fairness, from a financial point of view, of the Merger to our existing stockholders.

         In determining to approve the transaction, the Board of Directors primarily relied upon its due diligence review of Alpha Innotech, its consideration of the terms of the transaction with respect to the Company and its stockholders and discussions between James Chamberlain and the Board's financial advisors. The due diligence review included, without limitation, Alpha Innotech's audited annual and unaudited interim financial information, the results of the legal, technical and business due diligence investigations of Alpha Innotech conducted by the Company and its advisors, and discussions and meetings with Alpha Innotech management as described above.

         In addition, James Chamberlain, a member of the Board of Directors, consulted our financial advisor, The Mentor Group, Inc. prior to the Board of Directors approving the Merger Agreement. Mr. Chamberlain first met with The Mentor Group on or about November 17, 2004 to discuss the possible engagement of The Mentor Group to render a fairness opinion. In this meeting, Mr. Chamberlain outlined the basic structure of the potential transaction, without identifying Alpha Innotech by name. The Mentor Group also discussed with the Mr. Chamberlain the amount of its fees for the proposed engagement.

         Mr. Chamberlain subsequently talked to The Mentor Group by telephone on or about November 30, 2004. In this discussion, Mr. Chamberlain described to The Mentor Group the terms of the proposed transaction and Alpha Innotech's business and financial condition, and asked The Mentor Group for its initial thoughts on the likelihood of the transaction being determined as fair to our stockholders from a financial point of view. While The Mentor Group had not yet conducted its own independent due diligence investigation, based on the information provided to the The Mentor Group by us, The Mentor Group indicated to Mr. Chamberlain that there was a high likelihood that the it would determine the transaction to be fair to our stockholders from a financial point of view. Mr. Chamberlain subsequently described these conversations with The Mentor Group to the other directors. This indication by The Mentor Group was based upon the description of the material terms and conditions of the transaction, the description of the Alpha Innotech business and products and the Alpha Innotech financial information provided to The Mentor Group by us, as well as The Mentor Group's understanding of values of comparable companies. Based on this information available to The Mentor Group at the time, it conducted a preliminary analyses of enterprise valuation of Alpha Innotech based upon revenue multiples for comparable companies and compared this to the value of Xtrana based upon its asset value. The Mentor Group's indication in these discussions with the board was subject to completion of its own due diligence investigation, financial analyses and the delivery of its opinion letter.

         On December 10, 2004, the Alpha Innotech Board of Directors held a meeting and unanimously approved the Merger Agreement. The Merger Agreement and related agreements were executed and delivered by the parties on December 14, 2004. On December 14, 2004, we issued a press release announcing the execution of the Merger Agreement.

         In April 2005, we entered into an amendment to the Merger Agreement with Alpha Innotech. The amendment was negotiated and executed in light of Alpha Innotech's needs for additional cash prior the closing of the Merger and to clarify the parties' intent with respect to certain provisions of the Merger Agreement. The amendment included the following changes to the Merger Agreement:

         - amending the definition of "Minimum Closing Date Cash" to clarify the parties' intent that the $500,000 would reduce the amount cash Xtrana is required to have at closing;

         - remove the covenant from the Merger Agreement that permitted to company to pay accrued deferred compensation following the closing of the Merger to certain Alpha Innotech management only out of available cash over a specified minimum cash reserve;

         - add a condition to closing of the Merger that Alpha Innotech obtain at least $1.5 in additional financing, on terms reasonably acceptable to Xtrana, prior the closing; and

         - add a condition to closing that each of Haseeb Chaudhry and Darryl Ray enter into amendments to their employment agreements with Alpha Innotech to reduce their annual base salaries to $100,000.

         Alpha Innotech subsequently obtained a $1.5 million loan from Alexandria Finance, LLC, as described below in further detail, and Messrs. Chaudhry and Ray have executed the employment agreement amendments required by the Merger Agreement amendment.

         On April 21, 2005, The Mentor Group, Inc. delivered its opinion to our Board of Directors that the Merger was fair, from a financial point of view, to our stockholders. The full text of The Mentor Group's written opinion is attached to this proxy statement as Appendix B. We encourage you to read the opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. For further information, see "Opinion of Financial Advisors," beginning on page 28 of this proxy statement.

        On June 15, 2005, we were informed by the California Department of Corporations that our request for a fairness hearing on the issuance of securities in the Merger had been denied due to a newly implemented Department policy. As a result, we entered into a second amendment to the Merger Agreement with Alpha Innotech on July 1, 2005. This second amendment included the following changes to the Merger Agreement:

         - memorializing the adjusted exchange ratios for the Merger, which were adjusted pursuant to the terms of the Merger Agreement to ratios described in this Proxy Statement;

         - elimination of the requirement for a fairness hearing before the California Department of Corporations as a condition to closing of the Merger;

         - the addition as a closing condition that the Alpha Innotech execute and delivery investment representation letters in connection with their acquisition of our shares of common stock in the Merger;

         - the addition of a covenant of the combined to register for resale the shares issued to the Alpha Innotech shareholders in the event that the company becomes eligible for use of Form S-3 for such registration;

         - an extension of the termination date for the Merger Agreement from July 31, 2005 to September 30, 2005, as a result of the delays in connection with the SEC's review of this Proxy Statement; and

         -        change  in  the  date  of   termination   of  the  escrow  and
                  indemnification period to March 31, 2006.

         As a result of the amendment, we agreed with Alpha Innotech that the shares of our common stock issued in the Merger would be issued pursuant to an exemption from registration under Regulation D and/or Section 4(2) of the Securities Act of 1933, that such shares would be "restricted securities" under the Securities Act in the hands of the Alpha Innotech shareholders and that the company would agree to register such shares for resale by the Alpha Innotech shareholders if and when we become eligible for us Form S-3 for such registration.

THE MERGER AGREEMENT

         The following description of the terms of the Merger Agreement summarizes the material terms and conditions of the Merger Agreement. This summary description is qualified in its entirety by the full text of the Merger Agreement, which is incorporated into this Proxy Statement by reference and is attached as APPENDIX A.

         MERGER. Pursuant to the Merger Agreement, our wholly-owned subsidiary, AIC Merger Corporation will merge with and into Alpha Innotech. Each share of Alpha Innotech outstanding prior to the Merger will convert into Xtrana common stock, and all shares of AIC Merger Corporation outstanding prior to the Merger will convert into one share of Alpha Innotech common stock. Specifically, at the effective time of the Merger the following will occur:

         (1) each issued and outstanding share of Alpha Innotech common stock will be converted into the right to receive 0.1142909 shares of our common stock, subject to adjustment;

         (2) each issued and outstanding share of Alpha Innotech Series A Preferred Stock will be converted into the right to receive
              0.3033634 shares of our common stock, subject to adjustment;

         (3) each issued and outstanding share of Alpha Innotech Series A-1 Preferred Stock will be converted into the rights to receive
              0.3033634 shares of our common stock, subject to adjustment;

         (4) each issued and outstanding Alpha Innotech option and warrant will be assumed by us or replaced with options and warrants to purchase our common stock on substantially identical terms and subject to proportionate adjustment of the underlying shares and the exercise price based on the applicable exchange ratio; and

         (5) each issued and outstanding share of AIC Merger Corporation will be converted into one (1) share of Alpha Innotech.

         The shares of our common stock issued to the holders of Alpha Innotech equity securities upon the Merger is referred to herein as the ("Merger Consideration"). In addition, it is a condition to the closing that we have a specified minimum amount of cash and cash equivalents at the closing of the Merger, which amount is $2,450,000 less certain expenses incurred by us in connection with the Merger. In accordance with the Merger Agreement, we have previously advanced Alpha Innotech $500,000 pursuant to secured promissory note.

         ESCROW. Of the Merger Consideration, 500,000 shares of our common stock will be issued and placed in an escrow account until March 31, 2006, and may be cancelled if Alpha Innotech is liable for damages under the indemnification provisions of the Merger Agreement (the "Holdback Shares"). An additional 500,000 shares of our common stock will be issued and placed in escrow until March 31, 2006 and may be released to Alpha Innotech stockholders if we are liable for damages under the indemnification provisions set forth in the Merger Agreement (the "AIC Indemnification Shares").

         EFFECTIVE TIME. The Merger will occur on the date and at the time of the closing. It is anticipated that the effective time of the Merger will occur as soon as practicable following stockholder approval and satisfaction of the other conditions to closing.

         EXCHANGE OF ALPHA INNOTECH STOCK CERTIFICATES. As soon as practicable after the consummation of the Merger, we will mail to each holder of record of Alpha Innotech stock immediately prior to the effective time a letter of transmittal and instructions for surrendering the Alpha Innotech stock certificates in exchange for Xtrana stock certificates.

         CONDUCT OF BUSINESS PRIOR TO THE MERGER. From the date of the Merger Agreement until the effective time of the Merger, we and Alpha Innotech each agreed (unless otherwise mutually agreed in writing), among other things, not to:

         o amend their certificates of incorporation or bylaws other than pursuant to the Merger Agreement;

         o        make changes in accounting practices;

         o        engage  in  any  transaction  or  create  any  lien  or  other encumbrance upon any of its assets which will not be discharged in full prior to the effective date of the Merger, except in the normal and ordinary course of business;

         o sell, exchange, lease assign, or otherwise transaction any of its assets, or cancel or compromise any debts or claims related to their assets, other than for fair value in the ordinary course of business and consistent with past practice;

         o        authorize or issue additional capital stock;

         o declare dividends on or redeem or repurchase its capital stock;

         o pay, discharge, settle or satisfy any claims or liabilities outside the ordinary course of business;

         o        form any subsidiary;

         o        take certain actions with respect to employee benefit plans;

         o cancel or allow to expire any insurance policy listed in the schedules to the Merger Agreement;

         o        make  any   expenditure   or  enter  into  any  commitment  or
                  transaction exceeding $30,000 other than in the ordinary course of business consistent with past practices; or

         o enter into an agreement not in the ordinary course of business.

         REPRESENTATIONS AND WARRANTIES. The provisions of the Merger Agreement contain customary representations and warranties of both us and AIC Merger Corp. and Alpha Innotech relating to, among other things:

         o        organization and similar corporate matters;

         o        capital structure;

         o        authorization,    execution,    delivery,    performance   and
                  enforceability of the Merger Agreement and related matters;

         o        licenses, permits and authorizations required for Merger;

         o        compliance with laws;

         o absence of breaches or defaults under any agreements we are a party to;

         o        financial statements and absence of undisclosed liabilities;

         o        absence of undisclosed litigation;

         o        employment matters;

         o        taxes; and

         o required compliance, consents or approvals, and violations of any agreements or laws.

         COVENANTS. We agreed to seek stockholder approval of the Merger by conducting a meeting of our stockholders. We also agreed to conduct our operations in the ordinary course of the business during the period leading up to the closing and to comply in all material respects with our obligations under the Merger Agreement.

         CONDITIONS  OF  THE  MERGER.   Our   obligations   and  Alpha  Innotech
Corporation's obligations to consummate the Merger are subject to certain conditions, any of which may be waived, including, without limitation:

         o we shall have obtained the affirmative vote of the holders of a majority of shares of our common stock in favor of the Merger;

         o we shall have cash and cash equivalents at the closing in amount equal to $2,450,000 less certain expenses incurred in connection with the Merger;

         o        we shall have implemented a 1-for-10 reverse stock split;

         o we shall have procured the resignations of the members of our Board of Directors not continuing as directors following the Merger and all of our executive officers;

         o Alpha Innotech shall have obtained the affirmative vote of the holders of at least 90% of the issued and outstanding shares of its capital stock in favor of the Merger;

         o no Alpha Innotech shareholders shall have dissented to the Merger or be entitled to exercise dissenters' rights in connection with the Merger;

         o        Alpha   Innotech's   aggregate    obligations   for   deferred
                  compensation shall not be more than $550,000;

         o neither party shall be subject to any order, decree or injunction of a court that would delay or prevent total completion of the Merger; and

         o the parties shall confirm the truth of the representations and warranties of each party contained in the Merger Agreement as of the date of the Merger.

         ALPHA INNOTECH LOAN FROM ALEXANDRIA. Pursuant to the Merger Agreement amendment entered into in April 6, 2005, the Merger Agreement was amended to add as a condition to closing of the Merger that Alpha Innotech obtain additional financing in the amount of at least $1,500,000. On April 8, 2005, Alpha Innotech secured a loan in the amount of $1,500,000 from Alexandria Finance, LLC. The loan bears interest at the rate of 12.5% per annum and the outstanding principal amount of the loan is due and payable in 30 equal monthly installments beginning on November 1, 2005. The obligations under the loan are secured by a second priority lien and security interest in substantially all assets of Alpha Innotech. Alpha Innotech has issued a seven-year warrant to purchase 900,000 shares of its Common Stock at a purchase price of $0.20 per share to Alexandria Finance LLC in connection with this loan financing. ETP Finance LLC, an entity in which William Snider (a director of Alpha Innotech who would also be a director of the Company following completion of the Merger) owns an 80% beneficial interest, received 20% of the loan origination fee and 20% of the warrants issued to Alexandria Finance LLC as compensation for arranging the financing transaction with Alexandria Finance, LLC. In addition, ETP Finance LLC will receive a percentage of profits received by Alexandria Finance, LLC over the life of the loan as additional consideration for its services.

         TERMINATION; TERMINATION FEE. The Merger Agreement may be terminated, and the Merger abandoned, at any time prior to the closing:

         o        by mutual written consent of the parties;

         o by either party if any governmental entity issues an order restraining the consummation of the Merger,

         o by either Alpha Innotech or us if the closing has not occurred by September 30, 2005 (unless the failure to close is the result of a terminating party's failure to act),

         o by either party in the event other party breaches its representations under the Merger Agreement;

         o by either party if our stockholders fail to approve the Merger, and

         o by either party if a material adverse change with respect to the business of other party has occurred prior to the closing.

         In the event that the Merger Agreement is terminated because the closing has not occurred by September 30, 2005, or by Alpha Innotech because of an adverse change in our business, or a breach of our representations and warranties, or by Alpha Innotech because our stockholders do not approve the Merger, then we will be obligated to pay Alpha Innotech $100,000 by offset against the obligations of Alpha Innotech pursuant to a $500,000 promissory note issued by Alpha Innotech to us pursuant to the terms of the Merger Agreement. The Merger Agreement does not provide for Alpha Innotech to pay a specific termination fee to us under any circumstances. However, upon termination of the Merger Agreement for any reason, the $500,000 promissory note issued by Alpha Innotech to us will become due and payable six months from the termination date.

         INDEMNIFICATION. Until March 31, 2006, each of us and Alpha Innotech are obligated to indemnify each other, for any loss arising from (a) a breach of any representations and warranties in the Merger Agreement, (b) a failure to perform or comply in any material respect with any covenant contained in the Merger Agreement, (c) any claim by any person for brokerage or finders fees in connection with the Merger or (d) any litigation, action or investigation arising out of our business prior to the Merger. Our indemnification obligations include any claim by Applera Corporation, Applied Biosystems Group against us for indemnification pursuant to that certain Assignment Agreement between us and Applied Biosystems dated January 26, 2004.

         No claims are payable by either party unless the damages exceed $100,000. Our sole remedy for any indemnification claims against Alpha Innotech or its shareholders is a right to set off any damages against the Holdback Shares. Alpha Innotech's sole remedy for any indemnifications claims against us is a right to receive additional shares of our common stock out of the AIC Indemnification Shares. The value of the Holdback Shares or AIC Indemnification Shares is deemed, by the terms of the Merger Agreement, to be the average of the closing bid and asked prices for our common stock, as reported on the OTCBB, for the ten (10) trading day period commencing on the date of the Merger (adjusted as necessary for the reverse stock split).

         EXPENSES. We and Alpha Innotech will each pay all of our own costs and expenses incurred in connection with the transactions contemplated hereby including, without limitation, all fees and expenses of attorneys, accountants and financial advisors, except that we agreed to pay certain accounting expenses of Alpha Innotech.

MANAGEMENT AND OPERATIONS FOLLOWING THE MERGER

         Alpha Innotech will be the surviving corporation in the Merger and become our wholly-owned subsidiary, and at the effective time of the Merger AIC Merger Corp. will cease to exist as a separate corporate entity. AIC Merger Corp.'s Certificate of Incorporation and Bylaws will be the certificate of incorporation and bylaws of the combined corporation. The Merger will result in a change of control of the Company, with the existing shareholders of Alpha Innotech owning approximately 83% of our outstanding shares immediately following completion of the Merger.

         Pursuant to the Merger Agreement, at the effective time Haseeb Chaudhry will become our Chief Executive Officer and Darryl Ray, Ph.D. will become our President, Acting Chief Accounting Officer and Chief Operating Officer. In addition, the Board of Directors has agreed to take all actions necessary such that, immediately following the effective date of the Merger, our board of directors will consist of the following individuals:

                              Nagesh Mhatre, Ph.D.
                                 Haseeb Chaudhry
                                Darryl Ray, Ph.D.
                                 William Snider
                               Michael Bick, Ph.D.
                                James Chamberlain

MERGER CONSIDERATION

         Upon consummation of the Merger, we will issue an aggregate of approximately 8,072,482 shares of our common stock (taking into account the reverse split) in exchange for all the issued and outstanding shares of Alpha Innotech common stock and Alpha Innotech preferred stock. As a result of the Merger, Alpha Innotech stockholders will hold approximately 83% of our issued and outstanding common stock and stockholders who held our common stock immediately prior to the Merger will hold approximately 17% of our issued and outstanding common stock (excluding options and warrants). No fractional shares of our common stock will be issued. Instead, any fractional share amounts of 0.5 or higher will be rounded up to a full share of common stock and fractional share amounts of less than 0.5 will be rounded down to the next whole share. According to the Merger Agreement, all shares of Alpha Innotech common and preferred stock will automatically be cancelled and shall cease to exist.

         Pursuant to the Merger Agreement, of the total Merger consideration, 500,000 shares of our common stock will be issued and deposited in escrow to satisfy Alpha Innotech's indemnification obligations, and 500,000 additional shares of our common stock will be issued and deposited in escrow to satisfy our indemnification obligations as described above.

         It is a condition to the Merger that we have a minimum amount of cash and cash equivalents at the closing of the Merger, which amount is equal to $2,450,000 less certain expenses incurred by us in connection with the Merger. The cash will be available for the operations and expenses of the combined company following the completion of the Merger, and will not be paid as additional consideration to the Alpha Innotech shareholders. In addition, in accordance with the Merger Agreement, we have previously advanced Alpha Innotech $500,000 pursuant to secured promissory note. If the Merger is not completed for any reason, all obligations under this note will become due and payable six months following the termination of the Merger Agreement.

BOARD OF DIRECTORS' REASONS FOR THE MERGER

         Our Board of Directors identified and investigated a number of potential opportunities for merger partners. The Board of Directors believes that Alpha Innotech provides the best potential for long-term value to our stockholders of the potential opportunities we identified. The Board of Directors determined that Alpha Innotech met the primary criteria established by the Board of Directors in its review of potential merger partners. In particular, Alpha Innotech:

         o        is a revenue producing company;
         o        has established products in the marketplace; and
         o new products expected to be introduced into the marketplace in 2005.

         The decision of our Board of Directors to enter into the Merger Agreement was based on an analysis of a number of factors including, but not limited to, the following:

         o a review of our and Alpha Innotech's results of operations and financial condition;
         o review of potential benefits and opportunities of the combined business including a greater customer base, greater resources and increased operating efficiencies;
         o the Board of Director's belief that combined resources and capital of us and Alpha Innotech will serve as a foundation for the surviving company to become an increasingly aggressive and effective competitor in all aspects of the industry;
         o discussions between a member of our Board of Directors and our financial advisor, as described below;
         o Xtrana's strategic alternatives, including a liquidation of the company, and alternatives for enhancement of stockholder value;
         o the fact that our stockholders will have the opportunity to vote upon the proposed issuance of Xtrana common stock in the Merger;
         o reports of management, legal and financial advisors as to the results of the due diligence investigation of Alpha Innotech;
         o the fact that Xtrana would have board representation of the combined company; and
         o the terms and conditions of the Merger Agreement and all related transactions.

         Our Board of  Directors  also  identified  and  considered a variety of
potential   negative  factors  in  its  deliberations   concerning  the  Merger,
including, but not limited to:

         o the risk that the benefits sought in the Merger would not be fully achieved;
         o the risk that, notwithstanding the long-term benefits of the Merger, our stock price might decline in the short term;
         o the possibility that the Merger might not be completed or that completion might be unduly delayed, and the effect of the public announcement of the Merger on our stock price;
         o the expenses and costs to be incurred by us in pursuing completion of the Merger;
         o        the fact that Alpha Innotech has not been profitable;
         o the risks that new Alpha Innotech products would not be accepted by the marketplace;
         o the likelihood that Alpha Innotech would require additional capital to develop its products;
         o the risk of collection of the $500,000 promissory note issued to us by Alpha Innotech should the Merger not be completed; and
         o other risks associated with the business of Alpha Innotech described in the Section entitled "Risk Factors" beginning on page 40 of this proxy statement.

         Our Board of Directors believes that these negative factors could be managed or mitigated by Xtrana or the combined company or were unlikely to have a material impact on the Merger or combined company, and that, overall, the potentially negative factors associated with the Merger were outweighed by the potential significant benefits to be gained by the Merger. For example, the Board of Directors believed, after considering the potential benefits and negative factors associated with the Merger, that:

         o the Merger could be completed on the proposed terms and in a timely manner;
         o the potential long-term value to our stockholders of the Merger was greater than the available alternatives, including a liquidation of the company;
         o costs related to the Merger would be exceeded by the proposed benefits of the Merger;
         o the combined would benefit from our available cash and provide the Alpha Innotech business with the capital necessary to fuel its growth;
         o integration risks and costs would be minimal since Xtrana has already ceased substantially all operations; and

         o our Board of Directors' and management team's experience with prior acquisitions created confidence that the Merger could be completed successfully.

         In addition, James Chamberlain, a member of the Board of Directors, consulted our financial advisor, The Mentor Group, Inc. prior to the Board of Directors approving the Merger Agreement. Mr. Chamberlain first met with The Mentor Group on or about November 17, 2004 to discuss the possible engagement of The Mentor Group to render a fairness opinion. In this meeting, Mr. Chamberlain outlined the basic structure of the potential transaction, without identifying Alpha Innotech by name. The Mentor Group also discussed with the Mr. Chamberlain the amount of its fees for the proposed engagement.

         Mr. Chamberlain subsequently talked to The Mentor Group by telephone on or about November 30, 2004. In these discussions, Mr. Chamberlain described to The Mentor Group the terms of the proposed transaction and Alpha Innotech's business and financial condition, and asked The Mentor Group for its initial thoughts on the likelihood of the transaction being determined as fair to our stockholders from a financial point of view. While The Mentor Group had not yet conducted its own independent due diligence investigation, based on the information provided to the The Mentor Group by us, The Mentor Group indicated to Mr. Chamberlain that there was a high likelihood that the it would determine the transaction to be fair to our stockholders from a financial point of view. Mr. Chamberlain subsequently described these conversations with The Mentor Group to the other directors. This indication by The Mentor Group was based upon the description of the material terms and conditions of the transaction, the description of the Alpha Innotech business and products and the Alpha Innotech financial information provided to The Mentor Group by us, as well as The Mentor Group's understanding of values of comparable companies. Based on this information available to The Mentor Group at the time, it conducted a preliminary analyses of enterprise valuation of Alpha Innotech based upon revenue multiples for comparable companies and compared this to the value of Xtrana based upon its asset value. The Mentor Group's indication in these discussions with the board was subject to completion of its own due diligence investigation, financial analyses and the delivery of its opinion letter.

         The foregoing discussion of material factors considered by the Board of Directors is not intended to be exhaustive, but does set forth the principal factors considered by the Board of Directors. In reaching the unanimous determination to approve and recommend approval and adoption of the Merger pursuant to the Merger Agreement, in view of the wide variety of factors considered in connection with its evaluation thereof, the Board of Directors did not assign any relative or specific weights to the factors set forth above, and individual directors may have given differing weights to the different factors.

         The Board of Directors believes that the Merger is advisable, and is fair to and in the best interests of Xtrana and its stockholders.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER TO STOCKHOLDERS

         There are no direct income tax consequences to our stockholders as a result of the Merger.

REGULATORY APPROVALS

         We are not aware of any material governmental or regulatory approval required for completion of the Merger, other than the filing of a certificate of merger with the California Secretary of State and compliance with applicable corporate law of the State of Delaware and the State of California. The issuance of Xtrana common stock in the Merger is intended to be a transaction exempt from registration under Regulation D of the Securities Act of 1933, as amended. If the Merger is completed, Xtrana will file a Form D with the Securities and Exchange Commission in order to comply with Form D and will undertake any other actions and/or filings required by any applicable state securities laws.

INTEREST OF CERTAIN PERSONS IN THE MERGER

         Except as described below, no director, executive officer or associate of any director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Merger which are not shared by all other stockholders on the basis of their respective share holdings.

         Each of our directors holds options to purchase shares of our common stock. The Compensation Committee of our Board of Directors has adopted resolutions providing for amendment of all outstanding options, effective as of and contingent upon the occurrence of the closing of the Merger, to provide that regardless of the termination of the optionee's service, the options shall continue to be exercisable by the optionee for a period of time equal to the lesser of five years from the closing date of the Merger and the remaining term of such option.

         If the Merger is completed, Dr. Bick and Mr. Chamberlain will remain on the Board of Directors, all other director nominees named in Proposal No. 1 of this Proxy Statement will resign from the Board.

VOTE REQUIRED FOR APPROVAL OF THE MERGER

         The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the Merger pursuant to the Merger Agreement.

NO APPRAISAL RIGHTS

         Under Delaware law, you are not entitled to dissenter's rights of appraisal with respect to the amendment of the Certificate of Incorporation and the reverse stock split.

OPINION OF FINANCIAL ADVISOR TO THE BOARD OF DIRECTORS

     GENERAL

         We retained The Mentor Group, Inc. ("Mentor") to render an opinion to the Board of Directors that the Transaction (defined below) pursuant to the terms and conditions of the Merger Agreement dated December 14, 2004 and the amendment to the Merger Agreement dated April 6, 2005 relating to the Transaction, is fair, from a financial point of view, to the pre-Transaction common shareholders of Xtrana. The Consideration was determined through negotiations between Xtrana, Inc. and Alpha Innotech Corporation.

         The Board retained Mentor based upon Mentor's qualifications, expertise and reputation. Mentor is a nationally recognized valuation firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities. As compensation to Mentor for its services in connection with the Transaction, we agreed to pay Mentor an aggregate fee of $25,000 plus Mentor's related expenses. No portion of Mentor's fee is contingent upon the successful completion of the Transaction, any other related transaction, or the conclusions reached in the Mentor opinion. No limitations were imposed by the Board on Mentor with respect to the investigations made or procedures followed by them in rendering its opinion. Xtrana also agreed to indemnify Mentor and related persons against certain liabilities, including liabilities under federal securities laws that arise out of the engagement of Mentor.

         On December 14, 2004, Xtrana, AIC Merger Corporation, a California corporation and a wholly-owned subsidiary of Xtrana, and Alpha Innotech entered into the Merger Agreement pursuant to which


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


Xtrana Sub will be merged with and into Alpha Innotech, with Alpha Innotech continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Xtrana. The common shareholders of Xtrana and Alpha Innotech will own 17 percent and 83 percent, respectively, of the outstanding shares of Xtrana (excluding options and warrants) upon the consummation of the Merger. Xtrana will also deliver cash of approximately $2.2 million at the closing of the Merger. In addition, pursuant to the Merger Agreement Xtrana has previously advanced Alpha Innotech $500,000 pursuant to the terms of a secured promissory note. The Merger Agreement has been approved by the Board of Directors of both Xtrana and Alpha Innotech. We further understand that on April 6, 2005, Xtrana, Xtrana Sub, and Alpha Innotech, entered into an amendment to the Merger Agreement. The amendment to the Merger Agreement was entered into to clarify the parties with respect to certain provisions of the Merger Agreement and to make certain amendments to the closing conditions for the Merger and the payment of certain deferred compensation owed to Alpha Innotech officers.

         The material terms of the transactions contemplated by the Merger provide, among others, that pursuant to the Merger Agreement, at the effective time of the Merger, each share of Alpha Innotech common stock will be converted into approximately 0.1142909 shares of Xtrana common stock and each share of Alpha Innotech Series A Preferred Stock and Series A-1 Preferred Stock will be converted into approximately 0.3033634 shares of Xtrana common stock, in each case as such ratios may be adjusted as provided in the Merger Agreement. These exchange ratios take into account a contemplated 1-for-10 reverse stock split of Xtrana's common stock to be effected immediately prior to the Merger, and the Merger Agreement provides that in no event shall the number of shares of Xtrana common stock issued to the Alpha Innotech shareholders exceed 83 percent of the outstanding shares of Xtrana common stock immediately following the closing of the Merger. All options to purchase shares of common stock of Alpha Innotech and warrants to purchase shares of common stock or preferred stock of Alpha Innotech outstanding at the effective time of the Merger will be assumed or replaced by options, or warrants to purchase Xtrana common stock, with proportional adjustment to the number of underlying shares and exercise price of each option and warrant based upon the relevant exchange ratios identified above. All existing common stockholders of the Company prior to the Merger are referred to herein as the "Public Stockholders." The transactions described above and all related transactions are referred to collectively herein as the "Transaction."

         Mentor delivered its written opinion, dated as of April 21, 2005, to the Board to the effect that, as of that date, based on and subject to the assumptions, limitations and qualifications as set forth in its written opinion (which is attached to this Proxy Statement as APPENDIX B and incorporated hereby by this reference) and in the discussion that follows, the Transaction pursuant to the Merger Agreement was fair to the Public Shareholders and to the Company, from a financial point of view.

         THE FULL TEXT OF MENTOR'S WRITTEN OPINION DATED APRIL 21, 2005, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON REVIEW UNDERTAKEN, IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B AND IS
INCORPORATED IN THIS PROXY STATEMENT BY REFERENCE. YOU ARE URGED TO READ MENTOR'S OPINION IN ITS ENTIRETY.

         MENTOR'S OPINION IS DIRECTED TO THE BOARD AND ADDRESSES THE FAIRNESS OF THE TRANSACTION TO THE PUBLIC STOCKHOLDERS OF XTRANA AND TO THE COMPANY FROM A FINANCIAL POINT OF VIEW. MENTOR'S OPINION DOES NOT ADDRESS THE UNDERLYING DECISION OF XTRANA TO ENGAGE IN THE TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO THE BOARD OF DIRECTORS, OR TO ANY STOCKHOLDER OF XTRANA AS TO HOW SUCH STOCKHOLDER SHOULD VOTE OR AS TO ANY OTHER ACTON SUCH STOCKHOLDER SHOULD TAKE IN CONNECTION WITH THE TRANSACTION. THE SUMMARY OF THE WRITTEN OPINION OF MENTOR SET FORTH IN

THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

         Mentor's opinion is addressed to the Board of Directors in its evaluation of the Transaction and, except for the inclusion of the option in this Proxy Statement, should not be used, quoted or distributed by any other person without the prior written consent of Mentor in each instance.

         The opinion of Mentor and its presentation to the Board constituted only one of a number of factors taken into consideration by the Board of Directors in making their respective determinations to approve the Transaction.

     SUMMARY OF FINANCIAL ANALYSES PERFORMED BY MENTOR WITH RESPECT TO THE TRANSACTION

         Generally, the presentation of a fairness opinion is a complex analytic process. This process involves various determinations and judgments concerning the financial and operating characteristics of a business and other factors, including, but not limited to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances that could affect the acquisition, public trading or other values of the companies or transactions being analyzed. Therefore, such opinions are not readily susceptible to partial or summary description. No company or transaction used in the analyses as a comparison is identical to Xtrana, Alpha Innotech or the Transaction, nor is an evaluation of the results of analyses entirely mathematical. The estimates contained in analyses resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of the business or securities do not purport to be appraisals or to reflect the prices at which businesses, companies or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. In arriving at its opinion, Mentor made qualitative judgments as to the significance and relevance of each analysis and factor considered by it. Accordingly, Mentor believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, could create an incomplete view of the processes underlying the analyses and its opinion.

         In arriving at its opinion with respect to the Transaction, Mentor made its determination as to the fairness, from a financial point of view, of the Transaction to the Public Stockholders of Xtrana on the basis of a variety of financial and comparative analyses, including those described below. Mentor's opinion does not address the fairness of the Transaction to creditors or any security holders of Xtrana, either debt or equity, other than to the Public Stockholders of Xtrana in the Transaction. The summary of analyses performed by Mentor, as set forth below, does not purport to be a complete description of the analyses and procedures underlying Mentor's opinion, the judgments made or the conclusions reached by Mentor or a complete description of its presentation. Mentor believes, and has so advised the Board of Directors, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could result in an incomplete and inaccurate view of the process underlying its analyses and opinion.

         In connection with the preparation of its opinion dated as of April 21, 2005, among other things, Mentor did the following:

         1. met with certain members of the senior management of Xtrana and Alpha Innotech to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Alpha Innotech;

         2. visited certain facilities and business offices of Alpha Innotech in San Leandro, California;

         3. reviewed audited financial statements for Alpha Innotech for the fiscal years ended December 31, 2000, 2001, 2002, 2003 and 2004;

         4.       reviewed  the  unaudited  financial  information,   internally
                  prepared by management of Alpha Innotech, relating to the operations of Alpha Innotech, including: (i) the unaudited consolidated balance sheet of Alpha Innotech and its subsidiaries, as of March 31, 2004 and March 31, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2004 and March 31, 2005, which Alpha Innotech's management has represented and warranted as the most current financial statements available;

         5. reviewed certain financial projections provided by Alpha Innotech's management relating to Alpha Innotech for the fiscal years ending December 31, 2005, 2006, 2007, 2008 and 2009;

         6. reviewed: (i) Xtrana's Form 10-KSB for the fiscal years ended December 31, 2002, 2003 and 2004, including the audited consolidated balance sheet of Xtrana and its subsidiaries, as of December 31, 2002, 2003 and 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal years ended December 31, 2002, 2003 and 2004; and (ii) certain other publicly available business and financial information related to Xtrana, which we deemed to be relevant;

         7. reviewed the unaudited financial information, internally prepared by management of Xtrana, relating to the operations of Xtrana, including: (i) the unaudited consolidated balance sheet of Xtrana and its subsidiaries, as of March 31, 2004 and March 31, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2004 and March 31, 2005, which the Company's management has represented and warranted as the most current financial statements available;

         8. reviewed the following documents and agreements: (i) the Merger Agreement among Xtrana, Xtrana Sub and Alpha Innotech dated December 14, 2004; and (ii) the Amendment No. 1 to the Merger Agreement among Xtrana, Xtrana Sub and Alpha Innotech dated April 6, 2005;

         9. reviewed certain other publicly available financial data for certain companies that we deem comparable to Xtrana; and

         10. conducted such other studies, analyses and inquiries as we have deemed appropriate for purposes of this opinion.

         In performing its analyses, Mentor relied upon the accuracy and completeness of the foregoing information, and did not assume any responsibility for and did not conduct any independent verification of such information. In addition, it did not conduct any independent valuation or appraisal of the assets or liabilities of Alpha Innotech or Xtrana or any of their respective subsidiaries, or concerning the solvency or value of any of the foregoing entities, and was not furnished with any such valuation or appraisal. With respect to financial forecasts and projections, Mentor assumed that such forecasts and projections were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Alpha Innotech as to the future financial performance of Alpha Innotech, and it also assumed that such forecasts and projections will be realized in the amounts and at the times contemplated thereby. Mentor assumed no responsibility for and expressed no view as to any such forecasts and projections or the assumptions on which they were based.

         In rendering this opinion, Mentor assumed, with Xtrana's permission, that the proposed Transaction would be consummated substantially on the terms discussed in the Merger Agreement, without any waiver of any material terms or conditions by any party thereto. Without limiting the generality of the foregoing, for the purpose of this opinion, Mentor assumed that Xtrana and Alpha Innotech are not a party to any pending transaction, including external financings, recapitalizations, asset sales, acquisitions or merger discussions, other than the Transaction or in the ordinary course of business. Mentor also assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not change the consideration to be received by Xtrana.

         Pursuant to the conditions, scope of its engagement, and limitations and understandings described in the foregoing paragraphs, Mentor's opinion addresses the fairness of the Transaction from a financial point of view to the pre-Transaction common stockholders of Xtrana. Mentor's opinion does not address the fairness of the Transaction to creditors or any security holders of the Company, either debt or equity, other than the pre-Transaction common stockholders of Xtrana, and Mentor expressly disclaims any obligation to do so.

         The Mentor opinion does not address the underlying business decision of the Xtrana to engage in the Transaction and does not constitute a recommendation to the Board of Directors, or to any stockholder of the Xtrana as to how such shareholder should vote or as to any other action such stockholder should take in connection with the Transaction. Mentor did not, and was not requested by Xtrana or any other person to, solicit third party proposals or evaluate any specific third party proposals in acquiring all or any part of Xtrana or to make any recommendations as to the form or amount of consideration in connection with the Transaction. Further, Mentor did not participate in the negotiations with respect to the Transaction or advise Xtrana with respect to alternatives to it.

         Mentor was not asked to opine and does not  express  any opinion as to:
(i) the tax consequences of the Transaction, including, but not limited to, tax or legal consequences to Xtrana or the stockholders of Xtrana in the United States or in any other jurisdiction; (ii) the realizable value of Xtrana's common stock price or the prices at which Xtrana's common stock may trade in the future following the Transaction; or (iii) the fairness of any aspect of the Transaction not expressly addressed in its fairness opinion. This opinion does not give consideration to the tax effect of the proposed Transaction on Xtrana or the stockholders of Xtrana in the United States or in any other jurisdiction.

         In preparing this opinion, Mentor assumed and relied on the truth, accuracy and completeness of all information supplied or otherwise, including, without limitation, any financial information, forecasts or projections, made available to Mentor, discussed with or reviewed by or for Mentor, or publicly available. In addition, where appropriate, Mentor relied upon publicly available information that Mentor believed to be reliable, accurate, and complete; however, Mentor cannot guarantee the reliability, accuracy, or completeness of any such publicly available information. Mentor did not independently verify the accuracy and completeness of the information provided to it and has not assumed and expressly disclaims any responsibility for independently verifying such information or undertaken any independent evaluation or appraisal of any of the assets or liabilities of Xtrana and Alpha Innotech or was furnished with any such evaluation or appraisal. In addition, Mentor did not conduct, and has not assumed any obligation to conduct, any physical inspection of the properties or facilities of Xtrana and Alpha Innotech. While Mentor considered the liquidation value of Xtrana in its analysis, Mentor expresses no opinion regarding the liquidation value of any entity. Without limiting the generality of the foregoing, Mentor has undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which Xtrana and Alpha Innotech or any of their respective affiliates is a party or may be subject and, at Xtrana's direction and with Xtrana's consent, Mentor's opinion makes no assumption concerning, and therefore does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

         Mentor assumed that the financial forecast information furnished to or discussed with Mentor, by Xtrana and Alpha Innotech, was prepared in a reasonable manner and reflected the best currently available estimates and judgment of the Xtrana's management and Alpha Innotech's management as to the expected future financial performance of Xtrana and Alpha Innotech, and that there had been no material change in the assets, financial condition, business or prospects of Xtrana and Alpha Innotech since the date of the most recent financial statements made available to Mentor. This opinion expresses no view with respect to how the projections were obtained, the reasonableness of such projections, or the assumptions on which they were based. Further, Mentor has relied upon the representations of management of Xtrana and Alpha Innotech that management and Alpha Innotech's management is not aware of any facts or circumstances that would make any such forecasts inaccurate or misleading. Mentor's opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated, and on the information made available to it, as of the date of this opinion. Any subsequent change in such conditions could materially affect the assumptions used in the opinion and would require a reevaluation of such opinion. Although subsequent developments may affect this opinion, Mentor has assumed no obligation to update, revise or reaffirm such opinion, and Mentor expressly disclaims any obligation to do so.

     ANALYSES

         Mentor used several methodologies to assess the fairness, from a financial point of view, of to the Public Stockholders in connection with the Transaction. These methodologies provided an estimate as to the aggregate enterprise value of Alpha Innotech and Xtrana. The following is a summary of the material financial analyses used by Mentor in connection with providing its opinion. This summary is qualified in its entirety by reference to the full text of such opinion, which is attached as APPENDIX B to this Proxy Statement. You are urged to read the full text of the Mentor opinion carefully and in its entirety.

         Mentor used the following valuation methodologies in order to determine the estimated market value of Alpha Innotech: (i) a public company market multiple approach; (ii) an income approach; and (iii) a comparable transaction approach. The analyses required studies of the overall market, economic and industry conditions in which Alpha Innotech operates and the historical operating results of Alpha Innotech.

         PUBLIC COMPANY MARKET MULTIPLE APPROACH. Mentor reviewed certain financial information of publicly traded comparable companies (the "Comparables"), selected solely by Mentor, that provide similar categories of products as Alpha Innotech to a similar customer base, specifically life sciences tools, such as instruments, reagents and software, to research and development departments of pharmaceutical companies, biotechnology companies, and other life sciences research and development companies. The Comparables included Caliper Life Sciences, Inc., Cepheid, Ciphergen Biosystems, Inc., Illumina, Inc., Luminex Corporation, Molecular Devices Corporation, Nanogen, Inc., Sequenom, Inc., and Third Wave Technologies, Inc. Mentor calculated certain financial ratios, including the multiples of: (i) Enterprise Value ("EV") to Latest Twelve Months ("LTM") revenues; and (ii) EV to Next Fiscal Year ("NFY") projected revenues and Equity Value to NFY projected net income, of the Comparables based on the most recent publicly available information. "Enterprise Value" is defined as the market value of a company's issued and outstanding common stock and common stock equivalents (collectively, "Equity Value") plus the market value of issued and outstanding indebtedness, preferred stock and minority interests minus cash and cash equivalents.

         No company utilized in the public company market multiple approach is identical to Alpha Innotech. In selecting and evaluating the comparable companies, Mentor made certain judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Specifically, Mentor assumed in its analysis that the industry performance, general business, economic, market and financial conditions would remain generally similar on an ongoing basis as at of the date of its opinion. Mathematical analysis, such as determining the average or median, of certain financial ratios of the comparable companies is not in itself a meaningful method of using comparable company data.

         The analysis showed that the multiples of EV to LTM revenues exhibited by the Comparables ranged from 0.9x to 6.5x with a median multiple of 2.4x. In addition, the analysis showed that the multiples of EV to NFY projected revenues exhibited by the Comparables ranged from 0.9x to 3.4x with a median multiple of 1.4x, and the multiples of Equity Value to NFY projected net income exhibited by the Comparables ranged from 16.9x to 34.8x with a median multiple of 24.5x, respectively. After reviewing these trading multiples of the Comparables and various other factors including, but not limited to, size, growth and profitability, analyst coverage and stock liquidity, Mentor selected EV to LTM revenue multiples in the range of 1.3x to 1.8x; EV to NFY projected revenue multiples in the range of 1.0x to 1.1x; and Equity Value to NFY projected net income multiples in the range of 6.6x to 7.5x. Mentor selected a range of multiples for Alpha Innotech that were below median multiple of the Comparables in order to reflect Alpha Innotech's greater company-specific risks compared with that of the Comparables. The risks relate to, among other factors, Alpha Innotech's smaller size, lower growth rate, more limited distribution channels, lower profitability, and less diversification of products and markets relative to the Comparables.

         Mentor derived an indication of the Enterprise Value of Alpha Innotech by applying selected revenue and net income multiples to Alpha Innotech's representative levels of revenue and net income for the LTM period ended March 31, 2005 and certain projected results of Alpha Innotech for the fiscal year ending December 31, 2005. Based on the above, the resulting indications of the Enterprise Value of Alpha Innotech ranged from approximately $14.3 million to $32.0 million.

         INCOME APPROACH. Mentor utilized certain financial projections prepared by the management of Alpha Innotech for the fiscal years ending December 31, 2005, 2006, 2007, 2008 and 2009 to perform a discounted cash flow analysis of Alpha Innotech. To determine Alpha Innotech's Enterprise Value, Mentor used the projected unlevered cash flows of Alpha Innotech from December 31, 2005, 2006, 2007, 2008, and 2009, and applied assumed risk-adjusted discount rates ranging from 34 percent to 36 percent and long-term growth rates ranging from 4.9 percent to 6.9 percent. Mentor used the Capital Asset Pricing Model ("CAPM") to calculate a risk-adjusted discount rate for Alpha Innotech of 35 percent. The CAPM provides a discount rate that is the sum of the rate of return on a risk free investment, rate of return on a risky equity investment and an additional rate of return required to compensate a hypothetical investor for specific risks pertaining to the subject company. The selected range of the assumed risk-adjusted discount rates is plus or minus one percent of the discount rate resulting from the application of CAPM for Alpha Innotech. Based on management's estimates and this analysis the resulting indications of the Enterprise Value of Alpha Innotech ranged from approximately $17.2 million to $19.5 million.

         COMPARABLE TRANSACTION APPROACH. This analysis involves a review of the valuations reflected in acquisition transactions when there is a change of control, whether through merger, stock purchase or asset purchase, involving companies operating in industries and with a business strategy similar to Alpha Innotech's operations and strategies. The comparable transaction approach may yield the widest value range, due to the varying importance of an acquisition to a buyer, differences in the transaction process and the qualitative differences among target or acquired companies. Furthermore, information is typically not disclosed for transactions involving a private seller, even when the buyer is a public company, unless the acquisition is deemed to be significant to the acquirer. As a result, the pool of transactions reviewed in connection with a comparable transaction analysis is limited to transactions involving two public companies or acquisitions by public companies of large private companies.

         Mentor identified and selected thirteen transactions (collectively, the "Transaction Comparables") during the last five years involving target companies in the life sciences tools industry that provide instruments, reagents and software to companies engaged in the life sciences research and development industry over the last five years. These transactions, along with the date completed in parentheses, were the acquisition of: (i) Atto Bioscience, Inc. by Becton, Dickinson and Company (7/1/2004); (ii) Axon

Instruments Ltd. by Molecular Devices Corp (7/1/2004); (iii) Molecular Probes Inc by Invitrogen Corp. (8/20/2003); (iv) Zymark Corp. by Caliper Life Sciences, Inc. (7/15/2003); (v) PanVera LLC by Invitrogen Corp. (3/31/2003); (vi) Genomic Instrumentation Services, Inc. (d/b/a GeneMachines) by Harvard Bioscience, Inc. / Genomic Solutions Inc. (3/12/2003); (vii) Genomic Solutions Inc. by Harvard Bioscience, Inc. (10/25/2002); (viii) Packard Bioscience Co. by PerkinElmer Inc. (11/13/2001); (ix) Aurora Biosciences Corp. by Vertex Pharmaceuticals Inc. (7/18/2001); (x) PanVera LLC by Aurora Biosciences Corp. (3/1/2001); (xi) Life Technologies Inc. by Invitrogen Corp. (9/14/2000); (xii) NEN Life Sciences Inc. by PerkinElmer Inc. (7/31/2000); and (xiii) Thermo BioAnalysis Corp. by Thermo Electron Corp. (4/20/2000).

         While some attributes of the acquired companies were similar to Alpha Innotech, none of the transactions identified were identical to the proposed merger and many may have occurred at times when the economic conditions were different than at the time of Mentor's analysis.

         Based on the publicly available information with respect to these transactions, Mentor calculated and compared multiples for each transaction based on LTM revenue. The analysis showed that the multiples of EV to LTM revenues exhibited by the Transaction Comparables ranged from 1.2x to 8.4x with a median multiple of 3.5x. After reviewing these trading multiples of the Transaction Comparables and various other factors including, but not limited to, size, growth and profitability, completion date of the transaction and description of the transaction, Mentor selected EV to LTM revenue multiples in the range of 1.1x to 1.5x. Mentor selected a range of multiples for Alpha Innotech that were below median multiple of the Transaction Comparables in order to reflect Alpha Innotech's greater company-specific risks compared with that of the Transaction Comparables. The risks relate to, among other factors, Alpha Innotech's smaller size, more limited distribution channels, lower profitability, and less diversification of products and markets relative to the Transaction Comparables.

         Mentor derived an indication of the Enterprise Value of Alpha Innotech by applying selected revenue multiples to the Alpha Innotech's representative levels of revenue for the LTM ended March 31, 2005. Based on the above, the resulting indications of the Enterprise Value of Alpha Innotech ranged from approximately $12.1 million to $16.5 million.

         The aforementioned Public Company Market Multiple, Income and Comparable Transaction Approaches provided Mentor with an indication of the Enterprise Value of Alpha Innotech that ranged from approximately $18.0 million to $22.1 million.

         Mentor used the following valuation methodology in order to determine the estimated market value of Xtrana: (i) the asset approach. The analyses required studies of the overall market, economic and industry conditions in which Xtrana operates and the historical operating results of Xtrana. Mentor did not rely on the liquidation value of Xtrana in its analysis because Mentor valued Xtrana as a going concern and Mentor ascertained that the liquidation value of Xtrana would have resulted in the Xtrana common stockholders receiving less than what they could receive if the Company was valued, pursuant to the asset approach described herein, as a going concern.

         ASSET APPROACH. Mentor utilized the balance sheet prepared by the Xtrana's management as of March 31, 2005 and, based on discussions with Xtrana management, adjusted the individual asset and liability values from this balance sheet to market value. The only item on Xtrana's balance sheet at March 31, 2005 that was adjusted was the carrying or book value of the note receivable from Alpha Innotech, which was increased in value by $500,000 compared to its balance sheet or book value of $0. Based on discussions with Xtrana management, management's estimates and this analysis the resulting indications of the Enterprise Value of Xtrana ranged from approximately $2.3 million to $2.8 million.

     CONCLUSION

         In rendering this opinion, Mentor assumed that the proposed Transaction would be consummated substantially on the terms discussed in the Merger Agreement, without any waiver of any material terms or conditions by any party thereto. Without limiting the generality of the foregoing, for the purpose of this opinion, Mentor has assumed that Xtrana and Alpha Innotech are not a party to any pending transaction, including external financings, recapitalizations, asset sales, acquisitions or merger discussions, other than the Transaction or in the ordinary course of business. Mentor has also assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not change the consideration to be received by the Company.

         In connection with its review, Mentor considered financial projections for Alpha Innotech for the fiscal years ending December 31, 2005, 2006, 2007, 2008 and 2009. These financial projections were prepared by the management of Alpha Innotech under market conditions as they existed as of approximately April 15, 2005 and the management of Alpha Innotech does not intend to provide Mentor with any updated or revised projections in connection with the Transaction. The projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations of Alpha Innotech, may cause the projections or the underlying assumptions to be inaccurate.

         In its analysis, Mentor made numerous assumptions with respect to Xtrana and Alpha Innotech, the Transaction, industry performance, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses.

         In arriving at its fairness opinion, Mentor reviewed key economic and market indicators, including, but not limited to, growth in gross domestic product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Mentor's opinion is based on the market, economic and other conditions as they existed as of April 21, 2005 and on the projected financial information provided to Mentor as of such date.

         The Mentor Group arrived at its conclusion by evaluating and comparing the Enterprise Value of Xtrana as determined under the "Asset Approach" of $2.3 million to $2.8 million to the Enterprise Value of the 17% interest in Alpha Innotech that is to be attributable to Xtrana's stockholders at the closing of the transaction pursuant to the terms of the Merger Agreement. The transaction with Alpha Innotech valued Xtrana's 17% interest in the post-merger entity (based on The Mentor Group's concluded Enterprise Value range of $18.0 million to $22.1 million for Alpha Innotech) between approximately $3.1 million and $3.8 million, reflecting a premium over The Mentor Group's range of Xtrana's Enterprise Values.

         The summary set forth above describes the material points of more detailed analyses performed by Mentor in arriving at its fairness opinion.

                       DESCRIPTION OF XTRANA CAPITAL STOCK

         COMMON STOCK. We are authorized to issue 50,000,000 shares of common stock, par value $0.01 per share. As of June 30, 2005, we had issued and outstanding 16,533,269 shares of common stock. The holders of common stock are entitled to one vote for each share held of record on all matters on which the holders of common stock are entitled to vote. The holders of common stock are entitled to receive dividends in proportion to their ownership when, as and if declared by the board of Directors out of legally available funds. In the event of our liquidation, dissolution or winding up, the holders of common stock are entitled, subject to the rights of holders of preferred stock issued by us, if any, to share proportionally in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of stock, if any, having preference over the common stock.

         The holders of common stock have no preemptive or conversion rights, and they are not liable for further calls or assessments by us. There are no redemption or sinking fund provisions applicable to the common stock. The outstanding shares of common stock are, and the common stock issuable in the Merger will be, when issued, fully paid and nonassessable.

         OPTIONS. As of June 30, 2005, we had issued and outstanding options covering an aggregate of 1,040,634 shares of our common stock. These options expire at various dates from December 2005 through April 2012 and have exercises prices ranging from $0.23 to $1.88 per share. The term of the options may not be extended under the terms of the applicable option plans. The Compensation Committee of our Board of Directors has adopted resolutions providing for amendment of all outstanding options, effective as of and contingent upon the occurrence of the closing of the Merger, to provide that regardless of the termination of the optionee's service, the options shall continue to be exercisable by the optionee for a period of time equal to the lesser of five years from the closing date of the Merger and the remaining term of such option.

         WARRANTS. As of June 30, 2005, we had issued and outstanding warrants for the purchase of an aggregate of 674,755 shares of our common stock. These warrants expire at various dates from August 2005 through May 2010 and have exercises prices ranging from $0.01 to $2.50 per share. The term of each warrant may be extended by mutual agreement of Xtrana and the warrant holder.

                    XTRANA BUSINESS AND FINANCIAL INFORMATION

         Business and financial information about us and information concerning the Board of Directors, management and significant stockholders may be found in our Annual Report on Form 10-KSB for the year ended December 31, 2004 and our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005, which are being mailed to you with this Proxy Statement, and are incorporated herein by reference. Any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, until the date of the Annual Meeting of Stockholders shall be deemed to be incorporated herein by reference.

         We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for additional information on the public reference rooms. Our common stock currently trades on the OTCBB. Our periodic reports, proxy statements and other information can be inspected at the offices of Nasdaq at 1735 K Street, NW, Washington, DC, 20006.


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


                ALPHA INNOTECH BUSINESS AND FINANCIAL INFORMATION

OVERVIEW

         Alpha Innotech develops, manufactures and markets digital imaging and detection systems for the life science research and drug discovery markets. Alpha Innotech's goal is to combine instruments, reagents and bioinformatics software to offer integrated modular technology platforms for the electrophoresis, functional genomics, proteomics and cell analysis markets. Alpha Innotech Corporation, a privately held company, was incorporated in California in 1992. Alpha Innotech maintains its corporate offices at 2401 Merced Street, San Leandro, California 94577 and its telephone number is (510) 483-9620. Alpha Innotech's corporate web site is located at www.alphainnotech.com.

MARKET OPPORTUNITY

         Alpha Innotech believes that international trade in scientific instruments in general, and the research and development budgets of customers in certain pharmaceutical and biotechnology companies in particular, have risen since 2002 and will continue to rise this year. Alpha Innotech intends to capture a share of this rise with its product mix comprising instruments, software and reagents for the gel imaging, microarray, and array of arrays markets.

         Alpha Innotech represents a small segment of a life science research tool market. This market includes a wide range of technologies such as various types of instruments, reagents, consumables and software. Given the complexities and focus of these tools for specific applications, Alpha Innotech is not aware of any objective and accurate third party reports on various life science market segments that can be used to determine Alpha Innotech's market share in this market. While Alpha Innotech may not have an accurate third party quantitative measure of market size for its specific products, Alpha Innotech management estimates the target market for Alpha Innotech's products is approximately $675 million with a projected growth rate of over 20% annually.

         Alpha Innotech believes the human genome project, genome studies of other organisms, and large scale gene expression studies have identified and will continue to identify many target genes. Alpha Innotech believes there is and will be an increasing need for efficient tools and methods to further study this multitude of target genes. Many genomic and some proteomics studies are currently conducted using the microarray (slide) format. Alpha Innotech believes multiplexed arrays or "array of arrays" (microtitre well) format will increasingly be adopted by the life science research and drug discovery markets for proteomics and cell analysis studies. The Alpha Innotech NovaRay array reader was developed for and useful in both microarray and array of arrays formats.

TECHNOLOGY

         Alpha Innotech patent portfolio consists of three issued U.S. patents and nine U.S. patent applications relating to its proprietary NovaRay(R) and Gel Imaging technology. These patents expire in 2018, 2022 and 2024.

         Under the terms of an agreement between Digital Optical Imaging Corporation ("DigiOpt") and Alpha Innotech, Alpha Innotech received certain exclusive rights to make and sell products incorporating the inventions disclosed in four of DigiOpt's United States patents. These patents describe the use of micro-optical-electrical-mechanical components such as digital micro mirror devices for controlling both excitation and emission light in ways that can improve the performance of instruments like the NovaRay(R). The licenses remain in effect until the last underlying patent or patent application has expired or is abandoned. The latest to expire patent covered by this agreement is scheduled to expire in 2021. Alpha Innotech committed to pay certain patent prosecution fees and costs; to date these costs have been minimal. Alpha Innotech committed to pay DigiOpt guaranteed minimum royalties of $40,000 over the five-year period following the earlier of the first commercial sale of a product incorporating the technology, or August 2006. Alpha Innotech has not made any royalty payments to date. DigiOpt may convert the exclusive license rights to non-exclusive if Alpha Innotech does not make a first commercial sale by August 2006, or terminate them outright if Alpha Innotech does not make a first commercial sale by February 2007.

         Alpha Innotech's proprietary instrument designs and software are also protected under state and federal trade secret and copyright law.

PRODUCTS

         Alpha Innotech sells instruments, software and consumables used in life science research laboratories for the study of nucleic acids (DNA and RNA) and proteins used to discover and develop new pharmaceuticals. Alpha Innotech's products address two segments of the life science research market: Gel Documentation and Microarray/Multiplexed Arrays.

         GEL DOCUMENTATION. Alpha Innotech's digital imaging systems for Gel Documentation are used to detect, archive, and analyze fluorescent, chemiluminescent and visible signals from biological samples such as DNA, proteins and bacterial colonies. For example, in a common laboratory procedure called electrophoresis, DNA molecules being analyzed are loaded into one end of a "gel" and driven toward the other end by an electric charge. Molecules of different lengths and electrical charges travel at different speeds through the gel. After electrophoresis, comparing the location of an unknown DNA molecule with the location of known standardized DNA samples such as AlphaQuant(TM) molecular ladders will provide important information to the researcher about the size of unknown sample DNA molecules. However, the DNA samples are usually invisible to the naked eye. To determine their locations, a chemical such as ethidium bromide is added. The ethidium bromide binds to double stranded DNA and "fluoresces", that is, it absorbs light energy of one wavelength ("excitation") and emits a different wavelength ("emission"). The researcher may then place the sample gel into any of Alpha Innotech's gel imaging instruments (the FluorChem(TM), AlphaImager(R), or AlphaDigiDoc(TM)) which bathes the sample in excitation light energy (in this example, ultraviolet radiation) and captures the emission light energy with a scientific grade CCD camera. The researcher may then use the analysis features of AlphaEase(R) software for image capture and analysis to determine the size of the unknown DNA sample molecule. The researcher may also determine the quantity of the unknown molecules with AlphaEase(TM) by comparing signal intensities of the unknown with the standard.

         Other Alpha Innotech products in the Gel Documentation group include software for analysis of "2-D" protein gels (Alpha GelFox(TM) software for 2D gel analysis), reagents for use in chemiluminescent applications (ChemiGlow(TM) chemiluminescent substrate), and software packages for electronic document security (Alpha PART 11 Ease(TM) software for 21 C.F.R. Part 11 compliance).

         MICROARRAY/MULTIPLEXED ARRAYS. Alpha Innotech's other major product group is for the Microarray/Multiplexed Arrays market, in which researchers analyze slides or multi-well microplates "printed" with genomic or proteomic information, and in some cases, live cell cultures. The NovaRay(R) includes a patented combination of a broad source lamp with multiple filter sets to provide researchers maximum flexibility in their choice of fluorescent labels when analyzing biochips such as microarrays. The NovaRay(R) reader provides additional flexibility to the researcher by accommodating both the microplate and the slide formats. The researcher can then analyze the emissions from the samples using ArrayEase(R) analysis software. The NovaRay(R) has been placed with select early-access customers. The NovaRay(R) is scheduled for broader market launch in the fourth quarter of 2005.

         PRODUCTS UNDER DEVELOPMENT. Alpha Innotech intends to introduce in the third quarter of 2005 a laser-based microarray reader targeted at customers who use the single slide format. Alpha Innotech intends also to offer as early as the fourth quarter of 2005 other array analysis software. Alpha Innotech is also evaluating printing devices that customers could use to create their own microarrays (both slide and microplate format) in-house; no product release date has been set.

CUSTOMERS

         Alpha Innotech's customers include pharmaceutical and biotechnology companies, universities, medical centers, government research institutes and agencies worldwide.

DISTRIBUTION

         In the United Sates Alpha Innotech's products are sold through a network of direct sales representative and independent manufactures representatives. Internationally, Alpha Innotech's products are sold through a network of 41 independent distributors in 43 countries worldwide. No distributor accounts for more than 6.5% of Alpha Innotech's revenues. Alpha Innotech's independent distributors generally have exclusive distribution rights for their respective territories and perform sales, marketing and technical support functions for their local customers.

FACILITIES

         Headquarters, manufacturing, and research and development are housed in 35,000 feet of leased space in San Leandro, California. This lease expires in December 2011.

RISK FACTORS

         You should carefully consider the following risk factors and all other information contained in this report. An investment in Alpha Innotech involves a high degree of risk. If any of the following events or outcomes actually occurs, our business, operating results, and financial condition would likely suffer.

ALPHA INNOTECH HAS A HISTORY OF OPERATING LOSSES AND MAY INCUR FUTURE LOSSES.

         Alpha Innotech has not been profitable since 1999. Alpha Innotech's losses were $3.3 million, $2.0 million and $2.6 million for fiscal years 2004, 2003 and 2002, respectively and Alpha Innotech had an accumulated deficit of $14.2 million as of December 31, 2004 and $15.2 million as of March 31, 2005. Alpha Innotech's losses have resulted principally from costs incurred in research and development, manufacturing and from selling, general and administrative costs associated with its operations.

         Alpha Innotech's ability to generate significant revenues and maintain profitability is dependent in large part on its ability to expand its customer base, increase sales of its current products to existing customers, manage its expense growth, and enter into additional supply, license and collaborative arrangements as well as on its ability to successfully manufacture and commercialize products incorporating its technologies in new applications and in new markets.

ADDITIONAL FINANCING MAY BE REQUIRED FOR ALPHA INNOTECH'S FUTURE BUSINESS AND OPERATIONS.

         Alpha Innotech will require additional capital resources in order to conduct its operations and develop its products. While Alpha Innotech estimates that upon completion of the Merger, its capital resources will be sufficient to fund its current level of operations for at least the next year based on current business plans, it cannot guarantee that this will be the case. Additional funds may be required to implement Alpha Innotech's business plan. Alpha Innotech's management may not be successful in raising such additional capital on favorable terms or at all.

ALPHA INNOTECH'S BUSINESS DEPENDS ON RESEARCH AND DEVELOPMENT SPENDING LEVELS FOR PHARMACEUTICAL AND BIOTECHNOLOGY COMPANIES AND ACADEMIC AND GOVERNMENTAL RESEARCH INSTITUTIONS.

         Alpha Innotech expects that its revenues in the foreseeable future will be derived primarily from products and services provided to pharmaceutical and biotechnology companies and academic, governmental and other research institutions. Alpha Innotech's success will depend upon their demand for and use of its products and services. Alpha Innotech's operating results may fluctuate substantially due to reductions and delays in research and development expenditures by these customers. For example, reductions in capital expenditures by these customers may result in lower than expected instrumentation sales. These reductions and delays may result from factors that are not within Alpha Innotech's control, such as:

         o        changes in economic conditions;

         o        changes  in  government   programs  that  provide  funding  to
                  companies and research institutions;

         o changes in the regulatory environment affecting life sciences companies and life sciences research;

         o market-driven pressures on companies to consolidate and reduce costs; and

         o        other factors affecting research and development spending.

ALPHA INNOTECH MUST SPEND A SIGNIFICANT AMOUNT OF TIME AND RESOURCES TO DEVELOP PRODUCTS, AND IF THESE PRODUCTS DO NOT ACHIEVE COMMERCIAL ACCEPTANCE, ITS OPERATING RESULTS MAY SUFFER.

         Alpha Innotech expects to spend a significant amount of time and resources to develop new products and refine existing products. In light of the long product development cycles inherent in its industry, these expenditures will be made well in advance of the prospect of deriving revenues from the sale of new products. Alpha Innotech's ability to commercially introduce and successfully market new products is subject to a wide variety of challenges during this development cycle that could delay introduction of these products. If it does not achieve market acceptance of new products, its operating results will suffer.

ALPHA INNOTECH DEPENDS ON A LIMITED NUMBER OF SUPPLIERS AND IT WILL FACE DELAYS IN MANUFACTURING OF ITS PRODUCTS IF SHIPMENTS FROM THESE SUPPLIERS ARE DELAYED OR INTERRUPTED.

         Alpha Innotech depends on its vendors to provide components of its products in required volumes, at appropriate quality and reliability levels, and in compliance with regulatory requirements. If supplies from these vendors were delayed or interrupted for any reason, Alpha Innotech would not be able to produce or sell products in a timely fashion or in sufficient quantities or under acceptable terms.

ALPHA INNOTECH'S DEPENDENCE ON CONTRACT MANUFACTURING AND OUTSOURCING OTHER PORTIONS OF ITS SUPPLY CHAIN MAY ADVERSELY AFFECT ITS ABILITY TO BRING PRODUCTS TO MARKET.

         As part of Alpha Innotech's efforts to streamline operations and to cut costs, it has been outsourcing and will continue to evaluate additional outsourcing. If Alpha Innotech's contract manufacturers or other outsourcers fail to perform their obligations in a timely manner or at satisfactory quality levels, Alpha Innotech's ability to timely bring products to market could suffer.

IF ALPHA INNOTECH IS UNABLE TO MAINTAIN ITS RELATIONSHIPS WITH COLLABORATIVE PARTNERS, IT MAY HAVE DIFFICULTY DEVELOPING AND SELLING ITS PRODUCTS AND SERVICES.

         Alpha Innotech believes that its success in penetrating its target markets depends in part on its ability to develop and maintain collaborative relationships with key companies as well as with key academic researchers. Alpha Innotech considers DigiOpt to be one such key collaborative relationship. Relying on these or other collaborative relationships is risky to its future success because:

         o        its   partners   may  develop   technologies   or   components
                  competitive with its products;

         o some of its agreements may terminate prematurely due to disagreements between it and its partners;

         o its partners may not devote sufficient resources to the development and sale of its products;

         o its partners may be unable to provide the resources required for it to progress in the collaboration on a timely basis;

         o        its collaborations may be unsuccessful; or

         o        it  may  not  be  able  to  negotiate   future   collaborative
                  arrangements on acceptable terms.

ALPHA INNOTECH'S CURRENT SALES, MARKETING AND TECHNICAL SUPPORT ORGANIZATION MAY LIMIT ITS ABILITY TO SELL ITS NEWER PRODUCTS.

         Alpha Innotech believes that the market for microplate format arrays and their readers is still evolving, and that initial sales for these readers will requires significant support from its in-house applications scientists. Alpha Innotech may not have sufficient in-house resources to support worldwide sales of these products.

ALPHA INNOTECH FACES INTENSE COMPETITION FROM OTHER COMPANIES.

         Alpha Innotech's products face competition from other companies, including Bio Rad, Kodak, Fuji, UVP, Perkin Elmer, Molecular Devices and Tecan, that have more financial resources, technical staff and manufacturing and marketing capabilities than it does. It may be difficult for Alpha Innotech to compete with larger companies investing greater resources in development, marketing and distribution of their products.

DUE TO THE INTERNATIONAL NATURE OF ALPHA INNOTECH'S BUSINESS, POLITICAL OR ECONOMIC CHANGES OR OTHER FACTORS COULD HARM ITS BUSINESS.

         A significant amount of Alpha Innotech's revenue is currently generated from sales outside the United States. Though such transactions are denominated in U.S. dollars, Alpha Innotech's future revenue, gross margin, expenses and financial condition are still affected by such factors as changes in foreign currency exchange rates, unexpected changes in, or impositions of, legislative or regulatory requirements, including export and trade barriers and taxes; longer payment cycles and greater difficulty in accounts receivable collection. Alpha Innotech is also subject to general geopolitical risks in connection with international operations, such as political, social and economic instability, potential hostilities and changes in diplomatic and trade relationships. Alpha Innotech cannot assure investors that one or more of the foregoing factors will not have a material adverse effect on its business, financial condition and operating results or require it to modify its current business practices.

THIRD PARTIES MAY CLAIM THAT ALPHA INNOTECH IS INFRINGING THEIR INTELLECTUAL PROPERTY, AND IT COULD SUFFER SIGNIFICANT LITIGATION OR LICENSING EXPENSES OR BE PREVENTED FROM SELLING PRODUCTS.

         While Alpha Innotech does not believe that any of its products infringe the valid intellectual property rights of third parties, it may be unaware of intellectual property rights of others that may cover some of its technology, products or services. Any litigation regarding patents or other intellectual property could be costly and time-consuming and could divert its management and key personnel from its business operations. The complexity of the technology involved and the uncertainty of intellectual property litigation increase these risks. Claims of intellectual property infringement might also require it to enter into costly license agreements. However, it may not be able to obtain license agreements on terms acceptable to it, or at all. Alpha Innotech also may be subject to significant damages or injunctions against development and sale of certain of its products.

THIRD PARTIES MAY INFRINGE ALPHA INNOTECH'S INTELLECTUAL PROPERTY, AND IT MAY EXPEND SIGNIFICANT RESOURCES ENFORCING ITS RIGHTS OR SUFFER COMPETITIVE INJURY.

         Alpha Innotech's success depends in large part on its proprietary technology. Alpha Innotech relies on a combination of patents, copyrights, trademarks, trade secrets, confidentiality provisions and licensing arrangements to establish and protect its proprietary rights. If it fails to successfully enforce its intellectual property rights, its competitive position could suffer, which could harm its operating results.

         Alpha Innotech's pending patent and trademark registration applications may not be allowed, or competitors may challenge the validity or scope of its patents, copyrights or trademarks. In addition, its patents may not provide us a significant competitive advantage.

         Alpha Innotech may be required to spend significant resources to monitor and police its intellectual property rights. It may not be able to detect infringement and its competitive position may be harmed before it does so. In addition, competitors may design around its technology or develop competing technologies. Intellectual property rights and Alpha Innotech's ability to enforce them may also be unavailable or limited in some foreign countries, which could make it easier for competitors to capture market share and result in lost revenues.

IF ALPHA INNOTECH LOSES ITS KEY PERSONNEL OR IS UNABLE TO ATTRACT AND RETAIN ADDITIONAL SKILLED PERSONNEL, ITS BUSINESS MAY SUFFER.

         Alpha Innotech depends substantially on the principal members of its management, including Haseeb Chaudhry, Chief Executive Officer and Darryl Ray, Chief Operating Officer and President Any officer or employee can terminate his or her relationship with Alpha Innotech at any time and work for one of our competitors. Alpha Innotech's ability to operate successfully and manage its potential future growth depends significantly upon retaining key research, technical, sales, marketing, managerial and financial personnel, and attracting and retaining additional highly qualified personnel in these areas. Alpha Innotech faces intense competition for such personnel from numerous companies in the highly competitive northern California business area. The inability to attract and retain these personnel could result in delays in the research, development and commercialization of its potential products.

INTEGRATING  ACQUIRED   TECHNOLOGIES  MAY  BE  COSTLY  AND  MAY  NOT  RESULT  IN
TECHNOLOGICAL ADVANCES.

         Alpha Innotech has licensed in certain technologies and is working with collaborators to integrate those technologies into future products. However, market advances resulting from the integration of technologies may not be achieved as successfully or rapidly as anticipated, if at all.

IF ALPHA INNOTECH LOSES SOME OR ALL RIGHTS TO THE DIGITAL OPTICAL IMAGING PATENTS, ITS BUSINESS MAY SUFFER.

         Under the terms of an agreement between Digital Optical Imaging Corporation ("DigiOpt") and Alpha Innotech, Alpha Innotech received certain exclusive rights to make and sell products incorporating the inventions disclosed in four United States patents. Alpha Innotech is working with strategic partners to incorporate these technologies into future products. Under the terms of the agreement, Alpha Innotech is obligated to pay certain patent prosecution costs and maintenance fees. Failure to pay these costs and fees as they arise may lead to abandonment of the rights. Furthermore, under the terms of the agreement, DigiOpt may convert the exclusive license to non-exclusive if Alpha Innotech does not make its first commercial sale of a product incorporating the licensed technology by August 4, 2006, and may terminate the license if Alpha Innotech does not make its first commercial sale of a product incorporating the licensed technology by February 4, 2007. Loss of these exclusive rights by abandonment, conversion, or termination would impair Alpha Innotech's ability to develop and market new products.

IF ALPHA INNOTECH SUFFERS LOSS TO ITS FACTORIES, FACILITIES OR DISTRIBUTION SYSTEM DUE TO CATASTROPHE, ITS OPERATIONS COULD BE SERIOUSLY HARMED.

         Alpha Innotech's factories, facilities and distribution system are subject to catastrophic loss due to fire, flood, terrorism or other natural or man-made disasters. In particular, its production facilities and headquarters in California could be subject to a catastrophic loss caused by earthquake. If these facilities were to experience a catastrophic loss, it could disrupt Alpha Innotech's operations, delay production, shipments and revenue and result in large expenses to repair or replace the facility. Although Alpha Innotech carries insurance for property damage and business interruption, we do not carry insurance or financial reserves for interruptions or potential losses arising from earthquakes.

ALPHA INNOTECH FINANCIAL INFORMATION

         Certain audited financial information of Alpha Innotech for the years ended December 31, 2004 and 2003, and unaudited financial information for the quarters ended March 31, 2005 and 2004, is attached to this Proxy Statement as APPENDIX C.

SELECTED FINANCIAL DATA AND SELECTED SUMMARY PRO FORMA FINANCIAL INFORMATION

         The following selected financial data is qualified in its entirety by, and should be read in conjunction with, the other information and financial statements, including the notes thereto, appearing elsewhere in the Proxy Statement and/or incorporated herein by reference.

SELECTED FINANCIAL DATA
                                                                                                                 Three Months
                                                                       Year Ended December 31,                  Ended March 31,
                                                       ---------------------------------------------------    ------------------
                                                         2000       2001       2002       2003       2004       2004       2005
                                                       -------    -------    -------    -------    -------    -------    -------
                                                                          (in thousands, except per share data)
Statement of Operations Data:

Revenues ...........................................    13,198     14,275     13,802     10,493     10,511      1,907      2,505

Cost of goods sold .................................     6,604      7,563      7,157      5,331      5,378      1,016      1,405
                                                       -------    -------    -------    -------    -------    -------    -------

     Gross profit ..................................     6,594      6,712      6,645      5,162      5,133        891      1,100
                                                       -------    -------    -------    -------    -------    -------    -------

Operating expenses:
     Sales and marketing ...........................     5,635      4,882      4,522      3,571      3,925        822      1,061
     Research and development ......................     1,521      2,288      2,585      1,662      1,963        489        397
     General and administrative expenses ...........       366      1,548      2,069      1,600      1,968        326        285
                                                       -------    -------    -------    -------    -------    -------    -------

         Total operating expenses ..................     7,522      8,718      9,176      6,833      7,856      1,637      1,743
                                                       -------    -------    -------    -------    -------    -------    -------

             Loss from operations ..................      (928)    (2,006)    (2,531)    (1,671)    (2,723)      (746)      (643)
                                                       -------    -------    -------    -------    -------    -------    -------

Other income (expenses):
     Interest expense ..............................      (232)      (300)      (127)      (321)      (574)       (62)       (43)
     Other income (expense), net ...................        32        (44)        54         (8)        (1)      --           (2)
                                                       -------    -------    -------    -------    -------    -------    -------

         Total other income (expense) ..............      (200)      (344)       (73)      (329)      (575)       (62)       (45)
                                                       -------    -------    -------    -------    -------    -------    -------

             Loss before provision for income taxes     (1,128)    (2,350)    (2,604)    (2,000)    (3,298)      (808)      (688)

Provision for income taxes .........................       178       --         --         --         --         --         --
                                                       -------    -------    -------    -------    -------    -------    -------

     Net loss ......................................    (1,306)    (2,350)    (2,604)    (2,000)    (3,298)      (808)      (688)

Accretions on redeemable convertible preferred stock      --         (396)      (704)      (704)      (704)      (176)      (218)
                                                       -------    -------    -------    -------    -------    -------    -------

     Net loss applicable to common stockholders ....    (1,306)    (2,746)    (3,308)    (2,704)    (4,002)      (984)      (906)
                                                       =======    =======    =======    =======    =======    =======    =======

Net loss per share - basic and diluted .............     (0.06)     (0.12)     (0.14)     (0.12)     (0.17)     (0.04)     (0.04)
                                                       =======    =======    =======    =======    =======    =======    =======

Weighted average shares outstanding -
     basic and diluted .............................    23,000     23,002     23,056     23,169     23,174     23,172     23,178
                                                       =======    =======    =======    =======    =======    =======    =======

Proforma net loss (1) ..............................                                                (3,298)                 (688)
                                                                                                   =======               =======

Proforma net loss per share (1) ....................                                                 (0.34)                (0.07)
                                                                                                   =======               =======

Shares used in computing pro forma net loss
     per share (1) .................................                                                 9,725                 9,725
                                                                                                   =======               =======


                                                                                                  As of March 31,
                                                          As of December 31,                    ------------------
                                         ---------------------------------------------------     2005        2005
                                           2000       2001       2002       2003       2004     Actual    Proforma(2)
                                         -------    -------    -------    -------    -------    -------    -------
                                                                       (in thousands)
Balance Sheet Data:
Cash and cash equivalents ............       229      2,821        952        172         40        142      2,412
Working capital ......................    (1,646)     3,541       (315)    (2,120)    (2,161)    (2,708)         1
Total assets .........................     5,331      7,722      6,817      4,847      4,424      3,911      6,236
Total indebtedness ...................     3,281        951      1,753      2,044      1,610      1,609      1,109
Redeemable Convertible Preferred stock      --        8,160      8,864      9,569     12,454     12,671       --
Total shareholders' deficit ..........    (1,258)    (4,086)    (7,112)    (9,773)   (13,102)   (14,007)     1,373

(1) See unaudited proforma consolidated statement of operations for the year ended December 31, 2004 and the three months ended March 31, 2005.

(2)      See unaudited proforma consolidated balance sheet as of March 31, 2005.

EARNINGS PER SHARE
                                                                                                                Three Months
                                                        Year Ended December 31,                                Ended March 31,
                                ---------------------------------------------------------------------    --------------------------
                                    2000         2001           2002           2003           2004           2004            2005
                                -----------  -----------    -----------    -----------    -----------    -----------    -----------
Net loss ....................    (1,306,253)  (2,350,190)    (2,604,419)    (2,000,466)    (3,297,755)      (808,245)      (687,783)

Acretions on redeemable
  convertible preferred stock          --       (395,655)      (704,403)      (704,403)      (704,403)      (176,101)      (217,504)
                                -----------  -----------    -----------    -----------    -----------    -----------    -----------

                                 (1,306,253)  (2,745,845)    (3,308,822)    (2,704,869)    (4,002,158)      (984,346)      (905,287)
                                ===========  ===========    ===========    ===========    ===========    ===========    ===========

Net loss per share ..........         -0.06        -0.12          -0.14          -0.12          -0.17          -0.04          -0.04
                                ===========  ===========    ===========    ===========    ===========    ===========    ===========

Weighted average shares
   outstanding ..............    23,000,000   23,001,500     23,055,813     23,139,485     23,173,935     23,172,140     23,178,407
                                ===========  ===========    ===========    ===========    ===========    ===========    ===========


QUARTERLY RESULTS OF OPERATIONS

         The following table sets forth the unaudited quarterly results of operations data of Alpha Innotech Corporation for the nine most recent quarters ended March 31, 2005. The information in the table below should be read in conjunction with their consolidated financial statements and notes thereto included elsewhere in this proxy. This information has been prepared on the same basis as the consolidated financial statements and the information includes all adjustments that they consider necessary for a fair statement of our financial position and operating results for the quarters presented. Their quarterly operating results have varied substantially in the past and may vary substantially in the future. You should not draw any conclusions about their future results of operations for any particular quarter.

                                                                    Three Months Ended
                                   --------------------------------------------------------------------------------------
                                  March 31, June 30,  Sept. 30,  Dec. 31, March 31, June 30, Sept. 30, Dec. 31,  March 31,
                                    2003      2003      2003      2003      2004      2004      2004      2004      2005
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------
                                                          (in thousands, except per share data)
Statement of Operations Data:

Revenues .......................    2,404     2,483     3,050     2,556     1,907     2,903     2,549     3,152     2,505

Cost of goods sold .............    1,248     1,316     1,497     1,270     1,016     1,510     1,333     1,519     1,405
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

     Gross profit ..............    1,156     1,167     1,553     1,286       891     1,393     1,216     1,633     1,100
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

Operating expenses:
     Sales and marketing .......      781       871       999       920       816     1,123       904     1,082     1,060
     Research and development ..      378       423       452       409       489       549       489       436       398
     General and administrative
        expenses ...............      323       410       431       436       325       337       372       934       286
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

        Total operating expenses    1,482     1,704     1,882     1,765     1,630     2,009     1,765     2,452     1,744
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

           Loss from operations      (326)     (537)     (329)     (479)     (739)     (616)     (549)     (819)     (644)
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

Other income (expenses):
     Interest expense ..........      (79)      (81)      (80)      (81)      (61)      (81)     (110)     (322)      (43)
     Other income (expense), net        2         0        (8)       (2)       (2)       (1)       (1)        3        (1)
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

        Total other income
           (expense) ...........      (77)      (81)      (88)      (83)      (63)      (82)     (111)     (319)      (44)
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

           Loss before provision
              for income taxes .     (403)     (618)     (417)     (562)     (802)     (698)     (660)   (1,138)     (688)

Provision for income taxes .....     --        --        --        --        --        --        --        --        --
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

     Net loss ..................     (403)     (618)     (417)     (562)     (802)     (698)     (660)   (1,138)     (688)

Accretions on redeemable
   convertible preferred stock .     (176)     (176)     (176)     (176)     (176)     (176)     (176)     (176)     (218)
                                   ------    ------    ------    ------    ------    ------    ------    ------    ------

     Net loss applicable to
        common stockholders ....     (579)     (794)     (593)     (738)     (978)     (874)     (836)   (1,314)     (906)
                                   ======    ======    ======    ======    ======    ======    ======    ======    ======

Net loss per share - basic and
   diluted .....................    (0.03)    (0.03)    (0.03)    (0.03)    (0.04)    (0.04)    (0.04)    (0.06)    (0.04)
                                   ======    ======    ======    ======    ======    ======    ======    ======    ======

     DISCUSSION OF QUARTERLY RESULTS OF OPERATIONS

         Revenues do not follow a seasonal pattern. There has not been any material growth in the mix of revenue or sales prices; however, revenues do fluctuate between quarters based on the number of units sold.

         There were no significant changes in cost of labor or overhead. However, material costs have been increasing due to the upgrading of some components. This has resulted in a general increase in material costs.

         Sales and marketing costs have increased primarily due to cost associated with increasing international revenues, investment in business development, and the replacement of a Director of Sales with a Vice President of Sales and Marketing.

         Research and development costs in 2004 were incurred and resulted in improvements to the gel imaging product line. This product was introduced in the second half of 2004. In addition Alpha Innotech continues to fund additional research and development related to NovaRay system into 2005.

         The increase in general and administrative expenses for the quarter ended December 31, 2004 was attributed to one time costs associated with legal costs, merger related costs, and increased executive costs.

         The increase in interest expense for the quarter ended December 31, 2004 was attributed the additional debt and redeemable convertible preferred stock outstanding during that period.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 AND QUARTER ENDED MARCH 31, 2005

         The following Management's Discussion and Analysis of Financial Condition and Results of Operations contains forward-looking statements that involve risks and uncertainties, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words "anticipate," "believe," "estimate," "expect," "intend," "plan," and similar expressions identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this Proxy Statement. Alpha Innotech does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Proxy Statement.

         CRITICAL ACCOUNTING POLICIES

         Alpha Innotech's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires it to make estimates and judgments that affect the reported amounts of its assets, liabilities, revenue and expenses. Alpha Innotech bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Alpha Innotech's critical accounting policies are set forth below.

         REVENUE RECOGNITION

         Alpha Innotech's revenue is derived from the sale of digital imaging systems, net of returns and allowances and is recognized when a contract is executed, all delivery obligations have been met, the fee is fixed and determinable, and collectibility is probable. All products are sold with a 1-year standard warranty agreement and Alpha Innotech records an associated reserve for estimated warranty costs.

         For products sold where software is deemed to be more than incidental, Alpha Innotech follows Statement of Position ("SOP") 97-2, "Software Revenue Recognition," as amended. Revenue earned on software arrangements involving multiple elements is allocated to each element based on vendor-specific objective evidence, which is based on the price charged when the same element is sold separately. When a digital imaging system is sold, the multiple elements are software and maintenance and support. Revenue allocated to software is recognized when a contract is executed, all delivery obligations have been met, the fee is fixed and determinable, and collection is probable. Revenue allocated to maintenance and support is recognized as deferred revenue when a contract is executed, all delivery obligations have been met, the fee is fixed and determinable, and collection is probable. Deferred revenue for maintenance and support is recognized ratably over the maintenance term (typically for a period of one year, beginning when a digital imaging system is considered sold or an extended maintenance and support contract is signed).

         Revenue  is  recorded  net  of  estimated  returns.   Alpha  Innotech's
management makes estimates of potential future product returns related to current period revenue. Alpha Innotech analyzes historical returns, current economic trends and changes in its customer demand and acceptance of its product when evaluating the adequacy of its allowance for sales returns and other allowances, such as allowance for bad debts, in any accounting period. As of March 31, 2005 and December 31, 2004, Alpha Innotech's allowance for sales returns was $56,092 and $35,003, respectively, and its allowance for doubtful accounts was $47,378 and $47,378, respectively.

         INVENTORY

         Alpha Innotech records inventories at the lower of cost or market value, with cost generally determined on a first-in, first-out basis. Alpha Innotech performs periodic valuation assessments based on projected sales forecasts and analyzing upcoming changes in future configurations of its products and record inventory write-downs for excess and obsolete inventory. Although Alpha Innotech strives to ensure the accuracy of its forecasts, it periodically is faced with uncertainties. As of March 31, 2005 and December 31, 2004, Alpha Innotech's allowance for excess and obsolete inventory was $80,394 and $80,781, respectively.

         DEFERRED TAXES VALUATION ALLOWANCE

         Alpha Innotech believes that sufficient uncertainties exist regarding the future realization of deferred tax assets, and, accordingly a full valuation allowance is required and amounted to $4.5 million at December 31, 2004. In subsequent periods when Alpha Innotech generates pre-tax income, a tax expense will not be recorded to the extent that the remaining valuation allowance can be used to offset that expense. Once a consistent pattern of pre-tax income is established or other events occur that indicate that the deferred tax assets will be realized, additional portions or all of the remaining valuation allowance will be reversed back to income. Should Alpha Innotech generate pre-tax losses in subsequent periods, a tax benefit will not be recorded and the valuation allowance will be increased. Despite the valuation allowance, Alpha Innotech retains the ability to utilize the benefits of net operating loss carryforwards and research and development credits.

         The following Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with Alpha Innotech's financial statements and the related notes thereto. This discussion contains forward-looking statements based upon current expectations that involve risks and uncertainties, such as Alpha Innotech's plans, objectives, expectations and intentions. Alpha Innotech's actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors.

COMPARISON OF THREE MONTHS ENDED MARCH 31, 2005 AND 2004

REVENUES

         Alpha Innotech's revenues are primarily derived from sale of instruments, software, consumables, and service contracts. Revenues for the three months ended March 31, 2005 increased $0.6 million or 31.4%, to $2.5 million, from $1.9 million for the three months ended March 31, 2004. There was not any material growth in the mix of revenue between software, consumables, or service contracts, in the number of units sold, or sales prices. However, the number of units sold for instrument sales increased, with no material change in price, due to improvements in the gel imaging product line.

         Revenues outside of the United States represented 36% of Alpha Innotech's total revenues for the three months ended March 31, 2005 and 27% of Alpha Innotech's total revenues for the three months ended March 31, 2004. Due to emerging markets, especially in Asia, Alpha Innotech anticipates its international revenue to grow and account for an increasing percentage of the total revenue.

COST OF GOODS SOLD

         Cost of goods sold includes direct material, labor and manufacturing overhead. Cost f goods sold for the three months ended March 31, 2005 increased $0.4 million or 38.4%, to $1.4 million, from $1.0 million for the three months ended March 31, 2004.

GROSS PROFIT

         Gross profit for the three months ended March 31, 2005 increased $0.2 million or 23.4%, to $1.1 million, from $0.9 million for three months ended March 31, 2004. The gross profit as a percent of revenues declined from 46.7% for the three months ended March 31, 2004 to 43.9% for the three months ended March 31, 2005. There were no significant changes in cost of labor or overhead. However, material costs did increase due to the upgrading of some components which increased material costs.

SALES AND MARKETING EXPENSES

         Sales and marketing expenses for the three months ended March 31, 2005 increased $0.2 million or 29.0%, to $1.0, from $0.8 million for the three months ended March 31, 2004. The sales and marketing expenses as a percentage of revenues decreased from 43.1% for the three months ended March 31, 2004 to 42.3% for the three months March 31, 2004. The increase of sales and marketing expenses were primarily due to cost associated with increasing international revenues, investment in business development, and replacement of Director of Sales with Vice President of Sales and Marketing.

RESEARCH AND DEVELOPMENT EXPENSES

         Research and development expenses for the three months ended March 31, 2005 decreased $0.1 million or 18.7%, to $0.4 million, from $0.5 million for the three months ended March 31, 2004. The research and development expenses as a percentage of revenues decreased from 25.6% for the three months ended March 31, 2004 to 15.9% for the three months March 31, 2005. The decrease is in general a result of significant product improvements for the gel imaging product line that were made in 2004, that did not occur in 2005, as the product was introduced in the second half of 2004. Alpha Innotech continues to fund the new NovaRay system.

GENERAL AND ADMINISTRATIVE EXPENSES

         General and administrative expenses for three months ended March 31, 2005 and 2004 were $0.3 million. The general and administrative expenses as a percentage of revenues decreased from 17.1% for the three months ended March 31, 2004 to 11.4% for the year ended December 31, 2004.

COMPARISON OF YEARS ENDED DECEMBER 31, 2003 TO 2004

         REVENUES

         Alpha Innotech's revenues are primarily derived from sale of instruments, software, consumables, and service contracts. Revenues for the years ended December 31, 2004 and 2003 were $10.5 million and $10.5 million, respectively. There was not any material growth in the mix of revenue between instruments, software, consumables, or service contracts, in the number of units sold, or sales prices.

         Revenues outside of the United States represented 39% of Alpha Innotech's total revenues for the year ended December 31, 2004 and 30% of its total revenues for the year ended December 31, 2003. Due to emerging markets, especially in Asia, Alpha Innotech anticipates its international revenue to grow and account for an increasing percentage of the total revenue.

         COST OF GOODS SOLD

         Cost of goods sold includes direct material, labor and manufacturing overhead. The cost of goods sold for the year ended December 31, 2004 was $5.4 million as compared to $5.3 million for the year ended December 31, 2003.

         GROSS PROFIT

         The gross profit declined from $5.2 million for the year ended December 31, 2003 to $5.1 million for the year ended December 31, 2004. The gross profit as a percent of revenues declined from 49.2% for the year ended December 31, 2003 to 48.8% for the year ended December 31, 2004.

         SALES AND MARKETING EXPENSES

         Sales and marketing expenses for the year ended December 31, 2004 increased $0.3 million or 9.9%, to $3.9 million, from $3.6 million for the year ended December 31, 2003. The sales and marketing expenses as a percentage of revenues increased from 34.0% for the year ended December 2003 to 37.3% for the year ended December 31, 2004. The increase of sales and marketing expenses were primarily due to cost associated with increasing international revenues, investment in business development, higher sales meeting cost, and replacement of Alpha Innotech's Director of Sales with Vice President of Sales and Marketing.

         RESEARCH AND DEVELOPMENT EXPENSES

         Research and development expenses for the year ended December 31, 2004 increased $0.3 million or 18.1%, to $2.0 million, from $1.7 million for the year ended December 31, 2003. The research and development expenses as a percentage of revenues increased from 15.8% for the year ended December 2003 to 18.7% for the year ended December 31, 2004. Alpha Innotech continues to fund the new NovaRay system. In addition, Alpha Innotech made significant product improvements for the gel imaging product line that was introduced in second half of 2004.

         GENERAL AND ADMINISTRATIVE EXPENSES

         General and administrative expenses for year ended December 31, 2004 increased $0.4 million or 23.0% to $2.0 million, from $1.6 million for the year ended December 31, 2003. The general and administrative expenses as a percentage of revenues increased from 15.2% for the year ended December 2003 to 18.7% for the year ended December 31, 2004. The increase in general and administrative expenses was attributed to higher legal costs related to Series A-1 Preferred Stock financing, the Merger Agreement, and expense related to issuance of warrants to senior executive.

         OTHER INCOME (EXPENSE)

         Interest expense for the year ended December 31, 2004 was $0.6 million as compared to $0.3 million for the year ended December 31, 2003. The increase in interest expense was due to an increase in the redeemable convertible preferred stock offset by the general reduction in debt.

LIQUIDITY AND CAPITAL RESOURCES

         To date, Alpha Innotech has funded its operations primarily through private sales of equity securities and borrowings. As of March 31, 2005, Alpha Innotech had raised a total of $2.20 million in convertibles notes that were converted into redeemable convertible preferred stock in 2004, a total of $2.18 million, net of offering costs, from the issuance of redeemable convertible preferred stock, and a total of $0.67 million, net of offering costs, from the issuance of common stock. As of March 31, 2005, Alpha Innotech's resources of liquidity consisted of $0.1 million in cash and it had a negative working capital of $2.7 million.

         At March 31, 2005, Alpha Innotech had the following available to it:

         BFI BUSINESS FINANCE LINE OF CREDIT - In connection with funding of operations and development of new products on March 9, 2004, Alpha Innotech established a line of credit with BFI Business Finance ("BFI"), in which BFI uses Alpha Innotech's accounts receivable as collateral to obtain advances from BFI up to 80% of Alpha Innotech's accounts receivable balance at the time of the borrowing, but with principal advances not to exceed $1 million. The interest rate of the line of credit is variable, and bears interest at a rate of 3% over prime. The interest rate as of March 31, 2005 was 8.75% plus 6% administrative fee.

         BFI BUSINESS TERM LOAN - In connection with funding of operations and development of new products on August 27, 2004, Alpha Innotech executed a note in the amount of $300,000 payable to the BFI Business Finance ("BFI"). The interest rate applicable to the note was variable, and bore interest at a rate of 3% over prime. The interest rate as of March 31, 2005 was 8.75% plus 6% administrative fee. The loan matured and principal payments were due to BFI on December 31, 2004. However, in December 2004, BFI and Alpha Innotech agreed to extend the note for an additional 90 days to March 31, 2005, for a fee of $20,000. The loan was repaid on April, 5, 2005.

         XTRANA TERM LOAN AGREEMENT - On December 14, 2004, Alpha Innotech and Xtrana entered into a merger agreement, pursuant to which a wholly owned subsidiary of Xtrana will be merged with and into Alpha Innotech, with Alpha Innotech continuing after the merger as the surviving corporation and a wholly-own subsidiary of Xtrana. Pursuant to the terms of the merger agreement, Xtrana made a loan to Alpha Innotech in the amount of $500,000 on December 16, 2004. The obligations under the loan are secured by a second priority lien and security interest in substantially all assets of Alpha Innotech. The loan bears interest at the rate of 6% per annum.

         LOAN FROM ALEXANDRIA - On April 8, 2005, Alpha Innotech secured a loan in the amount of $1,500,000. See "ALPHA INNOTECH LOAN FROM ALEXANDRIA" on page 24 of this proxy statement.

         Cash provided by operating activities was $0.1 million for the three months ended March 31, 2005 compared to cash used in operating activities of $0.1 million for the three months ended March 31, 2004. Operating losses were a use of cash and working capital was a source of cash for Alpha Innotech for the three months ended March 31, 2005 and 2004. Cash was provided by operating activities for the three months ended March 31, 2005 primarily due to Alpha Innotech's continued management of cash. Alpha Innotech was able to offset cash used to fund its operating losses by increasing cash collections from its customers and deferring cash payments to its vendors. Cash is being used to fund operating losses due the cash flows from gross margin being inadequate to cover expenditures for sales and marketing, research and development, and general and administrative expenses. In the three months ended March 31, 2005, the primary source of cash provided by operating activities were $0.2 million of depreciation and amortization, $0.4 million decrease in accounts receivable, $0.1 million decrease in prepaid expenses and other current asset, and $0.2 million increase in accounts payable, offset by $0.7 million net loss and $0.1 decrease in accrued expenses. In the three months ended March 31, 2004, the primary source of cash used in operating activities was $0.8 million net loss, $0.3 million decrease in accounts payable, and $0.1 million decrease in deferred revenue, offset by $0.2 million of depreciation, $0.6 million decrease in accounts receivable, $0.2 million decrease in inventories, and $0.1 million increase in accrued liabilities.

         Cash used in investing activities was $0.0 million and $0.1 million for the three months ended March 31, 2005 and 2004, respectively. Cash has been used in investing activities to purchase property and equipment needed to support our operations.

         Cash provided by financing activities was $0.0 million and $0.1 million for the three months ended March 31, 2005 and 2004, respectively, with borrowing being primarily offset by repayments. In the three months ended March 31, 2004, $0.5 million was provided from borrowing of debt obligations and $0.3 million from issuance of convertible notes, offset by $0.7 million of repayments of debt obligation.

         Cash flow used in operating activities was $1.3 million for the year ended December 31, 2004. Operating losses were a use of cash and working capital was a source of cash for us for the year ended December 31, 2004. Cash was used by operating activities for the year ended December 31, 2004 primarily due to operating losses not being funded by an increase in working capital. Cash is being used to fund operating losses due the cash flows from gross margin being inadequate to cover expenditures for sales and marketing, research and development, and general administrative expenses. While Alpha Innotech continued to manage cash by deferring cash payments to its vendors and reducing inventory levels needed to support its sales, this increase in cash flows from working capital was offset by a use of cash due to the increase in accounts receivable. In 2004, accounts receivable increased by $0.7 due to an increase in sales of $0.7K in December 2004 compared to December 2003. In 2004, Alpha Innotech reduced inventory by $0.5 million as it continued to concentrate on increasing inventory turnover rate. In 2004, Alpha Innotech continued to extend general creditors to manage cash and accounts payable and accrued liabilities increased $0.4 million and $0.2 million, respectively.

         Cash flow used in investing activities was $0.4 million for the year ended December 31, 2004. Cash has been used in investing activities to purchase property and equipment needed to support our operations.

         Cash flow provided by financing activities was $1.5 million for the year ended December 31, 2004 with borrowings being offset by repayments. In 2004, cash from financing activities primarily consisted of net proceeds from issuance of convertible notes and proceeds from debt borrowings, offset in part by repayments of debt obligations.

         Alpha Innotech's ability to increase its sales and gross margins and manage its operating expenses to a level that can be financed by existing cash is critical to its ability to continue as a going concern. Alpha Innotech intends to continue its expenditure levels on marketing and research and development and introduce new products to the market in 2005. If Alpha Innotech does not achieve market acceptance its cash flows will suffer. Alpha Innotech plans to continue to manage expenses and working capital and obtain additional funds through the proposed reverse merger with Xtrana, Inc.

         Alpha Innotech rents its office facilities under an operating lease, which expires on December 2011. The following presents our prospective future lease payments under this agreement:

         Year ending December 31:
         2005...........................................       $   440,766
         2006...........................................           449,766
         2007...........................................           458,955
         2008...........................................           468,338
         2009...........................................           477,918
         Thereafter.....................................           945,218
                                                               ------------

         Total minimum lease obligations................       $ 3,240,960
                                                               ============

         Alpha Innotech believes that subsequent to the reverse merger it will have sufficient cash and available borrowings to meet its operating and capital requirements for at least the next twelve months. Long-term, Alpha Innotech may require additional funds to support our working capital requirements or for other purposes and may seek to raise additional funds through public or private equity or debt financing or from other sources. Alpha Innotech cannot assure you that additional financing will be available on acceptable terms, or at all.

         If adequate funds are not available to satisfy either short- or long-term capital requirements, Alpha Innotech might be required to limit its operations significantly and its business might fail.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         Alpha Innotech does not use derivative financial instruments in its investment portfolio and has no foreign exchange contracts. Its financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable and long-term obligations. Alpha Innotech considers investments in highly liquid instruments purchased with a remaining maturity of 90 days or less at the date of purchase to be cash equivalents. Alpha Innotech's exposure to market risk for changes in interest rates relates primarily to its short-term investments and short-term obligations; thus, fluctuations in interest rates would not have a material impact on the fair value of these securities.

         At March 31, 2005, Alpha Innotech had $142,000 in cash and cash equivalents. A hypothetical 10% increase or decrease in interest rates would not have a material impact on its earnings or loss, or the fair market value or cash flow of these instruments.

EFFECTS OF RECENT ACCOUNT PRONOUNCEMENTS

         In  December  2004,  the FASB  issued  SFAS  No.  123  (revised  2004),
SHARE-BASED PAYMENT ("SFAS 123(R)"). This is a revision of SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, and supercedes APB No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25"). As noted in Alpha Innotech's stock based compensation accounting policy described above, Alpha Innotech generally does not record compensation expense for employee stock options. Under SFAS 123(R), Alpha Innotech will be required to measure the cost of employee services received in exchange for stock compensation, based on the grant date fair value (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). The fair value for stock options will be estimated using an option-pricing model. Excess tax benefits, as defined in SFAS 123(R), will be recognized as an addition to paid-in capital. Under SFAS 123(R), measurement and recognition of compensation expense related to Alpha Innotech's restricted stock will be the same as APB 25. On April 14, 2005, the Securities and Exchange Commission ("SEC") announced the adoption of a rule that defers the required effective date of SFAS 123(R). The SEC rule provides that SFAS 123(R) is now effective for registrants as of the beginning of the first fiscal year beginning after June 15, 2005, instead of at the beginning of the first quarter after June 15, 2005. Therefore, the required effective date of SFAS 123(R) for calendar year-end public companies is January 1, 2006. Alpha Innotech is currently evaluating the impact of this statement on its consolidated financial statements.

         In November 2004, FASB issued SFAS 151, INVENTORY COST. This statement amends Accounting Research Bulletin No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). The provision of the statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Alpha Innotech is currently evaluating the impact of this statement on its consolidated financial statements.

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51." FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. Alpha Innotech does not have any ownership in any variable interest entities as of December 31, 2003. Alpha Innotech will apply the consolidation requirement of FIN 46 in future periods if it should own any interest in a variable interest entity.

         In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures financial instruments with characteristics of both debt and equity and requires an issuer to classify the following instruments as liabilities in its balance sheet: (1) a financial instrument issued in the form of shares that is mandatorily redeemable and embodies an unconditional obligation that requires the issuer to redeem it by transferring its assets at a specific or determined date or upon an event that is certain to occur; (2) a financial instrument, other than an outstanding share, that embodies an obligation to replace the issuer's equity shares, or is indexed to such obligation, and requires the issuer to settle the obligation by transferring assets; and (3) a financial instrument that embodies an unconditional obligation that the issuer must settle by issuing a variable number of equity shares if the monetary value of the obligation is based solely or predominantly on (a) a fixed monetary amount, (b) variations in something other than fair value of the issuer's equity shares, or
(c) variations inversely related to changes in the fair value of the issuer's equity shares.

         In November 2003, the FASB issued FASB Staff Position No. 150-3, which deferred the effective dates of applying certain provisions of SFAS No. 150 related to mandatorily redeemable financial instruments of certain nonpublic entities and certain mandatorily redeemable noncontrolling interests for public and nonpublic entities.

         For public entities, SFAS No. 150 is effective for mandatorily redeemable financial instruments entered into or modified after May 31, 2003 and is effective for all other financial instruments as of the first interim period beginning after June 15, 2003.

         For mandatorily redeemable noncontrolling interests that would not have to be classified as liabilities by a subsidiary under the exception in paragraph 9 of SFAS No. 150, but would be classified as liabilities by the parent, the classification and measurement provisions of SFAS No. 150 are deferred indefinitely. For other mandatorily redeemable noncontrolling interests that were issued before November 5, 2003, the measurement provisions of SFAS No. 150 are deferred indefinitely. For those instruments, the measurement guidance for redeemable shares and noncontrolling interests in other literature shall apply during the deferral period.

         The adoption of SFAS No. 150 did not have any impact on Alpha Innotech's consolidated financial statements.

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated financial statements give effect to the reverse acquisition of Alpha Innotech by Xtrana and are based on the estimates and assumptions set forth herein and in the notes to such statements.

         On December 14, 2004, Xtrana and Alpha Innotech entered into the Merger Agreement. Pursuant to the Merger Agreement and proposed corporate resolutions the following will occur:

         o Immediately prior to the completion of the proposed reverse acquisition, Xtrana will effect a reverse stock split pursuant to which ten shares of Xtrana's outstanding common stock will be exchanged for one new share of common stock resulting in approximately 1,653,000 shares being outstanding.

         o Each share of Alpha Innotech common and preferred stock issued and outstanding at the closing of the merger will be converted into shares of the newly issued Xtrana common stock (approximately 8,072,000 shares).

         o Xtrana's wholly-owned subsidiary AIC Merger Corporation will merge with and into Alpha Innotech.

         o        Alpha Innotech will be the surviving corporation.

         o The separate existence of Xtrana and AIC Merger Corporation will end.

         o Immediately after the completion of the proposed reverse acquisition Xtrana will change it's name to Alpha Innotech Corp.

         The transaction is being accounted for as a reverse acquisition and a recapitalization. Alpha Innotech is the acquirer for accounting purposes.

         The following unaudited pro forma consolidated financial information gives effect to the above. The unaudited pro forma financial information was prepared from (1) Xtrana's audited historical financial statements included in Xtrana's Form 10-KSB for the year ended December 31, 2004, (2) Xtrana's unaudited historical financial statement included in Xtrana's 10-QSB for the period ended March 31, 2005, (3) Alpha Innotech's audited historical financial statements for the year ended December 31, 2004 included elsewhere in this Proxy Statement, and (4) Alpha Innotech's unaudited historical financial as of and for the three months ended March 31, 2005 included elsewhere in this Proxy Statement.

         The unaudited pro forma consolidated balance sheet at March 31, 2005 assumes the effects of the above took place as of March 31, 2005.

         The unaudited pro forma consolidated statement of operations combines the historical statement of operations of Xtrana and Alpha Innotech for the twelve months ended December 31, 2004. The unaudited pro forma consolidated statement of operations combines the historical statement of operations of Xtrana and Alpha Innotech for the three months ended March 31, 2005. The unaudited pro forma consolidated statements of operations assume that the effects of the above took place as of January 1, 2004.

         The unaudited pro forma consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been consummated at the dates indicated, nor is it necessarily indicative of the future operating results of financial position of the consolidated companies.

                  UAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2005

                                                             Historical                           Pro Forma
                                                        -------------------      --------------------------------------------
                                                         Alpha                  Conversion
                                                        Innotech    Xtrana,        of                      Restate    Consoli-
                                                      Corporation     Inc.      Preferred     Merger       Capital     dated
                                                         -------    -------      -------      -------      -------    -------
                                                                                   (in thousands)
ASSETS

Current assets:
      Cash and cash equivalents ......................       142      2,270           --           --           --      2,412
      Accounts receivable, net .......................     1,571         --           --           --           --      1,571
      Inventory, net .................................       718         --           --           --           --        718
      Prepaid expenses and other current assets ......       108         55           --           --           --        163
                                                         -------    -------      -------      -------      -------    -------

          Total current assets .......................     2,539      2,325           --           --           --     4,864

Property and equipment, net ..........................     1,292         --           --           --           --      1,292

Other assets .........................................        80         --           --           --           --        80
                                                         -------    -------      -------      -------      -------    -------

          Total assets ...............................     3,911      2,325           --           --           --      6,236
                                                         =======    =======      =======      =======      =======    =======


LIABILITIES, REDEEMABLE CONVERTIBLE
      PREFERRED STOCK AND SHAREHOLDERS'
      EQUITY

Current liabilities:
      Accounts payable ...............................     1,833         16           --           --           --      1,849
      Accrued liabilities ............................     1,037        100           --           --           --      1,137
      Debt ...........................................     1,609         --           --(2)      (500)          --      1,109
      Deferred revenue ...............................       579         --           --           --           --        579
      Other liabilities ..............................       189         --           --           --           --        189
                                                         -------    -------      -------      -------      -------    -------

          Total current liabilities ..................     5,247        116           --         (500)          --      4,863
                                                         -------    -------      -------      -------      -------    -------

Commitments and contingencies ........................        --         --           --           --           --         --
                                                         -------    -------      -------      -------      -------    -------

Redeemable convertible preferred stock:
      Series A preferred stock .......................    10,445         --(1)   (10,445)          --           --         --
      Series A-1 preferred stock .....................     2,226         --(1)    (2,226)          --           --         --
                                                         -------    -------      -------      -------      -------    -------

          Total redeemable convertible preferred stock    12,671         --      (12,671)          --           --         --
                                                         -------    -------      -------      -------      -------    -------

Shareholders' equity:
      Common stock ...................................     1,147        165(1)    12,671(2)      (165)(3)  (13,271)        97
      Additional paid-in capital .....................        --     19,446           --(2)   (16,737)(3)   13,271     16,430
      Accumulated deficit ............................   (15,154)   (18,574)          --(2)    18,574           --    (15,154)
      Retained earnings during development stage .....        --      1,172           --(2)    (1,172)          --         --
                                                         -------    -------      -------      -------      -------    -------

          Total shareholders' equity .................   (14,007)     2,209       12,671          500           --      1,373
                                                         -------    -------      -------      -------      -------    -------

          Total liabilities, redeemable convertible
              preferred stock and shareholders'
              equity .................................     3,911      2,325           --           --           --      6,236
                                                         =======    =======      =======      =======      =======    =======

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005


                                                       Historical                       Pro Forma
                                                  -------------------    ----------------------------------------
                                                   Alpha                Conversion
                                                  Innotech    Xtrana,      of                  Restate    Consoli-
                                                Corporation     Inc.    Preferred   Merger     Capital     dated
                                                   -------    -------    -------    -------    -------    -------
                                                                           (in thousands)
Revenue:
      Products .................................     2,505         --         --         --         --      2,505
                                                   -------    -------    -------    -------    -------    -------

          Total revenue ........................     2,505         --         --         --         --      2,505
                                                   -------    -------    -------    -------    -------    -------

Cost of sales:
      Products .................................     1,405         --         --         --         --      1,405
                                                   -------    -------    -------    -------    -------    -------

          Total cost of sales ..................     1,405         --         --         --         --      1,405
                                                   -------    -------    -------    -------    -------    -------

              Gross profit .....................     1,100         --         --         --         --      1,100
                                                   -------    -------    -------    -------    -------    -------

Operating expenses:
      Sales and marketing ......................     1,061         --         --         --         --      1,061
      Research and development .................       397         --         --         --         --        397
      General and administrative ...............       285         95         --(2)     (95)        --        285
                                                   -------    -------    -------    -------    -------    -------

          Total operating expenses .............     1,743         95         --        (95)        --      1,743
                                                   -------    -------    -------    -------    -------    -------

              Loss from operations .............      (643)       (95)        --         95         --       (643)
                                                   -------    -------    -------    -------    -------    -------

Other income (expense):
      Interest expense .........................       (43)        --         --         --         --        (43)
      Other income (expense), net ..............        (2)         9         --(2)      (9)        --         (2)
                                                   -------    -------    -------    -------    -------    -------

          Total other income (expense) .........       (45)         9         --         (9)        --        (45)
                                                   -------    -------    -------    -------    -------    -------

              Net loss .........................      (688)       (86)        --         86         --       (688)

Accretions on preferred stock ..................      (217)        --(1)     217         --         --         --
                                                   -------    -------    -------    -------    -------    -------

      Net loss applicable to common stockholders      (905)       (86)       217         86          0       (688)
                                                   =======    =======    =======    =======    =======    =======

Basic and diluted net loss per share ...........     (0.11)     (0.05)        --         --         --      (0.07)
                                                   =======    =======    =======    =======    =======    =======

Number of shares used in computing basic and
      diluted net loss per share ...............     8,072      1,653         --         --         --      9,725
                                                   =======    =======    =======    =======    =======    =======

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                       Historical                       Pro Forma
                                                  -------------------    ----------------------------------------
                                                   Alpha                Conversion
                                                  Innotech    Xtrana,      of                  Restate    Consoli-
                                                Corporation     Inc.    Preferred   Merger     Capital     dated
                                                   -------    -------    -------    -------    -------    -------
                                                                           (in thousands)
Revenue:
      Products .................................    10,511         --         --         --         --     10,511
      Grants ...................................        --        102         --(2)    (102)        --         --
                                                   -------    -------    -------    -------    -------    -------

          Total revenue ........................    10,511        102         --       (102)        --     10,511
                                                   -------    -------    -------    -------    -------    -------

Cost of sales:
      Products .................................     5,378         --         --         --         --      5,378
      Grants ...................................        --         79         --(2)     (79)        --         --
                                                   -------    -------    -------    -------    -------    -------

          Total cost of sales ..................     5,378         79         --        (79)        --      5,378
                                                   -------    -------    -------    -------    -------    -------

              Gross profit .....................     5,133         23         --        (23)        --      5,133
                                                   -------    -------    -------    -------    -------    -------

Operating expenses:
      Sales and marketing ......................     3,925         --         --         --         --      3,925
      Research and development .................     1,963         99         --(2)     (99)        --      1,963
      General and administrative ...............     1,968      1,492         --(2)  (1,492)        --      1,968
                                                   -------    -------    -------    -------    -------    -------

          Total operating expenses .............     7,856      1,591         --     (1,591)        --      7,856
                                                   -------    -------    -------    -------    -------    -------

              Loss from operations .............    (2,723)    (1,568)        --      1,568         --     (2,723)
                                                   -------    -------    -------    -------    -------    -------

Other income (expense):
      Interest expense .........................      (574)        --         --         --         --       (574)
      Other income (expense), net ..............        (1)        16         --(2)     (16)        --         (1)
      Reserve for loss on note receivable ......        --       (500)        --(2)     500         --         --
      Gain on sale of intellectual property ....        --      3,310         --(2)  (3,310)        --         --
                                                   -------    -------    -------    -------    -------    -------

          Total other income (expense) .........      (575)     2,826         --     (2,826)        --       (575)
                                                   -------    -------    -------    -------    -------    -------

              Net loss .........................    (3,298)     1,258         --     (1,258)        --     (3,298)

Accretions on preferred stock ..................      (704)        --(1)     704         --         --         --
                                                   -------    -------    -------    -------    -------    -------

      Net loss applicable to common stockholders    (4,002)     1,258        704     (1,258)        --     (3,298)
                                                   =======    =======    =======    =======    =======    =======

Basic and diluted net loss per share ...........     (0.50)      0.76         --         --         --      (0.34)
                                                   =======    =======    =======    =======    =======    =======

Number of shares used in computing basic and
      diluted net loss per share ...............     8,072      1,653         --         --         --      9,725
                                                   =======    =======    =======    =======    =======    =======

         NOTE TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1.       Accounting treatment applied as a result of this merger

         The transaction is being accounted for as a reverse acquisition and recapitalization. Alpha Innotech is the acquirer for accounting purposes. Xtrana is the issuer. The historical financial statements for periods prior to the acquisition become those of acquirer. In a recapitalization, historical stockholders' equity of the acquirer prior to the merger is retroactively restated for the equivalent number of shares received in the merger after giving effect to any difference in par value of the issuer's and acquirer's stock with an offset to additional paid-in capital. Accumulated deficit of the acquirer is carried forward after the acquisition. Operations prior to the merger are those of the accounting acquirer. Earnings per share for the periods prior to the merger are restated to reflect the equivalent number of shares outstanding.

2. Shares issued and outstanding prior to the merger, as of March 31, 2005, were as follows:

         Xtrana:
             Common Stock                                             16,533,269

         Alpha Innotech Corporation:
             Series A Redeemable Convertible Preferred Stock          10,533,334
             Series A-1 Redeemable Convertible Preferred Stock         7,343,418
             Common Stock                                             23,179,286

3. The following is a reconciliation of the shares used in calculating the per share information as of March 31, 2005:

                         Type          Original                      Number
                          Of            Shares      Conversion         Of
      Entity             Stock        Outstanding     Factor         Shares
-------------------   ------------    -----------   ----------     -----------

Xtrana                Common          16,533,269     .10             1,653,327
                                                                   -----------

Alpha Innotech        Series A        10,533,334     .3033634        3,195,428

Alpha Innotech        Series A-1       7,343,418     .3033634        2,227,724

Alpha Innotech        Common          23,179,287     .1142909        2,649,182
                                                                   -----------

   Alpha Innotech                                                    8,072,334
                                                                   -----------

     Total                                                           9,725,661
                                                                   ===========

4. The following is a reconciliation of the shares used in calculating the per share information as of December 31, 2004:

                         Type          Original                      Number
                          Of            Shares      Conversion         Of
      Entity             Stock        Outstanding     Factor         Shares
-------------------   ------------    -----------   ----------     -----------

Xtrana                Common          16,533,269     .10             1,653,327
                                                                   -----------

Alpha Innotech        Series A        10,533,334     .3033634        3,195,428

Alpha Innotech        Series A-1       7,343,418     .3033634        2,227,724

Alpha Innotech        Common          23,177,526     .1142909        2,648,980
                                                                   -----------

   Alpha Innotech                                                    8,072,132
                                                                   -----------

     Total                                                           9,725,459
                                                                   ===========


5.       Adjustments to unaudited pro forma consolidated balance sheet

         The adjustments to the unaudited pro forma consolidated balance sheet as of March 31, 2005 have been calculated as if the reverse acquisition occurred on that date and are as follows:

         (1) To reflect the conversion of Alpha Innotech's preferred stock in to Xtrana's common stock.

         (2) To reflect the conversion of Alpha Innotech's common stock in to Xtrana's commons stock, the elimination of intercompany transactions, and the reverse acquisition.

         (3) To reflect the revised amounts for common stock and additional paid-in capital subsequent to the reverse acquisition.

6. Adjustments to the unaudited pro forma consolidated statements of operations

         The adjustments to the unaudited pro forma consolidated statements of operations for the periods ended December 31, 2004 and March 31, 2005 have been calculated as if the merger occurred as of January 1, 2004 and are as follows:

         (1)      To eliminate accretion on preferred stock.

         (2) To eliminate the operations of Xtrana, which will not be supported after the reverse merger.

BOOK VALUE PER SHARE

            The following table sets forth the book value per share data of Alpha Innotech Corporation and Xtrana at the dates set forth. The information in the table below should be read in conjunction with the Alpha Innotech and Xtrana consolidated financial statements and pro forma financial statements and notes thereto included elsewhere in this proxy statement or incorporated herein by reference.

                                                     December 31,      March 31,
                                                         2004            2005
                                                       --------        --------
Xtrana - Historical
------------------------------------------------
Total stockholders' equity .....................       $  2,295        $  2,209
Shares outstanding .............................         16,533          16,533
         Book value per share ..................       $   0.14        $   0.13

Alpha Innotech - Historical
------------------------------------------------
Total stockholders' equity .....................       $(13,102)       $(14,007)
Shares outstanding .............................         23,178          23,179
         Book value per share ..................       $  (0.57)       $  (0.60)

Xtrana and Alpha Innotech - Pro Forma
------------------------------------------------
Total stockholders' equity .....................       $  2,147        $  1,373
Shares outstanding .............................          9,725           9,726
         Book value per share ..................       $   0.22        $   0.14

                     MANAGEMENT OF THE SURVIVING CORPORATION

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth information, as of June 30, 2005, regarding those individuals who will serve as directors and executive officers of the surviving corporation after the Merger.

        NAME                 AGE                    POSITION
        ----                 ---                    --------
 Michael D. Bick, Ph.D.       60     Director
 James H. Chamberlain         57     Director
 Nagesh Mhatre, Ph.D.         72     Director
 Haseeb Chaudhry              39     Chief Executive Officer and Director
 Darryl Ray, Ph.D.            53     President, Acting Chief Accounting Officer,
                                     Chief Operating Officer and Director
 William Snider               35     Director

         For biographical information of our current directors and executive officers, see "PROPOSAL NO. 1: ELECTION OF DIRECTORS; Information with Respect to each Director, Nominee and Certain Officers."

         HASEEB CHAUDHRY, co-founded Alpha Innotech and became its director and Chief Executive Officer in 1992. Mr. Chaudhry has over 14 years of experience in strategic planning, business development, sales and marketing and managing technology and application development. Prior to founding Alpha Innotech, Mr. Chaudhry was involved with a start-up biotech company, American Synthesis, where he sold and marketed customized oligonucleotides, reagents, chemicals and scientific instruments. Mr. Chaudhry has participated in various start-up ventures in retail, industrial services and international training. He holds a BA in Genetics from the University of California, Berkeley.

         DARRYL RAY, PHD, co-founded Alpha Innotech and became its director, President and Chief Operations Officer in 1992 and Acting Chief Accounting Officer in 2005. Prior to founding Alpha Innotech, Dr. Ray was Director of Technical Affairs at American Synthesis, overseeing development, manufacturing, and Quality Assurance of the oligonucleotides manufacturing facility and development of a variety of new instruments for Life Science research. Prior to American Synthesis, Dr. Ray was involved in the development of diagnostic, R&D, and research instruments at American Bionetics (ABN) and Hoefer Scientific Instruments (now Harvard Bioscience). Dr. Ray received his PhD in Cell Biology from the University of California, Santa Barbara.

         NAGESH S. MHATRE, PH.D. has been a director of Alpha Innotech and the Executive Chairman since 2001. Dr. Mhatre is currently an executive chairman of BioImagene. Dr. Mhatre has over 40 years of senior management experience in international medical technology companies, including Miles Laboratories (Bayer, AG.) and Becton Dickinson & Company. While at Becton Dickinson, he served for 13 years as corporate vice president and president of its Immunocytometry Systems Division. Prior to this, he was for three years President of Becton Dickinson Laboratory Products, Europe, in Grenoble, France. At Miles Laboratories, he served for four years as managing director, Miles-Yeda, in Rehovot, Israel, a joint venture with the Weizmann Institute of Science. Dr. Mhatre has been a member of the Boards of Governors of Silicon Valley Capital Club, Heidelberg International Club, San Francisco, CA. and Friends of Weizmann Institute of Science. He serves as a Trustee on the Board of World Affairs Council, San Francisco. Dr. Mhatre is a charter member and membership chair (1998-9) of The Indus Entrepreneur-TiE Silicon Valley. Dr. Mhatre received his B.S. degree from Bombay University, India, an MS degree from Oregon State University and a Ph.D. in biochemistry/microbiology from Rutgers University.

         WILLIAM SNIDER, CFA has been a member of Alpha Innotech's board of directors since 2002. Mr. Snider is a general partner and co-founder of Emerging Technology Partners, LLC. Prior to ETP he was a mutual fund portfolio manager at
T. Rowe Price. Mr. Snider joined T. Rowe Price in 1991 after attending the Wharton School. Shortly thereafter he became the youngest vice president and portfolio manager in the firm's 60+ year history. His responsibilities included managing $2 billion of mutual fund and institutional client portfolios.

BOARD OF DIRECTORS AND COMMITTEES

         The board of directors will consist of seven members immediately following the consummation of the Merger. The board of directors will maintain an audit committee and a compensation committee.

         The audit committee will oversee the work of the surviving corporation's auditors with respect to financial and accounting matters. The function of the compensation committee will be to review and make recommendations with respect to compensation of executive officers and key employees.


                      MARKET PRICE AND DIVIDEND INFORMATION

XTRANA

         Our common stock currently trades on the OTCBB under the symbol XTRN. The following sets forth the high and low trade prices for our common stock for the periods indicated as reported by the OTCBB. The quotations provided by the OTCBB reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions. We have not paid any dividends since our inception and do not contemplate payment of dividends in the foreseeable future.

                                            2004                 2003
                                      -----------------   -----------------
                                        HIGH      LOW       HIGH      LOW
                                      -------   -------   -------   -------

         First quarter ........       $ 0.220   $ 0.090   $ 0.210   $ 0.100

         Second quarter .......         0.220     0.110     0.300     0.090

         Third quarter ........         0.220     0.160     0.220     0.100

         Fourth quarter .......         0.230     0.150     0.180     0.090

(a) On June 30, 2005, the closing trade price of our common stock, as reported by the OTCBB, was $0.155.

(b) As of March 16, 2005, we had 223 holders of record of our common stock. A large number of shares are held in nominee name. Based upon information provided by our transfer agent, American Stock Transfer and Trust Company, we had approximately 2,492 beneficial stockholders on the same date.

DIVIDENDS

         We have never paid dividends on our common stock. We intend to retain any future earnings for use in our business.

ALPHA INNOTECH

         The securities of Alpha Innotech have not been admitted to trading on a securities exchange and no market exists for such securities. Alpha Innotech has not paid any cash dividends since inception and has no present plans to do so. Based on information supplied by Alpha Innotech, as of June 30, 2005, Alpha Innotech had approximately 34 stockholders of record.

                                 PROPOSAL NO. 3:
               TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
                      TO PROVIDE FOR A REVERSE STOCK SPLIT

         In connection with the Merger, our Board of Directors has unanimously approved a proposal to amend our Certificate of Incorporation to effect a one-for-ten (1-for-10) reverse stock split of our common stock subject to the approval of such action by the stockholders. A copy of the proposed amendment to our Certificate of Incorporation is attached hereto as APPENDIX D (the "Certificate of Amendment").

         The proposed reverse stock split will take effect, if at all, only after it is approved by you, after the Board of Directors determines that we are prepared to consummate the Merger, and the Certificate of Amendment is accepted for filing by the Secretary of State of the State of Delaware. We expect that, if the proposal is approved by you, the Certificate of Amendment will be filed immediately prior the effective time of the Merger. If the Merger is not approved by the stockholders at the Annual Meeting or is not completed for any other reason, then the Certificate of Amendment will not be filed and the reverse stock split will not be effected. In addition, our Board of Directors may elect not to file, or to delay the filing of, the Certificate of Amendment if they determine that filing the Certificate of Amendment would not be in the best interest of our stockholders. We are currently authorized to issue 50,000,000 shares of common stock. If the Merger is completed and the reverse stock split effected, there would be approximately 9,725,809 shares of our common stock outstanding immediately following these transactions.

         If the reverse stock split is approved by the stockholders and implemented by the Board of Directors, each ten shares of our outstanding common stock on the effective date (the "Old Common Stock") of the reverse stock split (the "Reverse Split Effective Date") will be automatically changed into and will become one share of our New Common Stock (the "New Common Stock"). Any resulting fractional shares will not be issued. Stockholders entitled to receive a fractional share as a result of the reverse split will instead receive from the Company a whole share of New Common Stock. The reverse stock split will not change the current per share par value of our common stock or change the current number of our authorized shares of common stock. The Reverse Split Effective Date will be the date the Certificate of Amendment is accepted for filing by the Delaware Secretary of State, provided in any event that the Reverse Split Effective Date will be prior to the closing of the Merger as described in Proposal No. 2, if any. Following the reverse stock split, we will have approximately 1,653,400 shares of our common stock outstanding, excluding shares to be issued in the Merger with Alpha Innotech and assuming there is no further issuance of our common shares prior to the Effective Date. The price of any options to purchase our common stock that are outstanding on the Reverse Split Effective Date will be adjusted in proportion to the reverse split.

         This proposal is a condition to the Merger as described more specifically under Proposal Number 3. As such, if the proposal is not approved the Merger may not be completed. Conversely, if the Merger does not proceed, then the reverse stock split will not occur.

REASON FOR THE REVERSE STOCK SPLIT

         Pursuant to the terms of the Merger Agreement, we will be issuing shares of our common stock as consideration for the Merger. Our Board of Directors has reviewed our current business and financial performance and the recent trading range of our common stock, as well as the current business and financial performance of Alpha Innotech. Based on that review the Board then determined that a reverse stock split was desirable in order to achieve the following benefits following the Merger, each of which is described below in more detail:

         - encourage greater investor interest in our common stock by making the stock price more attractive to the many investors who refrain from investing in lower-priced stocks; and

         - reduce trading fees and commissions incurred by stockholders, since these costs are based to some extent on the number of shares traded.

ENCOURAGE GREATER INVESTOR INTEREST IN OUR COMMON STOCK

         The Board of Directors believes that the reverse stock split will encourage greater interest in our common stock by the investment community. The Board of Directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. Further, various brokerage house policies and practices tend to discourage individual brokers from dealing in low-priced stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock, and the Board of Directors anticipates that the trading price of our common stock would increase. The Board of Directors believes that raising the trading price of our common stock will increase the attractiveness of the common stock to the investment community and possibly promote greater liquidity for our existing stockholders.

REDUCE TRADING FEES AND COMMISSIONS INCURRED BY STOCKHOLDERS

         Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the stock price was substantially higher. This factor may further limit the willingness of institutions to purchase our common stock at its current market price. In addition, the reverse stock split could result in more stockholders holding odd lots of shares. Trading in odd lots generally increases brokerage fees for such trades, and therefore the reverse stock split could have the effect of increased brokerage fees.

         Our Board of Directors also took into consideration a number of negative factors associated with reverse stock splits, such as the negative perception of reverse stock splits held by many investors, analysts and other stock market participants. For example, in recent years many companies whose shares are listed on national stock exchanges have implemented reverse splits in order to increase their per share trading price and therefore continuing their listing, to avoid classification as a penny stock, or to simply make their stock more attractive to institutional investors. As a result some participants in the market may view a reverse stock split in a negative light. This perception could reduce the demand for the shares and thereby reduce the value of the shares held by the stockholders. The Board, however, determined that these negative factors were outweighed by the intended benefits described above.

         There can be no assurance that the reverse stock split will result in the benefits described above. Specifically, there can be no assurance that the market price of our common stock immediately after the effective date of the proposed reversed stock split would be maintained for any period of time or that such market price would approximate ten times the market price of our common stock before the reverse stock split. There can also be no assurance that the reverse stock split will not further adversely impact the market price of our common stock.

PENNY STOCK STATUS

         Our common stock currently trades for less than $5.00 per share and therefore it is considered a "penny stock" under the rules and the regulations of the Securities Act of 1933. The regulatory requirements relating to penny stocks generally requires market makers to provide additional disclosure to buyers at the time of purchase. This process can effectively reduce the liquidity of Penny Stocks. In addition, higher fees are generally charged by broker-dealers in connection with the purchase and sale of penny stocks. Despite the reverse stock split management expects our common stock to retain its classification as a penny stock immediately following the reverse stock split and the other transactions discussed herein, assuming the approval of all proposals presented at the meeting.

SHARE CERTIFICATES AND FRACTIONAL SHARES

         The reverse split will occur on the filing of the Certificate of Amendment with the Delaware of State without any further action on the part of our stockholders and without regard to the date or dates on which certificates representing shares of old common stock are actually surrendered by each holder thereof for certificates representing the number of shares of the New Common Stock that the stockholder is entitled to receive as a consequence of the reverse split. On the effective date of the amendment, the certificates held by the stockholders will be deemed to represent one share of New Common Stock for each two shares of old common stock indicated on such certificate. As described more fully in the paragraph below under the heading Exchange of Stock Certificates, certificates representing shares of New Common Stock will be issued in due course as old certificates are tendered for exchange or transferred to the transfer agent.

FRACTIONAL SHARES

         No fractional shares of common stock will be issued as a result of the reverse stock split. In lieu of receiving fractional shares, all such fractions shall be rounded up so that you will receive one whole share for each fractional share to which you would otherwise be entitled.

EXCHANGE OF STOCK CERTIFICATES

         As soon as practicable after the effectiveness of the proposed amendment, holders of our common stock will be notified and requested to surrender their certificates representing shares of Old Common Stock to our corporate secretary and transfer agent in exchange for certificates representing New Common Stock. Beginning on the date the proposed amendment becomes effective, each certificate representing shares of our Old Common Stock will be deemed for all corporate purposes to evidence ownership of as many shares of New Common Stock after applying the split and otherwise making adjustments for fractional shares described above. Until surrendered to the Transfer Agent, old certificates retained by stockholders will be deemed for all purposes including voting and payment of dividends, if any, to represent the number of whole shares of New Common Stock to which its stockholders are entitled as a result of the reverse split.

         You should not send your old certificate(s) to the transfer agent until after you are notified that the reverse split is effective. Shares of Old Common Stock surrendered after the effective date will be replaced by certificates representing shares of New Common Stock as soon as practicable after the surrender. No service charge will be paid by existing stockholders for the exchange of the shares and the Company will pay all expenses of the exchange and issuance of new certificates.

         The following table provides additional information regarding the estimated number of shares of common stock of the Company before and after the reverse stock split, assuming that 16,533,269 shares of our common stock are outstanding immediately prior to the Merger:

                                                       REVERSE STOCK SPLIT
                                                      ----------------------
                                                        BEFORE        AFTER
                                                      ----------    ---------

Number of Shares Issued and Outstanding ............  16,533,269    1,653,327

Number of shares reserved for issuance for a
specific purpose ...................................   1,715,389      171,539

Number of shares that will be issued and Outstanding
assuming all other proposals are consummated .......        --(1)   9,725,809(2)

Number of shares that will be reserved for issuance
if all other proposals contained herein are
consummated ........................................        --(1)   1,798,620

Number of authorized but unissued and unreserved
shares if all the other proposals contained herein
are consummated ....................................        --(1)  38,475,571

(1) No shares will be issued pursuant to the other proposals contained herein unless and until the reverse stock split is effected.

(2) Consists of 1,653,327 outstanding shares of Xtrana common stock plus the following shares issuable in the Merger: (i) 2,649,330 Xtrana shares issuable in exchange for 23,180,587 outstanding shares of Alpha Innotech Common Stock, (ii) 3,195,428 Xtrana shares issuable in exchange for 10,533,334 outstanding shares of Alpha Innotech Series A Preferred Stock and (iii) 2,227,724 Xtrana shares issuable in exchange for 7,343,418 outstanding shares of Alpha Innotech Series A-1 Preferred Stock.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT

         The following description of the material federal income tax consequences of the reverse stock split is based upon the Internal Revenue Code, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices all as in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not consider consequences which may apply to special classes of taxpayers (for example, foreign persons, dealers in securities, tax-exempt organizations, broker-dealers or insurance companies) and does not discuss the tax consequences under the laws of any foreign, state or local jurisdictions. Stockholders are urged to consult their own tax advisors to determine the particular tax consequences to them.

         We believe that because the reverse stock split is not part of a plan to increase any stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects: Stockholders who receive New Common Stock solely in exchange for their Old Common Stock will not recognize gain or loss on the exchange. Consequently, the holding period of shares of New Common Stock will include your holding period for the shares of Old Common Stock, provided that the shares of common stock are held by you as a capital asset at the time of the exchange. In addition, your aggregate basis of the New Common Stock will be the same as your aggregate basis of the shares of Old Common Stock exchanged.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISOR ABOUT THE TAX  CONSEQUENCES  OF THE
REVERSE  SPLIT  IN  LIGHT  OF  YOUR  PARTICULAR  CIRCUMSTANCES,   INCLUDING  THE
APPLICATION OF ANY STATE, LOCAL OR FOREIGN TAX LAW.

NO APPRAISAL RIGHTS

         Under Delaware law, you are not entitled to dissenter's rights of appraisal with respect to the amendment of the Certificate of Incorporation and the reverse stock split.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

         Article IV of our Certificate of Incorporation will be amended as set forth in the Certificate of Amendment attached as APPENDIX D to affect the reverse split. At the effective date, without further action on the part of the Company or the holders, each share of common stock will be converted into one-tenth (1/10) of a share of common stock. The Certificate of Amendment will be filed with the Secretary of State of Delaware and will become effective on the date of the filing.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         For the above reasons, we believe that the reverse stock split is in our best interests and in the best interests of our stockholders. There can be no guarantee, however, that the market price of our common stock after the reverse stock split will be equal to the market price before the reverse stock split multiplied by the split number, or that the market price following the reverse stock split will either exceed or remain in excess of the current market price.

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the proposal to approve the 1-for-10 reverse stock split.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS APPROVE THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT.

                                 PROPOSAL NO. 4:
                 TO APPROVE THE AMENDMENT TO OUR CERTIFICATE OF
                        INCORPORATION TO CHANGE OUR NAME

         Our Board of Directors has approved a proposal to amend our Certificate of Incorporation to change our name from "Xtrana, Inc.", to "Alpha Innotech Corp." following a successful completion of the Merger described in Proposal No. 2.

         This proposal was approved by the Board of Directors in conjunction with the approval of the Merger described under the heading Proposal No. 2, and this proposal is a condition to that Merger. We expect that, if the proposal is approved by you, the name change will be filed at the effective time of the Merger. If the corporate name change is approved by our stockholders, a new trading symbol will be assigned to us by the OTC Bulletin Board. If the Merger is not approved by the stockholders at the Annual Meeting or is not completed for any other reason, then the name change will not be implemented. In addition, our Board of Directors may elect not to file, or to delay the filing of, the corporate name change if they determine that it would not be in the best interest of our stockholders.

         The Board of  Directors  has also  approved  the  Merger  described  in
Proposal No. 2 and they have recommended that the stockholders approve that Merger. As a result of the Merger, if approved by our stockholders, we will be engaging in business activities unrelated to those that we engaged in immediately prior to the Merger. Our Board of Directors believes that the new name, "Alpha Innotech Corp.", will more accurately reflect our new business activities.

REQUIRED VOTE

         The affirmative vote of a majority of the outstanding shares of our common stock entitled to vote is required to approve the proposal to change our corporate name. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME.

                                 PROPOSAL NO. 5:
                        ADJOURNMENT OF THE ANNUAL MEETING

         If at the Annual Meeting, the number of shares of our common stock present or represented and voting in favor of approval of the Merger and the reverse stock split and corporate name change proposals is insufficient to approve the those proposals under Delaware law, our management may move to adjourn the Annual Meeting in order to enable our board to continue to solicit additional proxies in favor of the Proposals No. 2, 3 and 4. In that event, we will ask our stockholders to vote only upon the election of directors and this Proposal No. 5 to grant our management the discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of Proposals No. 2, 3 and 4 above (the "Adjournment Proposal"), and not Proposals No. 2, 3 and/or 4, as may be applicable.

         In this proposal, we are asking you to authorize the holder of any proxy solicited by our board to have the discretionary authority to vote in favor of adjourning the Annual Meeting, and any later adjournments, to a later date in order to enable our board to solicit additional proxies in favor of the Merger, the reverse stock split and the corporate name change. If the stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to a later date and use the additional time to solicit additional proxies in favor of the Merger, reverse stock split and corporate name change, including the solicitation of proxies from stockholders that have previously voted against any of those proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Merger, reverse stock split and/or corporate name change to defeat those proposals, we could adjourn the Annual Meeting without a vote on the Merger, reverse stock split and/or corporate name change proposals for up to 8 days and seek during that period to convince the holders of those shares to change their votes to votes in favor of the Merger, reverse stock split and/or corporate name change. If we adjourn the meeting for more than 8 days, or if we set a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at that meeting.

         The Adjournment Proposal requires the approval of a majority of the votes cast on the proposal. Broker non-votes and abstentions will have no affect on the outcome of the vote on the Adjournment Proposal. No proxy that is specifically marked "AGAINST" approval of the Merger, reverse stock split and/or corporate name change will be voted in favor of the Adjournment Proposal, unless it is specifically marked "FOR" the discretionary authority to adjourn the Annual Meeting to a later date. The board believes that if the number of our shares of common stock present or represented at the Annual Meeting and voting in favor of the Merger, reverse stock split and/or corporate name change is insufficient to approve those proposals, it is in the best interests of our stockholders to enable management and the board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Merger, reverse stock split and/or corporate name change to bring about its approval.

OUR BOARD OF DIRECTORS BELIEVES THAT THE TERMS OF THE ADJOURNMENT PROPOSAL ARE FAIR TO AND IN THE BEST INTERESTS OF US AND OUR STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AUTHORIZE THE HOLDER OF ANY PROXY SOLICITED BY OUR BOARD TO HAVE THE DISCRETIONARY AUTHORITY TO VOTE TO ADJOURN THE ANNUAL MEETING TO A LATER DATE.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK


         The following table sets forth as of June 30, 2005, certain information regarding the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock,
(ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Xtrana, Inc., P.O. Box 688, Sedalia, Colorado 80135. References to options to purchase common stock are either currently exercisable or will be exercisable within 60 days of June 30, 2005.


                                         NUMBER OF SHARES      PERCENT OF CLASS
                                        BENEFICIALLY OWNED    BENEFICIALLY OWNED
                                               (1)                    (2)
                                        ------------------    ------------------

DIRECTORS:
John C. Gerdes, Ph.D..................      1,430,068                    8.6%
Michael D. Bick, Ph.D.................      1,092,950  (3)               6.7
Price Paschall........................        460,000  (4)               2.7
Doug Ayer.............................        310,384  (5)               1.8
James H. Chamberlain..................        174,000  (6)               1.0
James Mahoney, Ph.D...................        110,000  (5)                 *

5% HOLDERS:
Jay Gottlieb..........................      1,640,000  (7)               9.9
Jack Wheeler..........................      1,143,544                    6.9
Diane Kozwich.........................      1,135,002                    6.9

All directors and executive officers as     3,577,402  (8)              20.3%
   a group (six persons)..............
----------
         *        Less than 1%.
         (1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding at June 30, 2005.
         (2) Percentage ownership is based on 16,533,269 shares of common stock outstanding as of June 30, 2005.
         (3) Consists of 70,000 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of June 30, 2005, and 1,022,950 shares held in the Bick Family Trust.
         (4) Consists of 275,000 shares of common stock subject to currently exercisable warrants and 185,000 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of June 30, 2005.

         (5) Consists of shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of June 30, 2005.
         (6) Includes 170,000 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of June 30, 2005.
         (7) Information obtained from a Schedule 13D/A filed by Jay Gottlieb on December 10, 2004. (8) Includes 845,384 shares of common stock subject to options that are currently exercisable or that will become exercisable within 60 days of June 30, 2005, and 275,000 shares of common stock subject to currently exercisable warrants.

         The information as to shares beneficially owned has been individually furnished by the respective directors, named executive officers, and other stockholders of the company, or taken from documents filed with the Securities and Exchange Commission.

                            PROPOSALS OF STOCKHOLDERS

         A proper proposal submitted by a stockholder for presentation at our 2006 Annual Meeting that was received at our executive offices no later than April 17, 2006, will be included in our proxy statement and form of proxy relating to our 2006 Annual Meeting. In addition, in the event a stockholder proposal is not received by us by June 29, 2006, the proxy to be solicited by the Board of Directors for our 2006 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at our 2006 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting.

         Securities and Exchange Commission rules and regulations provide that if the date of the our 2006 Annual Meeting is advanced or delayed more than 30 days from the date of the 2005 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2006 Annual Meeting must be received by us within a reasonable time before we begin to print and mail the proxy materials for the 2006 Annual Meeting. Upon determination by us that the date of the 2006 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2005 Annual Meeting, we will disclose such change in the earliest possible Quarterly Report on Form 10-QSB.

                                  OTHER MATTERS

         We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention that the persons named in the enclosed form of proxy vote the proxies in accordance with their judgment.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Hein & Associates LLP, independent registered public accounting firm, was selected by the Board of Directors to serve as the independent registered public accounting firm of the Company for fiscal 2004. Representatives of Hein & Associates LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934 and, in accordance with those requirements, will continue to file periodic reports, proxy statements and other information with the SEC. These periodic reports, proxy statements and other information will be available for inspection and copying at the SEC's public reference rooms and the SEC's website referred to above. You may read and copy any document we file at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC's website at www.sec.gov.

         The SEC allows us to "incorporate by reference" the information we file with them. This Proxy Statement incorporates important business and financial information about us, which may not be included in or delivered with this Proxy Statement. The information incorporated by reference is an important part of this Proxy Statement, and information that we file later with the SEC will automatically update and supersede this information.

         We incorporate by reference:

         (1) Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 as filed with the SEC on March 31, 2005 and amended by the Form 10-KSB/A filed on May 2, 2005 and the Form 10-KSB/A filed on July 8, 2005 (File No. 001-14257);

         (2) Our Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 2005 (File No. 001-14257);

         (3)      Our Current Reports on Form 8-K, filed with the SEC on January
                  5,  2005,   April  12,  2005  and  July  11,  2005  (File  No.
                  001-14257); and

         (4) Future filings we make with the SEC under Sections 13(a) or 15(d) of the Securities Exchange Act until the date of the Annual Meeting.

         You may obtain a copy of these filings without charge by writing or calling us at:

                                  Xtrana, Inc.
                         P.O. Box 668, Sedalia, CO 80135
                         Attention: Corporate Secretary
                                 (303) 466-4424

         A copy of our Annual Report on Form 10-KSB for the year ended December 31, 2004 and Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 are being delivered to the stockholders along with this Proxy Statement.

         You should rely only on the information incorporated by reference or provided in this Proxy Statement. We have not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement or the documents we have incorporated by reference is accurate as of any date other than the date on the front of those documents.

                                         ON BEHALF OF THE BOARD OF DIRECTORS

                                         Michael D. Bick, PhD
                                         Chairman of the Board of Directors
                                         August __, 2005

                                   APPENDIX A


                          AGREEMENT AND PLAN OF MERGER



                                  BY AND AMONG

                                  XTRANA, INC.,

                             AIC MERGER CORPORATION

                                       AND

                           ALPHA INNOTECH CORPORATION



                          DATED AS OF DECEMBER 14, 2004

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER ("AGREEMENT") made this 14th day of December, 2004 is entered into by and among Xtrana, Inc., a Delaware corporation ("XTRANA"), AIC Merger Corporation, a California corporation and wholly-owned subsidiary of Xtrana ("MERGERCO"), and Alpha Innotech Corporation, a California corporation ("AIC"). Xtrana, MergerCo and AIC are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS:

         A. The Parties intend to effect the acquisition of AIC by Xtrana through the statutory merger of MergerCo with and into AIC in accordance with this Agreement and the CGCL, upon the consummation of which MergerCo will cease to exist as a separate entity and AIC will survive as a wholly-owned subsidiary of Xtrana.

         B.       The respective Boards of Directors of each of the Parties have
(i) determined that this Agreement and the transactions contemplated hereby, including the Merger (as defined below), are advisable and in the best interests of their respective stockholders and (ii) adopted this Agreement and the transactions contemplated hereby.

         C. In connection with the execution and delivery of this Agreement, Xtrana has agreed to make a loan to AIC in the amount of $500,000 pursuant to the terms of the Promissory Note (as defined below), upon completion of the Note Conversion.

         D. It its contemplated that prior to the Effective Time Xtrana will effect a one-for-ten reverse split of its Common Stock.

         E.       The   Parties   desire   to  make   certain   representations,
warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.

                  1.1 CERTAIN DEFINITIONS. The following terms used herein, as used in this Agreement, shall have the following meanings:

                  "AFFILIATE" of any specified Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

                  "AIC COMMON EXCHANGE RATIO" means 0.1136072, as adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Xtrana Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Xtrana Common Stock occurring on or after the date hereof and prior to the Effective Time, other than the Reverse Stock Split.

                  "AIC COMMON STOCK" means the Common Stock of AIC.

                  "AIC INDEMNIFICATION SHARES" means 500,000 additional shares of Xtrana Common Stock (as adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Xtrana Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Xtrana Common Stock occurring on or after the date hereof and prior to the Effective Time except for the Reverse Stock Split), which shares shall be deposited at Closing in escrow, to be held pursuant to the terms and conditions of this Agreement and the Escrow Agreement for the purpose of satisfying Xtrana's indemnification obligations, if any, set forth in SECTION 9 of this Agreement. For avoidance of doubt, the foregoing number has been adjusted to reflect to the anticipated Reverse Stock Split.

                  "AIC INDEMNIFIED PARTIES" means AIC and its Affiliates, and each of their respective officers, directors, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

                  "AIC POST-MERGER REPRESENTATIVE" means William Snider or such other individual as may be selected by the AIC Shareholders immediately prior to the Effective Time, and who shall act as the agent of the AIC Indemnified Parties for purposes of representing and protecting their interests under this
SECTION 9.

                  "AIC SERIES A PREFERRED EXCHANGE RATIO" means 0.2868318, as adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Xtrana Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Xtrana Common Stock occurring on or after the date hereof and prior to the Effective Time, other than the Reverse Stock Split.

                  "AIC SERIES A-1 PREFERRED EXCHANGE RATIO" means 0.2868318, as adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Xtrana Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Xtrana Common Stock occurring on or after the date hereof and prior to the Effective Time, other than the Reverse Stock Split.

                  "AIC SERIES A PREFERRED STOCK" means the Series A Preferred Stock of AIC.

                  "AIC  SERIES  A-1  PREFERRED   STOCK"  means  the  Series  A-1
Preferred Stock of AIC.

                  "AIC SHARES" means, collectively, the AIC Common Stock, AIC Series A Preferred Stock and AIC Series A-1 Preferred Stock.

                  "AIC SHAREHOLDERS" means, collectively, the holders of the AIC Common Stock, AIC Series A Preferred Stock and AIC Series A-1 Preferred Stock.

                  "BENEFIT PLAN" means any collective bargaining agreement or any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding (whether or not legally binding) under which a Party to this Agreement currently has an obligation to provide benefits to any current or former employee, officer or director of such Party.

                  "CGCL" means the California General Corporation Law.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "CONTROL," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "EFFECTIVE TIME" means the date and time the Merger becomes effective as specified in the Certificate of Merger or as otherwise provided in accordance with the CGCL.

                  "ENVIRONMENTAL LAWS" means all applicable laws, statutes, by-laws and regulations of any Governmental Entity relating to protection of the environment, pollution control, product registration and Hazardous Materials.

                  "ESCROW AGREEMENT" means the Escrow Agreement to be entered into by and among Xtrana, the AIC Post-Merger Representative, the Xtrana Post-Merger Representative and a mutually acceptable escrow agent, substantially in the form attached hereto as EXHIBIT B.

                  "ESCROW SHARES" means, collectively, the Holdback Shares and the AIC Indemnification Shares.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles as applied in the United States of America.

                  "GOVERNMENTAL ENTITY" means any national, state, municipal, or other government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign.

                  "HAZARDOUS MATERIALS" means any waste, pollutant, contaminant, hazardous substance, toxic, ignitable, reactive or corrosive substance, hazardous waste, special waste, industrial substance, by-product, process intermediate product or waste, petroleum or petroleum-derived substance or waste, chemical liquids or solids, liquid or gaseous products, or any constituent of any such substance or waste, the use, handling or disposal of which by the Company is in any way governed by or subject to any applicable Environmental Law.

                  "HOLDBACK SHARES" means, out of Xtrana Common Stock constituting the Merger Consideration, 500,000 shares of Xtrana Common Stock (as adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Xtrana Common Stock), reorganization, recapitalization, reclassification or other like change with respect to Xtrana Common Stock occurring on or after the date hereof and prior to the Effective Time except for the Reverse Stock Split), which shares shall be deposited at Closing in escrow, to be held pursuant to the terms and conditions of this Agreement and the Escrow Agreement for the purpose of satisfying AIC's indemnification obligations, if any, set forth in SECTION 9 of this Agreement. For avoidance of doubt, the foregoing number has been adjusted to reflect to the anticipated Reverse Stock Split.

                  "INTELLECTUAL PROPERTY" means any and all United States and foreign: (i) patent registrations and patent applications (including all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations) and all rights therein and all improvements to the inventions disclosed in each such registration or application, (ii) trademarks, service marks, trade dress, trade names and corporate names, whether or not registered, including but not limited to all common law rights, and registrations and applications for registration thereof, (iii) copyrights (including but not limited to copyrights on designs) (registered or otherwise) and registrations and applications for registration thereof, (iv) computer software, including, without limitation, source code, operating systems and specifications, data, data bases, files, documentation and other materials related thereto, data and documentation, (v) trade secrets and confidential technical and business information (including but not limited to formulas, compositions, and inventions reduced to practice, whether or not patentable), (vi) confidential technology (including know-how and show-how), manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vii) any right arising under any law providing protection to industrial or other designs,
(viii) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights, and (ix) all rights to sue or recover and retain damages and costs and attorneys fees for present and past infringement of any of the foregoing.

                  "LICENSES" means all notifications, licenses, permits (including, without limitation, environmental, construction and operation permits), franchises, certificates, approvals, exemptions, classifications, registrations and other similar documents and authorizations issued by a Governmental Entity, and applications therefor.

                  "LIENS"  mean  all   mortgages,   liens,   pledges,   security
interests,   charges,  claims,  restrictions  and  encumbrances  of  any  nature whatsoever, other than Permitted Liens.

                  "MARKET PRICE" means the average of the closing bid and asked prices for the Xtrana Common Stock, as reported on the Over-the-Counter Bulletin Board, for the ten (10) trading day period commencing on the Closing Date and as adjusted for the Reverse Stock Split.

                  "MATERIAL ADVERSE CHANGE" or "MATERIAL ADVERSE EFFECT" means, when used in connection with AIC or Xtrana, any change or effect that either individually or in the aggregate with all other such changes or effects is materially adverse to the business, assets, properties, condition (financial or otherwise) or results of operations of such Party and its Subsidiaries taken as a whole.

                  "MERGER" means the merger of MergerCo with and into AIC pursuant to this Agreement and the CGCL.

                  "MERGERCO COMMON STOCK" means the Common Stock of MergerCo.

                  "MERGER CONSIDERATION" means that number of shares of Xtrana Common Stock computed using the following formula:

                       MC =     (OS/0.17) - OS

                       WHERE: MC =  the   number  of  shares  of  Xtrana  Common
                                    Stock constituting the Merger Consideration.
                              OS =  the   number  of  shares  of  Xtrana  Common
                                    Stock issued  and  outstanding   immediately
                                    prior the Effective Time.

                  "MINIMUM CLOSING DATE CASH" means an amount equal to $2,950,000 LESS (i) the Audit Fees, and (ii) all other out-of-pocket costs and expenses incurred by Xtrana on or after January 1, 2005 and through the Closing Date which would not have otherwise been incurred by Xtrana but for delay in consummation of the Merger resulting from the necessity of such audit of the AIC financial statements, including, but not limited to, the consulting fees of $5,000 per month payable to James Chamberlain for serving as interim Chief Executive Officer and interim Chief Financial Officer of Xtrana, the director fees incurred by Xtrana (consistent with past practice and policy), consulting fees for the services of Dennis Lineberry, and similar direct costs incurred after January 1, 2005 and through the Closing Date, but not exceeding in the aggregate $15,000 per month, unless otherwise agreed in writing between AIC and Xtrana.

                  "PERMITTED LIENS" means (i) liens for taxes, assessments, governmental charges, or claims that are being contested in good faith by appropriate proceedings and only to the extent that a reserve or other appropriate provision, if any, has been made on the face of the AIC Financial Statements in an amount equal to the liability for which the lien is asserted,
(ii) statutory liens of landlords and warehousemen's, carriers', mechanics', suppliers', materialmen's, repairmen's, or other like liens (including contractual landlords' liens) arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, only to the extent that a reserve or other appropriate provision, if any, has been made on the face of the AIC Financial Statements in an amount equal to the liability for which the lien is asserted; and (iii) liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other similar types of social security.

                  "PERSON"  means  any  individual,  corporation,   partnership,
limited liability company, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

                  "POST-MERGER   REPRESENTATIVES"   means  the  AIC  Post-Merger
Representative and the Xtrana Post-Merger Representative.

                  "PROMISSORY NOTE" means that certain Secured Promissory Note in the principal amount of $500,000 to be made by AIC in favor of Xtrana, in the form attached hereto as EXHIBIT A.

                  "SEC"  means  the  United  States   Securities   and  Exchange
Commission.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SUBSIDIARY" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of another Person, which are sufficient to elect at least a majority of such other Person's board of directors or other governing body (or, if there are no such voting interests, fifty percent (50%) or more of such other Person's equity interests).

                  "TAXES" means all taxes, assessments, charges, duties, fees, levies or other governmental charges (including interest, penalties or additions associated therewith), including income, franchise, capital stock, real property, personal property, tangible, withholding, employment, payroll, social security, social contribution, unemployment compensation, disability, transfer, sales, use, excise, gross receipts, value-added and all other taxes of any kind for which a Person may have any liability imposed by any Governmental Entity, whether disputed or not, and any charges, interest or penalties imposed by any Governmental Entity.

                  "TAX RETURN" means any report, return, declaration or other information required to be supplied to a Governmental Entity in connection with Taxes, including estimated returns and reports of every kind with respect to Taxes.

                  "XTRANA COMMON STOCK" means the Common Stock, par value $0.01 per share, of Xtrana.

                  "XTRANA INDEMNIFIED PARTIES" means Xtrana and its Affiliates, and each of their respective officers, directors, agents and representatives and each of the heirs, executors, successors and assigns of any of the foregoing.

                  "XTRANA POST-MERGER REPRESENTATIVE" means James H. Chamberlain or such other individual as may be selected by the holders of Xtrana Common Stock immediately prior to the Effective Time, and who shall act as the agent of the Xtrana Indemnified Parties for purposes of representing and protecting their interests under this SECTION 9.

                  1.2 OTHER DEFINITIONS. The following terms are defined in the following sections of this Agreement:

                  DEFINED TERM                                           SECTION
                  ------------                                           -------
                  ABI..............................................       4.17
                  ABI Agreements...................................       4.17
                  AIC..............................................     Preamble
                  AIC Audited Financial Statements.................        6.2
                  AIC Contracts....................................       3.17
                  AIC Disclosure Schedule..........................         3
                  AIC Financial Statements.........................        3.6
                  AIC Intellectual Property........................       3.21
                  AIC Shareholders' Approval.......................       3.33
                  AIC Subsidiaries.................................        3.2
                  Agreement........................................     Preamble
                  Assumed Options and Warrants.....................       2.9.8
                  Audit Fees.......................................        6.2
                  Certificate of Merger............................        2.3
                  Certificates.....................................      2.10.1
                  Claims Deadline..................................        9.2
                  Closing..........................................        2.2
                  Closing Date.....................................        2.2
                  Damages..........................................       9.3.1
                  Deferred Compensation............................       6.11
                  Hearing Notice...................................        6.3
                  Hearing Request..................................        6.3
                  Indemnification Termination Period...............        9.4
                  Indemnitee.......................................        9.4
                  Independent Accountants..........................        6.2
                  Letter of Transmittal............................      2.10.1
                  MergerCo.........................................     Preamble
                  Merger Share Certificate.........................      2.10.2
                  NIST Agreement...................................       4.17
                  Note Conversion..................................        3.3
                  Notice Materials.................................        6.3
                  Party(ies).......................................     Preamble
                  Permit...........................................        6.3
                  Proxy Statement..................................        4.8
                  Reverse Stock Split..............................       6.4.2
                  Secretary of State...............................        2.3
                  Surviving Corporation............................        2.1
                  Terminated Xtrana Contracts......................       4.18
                  Notice Materials.................................        6.3
                  US Army Agreement................................       4.17
                  Xtrana Contracts.................................       4.18
                  Xtrana Disclosure Schedule.......................         4
                  Xtrana SEC Documents.............................       4.6.1
                  Xtrana Stockholders' Approval....................       4.15
                  Xtrana Stockholders' Meeting.....................       6.4.2

         2.       THE MERGER.

                  2.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the CGCL, MergerCo shall be merged with and into AIC at the Effective Time. At the Effective Time, the separate existence of MergerCo shall cease, and AIC shall continue as the surviving corporation following the Merger (the "SURVIVING CORPORATION"). The corporate existence of AIC, with all its purposes, rights, privileges, franchises, powers and objects, shall continue unaffected and unimpaired by the Merger and, as the Surviving Corporation, it shall be governed by the laws of the State of California. As a result of the Merger, the outstanding shares of capital stock of AIC and MergerCo shall be converted or cancelled in the manner provided in SECTION 2.9.

                  2.2 CLOSING. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to SECTION 8.1 and subject to the satisfaction or waiver (where applicable) of the conditions set forth in SECTION 7, the closing of the Merger (the "CLOSING") will take place at 10:00 a.m. on the first business day after satisfaction of the conditions set forth in SECTION 7 (or as soon as practicable thereafter following satisfaction or waiver of the conditions set forth in
SECTION 7) (the "CLOSING DATE"), at the offices of Stubbs Alderton & Markiles, LLP, unless another date, time or place is agreed to in writing by the parties hereto.

                  2.3 ACTIONS AND DELIVERIES AT CLOSING. An agreement of merger in the form attached hereto as EXHIBIT C (the "CERTIFICATE OF MERGER") shall be duly prepared and executed, and shall be filed with the Secretary of State of the State of California (the "SECRETARY OF STATE") in accordance with the CGCL on the Closing Date. The Merger shall become effective upon the filing of the Certificate of Merger with the Secretary of State, or at such other time as is permissible in accordance with the CGCL and as Xtrana and AIC shall agree should be specified in the Certificate of Merger. In addition, at the Closing,

                           2.3.1    AIC will deliver to Xtrana:

                                    (a)      An      officers'      certificate,
substantially in the form of EXHIBIT D, duly executed on AIC's behalf, as to whether each condition specified in SECTIONS 7.2.1 through 7.2.7 has been satisfied in all respects.

                                    (b)      A     Secretary's      certificate,
substantially in the form of EXHIBIT E, duly executed on AIC's behalf.

                                    (c)      The Escrow Agreement, duly executed
by the AIC Post-Merger Representative.

                                    (d)      A legal  opinion of counsel to AIC,
substantially in the form of EXHIBIT F hereto.

                           2.3.2    Xtrana will deliver to AIC:

                                    (a)      An      officers'      certificate,
substantially in the form of EXHIBIT G, duly executed on Xtrana and MergerCo's behalf, as to whether each condition specified in SECTIONS 7.3.1 through 7.3.5 has been satisfied in all respects.

                                    (b)      A     Secretary's      certificate,
substantially in the form of EXHIBIT H, duly executed on each of Xtrana's and MergerCo's behalf.

                                    (c)      The Escrow Agreement, duly executed
by Xtrana and the Xtrana Post-Merger Representative.

                                    (d)      A  legal   opinion  of  counsel  to
Xtrana, substantially in the form of EXHIBIT I hereto.

                           2.3.3    Xtrana will deliver the Escrow Shares to the
escrow agent pursuant to the Escrow Agreement.

                  2.4 EFFECTS OF THE MERGER. Subject to the foregoing, the effects of the Merger shall be as provided in the applicable provisions of the CGCL. At the Effective Time all MergerCo's property, rights, privileges, powers, and franchises will vest in the Surviving Corporation, and all debts, liabilities, and duties of MergerCo will become the Surviving Corporation's debts, liabilities, and duties.

                  2.5 GOVERNING DOCUMENTS OF THE SURVIVING CORPORATION. As of the Effective Time, by virtue of the Merger and without any action on the part of Parties:

                           2.5.1    ARTICLES OF  INCORPORATION.  The Articles of
Incorporation of the Surviving Corporation shall be amended and restated in its entirety to read as set forth on EXHIBIT J hereto; and

                           2.5.2    BYLAWS.  The  Bylaws  of AIC,  as in  effect
immediately prior to the Effective Time, will be the Surviving Corporation's Bylaws until thereafter amended.

                  2.6 DIRECTORS OF THE SURVIVING CORPORATION. At the Effective Time, the Board of Directors of the Surviving Corporation shall consist of Haseeb Chaudhry and Darryl Ray, who shall serve as the directors of the Surviving Corporation, each of such directors to hold office, subject to the applicable provisions of the Articles of Incorporation and Bylaws of the Surviving Corporation, in each case, until their respective successors shall have been elected and qualified or until otherwise provided by law. All other directors of MergerCo immediately prior to the Effective Time shall resign, effective as of the Effective Time.

                  2.7 OFFICERS OF THE SURVIVING CORPORATION. At the Effective Time the officers of MergerCo immediately prior to the Effective Time shall resign, effective as of the Effective Time, and shall be replaced by the following individuals:

         Haseeb Chaudhry................  President and Chief Executive Officer
         Darryl Ray, Ph.D...............  Chief Financial Officer and Secretary
who shall serve as officers of the Surviving Corporation subject to the applicable provisions of the Articles of Incorporation and Bylaws of the Surviving Corporation, in each case, until their respective successors shall have been duly appointed or until otherwise provided by law.

                  2.8 EFFECT ON CAPITAL STOCK OF MERGERCO. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of MergerCo Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one validly issued, fully paid and nonassessable share of Common Stock of the Surviving Corporation.

                  2.9 EFFECT ON CAPITAL STOCK OF AIC. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

                           2.9.1    AGGREGATE  CONSIDERATION  TO BE  RECEIVED BY
AIC SHAREHOLDERS AND ESCROW. The aggregate merger consideration issued at the Effective Time to AIC Shareholders will be that number of fully paid, nonassessable shares of Xtrana Common Stock constituting the Merger
Consideration, which number includes the Holdback Shares). To the extent necessary, the Parties shall make appropriate adjustment to the AIC Common Exchange Ratios, AIC Series A Preferred Exchange Ratio and AIC Series A-1 Preferred Ratio, as applicable, to ensure that the shares issued at the Effective Time to the AIC Shareholders (including the Holdback Shares) shall not exceed the Merger Consideration. Of the total Merger Consideration, that number of shares of Xtrana Common Stock constituting the Holdback Shares shall be deposited at Closing in escrow, along with the AIC Indemnification Shares which shall be deposited in escrow at Closing by Xtrana, to be held pursuant to the terms and conditions of this Agreement and the Escrow Agreement until released for distribution to the AIC Shareholders or for cancellation.

                           2.9.2    CONVERSION OF AIC COMMON STOCK.  Each issued
and outstanding share of AIC Common Stock (other than shares of AIC Common Stock, if any, that are held by Xtrana or MergerCo) shall be converted into the right to receive that number of fully paid and nonassessable shares of Xtrana Common Stock equal to the AIC Common Exchange Ratio, subject in all respects to
SECTION 2.9.1 and the Escrow Agreement.

                           2.9.3    CONVERSION OF AIC SERIES A PREFERRED  STOCK.
Each issued and outstanding share of AIC Series A Preferred Stock (other than shares of AIC Series A Preferred Stock, if any, that are held by Xtrana or MergerCo) shall be converted into the right to receive that number of fully paid and nonassessable shares of Xtrana Common Stock equal to the AIC Series A Preferred Exchange Ratio, subject in all respects to SECTION 2.9.1 and the Escrow Agreement.

                           2.9.4    CONVERSION   OF  AIC  SERIES  A-1  PREFERRED
STOCK. Each issued and outstanding share of AIC Series A-1 Preferred Stock (other than shares of AIC Series A-1 Preferred Stock, if any, that are held by Xtrana or MergerCo) shall be converted into the right to receive that number of fully paid and nonassessable shares of Xtrana Common Stock equal to the AIC Series A-1 Preferred Exchange Ratio, subject in all respects to SECTION 2.9.1 and the Escrow Agreement.

                           2.9.5    CANCELLATION  OF TREASURY  SHARES AND SHARES
HELD BY XTRANA. Any and all AIC Shares owned by Xtrana or MergerCo or held in the treasury of AIC shall be cancelled and cease to exist at the Effective Time, and no consideration shall be paid with respect thereto.

                           2.9.6    NO FRACTIONAL  SHARES.  No fractional shares
of Xtrana Common Stock shall be issued in the Merger. If the number of shares a holder of AIC Shares holds immediately prior to the Closing multiplied by the applicable exchange ratio would result in the issuance of a fractional share of Xtrana Common Stock, that product will be rounded down to the nearest whole number of shares of Xtrana Common Stock if it is less than the fraction of one-half (.5) of one share of Xtrana Common Stock or round up to the nearest whole number of shares of Xtrana Common Stock if the said product is equal to or greater than the fraction of one-half (.5) of one share of Xtrana Common Stock.

                           2.9.7    CANCELLATION  AND  RETIREMENT OF AIC SHARES.
As of the  Effective  Time,  all AIC Shares issued and  outstanding  immediately prior to the Effective Time shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any such AIC Shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration per share upon the surrender of such certificate in accordance with SECTION 2.10, without any interest thereon, subject to any applicable withholding tax.

                           2.9.8    STOCK OPTIONS AND WARRANTS. At the Effective
Time, all options to purchase shares of AIC Common Stock then outstanding and all warrants to purchase shares of AIC Common Stock or AIC Preferred Stock then outstanding, in each case whether vested or unvested, shall be assumed by Xtrana or replaced with Xtrana options and warrants on substantially identical terms (the "ASSUMED OPTIONS AND WARRANTS") in accordance with this SECTION 2.9.8, provided that warrants to purchase shares of AIC Preferred Stock will be exercisable into shares of Xtrana Common Stock based on the relevant Exchange Ratio. Each Assumed Option and Warrant will continue to have, and be subject to, the same terms and conditions of such options immediately prior to the Effective Time (including, without limitation, any repurchase rights or vesting provisions and provisions regarding the acceleration of vesting on certain transactions), except that (i) each Assumed Option and Warrant will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Xtrana Common Stock equal to the product of the number of shares of AIC Common Stock that were issuable upon exercise of such AIC option or warrant immediately prior to the Effective Time multiplied by the AIC Common Exchange Ratio, and (ii) the per share exercise price for the shares of Xtrana Common Stock issuable upon exercise of each Assumed Option and Warrant will be equal to the quotient determined by dividing the exercise price per share of AIC Common Stock at which such AIC option or warrant was exercisable immediately prior to the Effective Time by the AIC Common Exchange Ratio.

         2.10     EXCHANGE OF CERTIFICATES.

                  2.10.1 EXCHANGE PROCEDURES. As soon as reasonably practicable after the Effective Time, Xtrana shall deliver to each holder of record of a certificate or certificates which, immediately prior to the Effective Time represented outstanding shares of AIC Shares (the

"CERTIFICATES") whose shares are converted pursuant to SECTION 2.9 into the right to receive Merger Consideration: (i) a letter of transmittal (the "LETTER OF TRANSMITTAL") (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to Xtrana or its designated agent and shall be in such form and have such other customary provisions as Xtrana may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificate in exchange for the Merger Consideration allocable to the AIC Shares formerly represented thereby.

                  2.10.2 MERGER SHARE CERTIFICATES. Upon surrender of a Certificate for cancellation to Xtrana, or to any agent or agents as may be appointed by Xtrana, together with the Letter of Transmittal, duly completed and executed in accordance with its terms and such other documents as Xtrana or its agent or agents, the holder of such Certificate shall be entitled to receive in exchange therefore, a certificate ("MERGER SHARE CERTIFICATE") representing the number of shares of Xtrana Common Stock which such holder has the right to receive pursuant to the provisions of SECTION 2.9 less such holder's pro rata portion of the Holdback Shares (calculated as that percentage of the total number of shares issuable as Merger Consideration that such holder has the right to receive pursuant to SECTION 2.9) and the Certificate so surrendered shall forthwith be cancelled. If any certificate for such Xtrana Common Stock is to be issued in a name other than that in which the certificate for AIC Shares surrendered for exchange is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed, with signature guaranteed, or otherwise in proper form for transfer and that the Person requesting such exchange shall pay to Xtrana or its transfer agent any transfer or other taxes or other costs required by reason of the issuance of certificates for such Xtrana Common Stock in a name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of Xtrana or its transfer agent that all taxes have been paid. Until surrendered as contemplated by this SECTION 2.10.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration as contemplated by SECTION 2.9.

                  2.10.3 LOST CERTIFICATES. If any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by Xtrana, the posting by such Person of a bond in such reasonable amount as Xtrana may direct as indemnity against any claim that may be made against it with respect to such Certificate, Xtrana shall issue in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration due to such Person a provided in SECTION 2.9.

                  2.10.4 DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES. No dividends or other distributions with respect to Xtrana Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered certificate for AIC Shares with respect to the shares of Xtrana Common Stock, the right to receive which is represented thereby, until the surrender of such certificate in accordance with this SECTION 2.10.

                  2.10.5 NO FURTHER OWNERSHIP RIGHTS IN AIC SHARES. All shares of Xtrana Common Stock issued upon the surrender of the Certificates in accordance with the terms of this SECTION 2 and placed in escrow pursuant to
SECTION 2.9.1, shall be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to AIC Shares theretofore represented by such certificates.

                  2.10.6 NO LIABILITY. None of the Parties shall be liable to any Person in respect of any shares of Xtrana Common Stock (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. If any certificates representing AIC Shares shall not have been surrendered prior to the first (1st) anniversary of the Closing, any such shares, dividends or distributions in respect of such certificate shall, to the extent permitted by applicable law, become the property of Xtrana, free and clear of all claims or interests of any Person previously entitled thereto.

         3.       REPRESENTATIONS AND WARRANTIES OF AIC.

         Except as set forth in the disclosure schedule delivered by AIC to Xtrana at the time of execution of this Agreement and attached hereto (the "AIC DISCLOSURE SCHEDULE") and arranged in section corresponding to the numbered subsections contained in this SECTION 3, AIC represents and warrants to Xtrana as follows:

                  3.1 ORGANIZATION, STANDING AND CORPORATE POWER. AIC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the requisite corporate power and authority to carry on its business as now being conducted and currently contemplated to be conducted. AIC is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed (individually or in the aggregate) would not have a Material Adverse Effect on AIC.

                  3.2 SUBSIDIARIES. The only direct or indirect Subsidiaries of AIC are listed in the AIC Disclosure Schedule (the "AIC SUBSIDIARIES"). All the outstanding shares of capital stock of each AIC Subsidiary which is a corporation have been validly issued and are fully paid and nonassessable and, except as set forth in the AIC Disclosure Schedule, are owned (of record and beneficially) by AIC, free and clear of all Liens. Except for the capital stock of the AIC Subsidiaries, which are corporations, AIC does not own, directly or indirectly, any capital stock or other ownership interest in any corporation, partnership, business association, joint venture or other entity.

                  3.3 CAPITAL STRUCTURE. The authorized capital stock of AIC consists of 70,000,000 shares of AIC Common Stock, 14,000,000 shares of AIC Series A Preferred Stock and 10,000,000 shares of AIC Series A-1 Preferred Stock, of which 23,177,526 shares of AIC Common Stock, 10,533,334 shares of AIC Series A Preferred Stock and no shares of AIC Series A-1 Preferred Stock are issued and outstanding. In addition, the AIC Board of Directors has approved the issuance of approximately 7,343,418 shares of AIC Series A-1 Preferred Stock in exchange for the conversion of all outstanding principal, accrued interest or other obligations under all convertible notes or other convertible debt obligations of AIC outstanding as of the date hereof (the "NOTE CONVERSION"). Except as set forth above, no shares or other equity securities of AIC are issued, reserved for issuance or outstanding. All outstanding shares of AIC are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of AIC having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of AIC may vote. The AIC Disclosure Schedule sets forth the outstanding capitalization of AIC, including a list of all holders of AIC Shares and their respective holdings. Except as set forth on the AIC Disclosure Schedule, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which AIC is a party or by which it is bound obligating AIC to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares or other equity or voting securities of AIC or obligating AIC to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of AIC or any AIC Subsidiaries to repurchase, redeem or otherwise acquire or make any payment in respect of any securities of AIC. There are no agreements or arrangements pursuant to which AIC is or could be required to register AIC Common Stock or other securities under the Securities Act, or other agreements or arrangements with or among any security holders of AIC with respect to securities of AIC.

                  3.4 AUTHORITY. AIC has the requisite corporate and other power and authority to enter into this Agreement and, subject to obtaining the AIC Shareholders' Approval (as defined in SECTION 3.33), to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by AIC and the consummation by AIC of the transactions contemplated hereby have been duly authorized by the Board of Directors of AIC; the Board of Directors has recommended adoption of this Agreement by the shareholders of AIC; and no other corporate proceedings on the part of AIC or its shareholders are necessary to authorize the execution, delivery and performance of this Agreement by AIC and the consummation by AIC of the transaction contemplated hereby, other than obtaining the AIC Shareholders' Approval. This Agreement has been duly executed and delivered by AIC and constitutes a valid and binding obligation of AIC, enforceable against AIC in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

                  3.5 NON-CONTRAVENTION. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of AIC under, (i) the Articles of Incorporation or Bylaws of AIC, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to AIC, its properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to AIC, its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that individually or in the aggregate would not have either a Material Adverse Effect on AIC or would not prevent, hinder or delay the ability of AIC to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to AIC in connection with the execution and delivery of this Agreement by AIC or the consummation by AIC of the transactions contemplated hereby, except, with respect to this Agreement, for the filing of the Certificate of Merger and other appropriate merger documents required by the CGCL with the Secretary of State and appropriate documents with the relevant authorities of other states in which AIC is qualified to do business.

                  3.6 FINANCIALS STATEMENTS. Set forth on the AIC Disclosure Schedule are the following financial statements (collectively the "AIC FINANCIAL STATEMENTS"): (a) unaudited consolidated balance sheets and statements of income, changes in shareholders' equity, and cash flow as of and for the fiscal years ended December 31, 2002 and 2003 for AIC and (b) unaudited consolidated balance sheets and statements of income, changes in shareholders' equity, and cash flow as of and for the ten months ended October 31, 2004 for AIC. The AIC Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of AIC as of such dates and the results of operations of AIC for such periods, are correct and complete, and are consistent with the books and records of AIC; PROVIDED, HOWEVER, that the unaudited interim financial statements are subject to normal year-end adjustments (which will not be material individually or in the aggregate) and lack footnotes and other presentation items. Since September 30, 2004, AIC has not effected any change in any method of accounting or accounting practice, except for any such change required because of a concurrent change in GAAP.

                  3.7 NO UNDISCLOSED LIABILITIES. AIC does not have any liabilities or obligations (whether absolute, contingent or otherwise), which are not adequately reflected or provided for in the AIC Financial Statements, except for liabilities and obligations (i) that have been incurred since the date of the most recent balance sheet included in the AIC Financial Statements in the ordinary course of business and are not (singly or in the aggregate) material to AIC's business, and (ii) not due and payable or to be performed or satisfied after the date hereof under AIC Contracts in accordance with their terms, in each case which are not (singly or in the aggregate) material to AIC's business.

                  3.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since October 31, 2004, AIC has conducted its business only in the ordinary course consistent with past practice, and there is not and has not been: (i) any Material Adverse Change with respect to AIC; (ii) any condition, event or occurrence which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or give rise to a Material Adverse Change with respect to AIC;
(iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by SECTION 5.1 without prior consent of Xtrana; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of AIC to consummate the transactions contemplated by this Agreement.

                  3.9 LEGAL PROCEEDINGS. There is no suit, action, claim, arbitration, proceeding or investigation pending or, to the knowledge of AIC, threatened against, relating to or involving AIC, or real or personal property of AIC, before any Governmental Entity or other third party. To the knowledge of AIC, there is no basis for any such suit, action, proceeding or investigation.

                  3.10 COMPLIANCE WITH LAW. AIC is compliance in all material respects with all applicable laws (including, without limitation, applicable laws relating to zoning, environmental matters and the safety and health of employees), ordinances, regulations and orders of all

Governmental Entities. AIC has not been charged with and, to the knowledge of AIC, is not now under investigation with respect to, a violation of any applicable law, regulation, ordinance, order or other requirement of a Governmental Entity. AIC is not a party to or bound by any order, judgment, decree or injunction of any Governmental Entity. AIC has filed all reports and has all Licenses required to be filed with any Governmental Entity on or before the date hereof the failure to file or to obtain would result in a Material Adverse Effect on AIC.

                  3.11 OFFICERS AND EMPLOYEES. AIC has made available to Xtrana a schedule containing a true and complete list of all of the employees (whether full-time, part-time or otherwise) and independent contractors of AIC as of the date hereof, specifying with respect to each such individual his or her position, status, annual salary and hourly wages, including consulting or other independent contractor fees. AIC is not a party to or bound by any employment agreement. AIC has not made any verbal commitments to any such officers, employees or former employees, consultants or independent contractors with respect to compensation, promotion, retention, termination, severance or similar matters in connection with the transactions contemplated by this Agreement or otherwise.

                  3.12 EMPLOYEE RELATIONS. To the knowledge of AIC, no executive, key employee, or group of employees has any plans to terminate employment with AIC. AIC is not a party to or bound by any collective bargaining agreement, nor has AIC experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. AIC has not committed any unfair labor practice (as determined under any applicable law). There is no organizational effort currently being made or threatened by or on behalf of any labor union with respect to any of AIC's employees.

                  3.13 BENEFIT PLANS. The AIC Disclosure Schedule contains a true and complete list of each Benefit Plan currently sponsored, maintained or contributed to by AIC. Any special tax status enjoyed by such plan is noted on such schedule. With respect to each Benefit Plan identified the AIC Disclosure Schedule, AIC has heretofore delivered or made available to Xtrana true and complete copies of the plan documents and any amendments thereto (or, if the plan is not written, a written description thereof). AIC's records accurately reflect its employees' employment histories, including their hours of service, and all such data is maintained in a usable form.

                  3.14 CERTAIN EMPLOYEE PAYMENTS. AIC is not a party to any employment agreement which could result in the payment to any current, former or future director or employee of AIC of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a "parachute payment" (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

                  3.15 TAX RETURNS AND TAX PAYMENTS. AIC is not subject to any liabilities or claims for Taxes, including Taxes relating to prior periods, other than those set forth or adequately reserved against in the AIC Financial Statements or those incurred since the date of the most recent balance sheet included in the AIC Financial Statements in the ordinary course of business. AIC has duly filed when due all Tax Returns in connection with and in respect of its business, assets and employees, and has timely paid and discharged all amounts shown as due thereon. AIC has made available to Xtrana accurate and complete copies of all of its Tax Returns for all periods, except those periods for which returns are not yet due. AIC has not received any notice of any Tax deficiency outstanding, proposed or assessed against or allocable to it, and has not executed any waiver of any statute of limitations on the assessment or collection of any Tax or executed or filed with any Governmental Entity any contract or other agreement now in effect extending the period for assessment or collection of any Taxes against it. There are no Liens for Taxes upon, pending against or threatened against, any asset of AIC. AIC is not subject to any Tax allocation or sharing agreement.

                  3.16 ENVIRONMENTAL MATTERS. Except as set forth on the AIC Disclosure Schedule, (i) AIC is in compliance with all Environmental Laws in connection with owning, using, maintaining or operating its business or assets;
(ii) each location at which AIC operates, or has operated, its business is in compliance with all Environmental Laws; and (iii) there are no pending or, to AIC's knowledge, threatened allegations by any Person that AIC's properties or assets is not, or that its businesses has not been conducted, in compliance with all Environmental Laws. No material expenditures are or will be required in order for AIC to comply with any applicable Environmental Law. AIC has not received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental Laws or any liabilities, including any investigatory, remedial or corrective liabilities, relating to AIC, or its facilities arising under Environmental Laws. Neither AIC nor any of its predecessors or Affiliates has, either expressly or by operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to Environmental Laws.

                  3.17 CONTRACTS AND COMMITMENTS. The AIC Disclosure Schedule contains a true, complete and accurate list of each of the following written, and to AIC's knowledge, oral, contracts, agreements, understandings or other obligations to which AIC is a party or by which any of its assets or properties are bound (together the "AIC CONTRACTS"):

                           3.17.1   all bonds, debentures,  notes, loans, credit
or loan agreements or loan commitments, mortgages, indentures, guarantees or other contracts relating to the borrowing of money or binding upon any properties or assets (real, personal or mixed, tangible or intangible) of AIC;

                           3.17.2   all  rental  or use  agreements,  contracts,
covenants or obligations which may involve the payment by or to AIC of more than $25,000;

                           3.17.3   any  contract,   agreement,   commitment  or
obligation to make any capital expenditures in excess of $25,000;

                           3.17.4   contracts, agreements,  commitments or other
obligations with any Person containing any provision or covenant limiting the ability of AIC to engage in any line of business or to compete with or to obtain products or services from any Person or limiting the ability of any Person to compete with or to provide products or services to, or obtain products or services from, AIC, or covering indemnification of another Person other than in the ordinary course of business;

                           3.17.5   any   profit-sharing  or  similar  contract,
agreement, understanding or obligation with any Person;

                           3.17.6   contracts, agreements,  commitments or other
obligations with respect to the purchase or sale by or to AIC of any product, equipment, facility, or similar item that by their respective terms do not expire or terminate or are not terminable by AIC, without penalty, premium or other liability within 30 days or may involve the payment by or to AIC of more than $25,000;

                           3.17.7   contracts, agreements,  commitments or other
obligations to provide services or facilities by or to AIC or to or by another Person which is not terminable by AIC within 30 days without penalty, premium or other liability or involving payment by AIC or the other Person of more than $25,000;

                           3.17.8   any contract  that provides for an increased
payment or benefit, or accelerated vesting, upon the execution of this Agreement or in connection with the transactions contemplated hereby;

                           3.17.9   any  contract  or  agreement   granting  any
Person a Lien on all or any part of any asset of AIC;

                           3.17.10  any    contract     providing     for    the
indemnification or holding harmless by AIC of any of its shareholders, officers, directors, employees or representatives;

                           3.17.11  all other contracts, agreements, commitments
or other obligations whether or not made in the ordinary course of business which may involve the expenditure by AIC of funds in excess of $25,000 per commitment (or under a group of similar commitments), or are otherwise material to AIC; or

                           3.17.12  all     other     contracts,     agreements,
commitments, or other obligations of any kind that involve or relate to any AIC Shareholder, officer, director, employee or consultant of AIC or any Affiliate or relative thereof.

True, correct and complete copies of all AIC Contracts have been made available to Xtrana. To the knowledge of AIC, the AIC Contracts are legal, valid, binding and enforceable in accordance with their respective terms with respect to AIC and each other party to such AIC Contracts. There are no existing defaults or breaches of AIC under any AIC Contract (or events or conditions which, with notice or lapse of time or both would constitute a default or breach) and, to the knowledge of AIC, there are no such defaults (or events or conditions which, with notice or lapse of time or both, would constitute a default or breach) with respect to any third party to any AIC Contract. Except as set forth on the AIC Disclosure Schedule, AIC is not participating in any discussions or negotiations regarding modification of or amendment to any AIC Contract or entry in any new material contract applicable to AIC or the real or personal property of AIC. The AIC Disclosure Schedule specifically identifies each AIC Contract set forth therein that requires the consent of or notice to the other party thereto to avoid any breach, default or violation of such contract, agreement or other instrument in connection with the transactions contemplated by this Agreement.

                  3.18 RECEIVABLES. All of the receivables of AIC are enforceable, represent BONA FIDE transactions, and arose in the ordinary course of business of AIC, and are reflected properly in its books and records. All of AIC's receivables are reasonably believed by AIC to be collectible in accordance with past practice and the terms of such receivables, without set off or counterclaims except to the extent of reserves therefor set forth in the most recent balance sheet included in the AIC Financial Statements or, for receivables arising subsequent to September 30, 2004, as reflected on the books and records of AIC. No customer or supplier of AIC has any reasonable basis to believe that it has or would be entitled to any payment terms other than terms in the ordinary course of business, including any prior course of conduct.

                  3.19 PERSONAL PROPERTY. AIC has good, clear and marketable title to all the tangible properties and tangible assets reflected in AIC's latest balance sheet as being owned by AIC or acquired after the date thereof which are, individually or in the aggregate, material to AIC's business (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business), free and clear of all Liens. All equipment and other items of tangible personal property and assets of AIC (a) are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, and (b) are usable in the regular and ordinary course of AIC's business.

                  3.20 REAL PROPERTY. AIC does not own any real property. The AIC Disclosure Schedule sets forth all real property leases to which AIC is a party. AIC has a valid leasehold interest in such leased real property, and such leases are in full force and effect. The improvements and fixtures on such real property leased by AIC are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted.

                  3.21 INTELLECTUAL PROPERTY RIGHTS. AIC owns, or is licensed or otherwise has the valid rights to use, all Intellectual Property used in the conduct of its business (the "AIC INTELLECTUAL PROPERTY"). The AIC Disclosure Schedule contains an accurate and complete list of all: (a) Intellectual Property owned by AIC, (b) Intellectual Property licensed to AIC, including a list of all agreements related thereto, and (c) licenses granted by AIC to others to use AIC's Intellectual Property, including a list of all agreements related thereto (in each case excluding licenses available in consumer retail stores or subject to "shrink-wrap" license agreements), in each case that is the subject of an application, certificate, filing or registration with a Governmental Entity. AIC owns all right, title and interest in and to the Intellectual Property owned by it, free and clear of any Liens. AIC has the sole and exclusive right to use AIC Intellectual Property licensed to it, and the consummation of the transaction contemplated hereby will not alter or impair any such rights. No claims have been asserted by any Person challenging or questioning the validity or effectiveness of any licenses or agreements related to the Intellectual Property licensed by, or licensed to, AIC, and to the knowledge of AIC, there is no valid basis for any such claim. To the knowledge of AIC, the use by AIC of any Intellectual Property owned or licensed to it does not violate or infringe the rights of any Person. To the knowledge of AIC, neither AIC nor any other Person is in default under any license or other agreement relating to any AIC Intellectual Property, and all such licenses and agreements are valid, in full force and effect and enforceable. AIC has taken reasonable steps to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, AIC Intellectual Property. No present or former employee or consultant of AIC owns or has any proprietary, financial or other interest, direct or indirect (other than through ownership of AIC Common Stock), in whole or in part, in any AIC Intellectual Property.

                  3.22 TRANSACTIONS WITH RELATED PARTIES. AIC is not a party to any contract, lease, license, commitment or arrangement, written or oral, which, were AIC a "registrant" under the Exchange Act, would be required to be disclosed pursuant to Item 404(a) or (c) of Regulation S-B as promulgated by the SEC, and there are no loans outstanding to or from any Person specified in Item 404(a) of Regulation S-B from or to AIC.

                  3.23 NO GUARANTIES. None of the obligations or liabilities of AIC incurred in connection with the operation of its business is guaranteed by or subject to a similar contingent obligation of any other Person. AIC has not guaranteed or become subject to a similar contingent obligation in respect of the obligations or liabilities of any other Person. There are no outstanding letters of credit, surety bonds or similar instruments of AIC or any of its Affiliates.

                  3.24 INSURANCE. The AIC Disclosure Schedule contains a complete and correct list of all insurance policies carried by or for the benefit of AIC. AIC delivered to Xtrana schedules specifying the insurer, amount of and nature of coverage, the risk insured against, the deductible amount (if any) and the date through which coverage will continue by virtue of premiums already paid of each such insurance policies. AIC is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which AIC is engaged. AIC does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  3.25 CUSTOMER RELATIONS. The AIC Disclosure Schedule contains a complete and accurate list of the names and addresses of each customer that generated more than $40,000 in revenue for AIC during since January 1, 2003. Except as set forth in the AIC Disclosure Schedule no such customer (or former customer) during the last twelve (12) months has canceled, terminated or, to the knowledge of AIC, made any threat to cancel or otherwise terminate its contract or to decrease its usage of AIC's services or products. AIC has not received any notice or has any knowledge to the effect that any current customer or supplier may terminate or materially alter its business relations with AIC, either as a result of the transactions contemplated by this Agreement or otherwise.

                  3.26 PRODUCT OR SERVICE DEFECTS; LIABILITY. AIC is not aware of any material defects in any of its products or the design thereof, nor in any of the services it provides. AIC has not received any customer complaints or third party reports concerning alleged defects in its products, the design thereof or its services that, if true, could have a Material Adverse Effect on AIC, nor has AIC had any of its products returned by a purchaser thereof other than for minor, nonrecurring warranty problems. AIC has no liabilities (and, to the knowledge of AIC, there is no basis for any present or future action against AIC giving rise to any liability) arising out of any injury to individuals or property as a result of ownership, possession or use of any product designed, manufactured, sold, leased or delivered by AIC.

                  3.27 PRODUCT WARRANTY. Each product manufactured, sold, leased or delivered by AIC has been manufactured, sold, leased or delivered, as the case may be, in conformity in all material respects with all applicable law, all contracts to which AIC is a party, and all express and implied warranties, and AIC does not have any liability (and, to the knowledge of AIC, there is no basis for any present or future actions against AIC giving rise to any such liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the Financial Statements (rather than in any notes thereto) as adjusted for the passage of time through the Effective Time in accordance AIC's ordinary course of business, consistent with GAAP. No product designed, manufactured, sold, leased or delivered by AIC is subject to any guaranty, warranty or other indemnity or similar liability beyond the applicable standard terms and conditions of sale or lease.

                  3.28 LICENSES. AIC owns or possesses all of the material Licenses which are necessary to enable it to carry on its business as presently conducted. All such Licenses are valid, binding, and in full force and effect. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby will not adversely affect any such License.

                  3.29 RECORDS. The books of account, corporate records and minute books of AIC are complete and correct in all material respects. Complete and accurate copies of all such books of account, corporate records and minute books and of the stock register of AIC have been provided to Xtrana.

                  3.30 NO BROKERS OR FINDERS. AIC has not, and its Affiliates, officers, directors or employees have not, employed any broker or finder or incurred any liability for any brokerage or finder's fee or commissions or similar payment in connection with any of the transactions contemplated hereby.

                  3.31 BOARD RECOMMENDATION. The Board of Directors of AIC has unanimously determined that the terms of the Merger are fair to and in the best interests of the AIC Shareholders and recommended that the AIC Shareholders approve the Merger.

                  3.32 DISCLOSURE. AIC has disclosed to Xtrana all facts material to AIC's business, operations, assets, liabilities, prospects, properties, condition (financial or otherwise) and results of operations. Neither this Agreement, nor any Schedule or Exhibit to this Agreement, nor any other statements, documents or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and therein not misleading in light of the circumstances under which such statements were made. None of the information supplied by AIC in connection with the solicitation by Xtrana of the Xtrana Stockholders' Approval contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  3.33 REQUIRED AIC VOTE. The affirmative votes of (a) the holders of a majority of the shares of AIC Shares voting together as one class on an as-converted basis and (b) the holders of AIC Series A Preferred Stock and AIC Series A-1 Preferred Stock, voting together as one class, are the only votes of the holders of any class or series of AIC's securities necessary to approve the Merger (the "AIC SHAREHOLDERS' APPROVAL").

         4.       REPRESENTATIONS AND WARRANTIES OF XTRANA AND MERGERCO.

         Except as set forth in the disclosure schedule delivered by Xtrana to AIC at the time of execution of this Agreement and attached hereto (the "XTRANA DISCLOSURE SCHEDULE"), Xtrana and MergerCo, jointly and severally, represent and warrant to AIC as follows:

                  4.1 ORGANIZATION, STANDING AND CORPORATE POWER. Xtrana is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to carry on its business as now being conducted. MergerCo is duly organized, validly existing and in good standing under the laws of the State of California, and has the requisite corporate power and authority to carry on its business as now being conducted.

                  4.2 NO SUBSIDIARIES. Other than MergerCo, Xtrana does not currently own, directly or indirectly, any capital stock or other equities, securities or interests in any other corporation or in any limited liability company, partnership, joint venture or other association.

                  4.3      CAPITAL STRUCTURE.

                           4.3.1    The  authorized   capital  stock  of  Xtrana
consists of 50,000,000 shares of Xtrana Common Stock, $0.01 par value, of which 16,533,269 shares of Xtrana Common Stock are issued and outstanding as of the date of this Agreement. All outstanding shares of capital stock of Xtrana are, and all shares which may be issued pursuant to this Agreement will be, when issued, duly authorized, validly issued, fully paid and nonassessable and, not subject to preemptive rights, and issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of Xtrana having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of Xtrana Common Stock may vote. Except as set forth on the Xtrana Disclosure Schedule, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which Xtrana is a party or by which any of them is bound obligating Xtrana to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of Xtrana or obligating Xtrana to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of Xtrana or obligating Xtrana to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding contractual obligations, commitments, understandings or arrangements of Xtrana to repurchase, redeem or otherwise acquire or make any payment in respect of any shares of capital stock of Xtrana. There are no agreements or arrangements pursuant to which Xtrana is or could be required to register shares of Xtrana Common Stock or other securities under the Securities Act or other agreements or arrangements with or among any holder of Xtrana securities with respect to securities of Xtrana.

                           4.3.2    The  authorized  capital  stock of  MergerCo
consists of 1,000 shares of Common Stock, all of which are issued and outstanding as of the date of this Agreement and held by Xtrana. All outstanding shares of capital stock of MergerCo are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding bonds, debentures, notes or other indebtedness or other securities of MergerCo having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which holders of MergerCo Common Stock may vote. Other than as provided in this Agreement, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which MergerCo is a party or by which any of them is bound obligating MergerCo to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of MergerCo or obligating MergerCo to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or other equity securities of MergerCo or obligating MergerCo to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

                  4.4 AUTHORITY. Each of Xtrana and MergerCo has the requisite corporate and other power and authority to enter into this Agreement and, subject to obtaining the Xtrana Stockholders' Approval (as defined in SECTION 4.15), to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by each Xtrana and MergerCo and the consummation by Xtrana and MergerCo of the transactions contemplated hereby have been duly authorized by the Board of Directors of Xtrana; the Board of Directors has recommended adoption of this Agreement by the stockholders of Xtrana; and no other corporate proceedings on the part of Xtrana or its stockholders are necessary to authorize the execution, deliver and performance of this Agreement by Xtrana and the consummation by Xtrana of the transaction contemplated hereby, other than obtaining the Xtrana Stockholders' Approval. This Agreement has been duly executed and delivered by each of Xtrana and MergerCo and constitutes a valid and binding obligation of each of Xtrana and MergerCo, enforceable against such Party in accordance with its terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

                  4.5 NON-CONTRAVENTION. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement and compliance with the provisions hereof will not, conflict with, or result in any breach or violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of or "put" right with respect to any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of either Xtrana or MergerCo under, (i) the Certificate or Articles of Incorporation or Bylaws of Xtrana or MergerCo, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Xtrana or MergerCo, their respective properties or assets, or (iii) subject to the governmental filings and other matters referred to in the following sentence, any judgment, order, decree, statute, law, ordinance, rule, regulation or arbitration award applicable to Xtrana or MergerCo, their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, breaches, violations, defaults, rights, losses or Liens that individually or in the aggregate could not have either a Material Adverse Effect on Xtrana or MergerCo or could not prevent, hinder or delay the ability of Xtrana or MergerCo to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Xtrana or MergerCo in connection with the execution and delivery of this Agreement by Xtrana or MergerCo or the consummation by Xtrana and MergerCo of the transactions contemplated hereby, except, with respect to this Agreement, for the filing of the Certificate of Merger and other appropriate merger documents required by the CGCL with the Secretary of State and appropriate documents with the relevant authorities of other states in which Xtrana is qualified to do business.

                  4.6      SEC DOCUMENTS; UNDISCLOSED LIABILITIES.

                           4.6.1    For all  periods  subsequent  to  January 1,
2000, Xtrana has filed all reports, schedules, forms, statements and other documents as required by the SEC in a timely basis (or has received a valid extension of such time of filing and has filed any such reports or other documents prior to the expiration of any such extension), and Xtrana has delivered or made available to AIC all reports, schedules, forms, statements and other documents filed with the SEC during such period (collectively, and in each case including all exhibits and schedules thereto and documents incorporated by reference therein, the "XTRANA SEC DOCUMENTS"). As of their respective dates (or, if amended, supplemented or superseded by a filing prior to the date hereof, then as of the date of such amendment, supplement or superseding filing) the Xtrana SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Xtrana SEC Documents, and none of the Xtrana SEC Documents (including any and all consolidated financial statements included therein) as of such date contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements of Xtrana included in such Xtrana SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited consolidated quarterly statements, as permitted by Form 10-QSB of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly and accurately present the consolidated financial position of Xtrana as of the dates thereof and the consolidated results of operations and changes in cash flows for the periods covered thereby (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments as determined by Xtrana's independent accountants). Except as set forth in the Xtrana SEC Documents, at the date of the most recent financial statements of Xtrana included in the Xtrana SEC Documents, Xtrana did not have, and since such date Xtrana has not incurred, any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) except for liabilities and obligations that have been incurred since the date of the most recent balance sheet included in the Xtrana Financial Statements in the ordinary course of business and are not (singly or in the aggregate) material to Xtrana's business.

                           4.6.2    The  Xtrana  SEC   Documents   include   all
certifications and statements required of it, if any, by (i) Rule 13a-14 or 15d-14 under the Exchange Act, and (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), and each of such certifications and statements contain no qualifications or exceptions to the matters certified therein other than a knowledge qualification, permitted under such provision, and have not been modified or withdrawn and neither Xtrana nor any of its officers has received any notice from the SEC or any other Governmental Entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certifications or statements.

                           4.6.3    Xtrana  is in  compliance  in  all  material
respects with all of the provisions of the Sarbanes-Oxley Act of 2002, and the provisions of the Exchange Act and the Securities Act relating thereto which under the terms of such provisions (including the dates by which such compliance is required) have become applicable to Xtrana.

                  4.7 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as disclosed in the Xtrana SEC Documents, since the date of the most recent financial statements included in the Xtrana SEC Documents, Xtrana has conducted its business only in the ordinary course consistent with past practice in light of its current business circumstances, and there is not and has not been: (i) any Material Adverse Change with respect to Xtrana; (ii) any condition, event or occurrence which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect or give rise to a Material Adverse Change with respect to Xtrana; (iii) any event which, if it had taken place following the execution of this Agreement, would not have been permitted by SECTION 5.1 without the prior consent of AIC; or (iv) any condition, event or occurrence which could reasonably be expected to prevent, hinder or materially delay the ability of Xtrana to consummate the transactions contemplated by this Agreement.

                  4.8 INFORMATION SUPPLIED. None of the information included or incorporated by reference in the proxy statement relating to the Xtrana Stockholders' Meeting (as defined in SECTION 6.4.2), as amended or supplemented from time to time (as so amended and supplemented, the "PROXY STATEMENT"), and any other documents to be filed by Xtrana with the SEC or any other Governmental Entity in connection with the Merger and the other transactions contemplated hereby will, on the date of its filing or, in the case of the Proxy Statement, at the date it is mailed to stockholders of Xtrana and at the time of the Xtrana Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to any solicitation of proxies for the Xtrana Stockholders' Meeting which shall have become false or misleading, except that no representation is made by Xtrana with respect to information supplied in writing by or on behalf of AIC for inclusion therein. The Proxy Statement filed by Xtrana with the SEC under the Exchange Act relating to the Xtrana Stockholders' Meeting, and any other documents to be filed with the SEC in connection with the Merger, will comply as to form in all material respects with the Exchange Act.

                  4.9 CERTAIN EMPLOYEE PAYMENTS. Xtrana is not a party to any employment agreement which could result in the payment to any current, former or future director or employee of Xtrana of any money or other property or rights or accelerate or provide any other rights or benefits to any such employee or director as a result of the transactions contemplated by this Agreement, whether or not (i) such payment, acceleration or provision would constitute a "parachute payment" (within the meaning of Section 280G of the Code), or (ii) some other subsequent action or event would be required to cause such payment, acceleration or provision to be triggered.

                  4.10 TAX RETURNS AND TAX PAYMENTS. Xtrana is not subject to any liabilities or claims for Taxes, including Taxes relating to prior periods, other than those set forth or adequately reserved against in the financial statements included in the Xtrana SEC Documents or those incurred since the date of the most recent balance sheet included in the Xtrana SEC Documents in the ordinary course of business. Xtrana has duly filed when due all Tax Returns in connection with and in respect of its business, assets and employees, and has timely paid and discharged all amounts shown as due thereon. Xtrana has made available to AIC accurate and complete copies of all of its Tax Returns for all periods, except those periods for which returns are not yet due. Xtrana has not received any notice of any Tax deficiency outstanding, proposed or assessed against or allocable to it, and has not executed any waiver of any statute of limitations on the assessment or collection of any Tax or executed or filed with any Governmental Entity any contract or other agreement now in effect extending the period for assessment or collection of any Taxes against it. There are no Liens for Taxes upon, pending against or threatened against, any asset of Xtrana. Xtrana is not subject to any Tax allocation or sharing agreement.

                  4.11 RECORDS. The books of accounts, corporate records and minute books of Xtrana and MergerCo are complete and correct in all material respects. Complete and accurate copies of all such books of account, corporate records and minute books of Xtrana and MergerCo have been provided to AIC.

                  4.12 MERGERCO. MergerCo has been formed for the sole purpose of effecting the Merger and, except as contemplated by this Agreement, MergerCo has not conducted any business activities and does not have any material liabilities.

                  4.13 NO BROKERS OR FINDERS. Neither Xtrana, MergerCo, nor their respective Affiliates, officers, directors or employees have, employed any broker or finder or incurred any liability for any brokerage or finder's fee or commissions or similar payment in connection with any of the transactions contemplated hereby.

                  4.14 BOARD RECOMMENDATION. The Board of Directors of Xtrana has unanimously determined that the terms of the Merger are fair to and in the best interests of the Stockholders of Xtrana and recommended that the holders of Xtrana Common Stock approve the Merger.

                  4.15 REQUIRED XTRANA VOTE. The affirmative vote of the holders of a majority of shares of Xtrana Common Stock is the only vote of the holders of any class or series of Xtrana's securities necessary to approve the Merger (the "XTRANA STOCKHOLDERS' APPROVAL").

                  4.16 LEGAL PROCEEDINGS. There is no suit, action, claim, arbitration, proceeding or investigation pending or, to the knowledge of Xtrana, threatened against, relating to or involving Xtrana, or real or personal property of Xtrana, before any Governmental Entity or other third party. To the knowledge of Xtrana, there is no basis for any such suit, action, proceeding or investigation.

                  4.17 TRANSACTIONS WITH APPLERA CORPORATION. Xtrana provided to AIC true and complete copies of all agreements, instruments, certificates and other documents entered or delivered in connection with the Assignment Agreement dated as of January 26, 2004 by and between Xtrana and Applera Corporation, through its Applied Biosystems Group ("ABI"), as amended by the First Amendment to Assignment Agreement dated as of March 31, 2004, between Xtrana and ABI (as amended, the "ASSIGNMENT AGREEMENT"), including all amendments, supplements, exhibits and ancillary agreements related thereto (collectively, the "ABI AGREEMENTS"). Other than breaches or potential breaches that have been waived, all representations warranties made by Xtrana in the Assignment Agreement were true and correct on the date of the Assignment Agreement and on the closing of the transactions under the Assignment Agreement. Xtrana is in compliance in all material respects with and has not breached, violated or defaulted under in any material respect, or received notice that it has breached, violated or defaulted under, any of the terms or conditions of the ABI Agreements, nor has there occurred any event or condition that could reasonably constitute such a breach, violation or default with the lapse of time, giving of notice or both, and Xtrana is not aware of any legitimate basis for any indemnification claim against Xtrana under the ABI Agreements. The ABI Agreements and the consummation of the transactions contemplated thereby did not breach or caused a default under the Cooperation Agreement No. 70NANB5H1109 between Xtrana and the National Institutes of
Standards and Technology (the "NIST AGREEMENT") or under Contract DAMB 17-00-C-001 between Xtrana and the U.S. Army (the "US ARMY AGREEMENT"). Xtrana has at all times complied with all terms and conditions of the NIST Agreement and the US Army Agreement, and except pursuant to the Confirmatory Licenses dated February 18, 2004 and February 20, 2004, true and complete copies of which were delivered to AIC, Xtrana has no obligations under the NIST Agreement or the US Army Agreement required to be performed after the date of this Agreement.

                  4.18 CONTRACTS AND COMMITMENTS. The Xtrana Disclosure Schedule contains a true, complete and accurate list of each of the following written, and to Xtrana's knowledge, oral, contracts, agreements, understandings or other obligations to which Xtrana is a party or by which any of its assets or properties are bound (together the "XTRANA CONTRACTS"):

                           4.18.1   all bonds, debentures,  notes, loans, credit
or loan agreements or loan commitments, mortgages, indentures, guarantees or other contracts relating to the borrowing of money or binding upon any properties or assets (real, personal or mixed, tangible or intangible) of Xtrana;

                           4.18.2   all  rental  or use  agreements,  contracts,
covenants or obligations which may involve the payment by or to Xtrana of more than $25,000;

                           4.18.3   any  contract,   agreement,   commitment  or
obligation to make any capital expenditures in excess of $25,000;

                           4.18.4   contracts, agreements,  commitments or other
obligations with any Person containing any provision or covenant limiting the ability of Xtrana to engage in any line of business or to compete with or to obtain products or services from any Person or limiting the ability of any Person to compete with or to provide products or services to, or obtain products or services from, Xtrana, or covering indemnification of another Person other than in the ordinary course of business;

                           4.18.5   any   profit-sharing  or  similar  contract,
agreement, understanding or obligation with any Person;

                           4.18.6   contracts, agreements,  commitments or other
obligations with respect to the purchase or sale by or to Xtrana of any product, equipment, facility, or similar item that by their respective terms do not expire or terminate or are not terminable by Xtrana, without penalty, premium or other liability within 30 days or may involve the payment by or to Xtrana of more than $25,000;

                           4.18.7   contracts, agreements,  commitments or other
obligations to provide services or facilities by or to Xtrana or to or by another Person which is not terminable by Xtrana within 30 days without penalty, premium or other liability or involving payment by Xtrana or the other Person of more than $25,000;

                           4.18.8   any contract  that provides for an increased
payment or benefit, or accelerated vesting, upon the execution of this Agreement or in connection with the transactions contemplated hereby;

                           4.18.9   any  contract  or  agreement   granting  any
Person a Lien on all or any part of any asset of Xtrana;

                           4.18.10  any    contract     providing     for    the
indemnification or holding harmless by Xtrana of any of its shareholders, officers, directors, employees or representatives;

                           4.18.11  all other contracts, agreements, commitments
or other obligations whether or not made in the ordinary course of business which may involve the expenditure by Xtrana of funds in excess of $25,000 per commitment (or under a group of similar commitments), or are otherwise material to Xtrana; or

                           4.18.12  all     other     contracts,     agreements,
commitments, or other obligations of any kind that involve or relate to any holder of Xtrana Common Stock, officer, director, employee or consultant of Xtrana or any Affiliate or relative thereof.

True, correct and complete copies of all Xtrana Contracts have been made available to AIC. To the knowledge of Xtrana, the Xtrana Contracts are legal, valid, binding and enforceable in accordance with their respective terms with respect to Xtrana and each other party to such Xtrana Contracts. There are no existing defaults or breaches of Xtrana under any Xtrana Contract (or events or conditions which, with notice or lapse of time or both would constitute a default or breach) and, to the knowledge of Xtrana, there are no such defaults (or events or conditions which, with notice or lapse of time or both, would constitute a default or breach) with respect to any third party to any Xtrana Contract. Except as set forth on the Xtrana Disclosure Schedule, Xtrana is not participating in any discussions or negotiations regarding modification of or amendment to any Xtrana Contract or entry in any new material contract applicable to Xtrana or the real or personal property of Xtrana. The Xtrana
Disclosure Schedule specifically identifies each Xtrana Contract set forth therein that requires the consent of or notice to the other party thereto to avoid any breach, default or violation of such contract, agreement or other instrument in connection with the transactions contemplated by this Agreement.

         The Xtrana Disclosure Schedule contains a true, complete and accurate list of each written contract, agreement, understanding or other obligation to which Xtrana was a party or by which any of its assets or properties was bound that was terminated by Xtrana since May 14, 2004 (together the "TERMINATED XTRANA Contracts"). True, correct and complete copies of all Terminated Xtrana Contracts have been made available to AIC. Each of the Terminated Xtrana Contracts was terminated in full compliance with its terms or with the written consent of the other party to such Terminated Xtrana Contract, in each case without any liability to Xtrana.

                  4.19 INSURANCE. The Xtrana Disclosure Schedule contains a complete and correct list of all insurance policies carried by or for the benefit of Xtrana, specifying the insurer, amount of and nature of coverage, the risk insured against, the deductible amount (if any) and the date through which coverage will continue by virtue of premiums already paid.

                  4.20 PRODUCT OR SERVICE DEFECTS; LIABILITY. Xtrana is not aware of any material defects in any of its products (including products developed and sold prior to completion of the transactions under the ABI Agreements) or the design thereof, nor in any of the services it provides.
Xtrana has not received any customer complaints or third party reports concerning alleged defects in its products, the design thereof or its services that, if true, could have a Material Adverse Effect on Xtrana, nor has Xtrana had any of its products returned by a purchaser thereof other than for minor, nonrecurring warranty problems. Xtrana has no liabilities (and, to the knowledge of Xtrana, there is no basis for any present or future action against Xtrana giving rise to any liability) arising out of any injury to individuals or property as a result of ownership, possession or use of any product designed, manufactured, sold, leased or delivered by Xtrana.

                  4.21 PRODUCT WARRANTY. Each product manufactured, sold, leased or delivered by Xtrana has been manufactured, sold, leased or delivered, as the case may be, in conformity in all material respects with all applicable law, all contracts to which Xtrana is a party, and all express and implied warranties, and Xtrana does not have any liability (and, to the knowledge of Xtrana, there is no basis for any present or future actions against Xtrana giving rise to any such liability) for replacement or repair thereof or other damages in connection therewith, subject only to the reserve for product warranty claims set forth on the face of the financial statements included in the Xtrana SEC Documents (rather than in any notes thereto) as adjusted for the passage of time through the Effective Time in accordance Xtrana's ordinary course of business, consistent with GAAP. No product designed, manufactured, sold, leased or delivered by Xtrana is subject to any guaranty, warranty or other indemnity or similar liability beyond the applicable standard terms and conditions of sale or lease.

                  4.22 BENEFIT PLANS. The Xtrana Disclosure Schedule contains a true and complete list of each Benefit Plan currently sponsored, maintained or contributed to by Xtrana as well as any "employee benefit plan" as defined in Section 3(3) of ERISA of Xtrana. Any special tax status enjoyed by such plan is noted on such schedule. With respect to each Benefit Plan and "employee benefit plan" identified on the Xtrana Disclosure Schedule, Xtrana has heretofore delivered or made available to AIC true and complete copies of the plan documents and any amendments thereto (or, if the plan is not written, a written description thereof). Xtrana has performed in all material respects all obligations required to be performed by it under each Benefit Plan and "employee benefit plan" identified on the Xtrana Disclosure Schedule, and each such Benefit Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including but not limited to ERISA or the Code. Xtrana's records accurately reflect its employees' employment histories, including their hours of service, and all such data is maintained in a usable form. Xtrana has taken all actions required to terminate the Xtrana, Inc. 401(k) Plan.

                  4.23 DISCLOSURE. None of the information supplied by Xtrana in connection with the solicitation by AIC of the AIC Shareholders' Approval contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         5.       COVENANTS RELATING TO CONDUCT OF BUSINESS PRIOR TO MERGER.

                  5.1 CONDUCT OF AIC, XTRANA AND MERGERCO. Except as expressly permitted by this Agreement, between the date of this Agreement and the Effective Time, each of Xtrana and AIC shall conduct its business only in the ordinary course in substantially the same manner as heretofore conducted, and use all its reasonable efforts to preserve intact its present business organization and employees and to preserve the goodwill of Persons with which it has business relations. Without limiting the generality of the foregoing, except as otherwise expressly provided in this Agreement, between the date of this Agreement and the Effective Time, (i) each of Xtrana and AIC shall pay accounts payable and pay and perform other obligations of its business when they become due and payable in the ordinary course of business consistent with past practice, or when required to be performed, as the case may be, and (ii) each of Xtrana, MergerCo and AIC shall (unless otherwise mutually agreed to in writing):

                           5.1.1    not  amend  or  alter  its   certificate  or
articles of incorporation, bylaws, or similar charter documents (except as required to effect the Reverse Stock Split (as defined in SECTION 6.4.2 below) and the Note Conversion);

                           5.1.2    not engage in any transaction, except in the
normal and ordinary course of business, or create or suffer to exist any Lien or other encumbrance upon any of its assets or which will not be discharged in full prior to the Effective Time;

                           5.1.3    not  sell,   exchange,   lease,   assign  or
otherwise transfer any of its assets, or cancel or compromise any debts or claims relating to their assets, other than for fair value, in the ordinary course of business, and consistent with past practice;

                           5.1.4    not,  other  than  in  connection  with  the
Reverse Stock Split, with respect to Xtrana, and the Note Conversion, with respect to AIC, (i) declare, set aside or pay any dividends on or make other distributions in respect of any of its capital shares, (ii) split, combine, reclassify or take similar action with respect to any of its capital shares or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for its capital shares (other than the Reverse Stock Split), (iii) adopt a plan of complete or partial liquidation or resolutions providing for or authorizing such liquidation or a dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, or (iv) directly or indirectly redeem, repurchase or otherwise acquire any capital shares or any option with respect thereto, except for repurchases in connection with an existing option plan that result from a participant's use of such Party's Common Stock to exercise options or pay withholding taxes in connection with such exercise;

                           5.1.5    not  sell,  issue,  grant or  authorize  the
issuance or grant of any capital stock, other security (including the sale, transfer or grant of any treasury shares) or any obligation convertible or exchangeable for capital stock or any other security, except that (i) AIC may issue up to 7,343,418 shares of AIC Series A-1 Preferred Stock pursuant to the Note Conversion, (ii) AIC may issue AIC Common Stock upon the valid exercise of stock options and warrants outstanding as of the date of this Agreement and
(iii) AIC may grant options to purchase shares of AIC Common Stock at fair market value in the ordinary course of business consistent with past practice to its employees, officers, directors and consultants;

                           5.1.6    not  fail  to  use  reasonable   efforts  to
preserve intact its present business organizations, keep available the services of its employees (except as expressly provided herein) and preserve its material relationships with customers, suppliers, licensors, licensees, distributors and others, to the end that its good will and on-going business not be impaired prior to the Effective Time;

                           5.1.7    not organize any  subsidiary  or acquire any
capital stock or other equity securities of any Person or any equity or ownership interest in any business;

                           5.1.8    not enter into any  instrument  which  would
constitute an AIC Contract, as applicable, or enter into any material amendment, supplement or waiver in respect of any AIC Contract, in each case except in the ordinary course of business consistent with past practice;

                           5.1.9    not incur any  severance  pay  obligation by
reason of this Agreement or the transactions contemplated hereby;

                           5.1.10   not  grant or extend  any power of  attorney
other than in the ordinary course of business which does not affect a material part of its business;

                           5.1.11   keep  in full  force  and  effect  insurance
comparable in amount and scope of coverage to insurance now carried by it;

                           5.1.12   not make any material change with respect to
their business in accounting or bookkeeping methods, principles or practices, except as required by GAAP;

                           5.1.13   promptly  advise the other  Party in writing
of any Material Adverse Effect with respect to it;

                           5.1.14   not agree or  otherwise  commit,  whether in
writing or otherwise, to do, or take any action or omit to take any action that would result in, any of the foregoing;

                           5.1.15   not acquire or agree to acquire,  by merging
or consolidating with, by purchasing an equity interest in or a portion of the assets of, by licensing or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person, except for the purchase of assets from suppliers or vendors in the ordinary course of business; or

                           5.1.16   not make any  expenditure  or enter into any
commitment or transaction exceeding $30,000 other than purchases in the ordinary course of business consistent with past practices.

                  5.2 ADVICE OF CHANGES. Each Party shall promptly advise the other Party in writing of (a) any event occurring subsequent to the date of this Agreement that would render any representation or warranty of AIC contained in SECTION 3 or Xtrana contained in SECTION 4 untrue or inaccurate such that the condition set forth in SECTIONS 7.2 or 7.3 would not be satisfied, (b) any breach of any covenant or obligation of AIC or Xtrana pursuant to this Agreement such that the condition set forth in SECTIONS 7.2 and 7.3 would not be satisfied, (c) any Material Adverse Change or Effect in AIC or Xtrana, or (d) any change, event, circumstance, condition or effect that would reasonably be expected to result in a Material Adverse Change or Effect on AIC or Xtrana or cause any of the conditions set forth in SECTIONS 7.2 or 7.3 not to be satisfied, including any communication related to the ABI Agreements; PROVIDED, HOWEVER, that the delivery of any notice pursuant to this SECTION 5.2 shall not be deemed to amend or supplement the AIC or Xtrana Disclosure Schedule.

                  5.3 SEC REPORTS. Xtrana shall use commercially reasonable efforts to (a) cause the forms, reports, schedules, statements and other documents required to be filed with the SEC by Xtrana between the date of this Agreement and the Effective Time to be filed in a timely manner and (b) remain a "reporting person" for purposes of the Exchange Act.

         6.       ADDITIONAL AGREEMENTS.

                  6.1 PROMISSORY NOTE. As soon as reasonably practicable, but in any event within two (2) business days, following the completion by AIC of the Note Conversion and delivery of evidence satisfactory to Xtrana and its counsel that all obligations under all convertible promissory notes of AIC outstanding as of the date hereof have been satisfied in full, Xtrana shall make a loan to AIC in the amount of $500,000, in exchange for execution and delivery of the Promissory Note and the Security Agreement (as defined in the Promissory
Note) by AIC to Xtrana. The issuance of the Promissory Note, the borrowing of the amounts thereunder and the grant of the liens contemplated by the Promissory Note and the Security Agreement by AIC are expressly consented to by the Parties an shall not constitute a breach of SECTION 5.1 of this Agreement.

                  6.2 AIC AUDIT. As soon as practicable following the execution and delivery of this Agreement but in no event later March 31, 2005, AIC shall cause its consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 to be audited (the "AIC AUDITED FINANCIAL
STATEMENTS") by a firm of independent certified public accountants (the "INDEPENDENT ACCOUNTANTS") and the Independent Accountants shall have consented to the inclusion of the AIC Audited Financial Statements, including the Independent Accountants' report thereon, in the Proxy Statement to be filed by Xtrana with the SEC and delivered to the Xtrana stockholders. The AIC Audited Financial Statements shall comply with all applicable requirements of the Exchange Act and the rules and regulations of the SEC so that they may be included by Xtrana in the Proxy Statement and any other filings required to be made by Xtrana with the SEC. Xtrana will pay the fees and expenses of the Independent Accountants for the audit of the AIC Audited Financial Statements and providing their consent for inclusion of the AIC Audited Financial Statements in the Proxy Statement (the "AUDIT FEES") upon submission of invoices by AIC.

                  6.3      FAIRNESS  HEARING.  Promptly after  execution of this
Agreement, the Parties will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things, including preparation and filing with the California Commissioner of Corporations of the documents required by the California Corporations Code, including but not limited to any required Permit Application, request for a hearing ("HEARING REQUEST") or notice of a hearing ("HEARING NOTICE") pursuant to Sections 25121 and 25142 of the California Corporations Code (collectively the "NOTICE MATERIALS"), in connection with the Merger and the issuance of the Merger Consideration and the assumption or replacement of the Assumed Options and Warrants, in order to perfect the exemption from registration provided by
Section 3(a)(10) of the Securities Act. Each Party will use commercially reasonable efforts to have the Permit Application, Hearing Request and Hearing Notice declared effective and to obtain the permit of the California
Commissioner of Corporation under the California Corporations Code (the "PERMIT") as promptly as practicable after such filing. Each of the Parties will promptly provide all information relating to their respective business and operations necessary for inclusion in the Notice Materials to satisfy all requirements of applicable state and federal securities laws. Each of the Parties will be solely responsible for any statement, information or omission in the Notice Materials relating to it or its Affiliates upon the written information furnished by it or its representatives.

                  6.4      STOCKHOLDER APPROVALS.

                           6.4.1    AIC  SHAREHOLDERS'  APPROVAL.  AIC shall, as
promptly as practicable following obtaining the Permit, duly submit this Agreement and the transactions contemplated by this Agreement to the AIC Shareholders for approval and adoption. In connection with the Merger, this Agreement and the other transactions contemplated hereby, the Board of Directors of AIC shall (i) recommend to the AIC Shareholders that they consent to, and use all commercially reasonable efforts to obtain the approvals by the AIC
Shareholders, of the Merger, this Agreement and the other transactions contemplated hereby, and (ii) otherwise comply with all requirements of applicable law and AIC's Articles of Incorporation and Bylaws in connection with obtaining the AIC Shareholders' Approval. AIC shall prepare and distribute to the AIC Shareholders a consent solicitation disclosure statement in connection with the solicitation of consents to obtain the AIC Shareholders' Approval, and shall provide Xtrana a reasonable period of time to review the disclosure statement prepared in connection with such consent solicitation prior to the delivery of such disclosure statement to the AIC Shareholders.

                           6.4.2    XTRANA STOCKHOLDERS' MEETING.  Xtrana shall,
as promptly as practicable following the delivery of the AIC Audited Financial Statements, duly call, give notice of, convene and hold a meeting of its stockholders (the "XTRANA STOCKHOLDERS' MEETING") for the purpose of approving (a) the Merger pursuant to this Agreement and the other transactions contemplated by this Agreement, (b) the change of its corporate name to Alpha Innotech Corp., and (c) the authorization of a one-for-ten reverse split of the Xtrana Common Stock to effected immediately prior the Effective Time (the "REVERSE STOCK SPLIT"). In connection with the Merger, this Agreement and the other transactions contemplated hereby, the Board of Directors of Xtrana shall (i) recommend to the stockholders of Xtrana that they consent to, and use all commercially reasonable efforts to obtain the approvals by the stockholders of Xtrana, of the Merger, this Agreement and the other transactions contemplated hereby, and (ii) otherwise comply with all requirements of applicable law and Xtrana's Certificate of Incorporation and Bylaws in connection with obtaining the Xtrana Shareholders' Approval.

                  6.5      BOARD OF DIRECTORS AND OFFICERS FOLLOWING CLOSING.

                           6.5.1    BOARD OF  DIRECTORS.  Xtrana  covenants  and
agrees to take all actions necessary such that, immediately following the Closing, the Board of Directors of Xtrana shall consist of the following individuals:

                           Nagesh Mhatre, Ph.D.             William Snider
                           Haseeb Chaudhry                  Michael Bick, Ph.D.
                           Darryl Ray, Ph.D.                James Chamberlain

who shall serve as the directors of Xtrana, each of such directors to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of Xtrana, in each case, until their respective successors shall have been elected and qualified or until otherwise provided by law. All other directors of Xtrana immediately prior to the Effective Time shall resign, effective as of the Effective Time.

                           6.5.2    OFFICERS.  Each of the Parties covenants and
agrees to take all actions necessary such that, immediately following the Closing, the officers of Xtrana immediately prior to the Effective Time shall resign and shall be replaced by the following individuals:

                  Haseeb Chaudhry...........  Chief Executive Officer
                  Darryl Ray, Ph.D..........  President, Chief Financial Officer
                                              and Chief Operating Officer

who shall serve as officers of Xtrana subject to the applicable provisions of the Certificate of Incorporation and Bylaws of Xtrana, in each case, until their respective successors shall have been duly appointed or until otherwise provided by law.

                  6.6      ACCESS TO INFORMATION; CONFIDENTIALITY.

                           6.6.1    ACCESS.  Each of Xtrana and AIC  shall,  and
shall (a) cause its officers, employees, counsel, financial advisors and other representatives to, afford to the other Party and its representatives reasonable access during normal business hours during the period prior to the Effective Time to its properties, books, contracts, commitments, personnel and records and
(b) during such period, cause its officers, employees and representatives to, furnish promptly to the other Party all information concerning its business, properties, financial condition, operations and personnel as such other Party may from time to time reasonably request. Except as required by law, each of AIC and Xtrana will hold, and will cause its respective directors, officers, employees, accountants, counsel, financial advisors and other representatives and Affiliates to hold, any nonpublic information in strict confidence and in accordance with the provisions of the Nondisclosure Agreement dated August 30, 2004 between AIC and Xtrana.

                           6.6.2    LIMITATIONS.  No  investigation  pursuant to
this SECTION 6.6 shall affect any representations or warranties of the parties herein or the conditions to the obligations of the parties hereto.

                  6.7      COMMERCIALLY  REASONABLE EFFORTS.  Upon the terms and
subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement. Xtrana and AIC will use their commercially reasonable efforts and cooperate with one another
(i) in promptly determining whether any filings are required to be made or consents, approvals, waivers, permits or authorizations are required to be obtained (or, which if not obtained, would result in an event of default, termination or acceleration of any agreement or any put right under any agreement) under any applicable law or regulation or from any Governmental Entities or third parties, including parties to loan agreements or other debt instruments and including such consents, approvals, waivers, permits or authorizations as may be required to transfer the assets and related liabilities of AIC to the Surviving Corporation in the Merger, in connection with the transactions contemplated by this Agreement, and (ii) in promptly making any such filings, in furnishing information required in connection therewith and in timely seeking to obtain any such consents, approvals, permits or authorizations.

                  6.8 PUBLIC ANNOUNCEMENTS. No party will issue any press release or other statements to any third party (other than to their respective agents) with respect to the transactions contemplated by this Agreement without the express written consent of the other parties, except as may be advised by counsel is necessary under applicable securities laws.

                  6.9 PREPARATION OF PROXY STATEMENT. Xtrana shall prepare and file with the SEC promptly after receiving the AIC Audited Financial Statement, the Proxy Statement with such assistance from AIC as may be required. If at any time prior to the Effective Time of the Merger any event shall occur that should be set forth in an amendment or a supplement to the Proxy Statement, Xtrana shall prepare and file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Xtrana and AIC shall cooperate with each other in the preparation of the Proxy Statement, and Xtrana shall notify AIC of the receipt of any comments of the SEC with respect to the Proxy Statement and of any requests by the SEC for any amendment or supplement thereto or for additional information, and shall provide to AIC promptly copies of all correspondence between the Xtrana or any representative of Xtrana and the SEC with respect to the Proxy Statement. Xtrana shall give AIC and its counsel reasonable opportunity to review the Proxy Statement and all responses to requests for additional information by and replies to comments of the SEC before their being filed with, or sent to, the SEC. Each of Xtrana and AIC agrees to use commercially reasonable efforts, after consultation with the other parties hereto, to respond promptly to all such comments of and requests by the SEC and to cause the Proxy Statement to be mailed to the holders of Xtrana Common Stock entitled to vote at the Xtrana Stockholders' Meeting at the earliest practicable time.

                  6.10     AMENDING  SCHEDULES.  From time to time  prior to the
Closing, the Parties shall promptly supplement or amend AIC Disclosure Schedules or Xtrana Disclosure Schedules, as applicable, hereto with respect to any matter arising after the date of this Agreement which, if existing or occurring at the date of this Agreement, would have been required to have been set forth in AIC Disclosure Schedules or Xtrana Disclosure Schedules, as applicable. Such supplement or amendment shall have the effect of curing any related misrepresentation or breach of warranty made in connection with the transactions contemplated by this Agreement; PROVIDED, HOWEVER, each Party shall have a five
(5) business days following receipt of any supplemented or amended AIC Disclosure Schedules or Xtrana Disclosure Schedules, as applicable, which supplement or amend the AIC Disclosure Schedules or Xtrana Disclosure Schedules, as applicable, in a material respect to elect (a) to terminate this Agreement without any further liability to any other Party hereunder, or (b) in such non-amending Party's sole discretion, to elect to waive such breach and consummate the transactions contemplated by this Agreement.

                  6.11 DEFERRED COMPENSATION. At the Closing, AIC's aggregate obligations for all deferred compensation shall be not more than $550,000 (the "DEFERRED COMPENSATION"). A schedule of the Deferred Compensation will be delivered by AIC to Xtrana prior the Closing and will be attached to this Agreement as SCHEDULE 6.11. At or promptly following the Closing, the Surviving Corporation or Xtrana may pay up to a total of $100,000 of the Deferred Compensation. Following the Closing, the Surviving Corporation and Xtrana shall be permitted to pay up to a total $30,000 of the Deferred
Compensation per month; PROVIDED, HOWEVER, that no payment of any Deferred Compensation shall be permitted to the extent such payment would result in
Xtrana having less than $1.7 million in cash following the payment. Notwithstanding the foregoing, all remaining Deferred Compensation may be paid by the Surviving Corporation or Xtrana at any time after June 30, 2006.

                  6.12 EXPENSES. Except as expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses.

                  6.13 NO SOLICITATION. Except as previously agreed to in writing by the other Party, neither AIC nor Xtrana nor any of their respective officers, directors, agents, representatives, or advisors shall solicit, initiate or encourage or take any action to facilitate the submission of inquiries, proposals or offers from any Person relating to any matter concerning any merger, consolidation, business combination, acquisition of all or any material part of the assets, business or stock, recapitalization or similar transaction involving AIC or Xtrana, respectively, other than the transaction contemplated by this Agreement or any other transaction the consummation of which would or could reasonably be expected to impede, interfere with, prevent or delay the Merger or which would or could be expected to dilute the benefits to AIC of the transactions contemplated hereby. AIC or Xtrana will immediately cease and cause to be terminated any existing activities, discussions and negotiations with any parties conducted heretofore with respect to any of the foregoing.

                  6.14 DILUTIVE FINANCINGS. From the Effective Date and for a period of twelve (12) months thereafter, Xtrana shall not, directly or indirectly, without the unanimous approval of the Xtrana Board of Directors, offer or sell any shares of Xtrana Common Stock, securities convertible, exercisable or exchangeable for Xtrana Common Stock or other equity securities of Xtrana at a price per share of Xtrana Common Stock issued (or issuable upon exercise, conversion or exchange of such other securities) less than one hundred ten percent (110%) of the Market Price; PROVIDED, HOWEVER, that the foregoing restriction shall not apply to shares of Xtrana Common Stock (or options to purchase such shares of Xtrana Common Stock) issued or issuable at not less than fair market value to officers, employees, or directors of, or consultants to, Xtrana pursuant to any stock purchase or option plan or other employee stock bonus arrangement or other similar agreement as approved by Xtrana Board of Directors or upon exercise or conversion of any securities convertible, exercisable or exchangeable for Xtrana Common Stock outstanding on the Closing Date.

                  6.15 TAX REPORTING. Consistent with the intent of the parties hereto, each of AIC and Xtrana shall treat, and cause its Affiliates to so treat, the Merger as a reorganization under Section 368(a) with respect to all Tax Returns, to the extent consistent with law.

                  6.16 FURTHER ASSURANCES. Each of Xtrana and AIC shall, and shall cause its Subsidiaries to, execute such further actions as may reasonably be requested by the other in order to consummate the Merger and other transaction contemplated by this Agreement and to use commercially reasonable efforts to take or cause to be taken all actions, and to do or cause to be done all things, necessary, proper or advisable under applicable laws and regulations to consummated and make effective the Merger and the other transactions contemplated hereby, including fully cooperating with the other in obtaining required statutory approvals and authorization of any Governmental Entities necessary or advisable to consummate the transactions contemplated hereby.

         7.       CONDITIONS PRECEDENT.

                  7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each Party to effect the Merger is subject to the satisfaction or waiver on or prior to the Closing Date of the following conditions:

                           7.1.1    STOCKHOLDER     APPROVAL.     The     Xtrana
Stockholders' Approval shall have been obtained.

                           7.1.2    FAIRNESS  HEARING.  Xtrana  shall  have been
issued a permit from the California Department of Corporations with respect to the issuance of Xtrana Common Stock pursuant to this Agreement, and such permit shall be in full force and effect.

                           7.1.3    NO INJUNCTIONS  OR RESTRAINTS.  No temporary
restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger shall be in effect.

                           7.1.4    REVERSE  STOCK  SPLIT.   Xtrana  shall  have
effected the Reverse Stock Split.

                  7.2 CONDITIONS TO OBLIGATIONS OF XTRANA. The obligations of Xtrana to effect the Merger are further subject to the following conditions:

                           7.2.1    REPRESENTATIONS    AND    WARRANTIES.    The
representations and warranties of AIC set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, unless made as of another date, in which case they shall be true and correct in all material respects as of such date.

                           7.2.2    PERFORMANCE OF OBLIGATIONS OF AIC. AIC shall
have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

                           7.2.3    NO MATERIAL  ADVERSE CHANGE.  Since the date
hereof there must have been no event, series of events or the lack of occurrence thereof which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect on AIC.

                           7.2.4    CONSENTS,  ETC.  Xtrana shall have  received
evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties as necessary in connection with the transactions contemplated hereby have been obtained.

                           7.2.5    SHAREHOLDER APPROVAL.  The AIC Shareholders'
Approval shall have been obtained by a vote of holders at least 90% of the issued and outstanding AIC Shares.

                           7.2.6    NO  DISSENTERS.  No AIC  Shareholders  shall
have dissented to the Merger or be entitled to exercise dissenters' rights in connection with the Merger.

                           7.2.7    NO LITIGATION. There shall not be pending or
threatened by any Governmental Entity any suit, action or proceeding (or by any other Person any suit, action or proceeding which has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the consummation of the Merger.

                           7.2.8    CONVERSION   OF   CONVERTIBLE   NOTES.   All
convertible notes or other convertible debt obligations of AIC shall have been converted into equity securities of AIC prior the Closing.

                           7.2.9    DEFERRED   COMPENSATION.   AIC's   aggregate
obligations for all deferred compensation shall be not more than $550,000.

                           7.2.10   LEGAL  OPINION.  Xtrana shall have  received
the legal opinion of counsel to AIC, in substantially the form of EXHIBIT F hereto.

                           7.2.11   OFFICER'S  CERTIFICATE.  Xtrana  shall  have
received an officer's certificate, substantially in the form of EXHIBIT D, duly executed on AIC's behalf.

                           7.2.12   SECRETARY'S  CERTIFICATE.  Xtrana shall have
received a Secretary's certificate, substantially in the form of EXHIBIT E, duly executed on AIC's behalf.

                           7.2.13   TERMINATION OF AIC  SHAREHOLDER  AGREEMENTS.
Each of (a) that certain Alpha Innotech Corporation Amended and Restated Information and Registration Rights Agreement among AIC and the persons listed on Exhibit A thereto and (b) that certain Alpha Innotech Corporation Amended and Restated Voting Agreement among AIC and the AIC Shareholders (in each case, as such agreements may be amended in connection with the Note Conversion or otherwise), shall have been terminated or shall automatically terminate at the Effective Time.

                  7.3 CONDITIONS TO OBLIGATION OF AIC. The obligation of AIC to effect the Merger is further subject to the following conditions:

                           7.3.1    REPRESENTATIONS    AND    WARRANTIES.    The
representations and warranties of Xtrana set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date, unless made as of another date, in which case they shall be true and correct in all material respects as of such date.

                           7.3.2    PERFORMANCE OF OBLIGATIONS OF XTRANA. Xtrana
shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

                           7.3.3    NO MATERIAL  ADVERSE CHANGE.  Since the date
hereof there must have been no event, series of events or the lack of occurrence thereof which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Xtrana.

                           7.3.4    CONSENTS,   ETC.  AIC  shall  have  received
evidence, in form and substance reasonably satisfactory to it, that such licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties as necessary in connection with the transactions contemplated hereby have been obtained.

                           7.3.5    NO LITIGATION. There shall not be pending or
threatened by any Governmental Entity any suit, action or proceeding (or by any other Person any suit, action or proceeding which has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the consummation of the Merger.

                           7.3.6    RESIGNATIONS.  Xtrana  shall  deliver to AIC
written resignations of the members of the Xtrana Board of Directors not continuing as directors following the Effective Time and of all of the officers of Xtrana, as required by SECTION 6.5.

                           7.3.7    NAME  CHANGE.  Xtrana shall have changed its
corporate name, as of the Closing, to "Alpha Innotech Corp.".

                           7.3.8    LEGAL  OPINION.  AIC shall have received the
legal opinion of counsel to Xtrana, in substantially the form of EXHIBIT I hereto.

                           7.3.9    OFFICER'S   CERTIFICATE.   AIC  shall   have
received an officer's certificate, substantially in the form of EXHIBIT G, duly executed on Xtrana's behalf.

                           7.3.10   SECRETARY'S  CERTIFICATE.   AIC  shall  have
received a Secretary's certificate, substantially in the form of EXHIBIT H, duly executed on Xtrana's behalf.

                           7.3.11   CASH AND CASH EQUIVALENTS. The cash and cash
equivalents less current liabilities of Xtrana on the Closing Date shall be not less than the Minimum Closing Date Cash and AIC shall have received a certificate from Xtrana to such effect signed by a duly authorized officer.

         8.       TERMINATION.

                  8.1 TERMINATION. This Agreement may be terminated and abandoned at any time prior to the Effective Time:

                           8.1.1    by mutual written consent of Xtrana and AIC;

                           8.1.2    by either Xtrana or AIC if any  Governmental
Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

                           8.1.3    by either  Xtrana or AIC if the Merger shall
not have been consummated on or before July 31, 2005 (other than as a result of the failure of the Party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at or prior to the Effective Time);

                           8.1.4    by  Xtrana,  if a  Material  Adverse  Change
shall have occurred relative to AIC;

                           8.1.5    by Xtrana, if AIC materially breaches any of
its representations and warranties contained in this Agreement or willfully fails to perform in any material respect any of its material obligations under this Agreement, which failure or breach is not cured within ten (10) days after Xtrana has notified AIC of its or their intent to terminate this Agreement pursuant to this SECTION 8.1.5;

                           8.1.6    by Xtrana,  if the AIC  Shareholders  do not
approve and adopt the Merger and the transactions contemplated by this Agreement under the CGCL;

                           8.1.7    by AIC, if a Material  Adverse  Change shall
have occurred relative to Xtrana;

                           8.1.8    by AIC, if Xtrana materially breaches any of
its representations and warranties contained in this Agreement willfully fails to perform in any material respect any of its material obligations under this Agreement, in each case, which failure or breach is not cured within ten (10) days after AIC has notified Xtrana of its or their intent to terminate this Agreement pursuant to this SECTION 8.1.7; and

                           8.1.9    by AIC, if the  stockholders  of Xtrana vote
to reject the approval and adoption of the Merger and the transactions contemplated by this Agreement under the CGCL and the Delaware General Corporation Code.

                  8.2      TERMINATION FEE.

                           8.2.1    If this  Agreement is terminated by: (i) AIC
pursuant to SECTIONS  8.1.3,  8.1.7,  8.1.8 or 8.1.9 or (ii) Xtrana  pursuant to
SECTION 8.1.3, then Xtrana shall pay $100,000 to AIC by offset against the obligations of AIC to Xtrana pursuant to the Promissory Note, in each case to compensate AIC for, among other things, its expenses and management time in pursuing the transactions contemplated by this Agreement and for lost opportunity costs.

                           8.2.2    If  this  Agreement  is  terminated  for any
reason, then the Promissory Note shall become due and payable on the date that is six months from the date of such termination and in accordance with its terms.

                  8.3 EFFECT OF TERMINATION. In the event of termination of this Agreement by either AIC or Xtrana as provided in SECTION 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Xtrana or AIC, other than the provisions of the last sentence of SECTION 6.6.1, SECTION 8.2, SECTION 8.4, SECTION 10 and this
SECTION 8.3. Nothing contained in this Section shall relieve any Party for any breach of the representations, warranties, covenants or agreements set forth in this Agreement.

                  8.4 RETURN OF DOCUMENTS. In the event of termination of this Agreement for any reason, Xtrana and AIC will return to the other Party all of the other Party's documents, work papers, and other materials (including copies) relating to the transactions contemplated in this Agreement, whether obtained before or after execution of this Agreement. Xtrana and AIC will not use any information so obtained from the other Party for any purpose and will take all reasonable steps to have such other Party's information kept confidential.

         9.       INDEMNIFICATION AND RELATED MATTERS.

                  9.1 SURVIVAL. All representations, warranties, covenants and agreements of contained in this Agreement or in any certificate delivered pursuant to this Agreement shall survive the Closing for a period ending on March 31, 2006.

                  9.2 TIME LIMITATIONS. Neither Xtrana nor AIC shall have any liability (for indemnification or otherwise) with respect to any representation or warranty, or agreement to be performed and complied with prior to the Effective Time, unless on or before March 31, 2006 (the "CLAIMS DEADLINE"), the indemnifying party is given written notice of a claim with respect thereto, in accordance with SECTION 9.5, specifying the factual basis therefor in reasonable detail to the extent then known by the party claiming indemnification hereunder.

                  9.3      INDEMNIFICATION.

                           9.3.1    BY XTRANA.  Subject to SECTION  9.4,  Xtrana
shall indemnify and hold harmless the AIC Indemnified Parties, and shall reimburse the AIC Indemnified Parties for, any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "DAMAGES") arising from or in connection with (a) any inaccuracy, in any material respect, in any of the representations and warranties of Xtrana in this Agreement or in any certificate delivered by Xtrana to AIC pursuant to this Agreement, (b) any failure by Xtrana to perform or comply in any material respect with any agreement in this Agreement, (c) any claim by any Person for brokerage for finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with Xtrana (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement, or (d) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of the business or operations of Xtrana, or the actions of Xtrana, its officers or directors or any holder of Xtrana capital stock prior to the Effective Time, including any Damages relating to or arising out of a claim by ABI, against Xtrana for indemnification pursuant to the Assignment Agreement to the extent is relates to a breach occurring prior to the Effective Time; PROVIDED, HOWEVER, AIC shall not be entitled to indemnification from Xtrana hereunder for any Damages arising from or in connection with a claim by ABI against Xtrana for indemnification under the Assignment Agreement for a breach of any covenant contained in the Assignment Agreement occurring after the Effective Time or for recovery of any costs incurred by ABI as a result of a any such breach. After the Effective Time the Xtrana Post-Merger Representative shall act as the agent of the Xtrana Indemnified Parties for purposes of representing and protecting their interests under this SECTION 9. The Parties shall cooperate with Xtrana's Post-Merger Representative in connection with the reasonable performance of its responsibilities hereunder, including by providing it with access to information about Xtrana and the Surviving Corporation that is reasonably necessary for it to determine whether a claims for indemnification hereunder should be made.

                           9.3.2    BY AIC.  Subject to SECTION  9.4,  AIC shall
indemnify and hold harmless the Xtrana Indemnified Parties, and shall reimburse the Xtrana Indemnified Parties for, any Damages arising from or in connection with (a) any inaccuracy, in any material respect, in any of the representations and warranties of AIC in this Agreement or in any certificate delivered by AIC to Xtrana pursuant to this Agreement, (b) any failure by AIC to perform or comply in any material respect with any agreement in this Agreement, (c) any claim by any Person for brokerage for finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with AIC (or any Person acting on their behalf) in connection with any of the transactions contemplated by this Agreement, or (d) any litigation, action, claim, proceeding or investigation by any third party relating to or arising out of the business or operations of AIC, or the actions of AIC its officers or directors or any holder of AIC capital stock prior to the Effective Time, including without limitation any Damages relating to or arising out of any claim for patent infringement by or on behalf of Oxford Gene Technology (relating to U.S. Patents Nos. 5,436,327, 6,054,270, 5,700,637 and 6,307,039), Perkin-Elmer Life Science (relating to U.S. Patent No. 4,874,492), or Clare Chemical Research, Inc. (relating to U.S. Patents No. 6,512,236 and 6,198,107). After the Effective Time the AIC Post-Merger Representative shall act as the agent of the AIC Indemnified Parties for purposes of representing and protecting their interests under this SECTION 9. The Parties shall cooperate with AIC's Post-Merger Representative in connection with the reasonable performance of its responsibilities hereunder, including by providing it with access to information about Xtrana or the Surviving Corporation that is reasonably necessary for it to determine whether a claims for indemnification hereunder should be made.

                  9.4 LIMITATION ON CLAIMS. No claims shall be payable under this SECTION 9 with respect to any Damages unless and until the aggregate Damages owing under this SECTION 9 in respect of any Indemnitee (as defined below) exceed $100,000, in which case the Indemnitee shall be entitled to indemnification from the indemnifying party for all Damages without regard to such threshold. As used herein, an "INDEMNITEE" means one or more of the AIC Indemnified Parties or the Xtrana Indemnified Parties to the extent that such parties seek indemnification from the other pursuant to this SECTION 9. The Xtrana Indemnified Parties' sole and exclusive remedy for indemnification claims against AIC under this Agreement shall consist of its right to set off any Damages against the Holdback Shares and the AIC Indemnified Parties' sole and exclusive remedy for indemnification claims against Xtrana under this Agreement shall consist of their right to receive additional shares of Xtrana Common Stock out of the AIC Indemnification Shares, in either case pursuant to the procedure described in SECTION 9.5 hereof. No claims shall be payable with respect to any representation or warranty unless such claim is asserted in writing within twelve (12) months after the Closing Date (the "INDEMNIFICATION TERMINATION PERIOD"). For the purposes of this SECTION 9.4 a month shall be deemed to elapse at 5:00 p.m. California time on the day of the month on which the Closing Date occurred. (For example, if the Effective Time occurs on March 15, 2005, the sixth month would be deemed to elapse at 5:00 p.m. California time on September 15, 2005.) All Holdback Shares not then subject to indemnification claims under
SECTION 9.3.2 hereof shall be released to the AIC's pre-Merger shareholders pursuant to the terms of the Escrow Agreement upon the expiration of the Indemnification Termination Period. All AIC Indemnification Shares not then subject to indemnification claims under SECTION 9.3.1 hereof shall be released from escrow and permanently cancelled pursuant to the Escrow Agreement upon the expiration of the Indemnification Termination Period.

                  9.5      COMPENSATION FOR INDEMNIFIED LOSSES.

                           9.5.1    NOTICE   OF   CLAIM.    Losses   for   which
Indemnitees are entitled to indemnification under this SECTION 9 shall, after the Merger, be reimbursed as determined pursuant to this SECTION 9.5. To initiate a claim, the Indemnitee shall deliver a notice of claim to the Xtrana Post-Merger Representative or the AIC Post-Merger Representative, as applicable. The notice shall include a description in reasonable detail of the amount and nature of any Damages that the Indemnitee claims have been suffered and the amount thereof sought to be indemnified. If the party from which indemnification is sought decides to dispute the claim, it shall, within thirty (30) days after receipt of the notice or claim, give counter-notice to the Indemnitee setting forth in reasonable detail the basis for disputing the claim. If, within thirty
(30) days after the giving of a counter-notice by party form which indemnification is sought, the parties have not reached agreement as to the indemnification claim in question, then the claim for indemnification shall be submitted to and be settled by arbitration as provided below. If the AIC Post-Merger Representative submitted the claim, and no counter-notice is given, the AIC Indemnified Party shall receive such number of AIC Indemnification Shares that when multiplied by the Market Price is equal to the amount of the award, up to a maximum of the number of AIC Indemnification Shares not previously issued pursuant to this SECTION 9.5. If Xtrana's Post-Merger Representative submitted the claim, and no counter-notice is given, the number of Holdback Shares shall be permanently reduced by that number of shares, that when multiplied by the Market Price is equal to the amount of the award, up to a maximum of the number of Holdback Shares not previously cancelled and removed from escrow as a result of indemnification awards pursuant to this SECTION 9.

                           9.5.2    INDEMNIFICATION    AWARDS.    If   an    AIC
Indemnified Party is entitled to an indemnification award, such party shall receive such number of AIC Indemnification Shares that when multiplied by the Market Price is equal to the amount of the award, up to a maximum of the number of AIC Indemnification Shares not previously issued pursuant to this SECTION 9. If an Xtrana Indemnified Party is entitled to an indemnification award, it shall permanently reduce the number of Holdback Shares by that number of Holdback Shares, that when multiplied by the Market Price is equal to the amount of the award, up to a maximum of the number of Holdback Shares not previously cancelled and removed from escrow as a result of indemnification awards pursuant to this
SECTION 9.

                  9.6 SOLE REMEDY. Other than claims based on fraud or for specific performance, injunctive or other equitable relief, the indemnity provided in this SECTION 9 shall be the sole and exclusive remedy of the parties hereto at law or equity for any matter covered by SECTION 9.3.

                  9.7 INDEMNIFICATION OF POST-MERGER REPRESENTATIVES. Each of the Post-Merger Representatives shall be indemnified and held harmless by Xtrana and the Surviving Corporation for all actions taken in connection with this SECTION 9 to the fullest extent permitted by applicable law.

         10.      GENERAL PROVISIONS.

                  10.1     POST-MERGER REPRESENTATIVES.

                           10.1.1   AIC POST-MERGER REPRESENTATIVE.  By approval
of this Agreement, each of the AIC Shareholders appoints the AIC Post-Merger Representative as the true and lawful agent and attorney-in-fact of such Person with full powers of substitution to act in the name, place and stead of such Person with respect to the performance on behalf of such Person under terms and provisions of this Agreement and the Escrow Agreement, as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents, as the AIC Post-Merger Representative shall deem necessary or appropriate in connection with any of the transactions contemplated under this Agreement and the Escrow Agreement.

                           10.1.2   XTRANA   POST-MERGER   REPRESENTATIVE.    By
approval of this Agreement, each of the stockholders of Xtrana approving this Agreement and the Merger appoints the Xtrana Post-Merger Representative as the true and lawful agent and attorney-in-fact of such Person with full powers of substitution to act in the name, place and stead of such Person with respect to the performance on behalf of such Person under terms and provisions of this Agreement and the Escrow Agreement, as the same may be from time to time amended, and to do or refrain from doing all such further acts and things, and to execute all such documents, as the Xtrana Post-Merger Representative shall deem necessary or appropriate in connection with any of the transactions contemplated under this Agreement and the Escrow Agreement.

                           10.1.3   RELIANCE   ON   EXPERTS;    LIMITATION    OF
LIABILITY.  Each  of the  Post-Merger  Representative  shall  act  for  the  AIC
Shareholders or Xtrana stockholders, as applicable, on all of the matters set forth in this Agreement and the Escrow Agreement in the manner such Post-Merger Representative believes to be in the best interest of such Persons; PROVIDED, HOWEVER, that (i) such Post-Merger Representative shall be entitled to rely on the advice of counsel, public accountants or other independent experts experienced in the matter at issue, and any error in judgment or other act or omission of such Post-Merger Representative pursuant to such advice will not subject such Post-Merger Representative to liability to any such Person, and
(ii) such Post-Merger Representative shall not be responsible to any such Person for any loss or damage any such Person may suffer by reason of the performance by such Post-Merger Representative of such Person's duties under this Agreement or the Escrow Agreement, other than loss or damage arising from willful misconduct in the performance of such Post-Merger Representative's duties under this Agreement or the Escrow Agreement.

                  10.2 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

                  10.3 EXTENSION; WAIVER. The Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement, or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

                  10.4 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered Personally or sent by facsimile, electronic mail, or overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  if to AIC, to:

                  Alpha Innotech Corporation
                  2401 Merced St.
                  San Leandro, CA 94577
                  Attn:  Chief Executive Officer
                  Fax: 510-483-3227

                  with a copy to (which shall not constitute notice):

                  Heller Ehrman White & McAuliffe LLP
                  4350 La Jolla Village Drive, 7th Floor
                  San Diego, CA 92122
                  Attn: Stephen Ferruolo, Esq.
                  Fax: (858) 450-8499
                  if to Xtrana or MergerCo, to:

                  Xtrana, Inc.
                  c/o James H. Chamberlain, CEO
                  733 Spruce Meadow Place
                  Thousand Oaks, CA 91362
                  Fax:  (805) 494-0832

                  with a copy to (which shall not constitute notice):

                  Stubbs Alderton & Markiles, LLP
                  15821 Ventura Blvd., Suite 525
                  Encino, CA 91436
                  Attn: Scott Alderton, Esq.
                  Fax:  (818) 444-4520

                  10.5 INTERPRETATION. When a reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

                  10.6 ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. Except as expressly provided herein, this Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

                  10.7 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                  10.8 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

                  10.9 ENFORCEMENT. The parties agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal or state court located in the State of Delaware, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court sitting in the State of Delaware in the event any dispute arises out of this

Agreement or any of the transactions contemplated by this Agreement to the extent such courts would have subject matter jurisdiction with respect to such dispute and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court.

                  10.10 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

                  10.11 SCHEDULES AND EXHIBITS. The Schedules and Exhibits to this Agreement are hereby incorporated into this Agreement and are hereby made a part of this Agreement as if set out in full in this Agreement.

                  10.12 COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more such counterparts shall have been executed by each of the parties and delivered to the other parties. Delivery of a copy of this Agreement bearing an original signature by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Agreement as of the date first above written.



                                  ALPHA INNOTECH CORPORATION


                                  By:      /s/ Haseeb Chaudhry
                                      ----------------------------------------
                                           Name:    Haseeb Chaudhry
                                           Title:   Chief Executive Officer


                                  XTRANA, INC.


                                  By:      /s/ James H. Chamberlain
                                      ----------------------------------------
                                           Name:    James H. Chamberlain
                                           Title:   Chief Executive Officer


                                  AIC MERGER CORPORATION


                                  By:       /s/ James H. Chamberlain
                                      ----------------------------------------
                                           Name:    James H. Chamberlain
                                           Title:   President

                                    EXHIBIT A

                             SECURED PROMISSORY NOTE

$500,000.00                                                    December 16, 2004

         FOR VALUE RECEIVED, the undersigned, ALPHA INNOTECH CORPORATION, a California corporation (the "MAKER"), hereby promise to pay to XTRANA, INC., a Delaware corporation (the "PAYEE" and, together with the Maker, the "PARTIES"), in lawful money of the United States of America, the principal sum of FIVE
HUNDRED THOUSAND DOLLARS AND NO CENTS ($500,000.00). Except as provided in Paragraph 1.2 below, no interest shall accrue on this Note.

         This Note has been executed and delivered in connection with the Agreement and Plan of Merger, dated as December 14, 2004, by and among Maker, Payee and AIC Merger Corporation (the "MERGER AGREEMENT"). The Parties agree that, in the event that Payee becomes obligated to pay Maker a termination fee pursuant to Section 8.2.1 of the Merger Agreement, such termination fee shall be deemed to reduce the principal amount of this Note as of the date of termination.

1.       PAYMENT

         1.1 MATURITY DATE. Upon any termination of the Merger Agreement pursuant to Section 8.1 thereof, to the extent outstanding and subject to
Section 5 hereof, the entire unpaid principal balance of this Note and any accrued but unpaid interest thereon shall become due and payable on the date which is six (6) months following the date of such termination.

         1.2 INTEREST. In the event of any termination of the Merger Agreement pursuant to Section 8.1 of the Merger Agreement, interest will accrue on the unpaid principal balance from time to time outstanding, retroactive from the date of issuance of this Note until the principal balance is paid in full, at a rate of eight percent (8%) per annum (the "INTEREST RATE"). In addition (but without duplication), from and after the occurrence of an Event of Default (as defined below) interest will accrue on the unpaid principal balance from time to time outstanding, from the date of such occurrence of such Event of Default until the date when such Event of Default is cured or until the principal balance is paid in full, whichever is earlier, at the Interest Rate. Interest at the Interest Rate will be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

         1.3 PREPAYMENT; APPLICATION OF PAYMENTS. Maker will have the right to prepay all or any portion of the outstanding principal amount without premium or penalty. All payments on this Note will be applied first to the payment of accrued interest (if any) before being applied to the payment of principal.

         1.4 MANNER OF PAYMENT. Principal, interest, and all other amounts due under this Note will be payable, in U.S. dollars, by electronic wire transfer of immediately available funds pursuant to written instructions provided to Maker by Payee. If any payment of principal or interest on this Note is due on a day that is not a Business Day, such payment will be due on the next succeeding Business Day. "BUSINESS DAY" means any day other than a Saturday, Sunday or legal holiday in the State of California. All amounts due from Maker to Payee under this Note will be made without benefit of any setoff, counterclaim or other defense.

2.       DEFAULTS

         2.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events with respect to Maker will constitute an event of default hereunder ("EVENT OF DEFAULT"):

                  (a) If Maker fails to pay when due any payment of principal or interest on this Note and such failure continues for five
         (5) days after such payment becomes due;

                  (b) If Maker is in material breach of any other provision of this Note or any provision of the Merger Agreement, which breach is not cured within ten (10) days after written notice from Payee of such breach;

                  (c) If Maker shall default in the performance or observance of any obligation or condition with respect to indebtedness in excess of $100,000 or any other event shall occur or condition exist, if the effect of such default, event or condition is to accelerate the maturity of such indebtedness or is such indebtedness shall become or be declared to be due and payable prior to its stated maturity as a result of the foregoing; or

                  (d) If Maker, under the laws of any jurisdiction: (i) consents to the appointment of a trustee, receiver, assignee, liquidator or similar official; (ii) makes a general assignment for the benefit of its creditors; or (iii) institutes a proceeding, or has an involuntary proceeding instituted against it, seeking a judgment of insolvency, bankruptcy, or any other similar relief under any bankruptcy, insolvency, or other similar law affecting creditors' rights that is not dismissed within ninety (90) days thereafter.

         2.2 NOTICE BY MAKER. Maker will notify Payee in writing within five (5) days after the occurrence of any Event of Default of which Maker acquires knowledge. If Payee is not so notified, said failure to notify is, in and of itself, a default.

         2.3 REMEDIES. Subject to the provisions of Paragraph 4.2 hereof, upon the occurrence of an Event of Default hereunder (unless waived in writing by Payee), Payee may, at its option, (a) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable or (b) exercise any and all rights and remedies available to it under applicable law, including the right to collect from Maker all sums due under this Note. Maker will pay all costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including attorneys' fees.

3.       SECURITY AGREEMENT.

         Maker's obligations under this Note are secured by the collateral set forth in that certain Security Agreement, dated as of the date hereof, between Maker and Payee (the "SECURITY AGREEMENT"). Concurrently with the termination of this Note pursuant to Paragraph 5 below, the Security Agreement shall terminate and be of no further force and effect (other than the Parties' obligations to execute and deliver such documents as be necessary or appropriate to release any lien upon or security interest in the collateral secured thereby). The security interest of Maker in the Collateral is, and at all times shall be, junior and subordinate to the security interest of Senior Lender.

4.       SENIOR SUBORDINATION

         4.1 DEFINITION OF SENIOR INDEBTEDNESS. For purposes of this Note, the term "SENIOR INDEBTEDNESS" shall mean the principal of and premium, if any, and interest on indebtedness of Maker under that certain Loan and Security Agreement, dated March 9, 2004, between Maker and BFI Business Finance ("BFI") or its assigns ("SENIOR LENDER") and money borrowed from other commercial banks, equipment lessors, or other financial institutions under a secured or unsecured line of credit, term loan or equipment lease approved by BFI.

         4.2 SUBORDINATION TO SENIOR INDEBTEDNESS. The payment of principal and interest on this Note is subordinated in right of payment to the prior payment in full of all Senior Indebtedness of Maker, whether outstanding on this date or thereafter. In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, or other similar proceedings relative to Maker, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of Maker, then the holders of Senior Indebtedness will be entitled to receive payment in full of all principal and interest on all Senior Indebtedness before Maker is entitled to receive any payment on account of principal or interest on this Note. NOTWITHSTANDING THE FOREGOING, Maker may make scheduled payments of principal and interest under this Note as provided in Section 1 hereof, as and when such payments are due and payable, UNLESS AND UNTIL Payee and Maker have received written notice from the Senior Lender that an event of default has occurred or been declared under either (i) the Secured

Promissory Note dated August 26, 2004 in the principal amount of $300,000.00 issued by Maker to Senior Lender (unless Maker has paid in full all of its obligations under such Secured Promissory Note) or (ii) that certain Loan and Security Agreement, dated March 9, 2004, between Maker and BFI.

         4.3 SENIOR TO OTHER INDEBTEDNESS. Subject to the prior payment in full of the Senior Indebtedness, Payee shall receive payments from Maker, prior to any other creditors, until the obligations related to this Note are satisfied in full, PROVIDED, HOWEVER, that the foregoing will not apply to Permitted Indebtedness (as defined below). Notwithstanding any subordination to Senior Indebtedness as described above, Maker will cooperate with Payee to ensure that payment on this Note is (to the extent commercially practicable and permitted by applicable law) senior to all other existing and future debt of Maker. For the purpose of this Paragraph 4.3, "PERMITTED INDEBTEDNESS" shall mean indebtedness to trade creditors incurred in the ordinary course of business.

         4.4 NO IMPAIRMENT. This Paragraph 4 is not intended to impair, as between Maker, its creditors (other than with respect to the holders of Senior Indebtedness) and Payee, the unconditional obligation of Maker to pay the principal of and interest on this Note. Nothing in this Note shall prevent Payee from exercising all remedies otherwise permitted by applicable law upon default of this Note, subject to the rights, if any, of the holders of the Senior Indebtedness in respect to cash, property, or securities of Maker received upon exercise of any such remedies.

5.       TERMINATION

         This Note, and the rights and obligations under this Note, shall automatically terminate upon the Closing (as defined in the Merger Agreement).

6.       MISCELLANEOUS

         6.1 WAIVER. Maker hereby waives presentment, demand, protest, and notice of dishonor and protest.

         6.2 ASSIGNMENT. Neither Party shall assign or transfer this Note or any of its rights or obligations under this Note without express prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed, provided that Payee may assign this Note to any person or entity which acquires all or substantially all of the assets of Payee without the written consent of Payee.

         6.3 SUCCESSORS. All of the terms, agreements, covenants, representations, warranties, and conditions of this Note are binding upon, and inure to the benefit of and are enforceable by, the Parties and their respective successors. If the principal business, operations or a majority or substantial portion of the assets of Maker are assigned, conveyed, allocated, or otherwise transferred, including by sale, merger, consolidation, amalgamation, conversion, or similar transactions, such receiving person or persons will automatically become bound by and subject to the provisions of this Note, and Maker, subject to satisfaction of the provisions of Paragraph 6.2 above will cause the receiving person or persons to expressly assume its obligations hereunder.

         6.4 NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by facsimile, electronic mail, or overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                           if to Maker, to:

                           Alpha Innotech Corporation
                           2401 Merced St.
                           San Leandro, CA 94577
                           Attn:  Chief Executive Officer
                           Fax: 510-483-3227
                           with a copy to (which shall not constitute notice):

                           Heller Ehrman White & McAuliffe LLP
                           4350 La Jolla Village Drive, 7th Floor
                           San Diego, CA 92122
                           Attn: Stephen Ferruolo, Esq.
                           Fax: (858) 450-8499

                           if to Payee, to:

                           Xtrana, Inc.
                           c/o James H. Chamberlain, CEO
                           733 Spruce Meadow Place
                           Thousand Oaks, CA 91362
                           Fax:  (805) 494-0832

                           with a copy to (which shall not constitute notice):

                           Stubbs Alderton & Markiles, LLP
                           15821 Ventura Blvd., Suite 525
                           Encino, CA 91436
                           Attn: Scott Alderton, Esq.
                           Fax:  (818) 444-4520

         6.5      TIME.  Time is of the essence in the performance of this Note.

         6.6 HEADINGS. The article and section headings contained in this Note are inserted for convenience only and will not affect in any way the meaning or interpretation of this Note.

         6.7      GOVERNING   LAW.  This  Note  and  the   performance   of  the
obligations of the Parties hereunder will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law principles.

         6.8 AMENDMENTS AND WAIVERS. No amendment, modification, replacement, termination, or cancellation of any provision of this Note will be valid, unless the same will be in writing and signed by the each Party. No waiver by any Party of any default, Event of Default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

         6.9 SEVERABILITY. The provisions of this Note will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that any provision of this Note that is invalid or unenforceable in any situation or in any jurisdiction will not affect the enforceability of the remaining terms and provisions hereof or the enforceability of the offending term or provision in any other situation or in any other jurisdiction.
         6.10     EXPENSES. Except as otherwise expressly provided in this Note,

each Party will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Note, including all fees and expenses of agents, representatives, financial advisors, legal counsel, and accountants. This paragraph shall not affect attorneys' fees which may be incurred in connection with collection of late payments or resulting from any Event of Default, as described above.

         6.11 ATTORNEYS' FEES. If there exists an Event of Default, Maker agrees to pay all costs and expenses of collection, including attorneys' fees, incurred by Payee in connection therewith, whether or not suit is filed.

         6.12 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Note. If an ambiguity or question of intent or interpretation arises, this Note will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Note. Any reference to any federal, state, local, or foreign law will be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words "include," "includes," and "including" will be deemed to be followed by "without limitation." Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Note," "herein," "hereof," "hereby," "hereunder," and words of similar import refer to this Note as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

         6.13 REMEDIES. Except as expressly provided herein, the rights, obligations and remedies created by this Note are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

         IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first above written.

                                    MAKER:

                                    ALPHA INNOTECH CORPORATION


                                    --------------------------------------------
                                    By:
                                    Its:

                                    EXHIBIT B

                           [FORM OF] ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (this "ESCROW AGREEMENT") is made and entered into as of this _____ day of _______, 200_, by and among [ALPHA INNOTECH CORP.], a Delaware corporation formerly known as Xtrana, Inc. ("Xtrana"), [_____________________], as escrow agent (the "ESCROW AGENT"), [_____________], as representative for the former stockholders of Alpha Innotech Corporation, a California corporation ("AIC"), (the "AIC Representative"), and [_____________], as representative of the stockholders of Xtrana immediately prior the Merger (as defined below) (the "XTRANA REPRESENTATIVE").

                                    RECITALS

         A. Pursuant to the Agreement and Plan of Merger, dated __________, 2004, by and among Xtrana, AIC Merger Corporation, a California corporation and subsidiary of Xtrana ("MERGERCO"), and AIC (the "MERGER Agreement"), MergerCo was merged with and into AIC with AIC surviving as a wholly-owned subsidiary of Xtrana (the "MERGER"). In connection with the closing of the Merger, Xtrana changed its corporate name from Xtrana, Inc. to [ALPHA INNOTECH CORP.]

         B. Pursuant to the Merger Agreement, the parties to the Merger Agreement have agreed that (i) of the Merger Consideration, [__________] shares of Common Stock, par value $0.01 per share, of Xtrana (the "COMMON STOCK") will be deposited in escrow in accordance with the terms of this Escrow Agreement to secure AIC's indemnification obligations under Section 9 of the Merger Agreement (such shares are referred to as the "HOLDBACK SHARES") and (ii) an additional [___________] treasury shares of Common Stock will be deposited in escrow in accordance with the terms of this Escrow Agreement to secure Xtrana's indemnification obligations under Section 9 of the Merger Agreement (such shares are referred to the "AIC INDEMNIFICATION SHARES" and together with the Holdback Shares, the "ESCROW SHARES").

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants contained herein and in the Merger Agreement, it is hereby agreed as follows:

1. MERGER AGREEMENT. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Merger Agreement. The Escrow Agent hereby acknowledges receipt of a copy of the Merger Agreement, but, except for referring to definitions of certain undefined capitalized terms herein, the Escrow Agent is not charged with any duties or responsibilities under the Merger Agreement.

2.       DEPOSIT IN ESCROW.

         2.1 Xtrana has instructed its transfer agent (the "TRANSFER AGENT") to deliver (a) certificate(s) representing the Holdback Shares, registered in the name of "_______________, as Escrow Agent under agreement dated ___________," to the Escrow Agent deposited with the Escrow Agent, to be held and administered as provided herein for the benefit of the AIC Shareholders and (b) certificate(s) representing the AIC Indemnification Shares, registered in the name of Xtrana, accompanied by an executed stock assignment separate from certificate, to the Escrow Agent along to be held and administered as provided herein. The Escrow Shares shall be held by the Escrow Agent in accordance with the terms set forth in this Escrow Agreement.

         2.2 This Escrow Agreement has been executed and delivered, and the deposit of the Escrow Shares will be made, for the purpose of reimbursing and providing compensation for those Damages that any Indemnitee incurs in connection with any claim for Damages arising under the Merger Agreement for which such Indemnitee is entitled to indemnification under Section 9 of the Merger Agreement. Nothing herein will limit any noncontractual remedy for fraud.

         2.3 For all purposes under this Escrow Agreement, the Escrow Shares shall be valued a per share value equal to the Market Price as defined in the Merger Agreement, which share value shall be subject to adjustment for stock splits, reverse stock splits and stock dividends.

         2.4 Any shares or other property to be distributed to all of the AIC Shareholders on a pro rata basis pursuant to this Escrow Agreement shall be allocated among the AIC Shareholders in proportion to their relative ownership on an as-converted basis of the capital stock of AIC immediately prior to the Merger as set forth on Schedule I to this Escrow Agreement.

3.       DISTRIBUTIONS ON AND VOTING OF SHARES.

         3.1 If the Escrow Agent receives any securities in respect of or in exchange for any of the Escrow Shares it holds, whether by way of dividends, share splits, recapitalizations, liquidations, mergers, consolidations, split-ups, spin-offs, redemptions, exchanges or conversions of shares and the like, the Escrow Agent will hold in escrow such securities as Escrow Shares, to be held and distributed by it in the same manner as, and constitute a part of, the Escrow Shares. All cash dividends or other taxable distributions paid by Xtrana with respect to the Holdback Shares will be paid directly to the AIC Shareholders and the Escrow Agent will have no responsibility of any kind with respect to such dividends or distributions. No cash dividends will be paid by Xtrana with respect to the AIC Indemnification Shares so long as they remain in escrow pursuant to this Escrow Agreement and maintain their status as treasury shares.

         3.2 Unless and until such time as the Holdback Shares or any portion thereof are distributed to Xtrana for cancellation as provided herein, the AIC Shareholders shall have the full right to vote the Holdback Shares. Unless and until such time as the AIC Indemnification Shares or any portion thereof are distributed to the AIC Shareholders as provided herein, the AIC Indemnification Shares shall constitute treasury shares of Xtrana and shall not have any voting rights.

4. TAXES AND CHARGES ON SHARES. The AIC Shareholders may not create any liens or encumbrances on the Holdback Shares and shall be liable for, and shall from time to time pay and discharge when due and payable, all taxes, assessments and governmental charges lawfully imposed on the Holdback Shares or resulting from any distribution on or other income arising from the Holdback Shares and not then being contested in good faith. The AIC Shareholders shall report all such distributions or other income in its income tax returns for the year in which such distributions or other income are paid as if such distributions or other income had been made or paid directly to the AIC Shareholders. Xtrana may not create any liens or encumbrances on the AIC Indemnification Shares and shall be liable for, and shall from time to time pay and discharge when due and payable, all taxes, assessments and governmental charges lawfully imposed on the AIC Indemnification Shares or resulting from any distribution on or other income arising from the AIC Indemnification Shares and not then being contested in good faith.

5.       DISTRIBUTION OF ESCROW SHARES.

         5.1 Upon the delivery of written instructions to the Escrow Agent signed by both the AIC Representative and the Xtrana Representative, the Escrow Agent shall promptly deliver the Escrow Shares (together with any proceeds earned from the investment thereof), or any portion thereof, to one or more accounts designated in writing by the AIC Representative and Xtrana Representative and otherwise in accordance with the terms of such written instructions.

         5.2 Thirty (30) days after the AIC Representative gives the Xtrana Representative, Xtrana and the Escrow Agent a written notice (a "CLAIM NOTICE") of a claim for Damages pursuant to the Merger Agreement, which notice makes specific reference to this Section 5.2 and is accompanied by a copy of this Escrow Agreement, and specifies the basis therefor, the amount due to the party claiming a right to indemnification (the "INDEMNITEE") by reason thereof (the "CLAIM AMOUNT") and the number of AIC Indemnification Shares determined pursuant to Section 2.3 to have an aggregate value equal to the Claim Amount, the Escrow Agent shall transfer to the Transfer Agent certificate(s) representing the AIC Indemnification Shares together with the Claim Notice, and it shall be the responsibility of the Transfer Agent to distribute the certificates representing the number of AIC Indemnification Shares specified in the Claim Notice to the Indemnitee and to issue a certificate to the Escrow

Agent, registered in the name of Xtrana, representing the remaining AIC Indemnification Shares, if any, to remain in escrow pursuant to this Escrow Agreement; provided, however, that the Escrow Agent shall not release any Escrow Shares pursuant to this Section 5.2 in accordance with a Claim Notice if within twenty-five (25) days of delivery of the Claim Notice, the Xtrana Representative, gives a written notice of denial (a "CLAIM DENIAL") to the AIC Representative, Xtrana and the Escrow Agent denying the validity in whole or in part of the claim made by the AIC Representative in the Claim Notice.

         5.3 Thirty (30) days after the Xtrana Representative gives the AIC Representative, Xtrana and the Escrow Agent a Claim Notice for Damages pursuant to the Merger Agreement, which notice makes specific reference to this Section
5.3 and is accompanied by a copy of this Escrow Agreement, and specifies the basis therefor, the Claim Amount due to the Indemnitee and the number of
Holdback Shares determined pursuant to Section 2.3 to have an aggregate value equal to the Claim Amount, the Escrow Agent shall transfer to the Transfer Agent the certificate(s) representing the Holdback Shares together with the Claim Notice, and it shall be the responsibility of the Transfer Agent to distribute the certificates representing the number of Holdback Shares specified in the Claim Notice to Xtrana for cancellation and to issue a certificate to the Escrow Agent representing the remaining Holdback Shares, if any, to remain in escrow pursuant to this Escrow Agreement; provided, however, that the Escrow Agent shall not release any Escrow Shares pursuant to this Section 5.3 in accordance with a Claim Notice if within twenty-five (25) days of delivery of the Claim Notice, the AIC Representative, gives a Claim Denial to the Xtrana Representative, Xtrana and the Escrow Agent denying the validity in whole or in part of the claim made by the Xtrana Representative in the Claim Notice.

         5.4      If any party gives a Claim Denial in  accordance  with Section
5.2 or 5.3, then the Indemnitee and the Xtrana Representative or AIC Representative, as appropriate, may submit to the party making the Claim Denial such evidence as it wishes to present to support the claim made by it in the Claim Notice. During the ten (10) day period following any such submission of evidence, the AIC Representative and the Xtrana Representative in good faith shall attempt to reach agreement (it being understood that neither the AIC Representative nor the Xtrana Representative shall be required to reach such an agreement) on an amount due (the "RESOLVED CLAIM AMOUNT") (or that no amount is due) with respect to the claim specified in the Claim Notice and denied in the Claim Denial and report such agreement in writing to Xtrana and the Escrow Agent (it being understood that such writing will be executed by both the AIC Representative and the Xtrana Representative). After its receipt of any such written report, if applicable, the Escrow Agent shall promptly deliver to the Transfer Agent all Holdback Shares or AIC Indemnification Shares, as applicable, and it shall be the responsibility of Xtrana and the Transfer Agent to issue and distribute the appropriate certificate(s) having a value equal to the Resolved Claim Amount and as has been agreed to in such report to Xtrana for cancellation or to the AIC Shareholders, as appropriate, and to issue and deliver to the Escrow Agent a certificate representing the balance of the Holdback Shares or AIC Indemnification Shares (provided that any such remaining AIC Indemnification Shares shall be registered in the name of Xtrana), if any, to remain in escrow pursuant to this Escrow Agreement. If the AIC Representative and Xtrana Representative do not reach such agreement within said ten (10) day period, then they may pursue any other legal remedy permitted by the Merger Agreement as may then be available to determine the disposition of the Claim Amount which is specified in the Claim Notice which is the subject of the Claim Denial, with the Escrow Shares continuing to be held by the Escrow Agent subject to the provisions of Section 5.5 and 5.6.

         5.5 Subject to Section 5.6 below, on March 31, 2006 (the "TERMINATION DATE"): (a) the Escrow Agent shall deliver to the Transfer Agent the certificate(s) representing such number of Holdback Shares as remain in escrow pursuant to this Escrow Agreement on such date and it shall be the responsibility of Xtrana and the Transfer Agent to issue and distribute such remaining Holdback Shares to each of the AIC Shareholders, pursuant to written instructions to be provided to Xtrana and the Transfer Agent by the AIC Representative, such AIC Shareholder's pro rata portion of such remaining Holdback Shares (determined as provided in Section 2.4); and (b) the Escrow Agent shall deliver to the Transfer Agent the certificate(s) representing such number of AIC Indemnification Shares as remain in escrow pursuant to this Escrow Agreement on such date and Xtrana covenants and agrees to take all actions necessary, and cause the Transfer Agent to take all actions necessary, to permanently cancel all such remaining AIC Indemnification Shares.

         5.6 Any distribution of Holdback Shares or AIC Indemnification Shares required by Section 5.5 above shall be reduced by the aggregate amount of Holdback Shares or AIC Indemnification Shares, respectively, (if any) which has been distributed in accordance with Section 5.1 hereof pursuant to mutual agreement of the AIC Representative and Xtrana Representative or pursuant to Section 5.2,
5.3 or Section 5.4 hereof pursuant to Claim Notices and such Escrow Shares (if any) which are then subject to a pending Claim Notice (whether or not a Claim Denial has been given with respect thereto). Any Escrow Shares that are not released from escrow hereunder on the Termination Date because they are subject to a pending Claim Notice shall be distributed (x) in accordance with the written agreement of the AIC Representative and Xtrana Representative, or (y) pursuant to an effective and final, nonappealable order of a court of competent jurisdiction in the event such an agreement cannot be reached. Until such time, such Escrow Shares shall remain subject to this Escrow Agreement.

         5.7 If the Escrow Agent is holding Escrow Shares in its name as nominee, the Escrow Agent is authorized to execute stock powers for the purpose of transferring and to transfer such Escrow Shares as provided in this Escrow Agreement. For any Holdback Shares held by the Escrow Agent which are issued in the name of the AIC Shareholders, such stockholders hereby transfer any such Escrow Shares as provided in this Escrow Agreement and authorize the Escrow Agent and Xtrana to take any and all action which they deem necessary or appropriate to accomplish same.

         5.8 The Escrow Shares released from escrow by the Escrow Agent and delivered to the Transfer Agent for distribution to the AIC Shareholders or to Xtrana for cancellation, as applicable, pursuant to this Escrow Agreement shall no longer be subject to the terms and conditions of this Escrow Agreement and shall (so far as this Escrow Agreement is concerned) be and become the sole property of the person receiving the same free and clear of all liens and encumbrances. Notwithstanding anything to the contrary contained herein, the Escrow Agent shall not be required to make distributions in excess of the amount of the Escrow Shares from time to time held hereunder.

6.       ESCROW AGENT PROVISIONS.

         6.1 The Escrow Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto, except for the Escrow Agreement and the Merger Agreement. This Escrow Agreement sets forth all of the obligations of the Escrow Agent, and no additional obligations shall be implied from the terms of this Escrow Agreement or any other agreement, instrument or document.

         6.2 Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for, and to indemnify and hold the Escrow Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, costs and disbursements) that the Escrow Agent may suffer or incur in connection with this Escrow Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct of gross negligence as adjudicated by a court of competent jurisdiction. The Escrow Agent shall have the further right at any time and from time to time to charge, and reimburse itself from, the property held in escrow hereunder.

         6.3 The Escrow Agent shall be entitled to rely and shall be protected in acting in reliance upon any instructions or directions furnished to it in writing mutually by the AIC Representative and Xtrana Representative or pursuant to any provisions of this Escrow Agreement and shall be entitled to treat as genuine, and as the document it purports to be, any letter, paper or other document furnished to it by the AIC Representative and Xtrana Representative and believed by it to be genuine and to have been signed and presented by the proper party or parties.

         6.4 The Escrow Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Escrow Agent on demand for such legal fees, disbursements and expenses and in addition, the Escrow Agent shall have the right to reimburse itself for such fees, disbursements and expenses from the property held in escrow hereunder.

         6.5 The Escrow Agent shall be under no duty to give the property held in escrow by it hereunder any greater degree of care than it gives its own similar property.

         6.6 The Escrow Agent shall receive the fees provided in Schedule II to this Escrow Agreement. Such fees shall be paid by Xtrana. In the event that such fees are not paid to the Escrow Agent within 60 days of presentment to Xtrana, then the Escrow Agent may pay itself such fees from the property held in escrow hereunder.

         6.7 In the event of any disagreement between/among any of the parties of this Escrow Agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter of the escrow, or in the event that the Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until:

                  (a) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction; or

                  (b) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons.

         The Escrow Agent shall have the option, after thirty (30) days notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Escrow Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

         6.8 The provisions of this Section 6 shall survive the termination of the escrow arrangement contemplated hereby.

7. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when hand delivered or delivered by certified or registered mail (return receipt requested) or by facsimile, in every case addressed as follows (or at such other address for a person as shall be specified by like notice):

                  (a)      If to Xtrana, to:

                           Alpha Innotech Corporation
                           2401 Merced St.
                           San Leandro, CA 94577
                           Attn:  Chief Executive Officer
                           Fax: 510-483-3227

                  (b)      If to the AIC Representative, to:

                  (c)      If to the Xtrana Representative, to

                  (d)      If to the Escrow Agent, to:

8. RESIGNATION. The Escrow Agent may, in its sole discretion, resign and terminate its position hereunder at any time following thirty (30) days written notice to the parties to the Escrow Agreement herein. Any such resignation shall terminate all obligations and duties of the Escrow Agent hereunder. On the effective date of such resignation, the Escrow Agent shall deliver this Escrow Agreement together with the Escrow Shares and any and all related instruments or documents to any successor Escrow Agent agreeable to the parties, subject to this Escrow Agreement herein. If a successor Escrow Agent has not been appointed prior to the expiration of thirty (30) days following the date of the notice of such resignation, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Escrow Agreement.

9.       MISCELLANEOUS.

         9.1 Successors and Assigns. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         9.2 Headings. The captions set forth in this Escrow Agreement are for convenience only and shall not be considered as part of this Escrow Agreement or as in any way limiting or amplifying the terms and provisions hereof.

         9.3 Counterparts. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         9.4 Governing Law. THE TERMS OF THIS ESCROW AGREEMENT SHALL BE GOVERNED BY AND CONSTURED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE WITHIN SUCH STATE.

         9.5 Time of Essence. Time is of the essence with respect to this Escrow Agreement and the time deadlines are specified herein.

         9.6 Severability. Whenever possible, each provision or portion of any provision of this Escrow Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Escrow Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Escrow Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         9.7 Entire Agreement; No Third-Party Beneficiaries. This Escrow Agreement and the other agreements referred to herein constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Escrow Agreement. Except as expressly provided herein, this Escrow Agreement is not intended to confer upon any Person other than the parties any rights or remedies.

         9.8 Extension; Waiver. The parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this Escrow Agreement or in any document delivered pursuant to this Escrow Agreement, or (c) waive compliance with any of the agreements or conditions contained in this Escrow Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to assert any of its rights under this Escrow Agreement or otherwise shall not constitute a waiver of such rights.

         IN WITNESS WHEREOF, this Escrow Agreement has been executed in counterparts to be effective on the date first set forth above.

XTRANA:                                      ESCROW AGENT:

Xtrana, Inc.,                                [______________]
a Delaware corporation


By:                                          By:
         ---------------------------                  --------------------------
Name:                                        Name:
         ---------------------------                  --------------------------
Title:                                       Title:
         ---------------------------                  --------------------------

AIC REPRESENTATIVE:                          XTRANA REPRESENTATIVE:



------------------------------------         -----------------------------------
Name:                                        Name:

                                    EXHIBIT C

                                    [FORM OF]
                               AGREEMENT OF MERGER

This Agreement of Merger (the "AGREEMENT") is entered into by and between Alpha Innotech Corporation, a California corporation (herein after referred to as "SURVIVOR"), and AIC Merger Corporation, a California corporation (herein after referred to as "MERGECO").

1. The authorized capital stock of MergeCo consists of 1,000 shares of stock, all of which have been designated Common Stock (the "MERGECO COMMON STOCK").

2. The authorized capital stock of MergerCo consists of 1,000 shares of Common Stock. There are issued and outstanding 1,000 shares of Survivor Common Stock. The authorized capital stock of Survivor consists of 70,000,000 shares of Common Stock ("SURVIVOR COMMON STOCK"), 14,000,000 shares of Series A Preferred Stock ("SURVIVOR SERIES A STOCK") and 10,000,000 shares of Series A-1 Preferred Stock ("SURVIVOR SERIES A-1 STOCK"), of which [___________] shares of Survivor Common Stock, [___________] shares of Survivor Series A Stock and [________] shares of Survivor Series A-1 Stock are issued and outstanding.

3. MergeCo, Survivor, and Xtrana, Inc., a Delaware corporation and parent corporation of MergeCo ("Parent"), are parties to that certain Agreement and Plan of Merger dated as of December __, 2004 (the "PLAN").

4. Pursuant to Section 2.1 of the Plan, MergeCo shall be merged with and into Survivor (the "MERGER") and Survivor shall be the surviving entity in the Merger (the surviving entity is hereinafter referred to as the "SURVIVING CORPORATION").

5. At the effective time of the Merger, the Amended and Restated Articles of Incorporation attached hereto as Exhibit "A" (the "SURVIVOR ARTICLES OF INCORPORATION") shall become the Articles of Incorporation of the Surviving Corporation.

6. Pursuant to Section 2.7 of the Plan, at the closing of the transactions contemplated by the Plan:

         a. each outstanding share of Survivor Common Stock shall be converted into ________ shares of the Common Stock of Parent, as more fully set forth in the Plan;

         b. each outstanding share of Survivor Series A Stock shall be converted into ________ shares of the Common Stock of Parent, as more fully set forth in the Plan;

         c. each outstanding share of Survivor Series A-1 Stock shall be converted into ________ shares of the Common Stock of Parent, as more fully set forth in the Plan;

         d. each outstanding option to purchase Survivor Common Stock, or warrant to purchase Survivor Common Stock or Survivor Series A Stock, in each case whether vested or unvested, shall be assumed by Parent or replaced with options and warrants to purchase the Common Stock of Parent on substantially identical terms, provided that any warrants to purchase shares of Survivor Series A Stock will be exercisable for that number of shares of Common Stock into which the underlying Survivor Series A Stock would be convertible upon exercise of such warrants; and

         e. all of the outstanding shares of MergeCo Common Stock shall be converted into one (1) share of Survivor Common Stock.

7. MergeCo shall from time to time, as and when requested by the Survivor or Parent, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this Merger.

8. The effect of the Merger and the effective date of the Merger are as prescribed by law.

                                    EXHIBIT D

                        FORM OF AIC OFFICERS' CERTIFICATE


                              OFFICERS' CERTIFICATE

         We certify that we are the duly elected, qualified, and acting Chief Executive Officer and Chief Financial Officer, respectively, of Alpha Innotech Corporation, a California corporation ("AIC"), and that, as such, we are familiar with the facts herein certified and are duly authorized to certify the same and do hereby certify as follows:

         1. Each of us has carefully reviewed the Agreement and Plan of Merger dated as of ___________, 2004, by and among Xtrana, Inc., a Delaware corporation, AIC Merger Corporation, a California corporation, and AIC (the "MERGER AGREEMENT"), and the Schedules and exhibits thereto. This Certificate is being delivered on AIC's behalf pursuant to SECTION 2.3.1(A) of the Merger Agreement. Undefined capitalized terms herein are defined in the Merger Agreement.

         2. Each representation and warranty set forth in SECTION 3 of the Merger Agreement was true and complete in all material respects as of the date of the Merger Agreement, and is true and complete in all material respects as of the hereof, as if made on the date hereof, unless made as of another date, in which case they are true and correct in all material respects as of such date.

         3. AIC has performed and complied in all material respects with all of its obligations and covenants to be performed or complied with at or prior to Closing (singularly and in the aggregate).

         4. Since the date of the Merger Agreement there has been no event, series of events, or the lack of occurrence thereof which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect on AIC.

         5. As of the Closing, AIC has obtained all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties as necessary in connection with the transactions contemplated by the Agreement.

         6. The AIC Shareholders' Approval has been obtained and the Merger Agreement and the Merger have been approved by a vote of at least 90% of the issued and outstanding AIC Shares by vote, or written consent in lieu of a meeting, in compliance in all respects with AIC's Articles of Incorporation and Bylaws and California law. No AIC Shareholders have exercised or are entitled to exercise dissenters' rights in connection with the Merger.

         7. There is no pending or threatened by any Governmental Entity any suit, action or proceeding (or by any other Person any suit, action or proceeding which has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the consummation of the Merger.

         IN WITNESS WHEREOF, we have executed this certificate on _____________.

                  By:
                     --------------------------------------------------

                  Name:
                       ------------------------------------------------

                  Title: Chief Executive Officer

                  By:
                     --------------------------------------------------

                  Name:
                       ------------------------------------------------

                  Title: Chief Financial Officer

                                    EXHIBIT E

                      FORM OF AIC'S SECRETARY'S CERTIFICATE

                             SECRETARY'S CERTIFICATE

         I certify that I am the duly elected, qualified, and acting Secretary of Alpha Innotech Corporation corporation ("AIC"), and that, as such, I am familiar with the facts herein certified and am duly authorized to certify the same and do hereby certify as follows:

         1. This Certificate is being delivered on AIC's behalf pursuant to SECTION 2.3.1(B) of the Agreement and Plan of Merger dated as of ___________, 2004, by and among Xtrana, Inc., a Delaware corporation, AIC Merger Corporation, a California corporation, and AIC (the "MERGER AGREEMENT"). Undefined capitalized terms herein are defined in the Merger Agreement.

         2. Attached as EXHIBIT A is a true, correct, and complete copy of AIC's Amended and Restated Articles of Incorporation, certified by the Secretary of State of the State of California, which is in full force and effect as of today.

         3. Attached as EXHIBIT B is a true, correct, and complete copy of AIC's Bylaws, which are in full force and effect as of today.

         4. Attached as EXHIBIT C is a true, correct, and complete copy of the resolutions of AIC's Board of Directors approving the Merger Agreement and the transactions contemplated thereby. Such resolutions have not been rescinded or modified in any way and are in full force and effect on the date hereof.

         5. Attached as EXHIBIT D is a true, correct, and complete copy of all the resolutions of AIC's shareholders approving the Merger Agreement and the transactions contemplated thereby. Such resolutions have not been rescinded or modified in any way and are in full force and effect on the date hereof.

         6. Attached as EXHIBIT E are true, correct, and complete copies of recent certificates of existence and good standing for AIC, issued by the Secretary of State of the State of California and by the California Franchise Tax Board.

         7. Attached as EXHIBIT F is a true, correct, and complete copy of a recent certificate of foreign qualification or good standing for AIC in each jurisdiction in which it is required to be so qualified or in good standing, as issued by the Secretary of State of such jurisdiction.

         8. I have examined the signatures of AIC's officers signing the Merger Agreement and the exhibits and other documents delivered in connection therewith, and such signatures are their true signatures. As of the date hereof (and the date of such signatures), such officers are (were) duly elected, qualified, and acting officers of AIC, holding the office specified beside their names.

         IN WITNESS WHEREOF, I have executed this certificate on [MONTH DAY, YEAR].

                           By:
                              --------------------------------------------------

                           Name:
                                ------------------------------------------------

                           Title:  Secretary

                                    EXHIBIT F

                         LEGAL OPINION (MERGER CLOSING)

________, 200_

Xtrana, Inc.
733 Spruce Meadow Place
Thousand Oaks, CA 91362

Ladies and Gentlemen:

We  have  acted  as  counsel  for  Alpha  Innotech  Corporation,   a  California
corporation (the "Company"), in connection with the negotiation, execution and delivery by the Company of the Agreement and Plan of Merger dated as of December __, 2004 (the "Merger Agreement") by and among the Company, Xtrana, Inc. (the "Acquiror") and AIC Merger Corporation, a California corporation and wholly owned subsidiary of Acquiror (the "MergerCo"). This opinion is given to you pursuant to Section 2.3.1(d) of the Merger Agreement. Unless defined herein, capitalized terms have the meanings given them in the Merger Agreement.

In rendering this opinion, we have examined such matters of law as we considered necessary for the purpose of rendering this opinion. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Merger Agreement and the Opinion Certificate (defined below) and upon certificates and statements of government officials and of officers of the Company. In addition, we have examined originals or copies of documents, corporate records and other writings that we consider relevant for the purposes of this opinion. In such examination, we have assumed that the signatures on documents and instruments examined by us are authentic, that each is what it purports to be, and that all documents and instruments submitted to us as copies or facsimiles conform with the originals, which facts we have not independently verified.

In making our examination of documents, we have further assumed that (i) each party to such documents (other than the Company in connection with the Merger Agreement) had the power, legal competence and capacity to enter into and perform all of such party's obligations thereunder, (ii) each party to such documents (other than the Company in connection with the Merger Agreement) has duly authorized, executed and delivered such documents, (iii) each of such documents is enforceable against and binding upon the parties to thereto (other than the Merger Agreement against the Company), and (iv) there is no fact or circumstance relating to you or your business that might prevent you from enforcing any of the rights provided for in the Merger Agreement. We have also assumed that there are no extrinsic agreements or understandings among the parties to the Merger Agreement, or Contractual Obligations (as defined below), that would modify or interpret the terms of the Merger Agreement or the Contractual Obligations or the respective rights or obligations of the parties thereunder.

As used in this opinion, the expression "to our knowledge" or "known to us" with reference to matters of fact refers to the current actual knowledge of attorneys within the firm principally responsible for handling current matters for the Company. Except to the extent expressly set forth herein we have not undertaken any independent investigation to determine the existence or absence of any other facts, and no inference as to our knowledge of the existence or absence of any such facts should be drawn from our representation of the Company or the rendering of the opinions set forth below.

We express no opinion as to matters governed by any laws other than the laws of the State of California and the federal law of the United States of America. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the Merger Agreement or the transactions contemplated thereby.

In rendering the opinion set forth in paragraph (a) below as to the good standing of the Company and as to its qualification to do business in California, we have relied exclusively on certificates of public officials dated as of _______.

In rendering the opinion set forth in paragraph (d) below relating to the fully paid status of all of the issued shares of capital stock of the Company, we have relied without independent verification on the certificate of Haseeb Chaudhry, the Chief Executive Officer of the Company (the "Opinion Certificate"), to the effect that the Company has received the consideration approved by its Board of Directors for all of the issued shares of capital stock of the Company.

In rendering the opinion set forth in paragraph (d) relating to the status of the capitalization of the Company, we have relied without further investigation on (i) the Company's Amended and Restated Articles of Incorporation (the "Restated Articles"), (ii) minute books relating to meetings and written actions of the Board of Directors and shareholders of the Company and stock records in our possession, and (iii) statements in the Opinion Certificate relating to the capitalization of the Company. The Company has represented to us that these records completely and accurately describe all of the Company's issuances of shares of its capital stock, options, warrants, conversion privileges or other rights to purchase shares of its capital stock. Although we have no knowledge that the information as to outstanding stock, options, warrants, conversion privileges and other rights provided by the Company and reflected in paragraph
(d) is incorrect, based on the examination referred to above, we are not in a position to verify its accuracy or completeness, other than to say that our records are not inconsistent with such information.

We note that the parties to the Merger Agreement have designated the laws of the State of Delaware as the laws governing the Merger Agreement. Our opinion in paragraph (e) below as to the validity, binding effect and enforceability of the Merger Agreement is premised upon the result that would be obtained if a California court were to apply the internal laws of the State of California to the interpretation and enforcement of the Merger Agreement (notwithstanding the designation therein of the laws of the State of Delaware). We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.

In rendering the opinion in paragraph (f) below, the term "Contractual Obligations" shall mean only those contracts to which the Company is a party and which are expressly identified on Section 3.17 of the AIC Disclosure Schedule. We have further assumed that the governing law (exclusive of California laws relating to conflicts of laws) of each such Contractual Obligation is California. We have not, however, reviewed the covenants in the Contractual Obligations that contain financial ratios and other similar financial restrictions, and no opinion is provided with respect thereto. We also do not express any opinion on parol evidence bearing on interpretation or construction of such Contractual Obligations, or on any oral modifications to such Contractual Obligations made by the parties thereto.

In rendering the opinion in paragraph (f) relating to violations of United States federal or California laws, rules or regulations applicable to the Company, such opinion is limited to such laws, rules or regulations that in our experience are typically applicable to a transaction of the nature contemplated by the Merger Agreement.

In addition to the  foregoing,  the opinions  expressed  below are  specifically
subject  to  the   following   limitations,   exceptions,   qualifications   and
assumptions:

(i) We express no opinion as to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the relief of debtors or the rights and remedies of creditors generally, including without limitation the effect of statutory or other law regarding fraudulent conveyances, preferential transfers and equitable subordination;

(ii) Our opinions are qualified by the limitations imposed by general principles of equity upon the availability of equitable remedies for the enforcement of provisions of the Merger Agreement, and by the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where their breach is not material;

(iii) We express no opinion as to the effect of Section 1670.5 of the California Civil Code or any other California law, United States federal or Delaware law or equitable principle which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds to have been unconscionable at the time it was made or contrary to public policy;

(iv) We express no opinion as to compliance with any United States federal or state antitrust statutes, rules or regulations, including without limitation the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(v) We express no opinion as to compliance with applicable antifraud statutes, rules or regulations of applicable United States federal or state laws concerning the issuance or sale of securities;

(vi) We express no opinion as to the enforceability of provisions of the Merger Agreement expressly or by implication waiving broadly or vaguely stated rights or unknown future rights, or waiving rights granted by law where such waivers are against public policy;

(vii) We express no opinion as to the enforceability of any provision of the Merger Agreement purporting to (a) waive rights to trial by jury, service of process or objections to the laying of venue or to forum in connection with any litigation arising out of or pertaining to the Merger Agreement, (b) exclude conflict of law principles under California law, (c) establish particular courts as the forum for the adjudication of any controversy relating to the Merger Agreement, (d) establish the laws of any particular state or jurisdiction for the adjudication of any controversy relating to the Merger Agreement, (e) establish evidentiary standards or make determinations conclusive or (f) provide for arbitration of disputes;

(viii) We express no opinion as to the effect of judicial decisions that may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Merger Agreement;

(ix) We express no opinion as to the enforceability of any provisions of the Merger Agreement providing that (a) rights or remedies are not exclusive, (b) rights or remedies may be exercised without notice, (c) every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, (d) the election of a particular remedy or remedies does not preclude recourse to one or more other remedies or (e) the failure to exercise, or any delay in exercising, rights or remedies available under the Merger Agreement will not operate as a waiver of any such right or remedy;

(x) We note that a requirement that provisions of the Merger Agreement may only be waived in writing may not be binding or enforceable if an oral agreement has been created modifying any such provision or an implied agreement by trade practice or course of conduct has given rise to a waiver;

(xi) We express no opinion as to whether the members of the Company's Board of Directors have complied with their fiduciary duties in connection with the authorization and performance of the Merger Agreement; and

(xii) We have assumed that the Merger Agreement, and the transactions contemplated thereby, were fair and reasonable to the Company at the time of their authorization by the Company's Board of Directors and stockholders within the meaning of Section 144 of the Delaware General Corporation Law and Section 310 of the California General Corporations Code. Based upon and subject to the foregoing, we are of the opinion that:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and has all corporate power and authority necessary to own its properties and to conduct its business as, to our knowledge, it is presently conducted.

(b) The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under the Merger Agreement.

(c) All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the obligations under the Merger Agreement by the Company has been taken.

(d) The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock, 23,177,526 of which are issued and outstanding prior to the Closing, and 22,000,000 shares of Preferred Stock, 14,000,000 shares of which have been designated Series A Preferred Stock, 10,533,334 of which are issued and outstanding prior to the Closing, and 8,000,000 shares of which have been designated Series A-1 Preferred Stock, 7,343,418 of which are issued and outstanding prior to the Closing. All of such issued and outstanding shares are duly authorized and validly issued, and to our knowledge, fully paid and nonassessable. To our knowledge, except as described in the AIC Disclosure Schedule, there are no other presently outstanding preemptive rights, options, warrants, conversion privileges or rights to purchase from the Company any of the authorized but unissued stock of the Company other than the conversion privileges of the Company's Preferred Stock.

(e) The Merger Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Merger Agreement has been duly executed and delivered by the Company.

(f) The execution, delivery and performance of the Merger Agreement has not resulted and will not, as of the Closing, result in (i) a violation of the Company's Restated Articles or Bylaws, (ii) a violation of any statute, rule or regulation of United States federal or California law applicable to the Company,
(iii) a violation of any judgment or order specifically identified on the AIC Disclosure Schedule, if any, or otherwise known to us or (iv) a default by the Company under any Contractual Obligation.

(g) No consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of the Merger Agreement, except the filing of the Agreement of Merger with the Secretary of State of the State of California.

In addition to the foregoing, we supplementally inform you that, to our knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Company that (i) questions the validity of the Merger Agreement or the right of the Company to enter into the Merger Agreement or (ii) if determined adversely, would be likely to result in a material adverse change in the financial condition or business of the Company. In this regard, please note that we have not conducted a docket search in any jurisdiction with respect to litigation that may be pending against the Company or any of its officers or directors, nor have we undertaken any further inquiry whatsoever.

This opinion is rendered as of the date first written above solely for your benefit in connection with the Merger Agreement and may not be relied on by, nor may copies be delivered to, any other person without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Company. We assume no obligation to inform you of any facts, circumstances, events or changes in the law that may hereafter be brought to our attention that may alter, affect or modify the opinions expressed herein.

                                    EXHIBIT G

                     FORM OF XTRANA'S OFFICERS' CERTIFICATE

         I certify that I am the duly elected, qualified, and acting interim Chief Executive Officer and interim Chief Financial Officer of Xtrana, Inc., a Delaware corporation ("XTRANA"), and the duly elected, qualified and acting President of AIC Merger Corporation, a California corporation ("MERGERCO"), and that, as such, I am familiar with the facts herein certified and are duly authorized to certify the same and do hereby certify as follows:

         1. I have carefully reviewed the Agreement and Plan of Merger dated as of ___________, 2004, by and among Xtrana, MergerCo and Alpha Innotech Corporation, a California corporation (the "MERGER AGREEMENT"), and the Schedules and exhibits thereto. This Certificate is being delivered on behalf of Xtrana and MergerCo pursuant to SECTION 2.3.2(A) of the Merger Agreement. Undefined capitalized terms herein are defined in the Merger Agreement.

         2. Each representation and warranty set forth in SECTION 4 of the Merger Agreement was true and complete in all material respects as of the date of the Merger Agreement, and is true and complete in all material respects as of the hereof, as if made on the date hereof, unless made as of another date, in which case they are true and correct in all material respects as of such date.

         3. Each of Xtrana and MergerCo has performed and complied in all material respects with all of its obligations and covenants to be performed or complied with at or prior to Closing (singularly and in the aggregate).

         4. There is no pending or threatened by any Governmental Entity any suit, action or proceeding (or by any other Person any suit, action or proceeding which has a reasonable likelihood of success) challenging or seeking to restrain or prohibit the consummation of the Merger.

         5. Since the date of the Merger Agreement there has been no event, series of events, or the lack of occurrence thereof which, singularly or in the aggregate, could reasonably be expected to have a Material Adverse Effect on Xtrana.

         6. As of the Closing, Xtrana has obtained all licenses, permits, consents, approvals, authorizations, qualifications and orders of Governmental Entities and other third parties as necessary in connection with the transactions contemplated by the Agreement.

         7. The cash and cash equivalents less current liabilities of Xtrana on the Closing Date is not less than the Minimum Closing Date Cash.

         IN WITNESS WHEREOF, we have executed this certificate on _____________.

                  By:
                     -------------------------------------------------

                  Name:    James H. Chamberlain
                  Title:   Chief Executive Officer and Chief Financial
                           Officer of Xtrana, Inc. and President of
                           AIC Merger Corporation

                                    EXHIBIT H

                    FORM OF XTRANA'S SECRETARY'S CERTIFICATE

         We  certify  that  we are  the  duly  elected,  qualified,  and  acting
Secretary of Xtrana, Inc., a Delaware corporation ("XTRANA") and AIC Merger Corporation, a California corporation ("MERGERCO"), respectively, and that, as such, we are familiar with the facts herein certified and are duly authorized to certify the same and do hereby certify as follows:

         1. This Certificate is being delivered on behalf of Xtrana and MergerCo pursuant to SECTION 2.3.2(B) of the Agreement and Plan of Merger dated as of ___________, 2004, by and among Xtrana, MergerCo and Alpha Innotech Corporation, a California corporation (the "MERGER AGREEMENT"). Undefined capitalized terms herein are defined in the Merger Agreement.

         2. Attached as EXHIBIT A is a true, correct, and complete copy of Xtrana's Certificate of Incorporation, as amended, certified by the Secretary of State of the State of Delaware, which is in full force and effect as of today.

         3. Attached as EXHIBIT B is a true, correct, and complete copy of Xtrana's Bylaws, which are in full force and effect as of today.

         4. Attached as EXHIBIT C is a true, correct, and complete copy of the resolutions of Xtrana's Board of Directors approving the Merger Agreement and the transactions contemplated thereby. Such resolutions have not been rescinded or modified in any way, and are in full force and effect on the date hereof.

         5. Attached as EXHIBIT D is a true, correct, and complete copy of a recent certificate of existence and good standing for Xtrana, issued by the Secretary of State of the State of Delaware.

         6. Attached as EXHIBIT E is a true, correct, and complete copy of MergerCo's Articles of Incorporation, certified by the Secretary of State of the State of California, which is in full force and effect as of today.

         7. Attached as EXHIBIT F is a true, correct, and complete copy of MergerCo's Bylaws, which are in full force and effect as of today.

         8. Attached as EXHIBIT G is a true, correct, and complete copy of the resolutions of MergerCo's Board of Directors approving the Merger Agreement and the transactions contemplated thereby. Such resolutions have not been rescinded or modified in any way, and are in full force and effect on the date hereof.

         9. Attached as EXHIBIT H is a true, correct, and complete copy of the resolutions of the sole shareholder of MergerCo approving the Merger Agreement and the transactions contemplated thereby. Such resolutions have not been rescinded or modified in any way, and are in full force and effect on the date hereof.

         10. Attached as EXHIBIT I is a true, correct, and complete copy of a recent certificate of existence and good standing for MergerCo, issued by the Secretary of State of the State of California.

         11. I have examined the signatures of Xtrana's and MergerCo's respective officers signing the Merger Agreement and the exhibits and other documents delivered in connection therewith, and such signatures are their true signatures. As of the date hereof (and the date of such signatures), such officers are (were) duly elected, qualified, and acting officers of Xtrana or MergerCo, as applicable, holding the office specified beside their names.

         IN WITNESS WHEREOF, I have executed this certificate on [MONTH DAY, YEAR].

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:   Secretary of Xtrana, Inc.
                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:   Secretary of AIC Merger Corporation

                                    EXHIBIT I

                        FORM OF OPINION OF XTRANA COUNSEL

[Date]
Alpha Innotech Corporation
2401 Merced St.
San Leandro, CA 94577

Re: Xtrana, Inc.

Ladies and Gentlemen:

We have acted as counsel to Xtrana, Inc. (the "Company"), in connection with the merger of AIC Merger Corporation, a California corporation and wholly-owned subsidiary of the Company ("MergerCo"), with and into Alpha Innotech Corporation, a California corporation ("AIC"), pursuant to that Agreement and Plan of Merger dated [__________], 2004 (the "Agreement") by and among the Company, MergerCo and AIC. This opinion is rendered at the request of the Company pursuant to Section 7.3.8 of the Agreement. All capitalized terms used in this letter, without definition, have the meanings assigned to them in the Agreement.

In connection with this letter, we have examined executed originals or copies of executed originals of each of the following documents, each of which is dated the date hereof or as of the date hereof, unless otherwise noted (collectively, the "Transaction Documents"): (a) the Agreement, (b) the Escrow Agreement by and among the Company, [______], [______] and [_______], and (c) the Agreement of Merger, executed by MergerCo and AIC, to be filed with the California Secretary of State (the "Agreement of Merger"). In addition, we have examined the following documents (collectively, the "Due Diligence Documents"): (a) the Certificate of Incorporation of the Company, (b) the Bylaws of the Company, (c) the Articles of Incorporation of MergerCo, (d) the Bylaws of MergerCo, (e) resolutions of the board of directors of the Company with respect to the transactions contemplated under the Agreement, (f) minutes of the [_______] meeting of the stockholders of the Company with respect to the transactions contemplated under the Agreement, (g) resolutions of the board of directors and sole shareholder of MergerCo with respect to the transactions contemplated under the Agreement, (h) certificates of the State agencies or officials set forth on
Schedule 1 hereto (the "Good Standing Certificates"), (i) an officer's certificate from each of the Company and MergerCo (the "Officer's Certificates"), and (j) the agreements and instruments to which the Company is party listed on Section 4.18 of the Xtrana Disclosure Schedule (the "Reviewed Agreements").

We have examined originals or certified copies of such corporate records of the Company and MergerCo and other certificates and documents of officials of the Company, MergerCo, public officials and others, as we have deemed appropriate for purposes of this letter, except where a statement is qualified as to knowledge or awareness, in which case we have made limited inquiry, as specified below. As to various questions of fact relevant to this letter, we have relied, without independent investigation, upon the Due Diligence Documents and certificates of public officials, certificates of officers of the Company and MergerCo and representations and warranties of the Company and MergerCo in the Transaction Documents, all of which we assume to be true, correct and complete. We have made no investigation or review of any matters relating to the Company, MergerCo or any other Person other than as expressly listed herein. We wish to inform you that our knowledge is necessarily limited due to the limited scope of our review. In addition, we have made no inquiry of the Company, MergerCo or any other Person (including Governmental Entities) regarding, and no review of, any judgments, orders, decrees, franchises, licenses, certificates, permits or other public records or agreements to which the Company or MergerCo is a party other than the Due Diligence Documents, and our "knowledge" of any such matters is accordingly limited.

We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to authentic original documents of all copies submitted to us as conformed, certified or reproduced copies and that the certificates for the Xtrana Common Stock conform to the specimen thereof we have reviewed and will be duly countersigned and registered by a transfer agent. We have also assumed the legal capacity of natural persons, the corporate or other power and due authorization of each person not a natural person other than the Company and MergerCo to execute and deliver the Transaction Documents and to consummate the transactions contemplated by the Transaction Documents, due execution and delivery of the Transaction Documents by all parties thereto other than the Company and MergerCo, and that the Transaction Documents constitute the legal, valid and binding obligations of each party thereto other than the Company and MergerCo, enforceable against such party in accordance with its terms.

Based  upon  the   foregoing  and  subject  to  the   assumptions,   exceptions,
qualifications and limitations set forth hereinafter, we are of the opinion that:

1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, the jurisdiction of its organization. MergerCo is validly existing as a corporation in good standing under the laws of the State of California, the jurisdiction of its organization. Each of the Company and MergerCo has corporate power to enter into the Transaction Documents.

2. The execution and delivery of the Transaction Documents by the Company and MergerCo and the performance of their respective obligations thereunder have been duly authorized by all necessary corporate action on the part of the Company and MergerCo.

3. The Transaction Documents have been duly executed and delivered by the Company and MergerCo. Each Transaction Document to which they are a party constitutes valid and binding obligation of the Company and MergerCo, enforceable against the Company and MergerCo in accordance with its terms.

4. The execution and delivery of the Transaction Documents by the Company and MergerCo do not, and the performance of their respective obligations thereunder will not, result in any violation of any law, rule or regulation of any Included Law (defined below).

5. The execution and delivery of the Transaction Documents by the Company and MergerCo do not, and the performance of their respective obligations thereunder will not, result in any violation of any order, writ, judgment or decree known to us.

6. The execution and delivery of the Transaction Documents by the Company and MergerCo do not, and the performance of their respective obligations thereunder will not, (a) result in a violation of the Certificate of Incorporation or Bylaws of the Company or the Articles of Incorporation or Bylaws of MergerCo; or (b) breach or result in a default under any of the Reviewed Agreements.

7. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (each, a "Filing") is required under any of the Included Laws for the due execution and delivery of the Transaction Documents by the Company and MergerCo and performance of their respective obligations thereunder except for (a) the filing of the Agreement of Merger with the California Secretary of State of the State of California, (b) Filings required under Federal and state securities laws as contemplated by the Agreement and (c) such Filings as have been obtained or made.

8. The authorized capital stock of the Company consists of 50,000,000 shares of common stock, par value $0.01 per share. As of [______], there were [______] shares of common stock issued and outstanding. The shares of Xtrana Common Stock to be issued pursuant to the Agreement have been duly authorized and, when issued and delivered pursuant to the terms of the Agreement, will be validly issued, fully paid and nonassessable.

9. The offer and sale of the shares of Xtrana Common Stock to be issued pursuant to the Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.

10. To our actual knowledge, the Company is not a party to any adversarial action, suit, or proceeding pending or threatened overtly by a written communication, at law or in equity, or before any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

The opinions and other matters in this letter are qualified in their entirety and subject to the following:

A. We express no opinion as to the laws of any jurisdiction other than the Included Laws. We have made no special investigation or review of any published constitutions, treaties, laws, rules or regulations or judicial or administrative decisions ("Laws"), other than a review of (i) the Laws of the State of California, (ii) the General Corporation Law of the State of Delaware and (ii) the Federal Laws of the United States of America. For purposes of this opinion, the term "Included Laws" means the items described in clauses (i) through (iii) of the preceding sentence that are, in our experience, normally applicable to transactions of the type contemplated in the Agreement. The term Included Laws specifically excludes (a) Laws of any counties, cities, towns, municipalities and special political subdivisions and any agencies thereof and
(b) Laws relating to land use, zoning and building code issues, taxes, environmental issues, intellectual property Laws, antitrust issues, and Federal Reserve Board margin regulation issues.

B. When used in this letter, the phrases "known to us", "to our actual knowledge" and similar phrases (i) mean the conscious awareness of facts or other information by (a) the lawyer in our firm who signed this letter, (b) any lawyer in our firm actively involved in handling current matters for the Company and (c) solely as to information relevant to a particular opinion, issue or confirmation regarding a particular factual matter, any lawyer in our firm who is primarily responsible for providing the response concerning that particular opinion, issue or confirmation, and (ii) do not require or imply (a) any examination of this firm's, such lawyer's or any other person's or entity's files, (b) that any inquiry be made of the client, any lawyer (other than the lawyers described above), or any other person or entity, or (c) any review or examination of any agreements, documents, certificates, instruments or other papers other than the Transaction Documents and the Due Diligence Documents.

C. This letter and the matters addressed herein are as of the date hereof or such earlier date as is specified herein, and we undertake no, and hereby disclaim any, obligation to advise you of any change in any matter set forth herein, whether based on a change in the law, a change in any fact relating to the Company, MergerCo or any other Person, or any other circumstance. This opinion letter is limited to the matters expressly stated herein and no opinions are to be inferred or may be implied beyond the opinions expressly set forth herein.

D. For purposes of this letter, the phrase "transactions contemplated by the Agreement" and similar phrases mean the merger of MergerCo with and into the Company pursuant to the Agreement and the other transactions contemplated by the Agreement.

E. The opinions expressed in the first two sentences of paragraph 1 herein are given solely on the basis of certificates of the Good Standing Certificate and speak only as of the dates indicated therein rather than the date hereof. The opinions are limited to the meaning ascribed to such certificates by each applicable State agency and applicable law.

F. The matters expressed in this letter are subject to and qualified and limited by (i) applicable bankruptcy, insolvency, fraudulent transfer and conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally; (ii) general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity); (iii) commercial reasonableness and unconscionability and an implied covenant of good faith and fair dealing; (iv) the power of the courts to award damages in lieu of equitable remedies; and (v) securities laws and public policy underlying such laws with respect to rights to indemnification and contribution.

G. With respect to the opinions expressed in paragraph 8 herein with respect to the number of issued and outstanding shares of the Company's capital stock, we have relied, without any further inquiry, upon our examination of the Company's Certificate of Incorporation, a statement from American Stock Transfer & Trust Company, the Company's transfer agent, and the Officer's Certificate from the Company. With respect to the opinions expressed in paragraph 8 herein as to the shares of Xtrana Common Stock to be issued pursuant to the Agreement being validly issued, fully paid and nonassessable when issued and delivered pursuant to the terms of the Agreement, we assume that the price per share of such issuance will be at least equal to the par value per share of the Xtrana Common Stock.

H. With respect to the opinion expressed in paragraph 9 herein, we assume that the Company will not issue any securities after the date hereof that will be integrated with the offer and issuance of the Xtrana Common Stock pursuant to the Agreement under applicable Federal and state securities laws.

I. We note that the choice of law provisions in Section 10.7 of the Agreement select the laws of Delaware to apply to the Agreement. As explained in paragraph A above, we are not expressing an opinion as to the Laws of that jurisdiction other the Delaware General Corporation Law. Accordingly, with respect to the opinions expressed in paragraph 2 and paragraph 4 of this letter, we have assumed, with your concurrence, that the Laws of the State of California had been selected in such choice of law provisions to be the governing law of the Agreement. We note that this assumption is directly in conflict with specific terms of the Agreement.

J. We express no opinion as to (i) the compliance of the transactions contemplated by the Transaction Documents with any regulations or governmental requirements applicable to any party other than the Company and MergerCo; (ii) the financial condition or solvency of the Company or MergerCo; (iii) the ability (financial or otherwise) of the Company, MergerCo or any other party to meet their respective obligations under the Transaction Documents; (iv) the compliance of the Transaction Documents or the transactions contemplated thereby with, or the effect of any of the foregoing with respect to, the antifraud provisions of the Federal and state securities laws, rules and regulations; (v) the value of any security provided to secure the payment of obligations contemplated by the Transaction Documents; and (vi) the conformity of the Transaction Documents to any term sheet or commitment letter.

K. This letter is solely for your benefit, and no other person or entity shall be entitled to rely upon this letter. Without our prior written consent, this letter may not be quoted in whole or in part or otherwise referred to in any document and may not be furnished or otherwise disclosed to or used by any other Person, except for (i) delivery of copies hereof to counsel for the addressees hereof, (ii) inclusion of copies hereof in a closing file, and (iii) use hereof in any legal proceeding arising out of the transactions contemplated by the Agreement filed by an addressee hereof against this law firm or in which any addressee hereof is a defendant.

L. This law firm is a registered limited liability partnership organized under the laws of the State of California.

Very truly yours,

                                    EXHIBIT J

                                    ARTICLE I

         The name of this corporation is Alpha Innotech Corporation (the "CORPORATION").

                                   ARTICLE II

         The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                   ARTICLE IV

         The Corporation is authorized to issue only one class of shares of stock, to be designated Common Stock; and the total number of shares which the Corporation is authorized to issue is 1,000 no par value.

                                    ARTICLE V

         (a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

         (b) The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) to the fullest extent permissible under California law.

         (c) Any amendment, repeal or modification of the foregoing provisions of this Article V by the shareholders of the corporation shall not adversely affect any right or protection of a director or agent of the corporation existing at the time of such amendment repeal or modification.

                                 AMENDMENT NO. 1

                                       TO

                          AGREEMENT AND PLAN OF MERGER


         This AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (the "AMENDMENT"), made this 6th day of April, 2005 is entered into by and among Xtrana, Inc., a Delaware corporation ("XTRANA"), AIC Merger Corporation, a California corporation and wholly-owned subsidiary of Xtrana ("MERGERCO"), and Alpha Innotech Corporation, a California corporation ("AIC"). Xtrana, MergerCo and AIC are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS:

         A. The Parties have entered into that certain Agreement and Plan of Merger dated December 14, 2004 (the "AGREEMENT"), which provides for the merger of AIC with and into MergerCo on the term and conditions set forth in the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement.

         B. In order to clarify the Parties intended definition of "Minimum Closing Date Cash" and in light of changes to the business and financial condition of AIC and in order to clarify the parties, the Parties desire to amend the provisions of the Agreement on the terms and conditions set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO DEFINITION OF "MINIMUM CLOSING DATE CASH." The definition of "Minimum Closing Date Cash" set forth in Section 1.1 of the Agreement is hereby amended to read as follows:

                  ""MINIMUM CLOSING DATE CASH" means an amount equal to $2,950,000 LESS the sum of (i) the aggregate amount advanced to AIC by Xtrana pursuant to the Promissory Note, (ii) the Audit Fees, and (iii) all other out-of-pocket costs and expenses incurred by Xtrana on or after January 1, 2005 and through the Closing Date which would not have otherwise been incurred by Xtrana but for delay in consummation of the Merger resulting from the necessity of such audit of the AIC financial statements, including, but not limited to, the consulting fees of $5,000 per month payable to James Chamberlain for serving as interim Chief Executive Officer and interim Chief Financial Officer of Xtrana, the director fees incurred by Xtrana (consistent with past practice and policy), consulting fees for the services of Dennis Lineberry, and similar direct costs incurred after January 1, 2005 and through the Closing Date, but not exceeding in the aggregate

         $15,000 per month, unless otherwise agreed in writing between AIC and Xtrana."

         2. AMENDMENT TO EXCHANGE RATIO DEFINITIONS. The definitions of each of the terms "AIC Common Exchange Ratio," "AIC Series A Preferred Exchange Ratio" and "AIC Series A-1 Preferred Ratio" set forth in Section 1.1 of the Agreement are hereby amended to add the following sentence to the end of each such definition:

                  "The foregoing exchange ratio shall be subject to further adjustment as provided in SECTION 2.9.1."

         3. AMENDMENT TO SECTION 6.11. Section 6.11 of the Agreement is hereby amended in its entirety to read as follows:

                  "6.11 DEFERRED COMPENSATION. At the Closing, AIC's aggregate obligations for all deferred compensation shall be not more than $550,000 (the "DEFERRED COMPENSATION"). A schedule of the Deferred Compensation will be delivered by AIC to Xtrana prior the Closing and will be attached to this Agreement as SCHEDULE 6.11. At or promptly following the Closing, the Surviving Corporation or Xtrana shall pay up to a total of $100,000 of the Deferred Compensation. Notwithstanding the foregoing, all remaining Deferred Compensation shall be paid by the Surviving Corporation or Xtrana by June 30, 2006."

         4. CLOSING CONDITIONS. Section 7.2 of the Agreement is hereby amended to add the following new Section 7.2.14 and Section 7.2.15:

                  "7.2.14 AIC shall have received additional financing of at least $1,500,000 on terms and conditions reasonably acceptable to Xtrana, and such financing shall not result in any dilution to the Xtrana stockholders' percentage ownership of the issued outstanding shares of capital stock of the Surviving Entity at the Effective Time.

                  7.2.15 Each of Haseeb Chaudhry and Darryl Ray shall have entered into an amendment to his Employment Agreement (together, the "EMPLOYMENT AGREEMENT AMENDMENTS"), which Employment Agreement Amendments shall provide, among other things, for a reduction in annual base salary to $100,000 effective as of January 1, 2005 and shall otherwise be in form and substance acceptable to Xtrana, and the Employment Agreement Amendments shall be in full force and effect as of the Closing."

         5. RATIFICATION OF REMAINING TERMS. Except as set forth above, the remaining terms and conditions of the Agreement shall not be amended by this Amendment and shall remain in full force and effect, and binding in accordance with their respective terms.

         6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph.



                                  ALPHA INNOTECH CORPORATION


                                  By:      /s/ Haseeb Chaudhry
                                      ----------------------------------------
                                           Name:    Haseeb Chaudhry
                                           Title:   Chief Executive Officer


                                  XTRANA, INC.


                                  By:      /s/ James H. Chamberlain
                                      ----------------------------------------
                                           Name:    James H. Chamberlain
                                           Title:   Chief Executive Officer


                                  AIC MERGER CORPORATION


                                  By:      /s/ James H. Chamberlain
                                      ----------------------------------------
                                           Name:    James H. Chamberlain
                                           Title:   President

                                 AMENDMENT NO. 2

                                       TO

                          AGREEMENT AND PLAN OF MERGER


         This AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER (the "AMENDMENT"), made as of the 6th day of July, 2005 is entered into by and among Xtrana, Inc., a Delaware corporation ("XTRANA"), AIC Merger Corporation, a California corporation and wholly-owned subsidiary of Xtrana ("MERGERCO"), and Alpha Innotech Corporation, a California corporation ("AIC"). Xtrana, MergerCo and AIC are sometimes referred to herein individually as a "PARTY" and collectively as the "PARTIES."

                                    RECITALS:

         A. The Parties have entered into that certain Agreement and Plan of Merger dated December 14, 2004, as amended by Amendment No. 1 to Agreement and Plan of Merger dated April 6, 2005 (as amended, the "AGREEMENT"), which provides for the merger of AIC with and into MergerCo on the term and conditions set forth in the Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Agreement.

         B. The Parties desire to amend the provisions of the Agreement on the terms and conditions set forth herein.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, the parties hereto agree as follows:

         1. ADJUSTMENT TO EXCHANGE RATIO DEFINITIONS. Pursuant to the terms of the Agreement, the Parties hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in the Agreement, as of the date hereof, (a) the AIC Common Exchange Ratio shall be 0.1142909; (b) the AIC Series A Preferred Exchange Ratio shall be 0.3033634; and (c) the AIC Series A-1 Preferred Ratio shall be 0.3033634.

         2. AMENDMENT TO SECTION 6.4. The first sentence of Section 6.4 of the Agreement is hereby stricken from the Agreement and replaced with the following:

                  "As soon as reasonably practicable, AIC shall submit this Agreement and the transactions contemplated by this Agreement to the AIC Shareholders for approval and adoption."

         3. REGISTRATION COVENANT. The Agreement is hereby amended to add the following new Section 6.17:

                  "6.17  REGISTRATION  ON FORM S-3. In case Xtrana  shall at any time  after  the  Closing  become  eligible  to use  Form  S-3  for the registration of resale of securities by its stockholders and receives from any holder or holders of Registrable Securities (as defined below) a written request or requests that Xtrana effect a registration on Form S-3 with respect to all or a part of the Registrable Securities owned by such holder or holders, then Xtrana will: (a) promptly give written notice of the proposed registration and to all other holders of Registrable Securities; and (b) as soon as practicable, use commercially reasonable efforts to effect such registration as would permit or facilitate the sale and distribution of all or such portion of such holders or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder of Registrable Securities joining in such request as are specified in a written request given within twenty
         (20) days after Xtrana provides the notice contemplated by clause (a). Notwithstanding the foregoing, Xtrana shall not be obligated to effect any such registration, qualification or compliance pursuant to this
         SECTION 6.17 (i) if Form S-3 is not available for such offering by the holders; (ii) if the holders, together with the holders of any other securities of Xtrana entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (iii) if the Xtrana shall furnish to the holders a certificate signed by the President or Chief Executive Officer of Xtrana stating that in the good faith judgment of the Board of Directors of Xtrana, it would be materially detrimental to Xtrana and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement no more than once during any twelve month period for a period of not more than ninety (90) days after receipt of the request of the holder or holders under this SECTION 6.17; (iii) if Xtrana has already effected a registration on Form S-3 pursuant to this SECTION 6.17; or
         (iv) in any particular jurisdiction in which Xtrana would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance. For purposes hereof, the term "REGISTRABLE SECURITIES" means: (1) any Xtrana Common Stock held by an AIC Shareholder and issued to such AIC Shareholder pursuant to this Agreement and (2) any shares of Xtrana Common Stock held by an AIC Shareholder and issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Xtrana Common Stock described in clause
         (1) of this definition; PROVIDED, HOWEVER, that "Registrable Securities" shall exclude any Registrable Securities sold in a public offering, whether sold pursuant to Rule 144 promulgated under the Securities Act, or in a registered offering, or otherwise or securities which can be sold in accordance with Rule 144(k) promulgated under the Securities Act."

         4. AMENDMENT TO SECTION 7.1.2. Section 7.1.2 of the Agreement is hereby amended in its entirety to read as follows:

                  "7.1.2 REPRESENTATION LETTERS. At or prior to Closing, each AIC Shareholder shall have delivered to Xtrana an executed investment representation letter containing such representations as required to comply with applicable provisions of the Securities Act and otherwise in form and substance reasonably acceptable to Xtrana."

         5. AMENDMENT TO SECTION 8.1.3. Section 8.1.3 of the Agreement is hereby amended in its entirety to read as follows:

                  "by either Xtrana or AIC if the Merger shall not have been consummated on or before September 30, 2005 (other than as a result of the failure of the Party seeking to terminate this Agreement to perform its obligations under this Agreement required to be performed at or prior to the Effective Time);"

         6. AMENDMENT TO SECTION 9.4. Section 9.4 of the Agreement is hereby amended in its entirety to read as follows:

                   "9.4 LIMITATION ON CLAIMS. No claims shall be payable under this SECTION 9 with respect to any Damages unless and until the aggregate Damages owing under this SECTION 9 in respect of any Indemnitee (as defined below) exceed $100,000, in which case the Indemnitee shall be entitled to indemnification from the indemnifying party for all Damages without regard to such threshold. As used herein, an "INDEMNITEE" means one or more of the AIC Indemnified Parties or the Xtrana Indemnified Parties to the extent that such parties seek indemnification from the other pursuant to this SECTION
          9. The Xtrana Indemnified Parties' sole and exclusive remedy for indemnification claims against AIC under this Agreement shall consist of its right to set off any Damages against the Holdback Shares and the AIC Indemnified Parties' sole and exclusive remedy for indemnification claims against Xtrana under this Agreement shall consist of their right to receive additional shares of Xtrana Common Stock out of the AIC Indemnification Shares, in either case pursuant to the procedure described in SECTION 9.5 hereof. No claims shall be payable with respect to any representation or warranty unless such claim is asserted in writing on or before 5:00 p.m. Pacific Standard Time on March 31, 2006 (the "INDEMNIFICATION TERMINATION PERIOD"). All Holdback Shares not then subject to indemnification claims under
          SECTION 9.3.2 hereof shall be released to the AIC's pre-Merger shareholders pursuant to the terms of the Escrow Agreement upon the expiration of the Indemnification Termination Period. All AIC Indemnification Shares not then subject to indemnification claims under SECTION 9.3.1 hereof shall be released from escrow and permanently cancelled pursuant to the Escrow Agreement upon the expiration of the Indemnification Termination Period."

         7. RATIFICATION OF REMAINING TERMS. Except as set forth above, the remaining terms and conditions of the Agreement shall not be amended by this Amendment and shall remain in full force and effect, and binding in accordance with their respective terms.

         8. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph.


                                    ALPHA INNOTECH CORPORATION


                                    By:      /S/ HASEEB CHAUDHRY
                                        ----------------------------------------
                                             Name:    Haseeb Chaudhry
                                             Title:   Chief Executive Officer

                                    XTRANA, INC.


                                    By:      /S/ JAMES H. CHAMBERLAIN
                                        ----------------------------------------
                                             Name:    James H. Chamberlain
                                             Title:   Chief Executive Officer

                                    AIC MERGER CORPORATION


                                    By:      /S/ JAMES H. CHAMBERLAIN
                                        ----------------------------------------
                                             Name:    James H. Chamberlain
                                             Title:   President

                                                                      APPENDIX B

                          OPINION OF FINANCIAL ADVISORS


April 21, 2005

Board of Directors
Xtrana, Inc.
P.O. Box 668 Sedalia, Colorado 80135

Members of the Board:

You have advised us that on December 14, 2004, Xtrana, Inc., a Delaware corporation ("Xtrana" or the "Company"), AIC Merger Corporation, a California corporation and a wholly-owned subsidiary of Xtrana ("Xtrana Sub"), and Alpha Innotech Corporation, a California corporation ("Alpha Innotech") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Xtrana Sub will be merged with and into Alpha Innotech (the "Merger"), with Alpha Innotech continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Xtrana. The common shareholders of Xtrana and Alpha Innotech will own 17 percent and 83 percent, respectively, of the outstanding shares of Xtrana (excluding options and warrants) upon the consummation of the Merger. Xtrana will also deliver cash of approximately $2.2 million at the closing of the Merger. In addition, pursuant to the Merger Agreement Xtrana has previously advanced Alpha Innotech $500,000 pursuant to the terms of a secured promissory note. The Merger Agreement has been approved by the Board of Directors of both Xtrana and Alpha Innotech. We further understand that on April 6, 2005, Xtrana, Xtrana Sub, and Alpha Innotech, entered into an amendment to the Merger Agreement (as amended, the "Merger Agreement"). The amendment to the Merger Agreement was entered into to clarify the parties with respect to certain provisions of the Merger Agreement and to make certain amendments to the closing conditions for the Merger and the payment of certain deferred compensation owed to Alpha Innotech officers.

The material terms of the transactions contemplated by the Merger provide, among others, that pursuant to the Merger Agreement, at the effective time of the Merger, each share of Alpha Innotech common stock will be converted into approximately 0.1136072 shares of Xtrana common stock and each share of Alpha Innotech Series A Preferred Stock and Series A-1 Preferred Stock will be converted into approximately 0.2868318 shares of Xtrana common stock, in each case as such ratios may be adjusted as provided in the Merger Agreement. These exchange ratios take into account a contemplated 1-for-10 reverse stock split of Xtrana's common stock to be effected immediately prior to the Merger, and the Merger Agreement provides that in no event shall the number of shares of Xtrana common stock issued to the Alpha Innotech shareholders exceed 83 percent of the outstanding shares of Xtrana common stock immediately following the closing of the Merger. All options to purchase shares of common stock of Alpha Innotech and warrants to purchase shares of common stock or preferred stock of Alpha Innotech outstanding at the effective time of the Merger will be assumed or replaced by options, or warrants to purchase Xtrana common stock, with proportional adjustment to the number of underlying shares and exercise price of each option and warrant based upon the relevant exchange ratios identified above. All existing common stockholders of the Company prior to the Merger are referred to herein as the "Public Stockholders." The transactions described above and all related transactions are referred to collectively herein as the "Transaction."

You have requested us to render an opinion (the "Opinion") as to the fairness, from a financial point of view, to the Public Stockholders, of the Transaction pursuant to the terms and conditions of the Merger Agreement relating to the Transaction. We will receive a fee for providing this Opinion. The opinion fee is not contingent upon the consummation of the Transaction. The Company has also agreed to indemnify us against certain liabilities in connection with our services.

This Opinion does not, with your express approval, address the fairness of the Transaction to creditors or any security holders of the Company, either debt or equity, other than the Public Stockholders, and we expressly disclaim any obligation to do so.

Further, this Opinion does not address the Company's underlying business decision to effect the Transaction. You did not request us to, nor did we, either solicit third party indications of interest or evaluate any specific third party proposals relating to the acquisition of all or a part of the Company. We did not participate in the negotiations with respect to the Transaction or advise you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries, as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. met with certain members of the senior management of the Company and Alpha Innotech to discuss the operations, financial condition, future prospects and projected operations and performance of the Company and Alpha Innotech;

2. visited certain facilities and business offices of Alpha Innotech in San Leandro, California;

3. reviewed audited financial statements for Alpha Innotech for the fiscal years ended December 31, 2000, 2001, 2002, 2003 and 2004;

4. reviewed the unaudited financial information, internally prepared by management of Alpha Innotech, relating to the operations of Alpha Innotech, including: (i) the unaudited consolidated balance sheet of Alpha Innotech and its subsidiaries, as of March 31, 2004 and March 31, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2004 and March 31, 2005, which Alpha Innotech's management has represented and warranted as the most current financial statements available;

5. reviewed certain financial projections provided by Alpha Innotech's management relating to the Company for the fiscal years ending December 31, 2005, 2006, 2007, 2008 and 2009;

6. reviewed: (i) the Company's Form 10-KSB for the fiscal years ended December 31, 2002, 2003 and 2004, including the audited consolidated balance sheet of the Company and its subsidiaries, as of December 31, 2002, 2003 and 2004, and the related consolidated statements of operations, stockholders' equity and cash flows for the fiscal years ended December 31, 2002, 2003 and 2004; and (ii) certain other publicly available business and financial information related to the Company, which we deemed to be relevant;

7. reviewed the unaudited financial information, internally prepared by management of the Company, relating to the operations of the Company, including: (i) the unaudited consolidated balance sheet of the Company and its subsidiaries, as of March 31, 2004 and March 31, 2005, and the related consolidated statements of operations, stockholders' equity and cash flows for the three months ended March 31, 2004 and March 31, 2005, which the Company's management has represented and warranted as the most current financial statements available;

8. reviewed the following documents and agreements: (i) the Merger Agreement among the Company, Xtrana Sub and Alpha Innotech dated December 14, 2004; and (ii) the Amendment No. 1 to the Merger Agreement among the Company, Xtrana Sub and Alpha Innotech dated April 6, 2005;

9. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company; and

10. conducted such other studies, analyses and inquiries as we have deemed appropriate for purposes of this Opinion.

In preparing this Opinion, we assumed and relied on, with your express permission, the truth, accuracy and completeness of all information supplied or otherwise, including, without limitation, any financial information, forecasts or projections, made available to us, discussed with or reviewed by or for us, or publicly available. In addition, where appropriate, we relied upon publicly available information that we believed to be reliable, accurate, and complete; however, we cannot guarantee the reliability, accuracy, or completeness of any such publicly available information. We did not independently verify the accuracy and completeness of the information provided to us and have not assumed and expressly disclaim any responsibility for independently verifying such information or undertaken any independent evaluation or appraisal of any of the assets or liabilities of the Company or been furnished with any such evaluation or appraisal. In addition, we did not conduct, and have not assumed any obligation to conduct, any physical inspection of the properties or facilities of the Company and Alpha Innotech. We express no opinion regarding the liquidation value of any entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which the Company or any of its affiliates is a party or may be subject and, at the Company's direction and with its consent, our Opinion makes no assumption concerning, and therefore does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

We assumed, with your and Alpha Innotech's express permission, that the financial forecast information furnished to or discussed with us by the Company and Alpha Innotech, was prepared in a reasonable manner and reflected the best currently available estimates and judgment of the Company's management and Alpha Innotech's management as to the expected future financial performance of the Company and Alpha Innotech, and that there had been no material change in the assets, financial condition, business or prospects of the Company and Alpha Innotech since the date of the most recent financial statements made available to us. This Opinion expresses no view with respect to how the projections were obtained, the reasonableness of such projections, or the assumptions on which they were based. Further, we have relied, with your express permission, upon the certifications, representations and warranties of management of the Company and Alpha Innotech that the Company's management and Alpha Innotech's management is not aware of any facts or circumstances that would make any such forecasts inaccurate or misleading. This Opinion is necessarily based upon market, economic and other conditions as they exist and can be evaluated, and on the information made available to us, as of the date of this Opinion. Any subsequent change in such conditions could materially affect the assumptions used in the Opinion and would require a reevaluation of such Opinion. Although subsequent developments may affect this

Opinion, we have assumed no obligation to update, revise or reaffirm such opinion, and we expressly disclaim any obligation to do so. In rendering this Opinion, we assumed, with your permission, that the proposed Transaction would be consummated substantially on the terms discussed in the Merger Agreement, without any waiver of any material terms or conditions by any party thereto. Without limiting the generality of the foregoing, for the purpose of this Opinion, we have assumed that the Company and Alpha Innotech are not a party to any pending transaction, including external financings, recapitalizations, asset sales, acquisitions or merger discussions, other than the Transaction or in the ordinary course of business. We have also assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not change the consideration to be received by the Company. This Opinion expresses no opinion as to the price at which the Company's Common Stock will trade in the future. This Opinion does not give consideration to the tax effect of the proposed Transaction on the Company and Alpha Innotech or the shareholders of the Company and Alpha Innotech in the United States or in any other jurisdiction.

This Opinion does not address the underlying decision of the Company to engage in the Transaction and does not constitute a recommendation to the Board of Directors, or to any shareholder of the Company as to how such shareholder should vote or as to any other action such shareholder should take in connection with the Transaction.

Based upon the foregoing,  and in reliance  thereon,  it is our opinion that the
Transaction,   is  fair,   from  a  financial  point  of  view,  to  the  Public
Stockholders, pursuant to the terms and conditions of the Merger Agreement.

This Opinion is for the use and benefit of the Company's Board of Directors in its evaluation of the Transaction and shall not be used by any other person without our prior written consent. This Opinion is delivered to the Company's Board of Directors subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter, and subject to the understanding that the obligations of The Mentor Group, Inc. ("TMG") in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of TMG shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates. Except with respect to the use of this Opinion in connection with the Proxy Statement relating to the Transaction, this Opinion shall not be published or otherwise used, nor shall any public references to us be made, without our prior written approval.


/s/ THE MENTOR GROUP, INC.

                                                                      APPENDIX C

                           ALPHA INNOTECH CORPORATION


                        UNAUDITED FINANCIAL INFORMATION

                   FOR THE THREE MONTHS ENDED MARCH 31, 2005


                                                                            PAGE
                                                                            ----

Consolidated Balance Sheets .............................................   C-2

Consolidated Statements of Operations ...................................   C-3

Consolidated Statements of Changes in Shareholders' Deficit .............   C-4

Consolidated Statements of Cash Flows ...................................   C-5

Notes to Consolidated Financial Statements ..............................   C-6

                           ALPHA INNOTECH CORPORATION

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF MARCH 31, 2005 AND DECEMBER 31, 2004
                                   (Unaudited)

                                                         MARCH 31,     DECEMBER 31,
                                                           2005            2004
                                                       ------------    ------------
                     ASSETS
Current assets:
     Cash and cash equivalents .....................   $    141,743    $     40,174
     Accounts receivable, net ......................      1,570,746       1,975,554
     Inventory, net ................................        718,068         724,591
     Prepaid expenses and other current assets .....        108,643         170,038
                                                       ------------    ------------

         Total current assets ......................      2,539,200       2,910,357

Property and equipment, net ........................      1,292,590       1,433,679

Other assets .......................................         79,670          79,670
                                                       ------------    ------------

     Total assets ..................................   $  3,911,460    $  4,423,706
                                                       ============    ============

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED
      STOCK AND SHAREHOLDERS' DEFICIT
Current liabilities:
     Accounts payable ..............................   $  1,833,294    $  1,616,771
     Accrued liabilities ...........................      1,037,072       1,088,545
     Debt ..........................................      1,608,718       1,610,046
     Deferred revenue ..............................        578,651         575,044
     Other liabilities .............................        189,119         181,369
                                                       ------------    ------------

         Total current liabilities .................      5,246,854       5,071,775
                                                       ------------    ------------

Commitments and contingencies ......................           --              --
                                                       ------------    ------------

Redeemable Convertible Preferred stock, no
     par value, authorized 24,000,000 shares:
         Series A, issued and outstanding
            10,533,334 and 10,533,334 shares
            (liquidation value of $7,900,001 at
            March 31, 2005 and December 31, 2005) ..     10,445,293      10,273,256
         Series A-1, issued and outstanding
            7,343,418 and 7,343,418 shares
            (liquidation value of $2,203,027 at
            March 31, 2005 and December 31, 2005) ..      2,226,200       2,180,733
                                                       ------------    ------------

                  Total redeemable convertible
                     preferred stock ...............     12,671,493      12,453,989
                                                       ------------    ------------

Shareholders' deficit:
     Common stock, Series A, no par value per share:
         Authorized 60,000,000 shares
         Issued and outstanding 23,179,287 and
            23,177,526 shares ......................      1,147,403       1,146,945
     Accumulated deficit ...........................    (15,154,290)    (14,249,003)
                                                       ------------    ------------

         Total shareholders' deficit ...............    (14,006,887)    (13,102,058)
                                                       ------------    ------------

              Total liabilities, redeemable
                 convertible preferred stock and
                 shareholders' deficit .............   $  3,911,460    $  4,423,706
                                                       ============    ============


The accompanying notes are an integral part of these condensed consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                                   (Unaudited)

                                                       2005             2004
                                                   -----------      -----------

Revenue ......................................     $ 2,505,360      $ 1,906,672

Cost of goods sold ...........................       1,405,295        1,015,390
                                                   -----------      -----------

     Gross profit ............................       1,100,065          891,282
                                                   -----------      -----------

Operating expenses:
     Sales and marketing .....................       1,060,509          822,129
     Research and development expenses .......         397,488          488,815
     General and administrative expenses .....         285,337          326,225
                                                   -----------      -----------

         Total operating expenses ............       1,743,334        1,637,169
                                                   -----------      -----------

              Loss from operations ...........        (643,269)        (745,887)

Other income (expense):
     Interest expense ........................         (43,006)         (61,904)
     Other income (expense), net .............          (1,508)            (454)
                                                   -----------      -----------

         Total other income (expense) ........         (44,514)         (62,358)
                                                   -----------      -----------

              Net loss .......................     $  (687,783)     $  (808,245)
                                                   ===========      ===========


The accompanying notes are an integral part of these condensed consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

      CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                                   (Unaudited)


                                              Redeemable Convertible Preferred Stock
                                    ---------------------------------------------------------
                                              Series A                    Series A-1
                                    ---------------------------   --------------------------

                                       Number                         Number
                                     of Shares        Value         of Shares       Value
                                    ------------   ------------   ------------   ------------
Balance at January 1, 2005 ......     10,533,334   $ 10,273,256      7,343,418   $  2,180,733
Accretion of preferred stock to
   redemption value .............           --           14,037           --            1,406
Accretion of cumulative preferred
   dividend .....................           --          158,000           --           44,061
Exercise of stock option for cash           --             --             --             --
Net loss ........................           --             --             --             --
                                    ------------   ------------   ------------   ------------
Balance at March 31, 2005 .......     10,533,334   $ 10,445,293      7,343,418   $  2,226,200
                                    ============   ============   ============   ============


                                            Common Stock
                                    ---------------------------


                                       Number                     Accumulated
                                     of Shares        Value         Deficit          Total
                                    ------------   ------------   ------------    ------------


Balance at January 1, 2005 ......     23,177,526   $  1,146,945   $(14,249,003)   $(13,102,058)
Accretion of preferred stock to
   redemption value .............           --             --          (15,443)        (15,443)
Accretion of cumulative preferred
   dividend .....................           --             --         (202,061)       (202,061)
Exercise of stock option for cash          1,761            458           --               458
Net loss ........................           --             --         (687,783)       (687,783)
                                    ------------   ------------   ------------    ------------
Balance at March 31, 2005 .......     23,179,287   $  1,147,403   $(15,154,290)   $(14,006,887)
                                    ============   ============   ============    ============


The accompanying notes are an integral part of these condensed consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
               FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
                                   (Unaudited)

                                                                                2005         2004
                                                                             ---------    ---------
Cash flows from operating activities:
     Net loss ............................................................   $(687,783)   $(808,245)
     Adjustments to reconcile net income to net cash provided by (used in)
         operating activities:
              Depreciation and amortization ..............................     172,970      197,201
              Allowance for sales returns and doubtful accounts ..........      21,088        1,316
              Allowance for excess and obsolete inventory ................        (387)       7,515
              Amortization of deferred stock-based compensation ..........        --            921
              Change in operating assets and liabilities:
                  Accounts receivables ...................................     383,720      572,914
                  Inventories ............................................       6,910      209,162
                  Prepaid expenses and other current assets ..............      61,395       23,523
                  Other assets ...........................................        --         (2,420)
                  Accounts payable .......................................     216,523     (282,306)
                  Accrued liabilities ....................................     (51,473)      54,926
                  Other current liabilities ..............................       7,750       13,892
                  Deferred revenue .......................................       3,607      (56,902)
                                                                             ---------    ---------

                      Net cash provided by (used in) operating activities      134,320      (68,501)
                                                                             ---------    ---------

Cash flows from investing activities:
     Purchase of property and equipment ..................................     (31,881)     (98,745)
                                                                             ---------    ---------

         Net cash used in investing activities ...........................     (31,881)     (98,745)
                                                                             ---------    ---------

Cash flows from financing activities:
     Proceeds from borrowing of debt obligation ..........................        --        461,929
     Repayment of debt obligation ........................................      (1,328)    (740,504)
     Proceeds from issuance of convertible notes .........................        --        337,247
     Proceeds from exercise of common stock options ......................         458        2,967
                                                                             ---------    ---------

         Net cash provided by (used in) financing activities .............        (870)      61,639
                                                                             ---------    ---------

              Net increase (decrease) in cash and cash equivalents .......     101,569     (105,608)

Cash and cash equivalents at the beginning of the period .................      40,174      172,497
                                                                             ---------    ---------

     Cash and cash equivalents at the end of the period ..................   $ 141,743    $  66,889
                                                                             =========    =========

Supplemental disclosures of cash flow information:
     Interest paid during the year .......................................   $  43,006    $  61,904
                                                                             =========    =========
     Income taxes paid during the year ...................................   $    --      $    --
                                                                             =========    =========

Supplemental disclosure of non-cash investing and financing activities:
     Accretion of preferred stock to redemption value ....................   $ 217,504    $ 176,101
                                                                             =========    =========


The accompanying notes are an integral part of these condensed consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.       FORMATION AND BUSINESS OF THE COMPANY

         GENERAL - Alpha Innotech Corporation and subsidiary (the "company") was incorporated and began operations in June, 1992, in the state of California, with facilities in San Leandro, California. The Company develops and markets digital imaging systems for image documentation, quantitative analysis, and image archiving. These systems are used with electrophoresis samples (gel, blots, autoradiographs, etc), microscopy applications, and general imaging from insects to culture plates. The Company has a wholly owned subsidiary, Alpha Innotech Limited, which is located in the UK and commenced sales operation in September 2001. This office location closed its operations in August 2003.

         The Company obtained an additional convertible notes payable financing offering totaling $674,494 during March and September of 2004. However, the Company continues to incur losses. For the three months ended March 31, 2005, the Company incurred a loss from operations of $687,783 and positive cash flows from operations of $134,320, and has a working capital deficiency as of March 31, 2005. Management expects operating losses to continue for the foreseeable future because of additional costs and expenses related to research and development activities. Failure to generate sufficient revenues, raise additional capital or reduce certain discretionary spending could have a material adverse effect on the Company's ability to achieve its intended business objectives.

         GOING CONCERN - The accompanying condensed consolidated financial statements have been prepared on a going concern basis that contemplates the realization of assets and discharge of liabilities in the normal course of business. From inception, the Company has incurred recurring losses from operation totaling approximately $15 million and has been unable to generate positive cash flow from operations. These conditions raise substantial doubts about the Company's ability to continue as a going concern. The Company has been able to fund its operating losses to date primarily through the sale of preferred stock. The ability of the Company to manage its operating expenses to a level that can be financed by existing cash is critical to the Company's ability to continue as a going concern. Management plans to manage expenses and obtain additional funds through a reverse merge with a public company. The condensed consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION - The accompanying interim condensed consolidated financial statements do not include all disclosures included in the consolidated financial statements for the year ended December 31, 2004, and therefore, these consolidated financial statements should be read in conjunction with the interim condensed consolidated financial statements included in this proxy.

         In the opinion of management, these interim condensed consolidated financial statements reflect all adjustments necessary for a fair presentation of the financial position, results of operations, and cash flows for the interim periods and dates presented.

         STOCK-BASED COMPENSATION - The Company has adopted the interim disclosure provisions of SFAS No. 148, "ACCOUNTING FOR STOCK-BASED COMPENSATION-TRANSITION AND DISCLOSURES." Related interim disclosures are as follows.

                           ALPHA INNOTECH CORPORATION

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         The Company measures compensation expense for its employee stock-based compensation awards using the intrinsic value method and provides pro forma disclosures of net loss and loss per share as if a fair value method has been applied. Therefore, compensation cost for employee stock awards is measured as the excess, if any, of the fair value of our common stock at the grant date or remeasurement date over the amount an employee must pay to acquire the stock and is amortized over the related service periods using the straight-line method.
         Compensation expense previously recorded for unvested employee stock-based compensation awards that are forfeited upon the employee termination is reversed in the period of forfeiture.

         Had compensation cost for the Company's stock option plans been determined based on the fair market value at the grant dates for stock options granted consistent with the provision of SFAS 123, the expense, net of the related tax effect, would have been immaterial to the Company's net loss.

3.       BALANCE SHEET COMPONENTS

                                                      March 31,     December 31,
                                                        2005            2004
                                                     -----------    -----------

ACCOUNTS RECEIVABLE, NET
     Accounts receivable .........................   $ 1,674,216    $ 2,057,935
     Less allowance for sales returns ............       (56,092)       (35,003)
     Less allowance for doubtful accounts ........       (47,378)       (47,378)
                                                     -----------    -----------

         Accounts receivable, net ................   $ 1,570,746    $ 1,975,554
                                                     ===========    ===========

INVENTORY, NET
     Raw material ................................   $   727,064    $   774,425
     Finished Goods ..............................        42,206         17,900
     Inventory in transit ........................        29,192         13,047
     Less allowance for excess and obsolete
        inventory ................................       (80,394)       (80,781)
                                                     -----------    -----------

         Inventory, net ..........................   $   718,068    $   724,591
                                                     ===========    ===========

PROPERTY AND EQUIPMENT
     Machinery and equipment .....................   $   353,108    $   353,108
     Furniture and fixtures ......................       203,265        203,265
     Leasehold improvements ......................     1,507,500      1,507,500
     Loaner and demonstration units ..............     1,112,743      1,109,707
     Computers ...................................       299,733        299,733
     Software ....................................        87,477         87,477
                                                     -----------    -----------

         Property and equipment ..................     3,563,826      3,560,791

Less accumulated depreciation and amortization ...    (2,271,236)    (2,127,111)
                                                     -----------    -----------

         Property and equipment, net .............   $ 1,292,590    $ 1,433,679
                                                     ===========    ===========

                           ALPHA INNOTECH CORPORATION

3.       BALANCE SHEET COMPONENTS

                                              March 31,      December 31,
                                                2005            2004
                                             ----------      ----------

         ACCRUED LIABILITIES
              Payroll and related .....      $  610,099      $  626,489
              Warranty ................         112,510         100,717
              Audit and tax accrual ...          41,056          72,750
              Finder's fee ............         175,000         175,000
              Other ...................          98,407         113,589
                                             ----------      ----------

                  Accrued liabilities .      $1,037,072      $1,088,545
                                             ==========      ==========

4.       XTRANA MERGER

         On December 14, 2004, Xtrana, Inc., a Delaware corporation ("Xtrana"), AIC Merger Corporation, a California corporation and a wholly-owned subsidiary of Xtrana ("Xtrana Sub"), and the Company entered into an Agreement and Plan of Merger pursuant to which Xtrana Sub will be merged with and into the Company, with the Company continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Xtrana. This plan of merger has yet to be completed.

5.       SUBSEQUENT EVENT

         On April 8, 2005, the Company secured a loan in the amount of $1,500,000 from Alexandria Finance, LLC. The loan bears interest at the rate of 12.5% per annum and the outstanding principal amount of the loan is due and payable in 30 equal monthly installments beginning on November 1, 2005. The obligations under the loan are secured by a second priority lien and security interest in substantially all assets of the Company. The Company has issued a seven-year warrant to purchase 900,000 shares of its Common Stock at a purchase price of $0.20 per share in connection with this loan financing.

                           ALPHA INNOTECH CORPORATION

                        CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003
                       WITH REPORT OF INDEPENDENT AUDITORS


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

Report of Independent Auditors ..........................................   C-10

Consolidated Balance Sheets .............................................   C-11

Consolidated Statements of Operations ...................................   C-12

Consolidated Statements of Changes in Shareholders' Deficit .............   C-13

Consolidated Statements of Cash Flows ...................................   C-14

Notes to Consolidated Financial Statements ..............................   C-15

                         REPORT OF INDEPENDENT AUDITORS





To Board of Directors and Shareholders of
Alpha Innotech Corporation


We have audited the accompanying consolidated balance sheets of Alpha Innotech Corporation and its subsidiary as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in shareholders' deficit, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Alpha Innotech Corporation and its subsidiary as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that Alpha Innotech Corporation and its subsidiary will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, Alpha Innotech Corporation and its subsidiary has incurred losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 11 to the consolidated financial statements, an error resulting in the omission of deferred revenue being recorded as of December 31, 2002 was discovered by management of Alpha Innotech Corporation subsequent to the issuance of the prior auditors' report on those statements dated March 24, 2004. Accordingly, an adjustment has been made to accumulated deficit as of January 1, 2003 to correct the error.


/s/ Rowbotham & Company LLP
---------------------------

San Francisco, California
March 4, 2005

                           ALPHA INNOTECH CORPORATION

                           CONSOLIDATED BALANCE SHEETS
                        AS OF DECEMBER 31, 2004 AND 2003


                                                       2004            2003
                                                   ------------    ------------

                   ASSETS
Current assets:
     Cash and cash equivalents .................   $     40,174    $    172,497
     Accounts receivable, net ..................      1,975,554       1,313,652
     Inventory, net ............................        724,591       1,276,431
     Prepaid expenses and other current assets .        170,038         169,157
                                                   ------------    ------------

         Total current assets ..................      2,910,357       2,931,737

Property and equipment, net ....................      1,433,679       1,835,664

Other assets ...................................         79,670          79,751
                                                   ------------    ------------

     Total assets ..............................   $  4,423,706    $  4,847,152
                                                   ============    ============

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED
     STOCK AND SHAREHOLDERS' DEFICIT
Current liabilities:
     Accounts payable ..........................   $  1,616,771    $  1,178,613
     Accrued liabilities .......................      1,088,545       1,042,242
     Debt ......................................      1,610,046       2,044,381
     Deferred revenue ..........................        575,044         524,883
     Other liabilities .........................        181,369         261,627
                                                   ------------    ------------

         Total current liabilities .............      5,071,775       5,051,746
                                                   ------------    ------------

Commitments and contingencies ..................           --              --
                                                   ------------    ------------

Redeemable Convertible Preferred stock, no par
     value, authorized 24,000,000 shares:
         Series A, issued and outstanding
             10,533,334 and 10,533,334 shares
             (liquidation value of $7,900,001
             at December 31, 2004 and 2003) ....     10,273,256       9,568,853
         Series A-1, issued and outstanding
             7,343,418 and none shares
             (liquidation value of $2,203,027
             at December 31, 2004 and 2003) ....      2,180,733            --
                                                   ------------    ------------

         Total redeemable convertible
             preferred stock ...................     12,453,989       9,568,853
                                                   ------------    ------------

Shareholders' deficit:
     Common stock, Series A, no par value per
         share:
         Authorized 60,000,000 shares
         Issued and outstanding 23,170,344 and
             23,177,526 shares .................      1,146,945         477,082
     Deferred stock-based compensation .........           --            (3,684)
     Accumulated deficit .......................    (14,249,003)    (10,246,845)
                                                   ------------    ------------

         Total shareholders' deficit ...........    (13,102,058)     (9,773,447)
                                                   ------------    ------------

         Total liabilities, redeemable
             convertible preferred stock and
             shareholders' deficit .............   $  4,423,706    $  4,847,152
                                                   ============    ============

The accompanying notes are an integral part of these consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                      2004            2003
                                                 ------------     ------------

Revenue ......................................    $ 10,511,334     $ 10,492,745

Cost of goods sold ...........................       5,377,952        5,331,406
                                                  ------------     ------------

     Gross profit ............................       5,133,382        5,161,339
                                                  ------------     ------------

Operating expenses:
     Sales and marketing .....................       3,924,775        3,570,872
     Research and development expenses .......       1,962,857        1,662,324
     General and administrative expenses .....       1,968,638        1,600,065
                                                  ------------     ------------

         Total operating expenses ............       7,856,270        6,833,261
                                                  ------------     ------------

              Loss from operations ...........      (2,722,888)      (1,671,922)

Other income (expense):
     Interest expense ........................        (573,500)        (320,745)
     Other income (expense), net .............          (1,367)          (7,799)
                                                  ------------     ------------

         Total other income (expense) ........        (574,867)        (328,544)
                                                  ------------     ------------

              Net loss .......................    $ (3,297,755)    $ (2,000,466)
                                                  ============     ============


The accompanying notes are an integral part of these consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                        Redeemable Convertible Preferred Stock
                                               ---------------------------------------------------------
                                                       Series A                      Series A-1
                                               ---------------------------   ---------------------------

                                                 Number                         Number
                                                of Shares        Value        of Shares        Value
                                               ------------   ------------   ------------   ------------

Balance at December 31, 2002 ...............     10,533,334   $  8,864,450           --     $       --
Prior year retained earnings adjustment ....           --             --             --             --
                                               ------------   ------------   ------------   ------------

Balance at December 31, 2002 - restated ....     10,533,334      8,864,450           --             --
Accretion of preferred stock to redemption
   value ...................................           --           72,403           --             --
Accretion of cumulative preferred dividend .           --          632,000           --             --
Issuance of stock options for consulting
   services ................................           --             --             --             --
Amortization of deferred stock-based
   compensation ............................           --             --             --             --
Exercise of stock option for cash ..........           --             --             --             --
Net loss ...................................           --             --             --             --
                                               ------------   ------------   ------------   ------------

Balance at December 31, 2003 ...............     10,533,334      9,568,853           --             --
Accretion of preferred stock to redemption
   value ...................................           --           72,403           --             --
Accretion of cumulative pref ...............           --          632,000           --             --

Accretion of cumulative pref ...............           --             --             --         (632,000)

Issuance of Series A-1 convertible
   preferred share for cash, net of
   issuance costs of $22,295 ...............           --             --        7,343,418      2,180,733
Issuance of common stock warrants in
   connection with convertible notes payable           --             --             --             --
Issuance of common stock warrants with
   convertible notes payable ...............           --             --             --             --
Issuance of common stock warrants in lieu
   of compensation .........................           --             --             --             --
Amortization of deferred stock-based
   compensation ............................           --             --             --             --
Exercise of stock option for cash ..........           --             --             --             --
Net loss ...................................           --             --             --             --
                                               ------------   ------------   ------------   ------------

Balance at December 31, 2004 ...............     10,533,334   $ 10,273,256      7,343,418   $  2,180,733
                                               ============   ============   ============   ============


                                                      Common Stock
                                               ----------------------------
                                                                                Deferred
                                                  Number                      Stock-Based      Accumulated
                                                of Shares          Value      Compensation       Deficit          Total
                                               ------------    ------------   ------------    ------------    ------------
Balance at December 31, 2002 ...............     23,108,625    $    455,805   $    (25,719)   $ (6,903,496)   $ (6,473,410)
Prior year retained earnings adjustment ....           --              --             --          (638,480)       (638,480)
                                               ------------    ------------   ------------    ------------    ------------

Balance at December 31, 2002 - restated ....     23,108,625         455,805        (25,719)     (7,541,976)     (7,111,890)
Accretion of preferred stock to redemption
   value ...................................           --              --             --           (72,403)        (72,403)
Accretion of cumulative preferred dividend .           --              --             --          (632,000)       (632,000)
Issuance of stock options for consulting
   services ................................           --             3,672         (3,672)           --              --
Amortization of deferred stock-based
   compensation ............................           --              --           25,707            --            25,707
Exercise of stock option for cash ..........         61,719          17,605           --              --            17,605
Net loss ...................................           --              --             --        (2,000,466)     (2,000,466)
                                               ------------    ------------   ------------    ------------    ------------

Balance at December 31, 2003 ...............     23,170,344         477,082         (3,684)    (10,246,845)     (9,773,447)
Accretion of preferred stock to redemption
   value ...................................           --              --             --           (72,403)        (72,403)
Accretion of cumulative pref ...............

Accretion of cumulative pref ...............       (632,000)

Issuance of Series A-1 convertible
   preferred share for cash, net of
   issuance costs of $22,295 ...............           --              --             --              --              --
Issuance of common stock warrants in
   connection with convertible notes payable           --           240,000           --              --           240,000
Issuance of common stock warrants with
   convertible notes payable ...............           --            65,036           --              --            65,036
Issuance of common stock warrants in lieu
   of compensation .........................           --           363,224           --              --           363,224
Amortization of deferred stock-based
   compensation ............................           --              --            3,684            --             3,684
Exercise of stock option for cash ..........          7,182           1,603           --              --             1,603
Net loss ...................................           --              --             --        (3,297,755)     (3,297,755)
                                               ------------    ------------   ------------    ------------    ------------

Balance at December 31, 2004 ...............     23,177,526    $  1,146,945   $       --      $(14,249,003)   $(13,102,058)
                                               ============    ============   ============    ============    ============


The accompanying notes are an integral part of these consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                 2004          2003
                                                                             -----------    -----------
Cash flows from operating activities:
     Net loss ............................................................   $(3,297,755)   $(2,000,466)
     Adjustments to reconcile net income to net cash provided by operating activities:
              Depreciation and amortization ..............................       762,073        721,567
              Allowance for sales returns and doubtful accounts ..........         7,381       (160,000)
              Allowance for excess and obsolete inventory ................        28,397       (141,446)
              Provision for demo equipment ...............................         6,000         29,000
              Loss on disposal of property and equipment .................        (9,518)          --
              Interest on convertible notes payable ......................       387,554        171,640
              Warrants issued in lieu of compensation ....................       363,224           --
              Amortization of deferred stock-based compensation ..........         3,684         25,707
              Change in operating assets and liabilities:
                  Accounts receivables ...................................      (669,283)     1,138,657
                  Inventories ............................................       523,443        220,063
                  Prepaid expenses and other current assets ..............          (881)       (60,238)
                  Other assets ...........................................            81         (1,340)
                  Accounts payable .......................................       438,158       (373,243)
                  Accrued liabilities ....................................       188,442        175,021
                  Other liabilities ......................................       (80,258)        62,367
                  Deferred revenue .......................................        50,161       (167,990)
                                                                             -----------    -----------

                      Net cash used in operating activities ..............    (1,299,097)      (360,701)
                                                                             -----------    -----------

Cash flows from investing activities:
     Purchase of property and equipment ..................................      (356,570)      (556,051)
                                                                             -----------    -----------

         Net cash used in investing activities ...........................      (356,570)      (556,051)
                                                                             -----------    -----------

Cash flows from financing activities:
     Proceeds from borrowing of debt obligation ..........................     1,610,046        200,000
     Repayment of debt obligation ........................................      (740,504)       (80,371)
     Proceeds from issuance of convertible notes .........................       652,199           --
     Proceeds from exercise of common stock options ......................         1,603         17,605
                                                                             -----------    -----------

         Net cash provided by (used in) financing activities .............     1,523,344        137,234
                                                                             -----------    -----------

              Net decrease in cash and cash equivalents ..................      (132,323)      (779,518)

Cash and cash equivalents at the beginning of the year ...................       172,497        952,015
                                                                             -----------    -----------

     Cash and cash equivalents at the end of the year ....................   $    40,174    $   172,497
                                                                             ===========    ===========

Supplemental disclosures of cash flow information:
     Interest paid during the year .......................................   $   185,946    $    38,347
                                                                             ===========    ===========
     Income taxes paid during the year ...................................   $      --      $      --
                                                                             ===========    ===========

Supplemental disclosure of non-cash investing and financing activities:
     Accretion of preferred stock to redemption value ....................   $   704,403    $   704,403
                                                                             ===========    ===========
     Issuance of stock options for consulting services ...................   $      --      $     3,672
                                                                             ===========    ===========
     Conversion of convertible promissory notes into preferred stock .....   $ 1,978,371    $      --
                                                                             ===========    ===========
     Conversion of interest payable into preferred stock .................   $   242,657    $      --
                                                                             ===========    ===========


The accompanying notes are an integral part of these consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

1.       FORMATION AND BUSINESS OF THE COMPANY

         GENERAL - Alpha Innotech Corporation and subsidiary (the "company") was incorporated and began operations in June, 1992, in the state of California, with facilities in San Leandro, California. The Company develops and markets digital imaging systems for image documentation, quantitative analysis, and image archiving. These systems are used with electrophoresis samples (gel, blots, autoradiographs, etc), microscopy applications, and general imaging from insects to culture plates. The Company has a wholly owned subsidiary, Alpha Innotech Limited, which is located in the UK and commenced sales operation in September 2001. This office location closed its operations in August 2003.

         The Company obtained an additional convertible notes payable financing offering totaling $674,494 during March and September of 2004. However, the Company has incurred substantial losses and negative cash flows from operations. For the year ended December 31, 2004, the Company incurred a loss from operations of $3,297,755 and negative cash flows from operations of $1,299,097 and has a working capital deficiency as of December 31, 2004. Management expects operating losses to continue for the foreseeable future because of additional costs and expenses related to research and development activities. Failure to generate sufficient revenues, raise additional capital or reduce certain discretionary spending could have a material adverse effect on the Company's ability to achieve its intended business objectives.

         GOING CONCERN - The accompanying consolidated financial statements have been prepared on a going concern basis that contemplates the realization of assets and discharge of liabilities in the normal course of business. From inception, the Company has incurred recurring losses from operation totaling approximately $14 million and has been unable to generate positive cash flow from operations. These conditions raise substantial doubts about the Company's ability to continue as a going concern. The Company has been able to fund its operating losses to date primarily through the sale of preferred stock. The ability of the Company to manage its operating expenses to a level that can be financed by existing cash is critical to the Company's ability to continue as a going concern. Management plans to manage expenses and obtain additional funds through a reverse merge with a public company. The consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS  OF  PRESENTATION  -  The  accompanying   consolidated  financial
         statements have been prepared in accordance with principles generally accepted in the United States of America.

         PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the financial statements of the Company and its wholly owned subsidiary Alpha Innotech Limited. All significant transactions and balances between the Company and its subsidiary have been eliminated in consolidation.

         USE OF ESTIMATES - The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements

                           ALPHA INNOTECH CORPORATION

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         FOREIGN CURRENCIES - The United States dollar is the reporting currency for the Company. The functional currency used by the subsidiary is the local currency. Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the balance sheet date. Revenue and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other comprehensive income.

         FAIR VALUE OF FINANCIAL INSTRUMENTS - The fair value of the Company's cash and cash equivalents, accounts receivable, and accounts payable approximate their carrying value due to the short maturity or market rate structure of those instruments. The fair value of the Company's debt approximates the carrying value due to the debt's short-term maturity.

         CASH AND CASH EQUIVALENTS - The Company considers investments that are highly liquid, that are readily convertible to cash, and that mature within three months from the date of purchase to be cash equivalents. Cash and cash equivalents include money market funds and various deposit accounts.

         INVENTORIES - Inventories are stated at the lower of cost or market, cost being determined using the first-in, first out ("FIFO") method. Reserves are established for excess or obsolete inventories.

         PROPERTY AND EQUIPMENT - Property and equipment are stated at cost less accumulated depreciation and are depreciated over their estimated useful lives of the related assets principally using the straight-line method: 18 months for demo and loaner equipment, 3 years for computer hardware and software, 5 to 7 years for furniture, fixture and equipment. Leasehold improvements are recorded at cost. Amortization is provided using the straight-line method over the shorter of their estimated useful lives or the term of the lease. Upon retirement or sale, the cost and related accumulated depreciation are removed from the balance sheet and the resulting gain or loss is reflected in other income and expense. Maintenance and repairs are charged to operations as incurred.

         INCOME TAXES - The provision for income taxes includes federal, state, and foreign taxes currently payable, deferred taxes arising from temporary differences between income for financial accounting and tax purposes, and the effects of net operating loss carryforwards. Deferred tax assets and liabilities are recognized for the estimated future tax effects attributable to temporary differences and carryforwards. Deferred tax assets and liabilities shall be classified as current or noncurrent based on the classification of the related asset or liability. A deferred tax asset or liability that is not related to an asset or liability shall be classified according to the expected reversal date of the temporary difference. These temporary differences result primarily from different accounting methods used for financial accounting and tax purposes for depreciation, state taxes, inventory costs, and employee compensation. A valuation allowance is established for the portion of a deferred tax asset for which it is more likely than not that a tax benefit will not be realized.

         IMPAIRMENT OF LONG-LIVED ASSETS - The Company evaluates its long-lived assets for indications of possible impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparison of the

                           ALPHA INNOTECH CORPORATION

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         carrying amounts to the future net undiscounted cash flows, which the assets are expected to generate. Should an impairment exist, the impairment would measured by the amount by which the carrying amount of the assets exceeds the projected discounted future cash flows arising from the asset. There have been no such impairments of long-lived assets through December 31, 2004.

         REVENUE RECOGNITION - The Company's revenue is derived from the sale of digital imaging systems, net of returns and allowances and is recognized when a contract is executed, all delivery obligations have been met, the fee is fixed and determinable, and collectibility is probable. All products are sold with a 1-year warranty agreement and the Company records an associated reserve for estimated warranty costs.

         For products sold where software is deemed to be more than incidental, the Company follows Statement of Position ("SOP") 97-2, "Software Revenue Recognition," as amended. Revenue earned on software arrangements involving multiple elements is allocated to each element based on vendor-specific objective evidence, which is based on the price charged when the same element is sold separately. When a digital imaging system is sold, the multiple elements are software and maintenance and support. Revenue allocated to software is recognized when a contract is executed, all delivery obligations have been met, the fee is fixed and determinable, and collection is probable. Revenue allocated to maintenance and support is recognized as deferred revenue when a contract is executed, all delivery obligations have been met, the fee is fixed and determinable, and collection is probable. Deferred revenue for maintenance and support is recognized ratably over the maintenance term (typically for a period of one year, beginning when a digital imaging system is considered sold or an extended maintenance and support contract is signed).

         ADVERTISING EXPENSES - The Company expenses advertising costs as incurred. Advertising expenses for the years ended December 31,2004 and 2003 were $77,444 and $102,695.

         RESEARCH AND DEVELOPMENT - Research and development costs are charged to operations as incurred.

         SOFTWARE DEVELOPMENT COSTS - Software development costs are included in research and development and are expensed as incurred. After technological feasibility is established, material software development costs are capitalized until the product is available for general release. The capitalized cost is then amortized on the straight-line basis over the estimated product life, or on the ration of current revenues to total projected project revenues, whichever is greater. To date, the period between achieving technological feasibility, which the Company has defined as the establishment of a working model and the point at which the product is ready for general release has been short and software development costs qualifying for capitalization have been insignificant. Accordingly, the Company has not capitalized any software development costs.

         STOCK-BASED COMPENSATION - The Company grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants in accordance with APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25") and related Interpretations. Under APB 25, because the exercise price of the Company's employee stock options equals the market price of the underlying stock on the date of grant, no employee stock options equal the market price of the underlying stock on the date of grant, no compensation expense is recognized. As permitted by Statement of Financial Accounting Standards No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION ("SFAS 123"), the Company has adopted the "disclosure only" alternative described in SFAS No. 123 for its employee stock option plan.

                           ALPHA INNOTECH CORPORATION

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         The Company has two stock-based employee compensation plans. As all options have been granted with exercise prices equal to the deemed fair value of the shares at the grant date, no stock-based employee compensation cost has been recognized under these stock-based employee compensation plans.

         Had compensation cost for the Company's stock option plans been determined based on the fair market value at the grant dates for stock options granted consistent with the provision of SFAS 123, the expense, net of the related tax effect, would have been immaterial to the Company's net loss.

         The weighted average fair value of options granted in 2004 and 2003 is $0.29 per share both years.

         COMPREHENSIVE LOSS - The Company has adopted the provisions to Statement of Financial Accounting Standards No. 130, COMPREHENSIVE INCOME ("SFAS No. 130"). SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components for general purpose financial statements. For all periods presented, there were no differences between net loss and comprehensive loss.

         CONCENTRATION OF CREDIT RISK - Financial instruments, which potentially subject the Company to concentration of credit risk, consist principally of trade receivables and holdings of cash. The Company's credit risk is managed by investing its cash in high-quality money market instruments. The receivables credit risk is controlled through credit approvals, credit limits, monitoring procedures, and establishment of a reserve for doubtful accounts.

         RECENT ACCOUNT PRONOUNCEMENTS - In December 2004, the FASB issued SFAS No. 123 (revised 2004), SHARE-BASED PAYMENT ("SFAS 123(R)"). This is a revision of SFAS No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, and supercedes APB No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES ("APB 25"). As noted in our stock based compensation accounting policy described above, the Company generally does not record compensation expense for employee stock options. Under SFAS 123(R), the Company will be required to measure the cost of employee services received in exchange for stock compensation, based on the grant date fair value (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award (usually the vesting period). The fair value for stock options will be estimated using an option-pricing model. Excess tax benefits, as defined in SFAS 123(R), will be recognized as an addition to paid-in capital. Under SFAS 123(R), measurement and recognition of compensation expense related to the Company's restricted stock will be the same as APB 25. The provisions of SFAS 123(R) are effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company is currently evaluating the impact of this statement on its consolidated financial statements.

         In November 2004, FASB issued SFAS 151, INVENTORY COST. This statement amends Accounting Research Bulletin No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material (spoilage). The provision of the statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. The Company is evaluating the impact of this statement on its consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         In January 2003, the FASB issued FASB Interpretation No. 46 ("FIN 46"), "Consolidation of Variable Interest Entities,, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective immediately for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company does not have any ownership in any variable interest entities as of December 31, 2003. The Company will apply the consolidation requirement of FIN 46 in future periods if it should own any interest in a variable interest entity.

         In May 2003,  the FASB  issued SFAS No.  150,  "Accounting  for Certain
         Financial Instruments with Characteristics of both Liabilities and Equity." SFAS No. 150 establishes standards for how an issuer classifies and measures financial instruments with characteristics of both debt and equity and requires an issuer to classify the following instruments as liabilities in its balance sheet: (1) a financial instrument issued in the form of shares that is mandatorily redeemable and embodies an unconditional obligation that requires the issuer to redeem it by transferring its assets at a specific or determined date or upon an event that is certain to occur; (2) a financial instrument, other than an outstanding share, that embodies an obligation to replace the issuer's equity shares, or is indexed to such obligation, and requires the issuer to settle the obligation by transferring assets; and (3) a financial instrument that embodies an unconditional obligation that the issuer must settle by issuing a variable number of equity shares if the monetary value of the obligation is based solely or predominantly on (a) a fixed monetary amount, (b) variations in something other than fair value of the issuer's equity shares, or (c) variations inversely related to changes in the fair value of the issuer's equity shares.

         In November 2003, The FASB issued FASB Staff Position No. 150-3, which deferred the effective dates of applying certain provisions of SFAS No. 150 related to mandatorily redeemable financial instruments of certain nonpublic entities and certain mandatorily redeemable noncontrolling interests for public and nonpublic entities.

         For public entities, SFAS No. 150 is effective for mandatorily redeemable financial instruments entered into or modified after May 31, 2003 and is effective for all other financial instruments as of the first interim period beginning after June 15, 2003.

         For mandatorily redeemable noncontrolling interests that would not have to be classified as liabilities by a subsidiary under the exception in paragraph 9 of SFAS No. 150, but would be classified as liabilities by the parent, the classification and measurement provisions of SFAS No. 150 are deferred indefinitely. For other mandatorily redeemable noncontrolling interests that were issued before November 5, 2003, the measurement provisions of SFAS No. 150 are deferred indefinitely. For those instruments, the measurement guidance for redeemable shares and noncontrolling interests in other literature shall apply during the deferral period.

         The adoption of SFAS No. 150 did not have any impact on the Company's consolidated financial statements.

                           ALPHA INNOTECH CORPORATION

3.       BALANCE SHEET COMPONENTS

                                                     December 31,   December 31,
                                                         2004           2003
                                                     -----------    -----------

         ACCOUNTS RECEIVABLE, NET
              Accounts receivable ................   $ 2,057,935    $ 1,388,652
              Less allowance for sales returns ...       (35,003)       (25,000)
              Less allowance for doubtful accounts       (47,378)       (50,000)
                                                     -----------    -----------

                  Accounts receivable, net .......   $ 1,975,554    $ 1,313,652
                                                     ===========    ===========

         INVENTORY, NET
              Raw material .......................   $   774,425    $ 1,245,315
              Finished Goods .....................        17,900           --
              Inventory in transit ...............        13,047         83,500
              Less allowance for excess and
                 obsolete inventory ..............       (80,781)       (52,384)
                                                     -----------    -----------

                  Inventory, net .................   $   724,591    $ 1,276,431
                                                     ===========    ===========


                                                December 31,   December 31,
                                                   2004           2003
                                                -----------    -----------

         PROPERTY AND EQUIPMENT
              Machinery and equipment .......   $   353,108    $   311,526
              Furniture and fixtures ........       203,265        203,265
              Leasehold improvements ........     1,507,500      1,507,500
              Loaner and demonstration units      1,109,709      1,034,091
              Computers .....................       299,733        296,543
              Software ......................        87,477         83,851
                                                -----------    -----------

                  Property and equipment ....     3,560,791      3,436,775

         Less accumulated depreciation and
              amortization ..................    (2,127,111)    (1,601,111)
                                                -----------    -----------

                  Property and equipment, net   $ 1,433,679    $ 1,835,664
                                                ===========    ===========

         In 2002, the Company entered into a capital lease agreement for production equipment. As of December 31, 2004 and 2003, property and equipment included $4,756 and $4,756 of equipment under capital lease and accumulated amortization of assets under capital lease was $2,705 and $1,648.

                                                December 31,    December 31,
                                                   2004            2003
                                                ----------      ----------

         ACCRUED LIABILITIES
              Payroll and related ...........   $  626,489      $  452,370
              Warranty ......................      100,717         120,182
              Audit and tax accrual .........       72,750          49,035
              Finder's fee ..................      175,000         175,000
              Interest on convertible notes .         --           142,165
              Other .........................      113,589         103,490
                                                ----------      ----------

                  Accrued liabilities .......   $1,088,545      $1,042,242
                                                ==========      ==========

                           ALPHA INNOTECH CORPORATION

4.       DEBT

                                                    December 31,    December 31,
                                                        2004           2003
                                                    ----------      ----------
         DEBT
              BFI Business Finance line of credit   $  810,046      $     --
              BFI Business term loan ............      300,000            --
              Xtrana term loan agreement ........      500,000            --
              Comerica revolving line of credit .         --           700,000
              California Economic Development
                  Lending Initiative "CEDLI"
                  Loan Agreement, repaid in 2004          --            40,504
              Convertible promissory notes,
                  converted in 2004 .............         --         1,303,877
                                                    ----------      ----------

                  Total debt ....................   $1,610,046      $2,044,381
                                                    ==========      ==========


         BFI BUSINESS FINANCE LINE OF CREDIT - In connection with funding of operations and development of new products on March 9, 2004, the Company established a line of credit with BFI Business Finance ("BFI"), in which the Company uses its accounts receivable as collateral and obtains advances from BFI up to 80% of the Company's accounts receivable balance at the time of the borrowing, but with principal advances not to exceed $1 million. The interest rate of the line of credit is variable, and bears interest at a rate of 3% over prime. The interest rate as of December 31, 2004 was 8.25%. Interest expense on the line of credit for the year ended December 31, 2004 was $106,568. The unused portion of the line of credit available at December 31, 2004 was $189,954.

         BFI BUSINESS TERM LOAN - In connection with funding of operations and development of new products on August 27, 2004, the Company assumed a loan in the amount of $300,000 payable to the BFI Business Finance ("BFI"). The interest rate applicable to the note is variable, and bears interest at a rate of 3% over prime. The interest rate as of December 31, 2004 was 8.25%. The loan matured and principal payments were due to BFI on December 31, 2004. However, in December 2004, BFI and the Company agreed to extend the note for an additional 90 days to March 31, 2005, for a fee of $20,000. Interest expense on the BFI loan for the year ended December 31, 2004 was $64,635.

         XTRANA TERM LOAN AGREEMENT - On December 14, 2004, Xtrana, Inc. ("Xtrana") and the Company entered into a merger agreement, to which Xtrana will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly-own subsidiary of Xtrana. Pursuant to the terms of the merger agreement, Xtrana made a loan to the Company in the amount of $500,000 on December 16, 2004. The obligations under the loan are secured by a second priority lien and security interest in substantially all assets of the Company. The loan bears interest at the rate of 6% per annum.

         COMERICA REVOLVING LINE OF CREDIT - In connection with funding of operations and development of new products on August 11, 2000, the Company established a $2 million revolving line of credit with Comerica bank. The line of credit limit was reduced to $1 million during fiscal 2002. The interest rate of the revolving line is the base bank rate plus 0.75%. The interest rate as of December 31, 2003 was 5.25%. The Company repaid the entire outstanding balance and closed the revolving line of credit in March 2004. Interest expense on the line of credit for the years ended December 31, 2004 and 2003 was $9,065 and $29,326.

                           ALPHA INNOTECH CORPORATION

4.       DEBT (CONTINUED)

         CEDLI LOAN AGREEMENT - In connection with funding of operations and development of new products on June 28,1999, the Company assumed a loan in the amount of $400,000 payable to the CEDLI. The interest rate applicable to the note is variable, and bears interest at a rate of 2% over prime. The interest rate as of December 31, 2003 was 6%. Payments are made in monthly installments of $6,667 each until August 2004. The Company repaid the entire outstanding balance of the loan in March 2004. Interest expense on the CEDLI loan for the years ended December 31, 2004 and 2003 was $650 and $ 5,298.

         CONVERTIBLE NOTES - In August and December of 2002, the Company issued $1,303,815 in convertible promissory notes. These notes are convertible into Series A preferred stock. The notes bear interest of 8% per annum till March of 2004, and were adjusted to 6% thereafter. On December 13, 2004, the convertible promissory notes were converted into Series A-1 preferred stock. The outstanding principal amount and interest accrued on the notes totaled $1,516,946 at the date of conversion. Interest expense on the convertible notes for the years ended December 31, 2004 and 2003 was $70,931 and $110,821.

         In March and September of 2004, the Company issued $674,494 in convertible promissory notes. These notes are convertible into Series A preferred stock. The notes issued in March bear interest of 6% per annum. In addition, common stock warrants were issued in connection with the convertible notes (see Note 8, Common Stock). On December 13, 2004, the 2004 convertible promissory notes were converted into Series A-1 preferred stock. The outstanding principal amount and interest accrued on the notes totaled $686,082 at the date of conversion. Interest expense on the convertible notes for the year ended December 31, 2004 was $11,587.

5.       COMMITMENTS AND CONTINGENCIES

         The Company rents its office facilities under an operating lease, which expires on December 2011. Under the terms of the lease, the Company is responsible for taxes, insurance and maintenance expenses. Rent expense for the years ended December 31, 2004 and 2003 was $444,788 and $414,068.

         At December 31, 2004, total future minimum facility lease payments are as follows:

         Year ending December 31:
              2005                                    $   440,766
              2006                                        449,766
              2007                                        458,955
              2008                                        468,338
              2009                                        477,918
              Thereafter                                  945,218
                                                      ------------

                  Total minimum lease obligations:    $ 3,240,960
                                                      ============

         Under the terms of the 2001 facility lease agreement, the Company is obligated to provide the lessor with a security deposit of $66,500, which is included in other assets.

                           ALPHA INNOTECH CORPORATION

6.       INCOME TAXES

         No provision or benefit for income taxes has been recognized for the years ended December 31, 2004 and 2003 as the Company has incurred net operating losses for income tax purposes and had no loss carryback potential.

         The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

                                                 December 31,     December 31,
                                                     2004             2003
                                                 -----------       -----------

         DEFERRED TAXES
              Net operating loss carryforwards   $ 3,234,662       $ 2,121,197
              Research and development credits       539,121           409,121
              Reserves and accruals ..........       759,546           732,759
                                                 -----------       -----------

                  Total ......................     4,533,329         3,263,077
              Less valuation allowance .......    (4,533,329)       (3,263,077)
                                                 -----------       -----------

                  Deferred taxes .............   $      --         $      --
                                                 ===========       ===========

         The net change in the valuation allowance for the years ended December 31, 2004 and 2003 was $1,270,252 and $637,805. Management believes that sufficient uncertainty exists regarding the future realization of deferred tax assets, and, accordingly a full valuation allowance is required.

         The difference between the expected provision for income taxes (based on the U.S. federal statutory tax rate of 34%) to the Company's actual income tax provison (effective tax rate of 0%) primarily relates to a full valuation allowance.
         At December 31, 2004, the Company had federal and state net operating loss carryforwards of approximately $8,400,000 and $6,300,000. The federal and state net operating loss carryforwards will expire in various periods through 2024.

         At December 31, 2003, the Company had federal and state research and development tax credits of approximately $300,000. The federal research credits expire in various periods through 2024 and the California research credits can be carried forward indefinitely.

         Utilization of net operating loss carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses and tax credits before utilization.

                           ALPHA INNOTECH CORPORATION

7.       REDEEMABLE CONVERTIBLE PREFERRED STOCK

         The following table summarizes the Company's redeemable convertible preferred stock:

                                                                   December 31,  December 31,
                                    December 31, 2004                  2004          2003
                         ---------------------------------------   -----------   -----------
                                         Issued
                                           and       Liquidation   Redemption    Redemption
                          Authorized   Outstanding     Amount         Value         Value
                         -----------   -----------   -----------   -----------   -----------
Series A preferred
shares
("Preferred Stock") ..    14,000,000    10,533,334   $ 7,900,001   $10,273,256   $ 9,568,853

Series A-1 preferred
shares
("Preferred Stock") ..    10,000,000     7,343,418     2,203,027     2,180,733          --
                         -----------   -----------   -----------   -----------   -----------

    Total redeemable
       preferred stock    24,000,000    17,876,752   $10,103,028   $12,453,989   $ 9,568,853
                         ===========   ===========   ===========   ===========   ===========


         The rights, preferences, privileges and restrictions thereof are summarized as follows:

         VOTING - Each share of  Preferred  Stock has voting  rights equal to an
         equivalent   number  of  shares  of  common  stock  into  which  it  is convertible and votes together as one class with the common stock.

         As long as at least 3,000,000 shares of convertible Preferred Stock remain outstanding, the Company must obtain approval from a majority of holders of convertible Preferred Stock in order to alter the Article of Incorporation as related to convertible Preferred Stock, change the authorized number of shares of convertible Preferred Stock, repurchase any shares of common stock other than shares subject to the right of repurchase by the Company, change the authorized number of Directors, authorize a dividend for any class or series other than convertible Preferred Stock.

         The holders of Preferred Stock, voting as a separate class, shall be entitled to elect two members to the Board of Directors. Likewise, the holders of common stock shall be entitled to elect two members to the Board of Directors. The remaining members of the Board of Directors shall be elected by the holders of preferred and common stock voting as a single class.

         REDEMPTIONS - The Preferred Stock Series A may be redeemed beginning May 11, 2005. The Preferred Stock Series A-1 may be redeemed beginning December 13, 2008. The Company will redeem a third the outstanding shares upon written request of the holders. An additional third are redeemable on each of the subsequent anniversaries.

         Since the redemption is not within the control of the Company, the company is accreting Preferred Stock to its expected redemption value. During the years ended December 31, 2004 and 2003, the Company recorded accretion of $704,403 and $704,403 to increase the Preferred Stock from the carrying amount to its expected redemption value.

         DIVIDENDS - Holders of Preferred Stock, are entitled to receive a cumulative dividend at the annual rate of 8% per share. The Company has accrued for dividends as the dividends are payable upon a redemption. Such dividends are payable in preference to any dividends for common stock declared by the Board of Directors. The Company has declared no dividend to date.

                           ALPHA INNOTECH CORPORATION

7.       REDEEMABLE CONVERTIBLE PREFERRED STOCK (CONTINUED)

         LIQUIDATION - In the event of liquidation, holders of Preferred Stock are entitled to a per share distribution in preference to the holders of common stock. This per share distribution is equal to the original issue price of $0.75 per share of Series A preferred stock, plus any accrued unpaid dividends, and $0.30 per share of Series A-1 preferred stock, plus any accrued unpaid dividends. In the event funds are insufficient to make a complete distribution to the holders of Preferred Stock as described above, the assets will be distributed ratably among the holders of each series in proportion to the full amounts to which they would otherwise be respectively entitled.

         After payment of the full liquidation preferred of Preferred Stock, as set forth above, the remaining assets of the Company available for distribution, if any, shall be distributed ratably to the holders of the common stock and the Preferred Stock as described in the section "Conversion," below.

         A merger, consolidation or sale of all or substantially all of the assets of the Company in which the stockholders of the Company immediately prior to the transaction possess less than 50% of the voting power of the surviving entity (or its parent) immediately after the transaction shall be deemed a liquidation, dissolution or winding up of the Company.

         CONVERSION - Shares of Series A and A-1 preferred stock are convertible into one share of common stock at the option of the holder, subject to adjustments. The adjusted conversion rate at December 31, 2004 for each series of preferred stock is as follows:

         o Series A current conversion rate after adjustment is 1 to 1.103, and all outstanding shares of Series A preferred stock are convertible into an aggregate of 11,618,267 shares of common stock.

         o Series A-1 current conversion rate after adjustment is 1 to 1, and all outstanding shares of Series A-1 preferred stock are convertible into an aggregate of 7,343,418 shares of common stock.

         Such conversion is automatic upon the effective date of a public offering of common stock for which the aggregate proceeds are at least $25 million, with a public offering price per share not less than $3.75 per share or upon the vote of at least 66-2/3% of the outstanding shares of Preferred Stock. A total of 24,000,000 shares of common stock have been reserved for issuance upon the conversion of Preferred Stock.

         SERIES A PREFERRED STOCK WARRANTS - In 2001, in conjunction with the Comerica line of credit agreement, the Company issued a warrant to Comerica to purchase 25,000 shares of Series A preferred stock with an exercise price of $1.96 per share. The warrant remains exercisable at December 31, 2004 and will expire on October 2006.

         In 2000, in conjunction with the Comerica line of credit agreement, the Company issued a warrant to Comerica to purchase 71,429 shares of Series A preferred stock with an exercise price of $1.96 per share. The warrants remain exercisable and outstanding at December 31, 2004 and expire on August 2005.

                           ALPHA INNOTECH CORPORATION

7.       REDEEMABLE CONVERTIBLE PREFERRED STOCK (CONTINUED)

         During 2000, the Company issued warrants to purchase an aggregate of 333,334 shares of Series A preferred stock with an exercise price of $0.75 per share as additional consideration for the convertible notes payable. The warrants remain exercisable at December 31, 2003 and will expire in October of 2006.

         The following table summarizes information concerning outstanding and exercisable Series A preferred stock warrants as of December 31, 2004:

                                                               Warrants Exercisable at
               Warrants Outstanding at December 31, 2004         December 31, 2004
             ---------------------------------------------   --------------------------
                                 Weighted
                                 Average         Weighted                     Weighted
Range of                        Remaining        Average                      Average
Exercise         Number        Contractual       Exercise        Number       Exercise
  Price       Outstanding     Life (in Years)     Price       Outstanding      Price
----------   -------------    --------------    ----------   -------------   ----------

 $ 0.75          333,334            1.75        $ 0.75           333,334        $ 0.75
   1.96           96,429            0.08          1.96            96,429          1.96
             -------------                                   ------------

                  429,763                                        429,763
             =============                                   ============


8.       COMMON STOCK

         At December 31, 2004 and 2003, the Company had reserved sufficient shares of common stock for issuance upon conversion of preferred stock and exercise of stock options. Common stockholders are entitled to dividends as and when declared by the Board of Directors subject to the prior rights of the preferred stockholders. The holders of each share of common stock are entitled to on vote.

         WARRANTS FOR COMMON STOCK - During 2004, the Company issued warrants to the holders of its convertible promissory notes to purchase an aggregate of 1,000,000 shares of common stock with an exercise price of $0.01 per share as additional consideration to the holders of the convertible promissory notes. Using the Black-Scholes pricing model and the following assumption: estimated volatility of 70%, a contractual life of five years, a zero dividend rate, 3.83%-4.13% rate of return, and fair value of the common stock of $0.30 per share, the Company determined the allocated fair value of the warrants was $240,000 at the date of grant. The warrants were recorded as a discount to the convertible promissory notes. The Company accreted the $240,000 discount to interest expense for the year ended December 31, 2004 due to the conversion of the convertible promissory notes into Series A-1 preferred stock in 2004.

         During 2004, the Company issued warrants to its officers to purchase an aggregate of 1,695,057 shares of common stock with an exercise price of $0.01 per share in connection with the officers' forfeiture of cash payments for salaries. Using the Black-Scholes pricing model and the following assumption: estimated volatility of 70%, a contractual life of five years, a zero dividend rate, 4.13% rate of return, and fair value of the common stock of $0.30 per share, the Company determined the allocated fair value of the warrants was $363,224 at the date of grant. This amount has been recorded as salary expense for the year ended December 31, 2004. The warrants remain exercisable at December 31, 2004 and will expire in December 2009.

                           ALPHA INNOTECH CORPORATION

8.       COMMON STOCK (CONTINUED)

         During March and September of 2004, the Company issued warrants to purchase an aggregate of 269,797 shares of common stock at the price of $0.01 per share as additional consideration for the notes payable financing (see Note 4, debt). Using the Black-Scholes pricing model and the following assumption: estimated volatility of 70%, a contractual life of five years, a zero dividend rate, 3.83%-4.13% rate of return, and fair value of the common stock of $0.30 per share, the Company determined the allocated fair value of the warrants was $65,036 at the date of grant. The warrants were recorded as a discount to notes payable. The Company accreted $65,036 of the discount to interest expense for the year ended December 31, 2004. The warrants remained exercisable at December 31, 2004 and will expire in March 2009.

         During August and December of 2002, the Company issued warrants to purchase an aggregate of 869,253 shares of common stock at the price of $0.01 per share as additional consideration for the notes payable financing (see Note 4, debt). Using the Black-Scholes pricing model and the following assumption: estimated volatility of 70%, a contractual life of five years, a zero dividend rate, 2.93%-3.25% rate of return, and fair value of the common stock of $0.30 per share, the Company determined the allocated fair value of the warrants was $212,280 at the date of grant. The warrants were recorded as a discount to notes payable. The Company accreted $0 and $171,577 of the discount to interest expense for the years ended December 31, 2004 and 2003. The warrants remained exercisable at December 31, 2004 and will expire in August and December of 2007.

         The following table summarizes information concerning outstanding and exercisable common stock warrants as of December 31, 2004:

                                                               Warrants Exercisable at
               Warrants Outstanding at December 31, 2004         December 31, 2004
             ---------------------------------------------   --------------------------
                                 Weighted
                                 Average         Weighted                     Weighted
Range of                        Remaining        Average                      Average
Exercise         Number        Contractual       Exercise        Number       Exercise
  Price       Outstanding     Life (in Years)     Price       Outstanding      Price
----------   -------------    --------------    ----------   -------------   ----------

 $ 0.01         3,834,107           4.39          $ 0.01        3,834,107      $ 0.01
             =============                                   =============

         STOCK OPTION PLAN - In 1999, the Company adopted the 1999 Stock Plan (the "Plan"). Under the Plan, the Company may issue options to purchase common stock to employees, directors and consultants. Options granted under the Plan may be incentive stock options or non-qualified stock options. Stock purchase rights may also be granted under the Plan. Incentive stock options ("ISO") may be granted only to Company employees, which includes officers and directors of the Company. Non-qualified stock options ("NSO") and stock purchase rights may be granted to employees and consultants. The Board of Directors has the authority to determine to whom options will be granted, the number of options, and the terms and the exercise price. Options are to be granted at an exercise price not less than fair market value for an ISO or 85% of fair value for an NSO. For individual holding more than 10% of the voting rights of all classes stock, the exercise price of an option will not be less than 110% of fair market value. Options become exercisable at least 20% per year over five years from the date of grant.

                           ALPHA INNOTECH CORPORATION

8.       COMMON STOCK (CONTINUED)

         The following tables summarize information concerning outstanding and exercisable stock options as of December 31, 2004:

                                                                              Weighted -
                                   Shares                                      Average
                                  Available       Options       Exercise      Aggregate
                                  For Grant     Outstanding    Price Share      Price
                                 -----------    -----------    -----------   -----------
Balance, December 31, 2002 ...     2,173,400      2,567,975    $      0.29   $   752,780
Granted ......................    (1,392,000)     1,392,000           0.30       417,600
Exercised ....................          --          (61,719)          0.28       (17,431)
Cancelled ....................        68,339        (68,339)          0.28       (18,823)
Expired ......................        14,991        (14,991)          0.26        (3,907)
                                 -----------    -----------    -----------   -----------

    Balance, December 31, 2003       864,730      3,814,926           --       1,130,219

Exercised ....................          --           (7,182)          0.22        (1,580)
Cancelled ....................       121,435       (121,435)          0.30       (36,430)
Expired ......................        83,517        (83,517)          0.29       (24,220)
                                 -----------    -----------    -----------   -----------

    Balance, December 31, 2004     1,069,682      3,602,792           --     $ 1,067,989
                                 ===========    ===========    ===========   ===========

                                                               Options Exercisable at
               Options Outstanding at December 31, 2004          December 31, 2004
             ---------------------------------------------   --------------------------
                                 Weighted
                                 Average         Weighted                     Weighted
Range of                        Remaining        Average                      Average
Exercise         Number        Contractual       Exercise        Number       Exercise
  Price       Outstanding     Life (in Years)     Price       Outstanding      Price
----------   -------------    --------------    ----------   -------------   ----------

  $ 0.16          312,300           5.51          $ 0.16          311,101      $ 0.16
    0.30        2,240,492           7.88            0.30        1,152,305        0.30
    0.33        1,050,000           6.41            0.33          735,000        0.33
             -------------                                   -------------

                3,602,792                                       2,198,406
             =============                                   =============

         During 2004 and 2003, the Company granted none and 15,000 options to purchase common stock to outside consultants for services rendered. These stock options were granted at an exercise price equal to the then estimated fair value of the common stock, for which expense of $0 and $3,672 was recorded as deferred stock-based compensation during 2004 and 2003 and is being amortized to general and administrative expense over the vesting period. $3,684 and $25,707 was recognized and recorded to general and administrative expense in 2004 and 2003.

                           ALPHA INNOTECH CORPORATION

8.       COMMON STOCK (CONTINUED)

         For these options, the Company calculated the fair value of each option on the date of grant using the Black-Scholes option pricing model as prescribed in SFAS No. 123 using the following assumptions:

                                                             December 31, 2003
                                                             ------------------

         Risk-free interest rate ......................            4.05%
         Expected life (in years) .....................             10
         Dividend yield ...............................             --
         Expected volatility ..........................             70%

9.       EMPLOYEE BENEFIT PLAN

         The Company offers the Alpha Innotech Corporation 401(k) Retirement Plan ("401(k) Plan"), a qualified voluntary contributory saving plan, available to substantially all the Company's employees. Eligible employees may contribute up to 15% of their pretax annual compensation, up to the amount allowed pursuant to the Internal Revenue Code. In 2004 and 2003, the Company did not match its employees' contributions. The Company's cost of the 401(k) Plan for the years ended December 31, 2004 and 2003 was $0 and $0.

10.      XTRANA MERGER

         On December 14, 2004, Xtrana, Inc., a Delaware corporation ("Xtrana"), AIC Merger Corporation, a California corporation and a wholly-owned subsidiary of Xtrana ("Xtrana Sub"), and the Company entered into an Agreement and Plan of Merger pursuant to which Xtrana Sub will be merged with and into the Company, with the Company continuing after the Merger as the surviving corporation and a wholly-owned subsidiary of Xtrana. This plan of merger has yet to be completed.

11.      PRIOR PERIOD ADJUSTMENT

         Revenue allocated to maintenance and support is deferred and recognized ratably over the maintenance term (typically one year). In 2005, while reviewing the deferred revenue schedule for maintenance and support, the Company determined that there was a formula error in the schedule that resulted in deferred revenue as recorded in the general ledger being understated at December 31, 2000 by $638,480. This error did not have an effect on revenue as previously recognized for any period subsequent to December 31, 2000. The Company has made a prior period adjustment due to this error. The effect of the prior period adjustment was to increase the amount previously recorded for deferred revenue by $638,480 and increase the amount previously recorded for accumulated deficit by $638,480.

                                                                      APPENDIX D

                    AMENDMENT TO CERTIFICATE OF INCORPORATION


                            CERTIFICATE OF AMENDMENT
                                       OF
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  XTRANA, INC.

         The undersigned, Michael D. Bick, Chairman of the Board of Directors of Xtrana, Inc. (the "Corporation"), a corporation organized and existing by virtue of the General Corporation Law (the "GCL") of the State of Delaware, does hereby certify pursuant to Section 103 of the GCL as to the following:

         1. The name of the Corporation is Xtrana, Inc. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on January 7, 1987.

         2. The terms and provisions of this Certificate of Amendment (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         3.       Article  IV  of  the   Corporation's   Amended  and   Restated
Certificate of Incorporation is hereby amended and restated as follows:

         "The total number of shares of stock which the Corporation is authorized to issue is Fifty Million (50,000,000), all of which shall be Common Stock, par value $0.01 per shares. Simultaneously with the effective date of the filing of this amendment to the Amended and Restated Certificate of Incorporation (the "Effective Date"), each share of Common Stock of the Corporation issued and outstanding or held as treasury shares immediately prior to the Effective Date (the "Old Common Stock") shall automatically be reclassified and continued (the "Reverse Split"), without any action on the part of the holder thereof, as one-tenth on one share (0.1) of Common Stock. The Corporation shall not issue fractional shares on account of the Reverse Split. Holders of Old Common Stock who would otherwise be entitled to a fraction of a share on account of the Reverse Split shall receive, upon surrender of the stock certificates formerly representing shares of the Old Common Stock, in lieu of such fractional share, one whole share of Common Stock.

         The Corporation's authorized shares of Common Stock, each having a par value of $0.01 per share, shall not be changed. The Corporation's stated capital shall be reduced by an amount equal to the aggregate par value of the shares of Common Stock issued prior to the effectiveness of this Certificate of Amendment which, as a result of the Reverse Split provided for herein, are no longer issued shares of Common Stock."

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Amended and Restated Certificate of Incorporation as of the __ day of ______________, 2005.



                                          __________________________________
                                          Michel D. Bick, PhD
                                          Chairman of the Board of Directors

                                  XTRANA, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, a stockholder of XTRANA, INC., a Delaware corporation (the "Company"), hereby nominates, constitutes and appoints Michael D. Bick, Ph.D. and James H. Chamberlain, or either one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company, to be held on October 3, 2005, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote with the same effect as if the undersigned were present, as follows:

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1. To elect the Board of Directors' six nominees as directors:

Michael D. Bick, Ph.D.           Douglas L. Ayer          John C. Gerdes, Ph.D.
 James H. Chamberlain         James B. Mahony, Ph.D.        N. Price Paschall

         |_| FOR ALL NOMINEES LISTED ABOVE (except as marked to the contrary below)

         |_|      WITHHELD for all nominees listed above

         (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below:)

         -----------------------------------------------------------------------

         The undersigned hereby confer(s) upon the proxies, and each of them, discretionary authority with respect to the election of directors in the event that any of the above nominees is unable or unwilling to serve.

Proposal 2.  To  adopt the Agreement and  Plan of  Merger,  dated as of December
             14, 2004, as amended, by and among Xtrana, Inc., AIC Merger Corporation, a direct wholly-owned subsidiary of Xtrana, Inc. and Alpha Innotech Corporation, pursuant to which AIC Merger Corporation will be merged with and into Alpha Innotech
             Corporation, with Alpha Innotech Corporation as the surviving corporation in the merger.

             |_| FOR                   |_| AGAINST                |_| ABSTAIN

Proposal 3.  To  amend  our  Certificate  of  Incorporation  to effect a reverse stock split pursuant to which ten shares of the Company's outstanding common stock will be exchanged for one new share of common stock immediately prior to the consummation of the proposed merger.

             |_| FOR                   |_| AGAINST                |_| ABSTAIN

Proposal 4.  To amend our Certificate of Incorporation to change the name of our
             corporation   to  Alpha  Innotech   Corp. following  a   successful
             completion of the proposed merger.

             |_| FOR                   |_| AGAINST                |_| ABSTAIN

Proposal 5.  To  approve a  proposal to  grant our management the  discretionary authority to adjourn the Annual Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of proposals 2, 3 and 4 above.

             |_| FOR                   |_| AGAINST                |_| ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS.

         The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated August __, 2005, relating to the Annual Meeting.

                                      Dated:___________________________, 2005

                                      Signature:_____________________________

                                      Signature:_____________________________
                                      Signature(s) of Stockholder(s)
                                      (See Instructions Below)
                                      The  Signature(s) hereon should correspond
                                      exactly   with   the   name(s)    of   the
                                      Stockholder(s)  appearing  on  the   Share
                                      Certificate. If stock is held jointly, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

           |_| Please indicate by checking this box if you anticipate
                          attending the Annual Meeting.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE